UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-01582

Enterprise Group of Funds, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Address of Principal Executive Offices)

Enterprise Capital Management, Inc.

3343 Peachtree Road

Atlanta, GA 30326

(Name and Address of Agent for Service)

Registrant’s telephone number including area code: (800) 432-4320

Date of fiscal year end: December 31

Date of reporting period: December 31, 2003

Item 1.    Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

THE ENTERPRISE Group of Funds, Inc.

AGGRESSIVE STOCK

ENTERPRISE Multi-Cap Growth Fund

ENTERPRISE Small Company Growth Fund

ENTERPRISE Small Company Value Fund

STOCK

ENTERPRISE Capital Appreciation Fund

ENTERPRISE Deep Value Fund

ENTERPRISE Equity Fund

ENTERPRISE Equity Income Fund

ENTERPRISE Growth Fund

ENTERPRISE Growth and Income Fund

INTERNATIONAL

ENTERPRISE International Growth Fund

SECTOR/SPECIALTY

ENTERPRISE Global Financial Services Fund

ENTERPRISE Global Socially Responsive Fund

ENTERPRISE Mergers and Acquisitions Fund

ENTERPRISE Technology Fund

DOMESTIC HYBRID

ENTERPRISE Managed Fund

ENTERPRISE Strategic Allocation Fund

INCOME

ENTERPRISE Government Securities Fund

ENTERPRISE High-Yield Bond Fund

ENTERPRISE Short Duration Bond Fund

ENTERPRISE Tax-Exempt Income Fund

ENTERPRISE Total Return Fund

MONEY MARKET

ENTERPRISE Money Market Fund

Returns in this report are historical and do not guarantee future performance of any fund. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”) is subadviser to the Enterprise Multi-Cap Growth Fund. Alger has approximately $10.8 billion in assets under management and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Fund is long-term capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the period, Class A shares of the Fund returned 33.73%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Fund underperformed its peer group, the Lipper Multi-Cap Growth Funds Index, which returned 35.38%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	07/01/99- 12/31/03
With Sales Charge	27.44%	6.23%
Without Sales Charge	33.73%	7.38%
S&P 500 Index*	28.69%	-3.18%
Lipper Multi-Cap Growth Funds Index*	35.38%	-4.81%

Class C	1-Year	07/01/99- 12/31/03
With Sales Charge	30.48%	6.51%
Without Sales Charge	32.80%	6.74%
S&P 500 Index*	28.69%	-3.18%
Lipper Multi-Cap Growth Funds Index*	35.38%	-4.81%

Class B	1-Year	07/01/99- 12/31/03
With Sales Charge	28.00%	6.42%
Without Sales Charge	33.00%	6.78%
S&P 500 Index*	28.69%	-3.18%
Lipper Multi-Cap Growth Funds Index*	35.38%	-4.81%

Class Y	1-Year	07/01/99- 12/31/03
Average Annual Return	34.44%	7.84%
S&P 500 Index*	28.69%	-3.18%
Lipper Multi-Cap Growth Funds Index*	35.38%	-4.81%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Multi-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Multi-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns for the S&P 500 Index and the Lipper Multi-Cap Growth Funds Index reflect the average annual returns from 6/30/1999 to 12/31/2003.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The 2003 new year brought an end to the positive momentum experienced throughout the fourth quarter of 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first part of the year. Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear about a potential war with Iraq began to trump economic fundamentals. With the outbreak of war in March, markets reversed course and recouped some of the losses experienced. Preferring war to uncertainty, investors pushed most indices higher during the end of the first quarter. Mid and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter of 2003.

The second quarter sustained the positive momentum, with most equity indices moving higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market. Stocks of all market capitalizations and styles surged higher into May. Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence and overall upbeat earnings outlooks. With a larger-than-expected jump in the index of leading economic indicators as well as a 0.25% rate cute on June 25, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small cap growth stocks leading the advance. Encouraged again by upbeat earnings news, investors pushed most indices higher into August. Buyers dominated the market, as personal income and personal spending experienced significant growth. Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September. Despite an improved outlook for the semiconductor industry, bearish news in the labor markets and OPEC’s surprise decision to cut oil output dragged stocks down during the final month of the quarter. While the Fed decided against any rate cuts during the quarter, it indicated a commitment to maintaining low interest rates for the foreseeable future.

The fourth quarter brought with it the continued advance of most equity indices. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP growth in 20 years, markets trended higher into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13 further enthused investors. Small and mid cap stocks performed especially well. As equity markets head into the new year, low interest rates, minimal inflation and solid economic fundamentals appear to be eclipsing fear and uncertainty.

What strategies affected Fund performance during the period?

During the year, the Fund benefited from solid security selection in the health care sector along with an over-weighting in the strong information technology sector. At the stock level, performance benefited most positively from positions in eBay Inc., Yahoo Inc., Broadcom Corp., National Semiconductor Corp. and Cisco Systems Inc. Conversely, the Fund was most negatively impacted by holdings in Biogen Inc., Advanced Fibre Communications Inc., Brocade Communications Systems Inc. and Alliant Techsystems Inc.

What changes were made to the Fund over the period?

Throughout the year, the number of Fund holdings increased to 59 stocks, while the cash position increased to 2.2% of net assets. Significant additions included Coach Inc., Intel Corp., Monster Worldwide Inc., Pacific Sunwear of California Inc. and Texas Instruments Inc. Significant eliminations included Best Buy Company Inc., Juniper Networks Inc. and Johnson & Johnson Inc.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 94.74%

Advertising — 0.74%

Monster Worldwide Inc. (a)	31,500	$691,740

Banking — 2.95%

Bank of New York Company Inc.	44,600	1,477,152
U.S. Bancorp	43,200	1,286,496

		2,763,648

Biotechnology — 5.96%

Amgen Inc. (a)	22,800	1,409,040
Genentech Inc. (a)	36,600	3,424,662
Invitrogen Corporation (a)	10,600	742,000

		5,575,702

Business Services — 1.29%

Medco Health Solutions Inc. (a)	35,400	1,203,246

Communications — 1.54%

Brocade Communications Systems Inc. (a)	249,600	1,442,688

Computer Hardware — 2.32%

Cisco Systems Inc. (a)	89,500	2,173,955

Computer Services — 6.52%

Cognizant Technology Solutions (Class A) (a)	20,400	931,056
United Online Inc. (a)	71,250	1,196,288
Yahoo! Inc. (a)	88,000	3,974,960

		6,102,304

Computer Software — 8.17%

Activision Inc. (a)	61,700	1,122,940
Novell Inc. (a)	98,500	1,036,220
Oracle Corporation (a)	77,900	1,028,280
PeopleSoft Inc. (a)	133,600	3,046,080
Veritas Software Corporation (a)	37,900	1,408,364

		7,641,884

Education — 0.81%

Apollo Group Inc. (Class A) (a)	11,200	761,600

Electrical Equipment — 1.61%

Intersil Corporation (Class A)	60,500	1,503,425

Entertainment & Leisure — 1.99%

Walt Disney Company	79,900	1,864,067

Fiber Optics — 3.47%

CIENA Corporation (a)	223,700	1,485,368
Corning Inc. (a)	168,600	1,758,498

		3,243,866

Finance — 2.67%

Capital One Financial Corporation	25,600	1,569,024
MGIC Investment Corporation	16,300	928,122

		2,497,146

	Number of Shares	Value

Gaming — 1.08%

International Game Technology	28,200	$1,006,740

Media — 2.29%

Time Warner Inc (a)	119,400	2,148,006

Medical Instruments — 5.89%

Boston Scientific Corporation (a)	81,700	3,003,292
Guidant Corporation	16,300	981,260
Varian Medical Systems Inc. (a)	7,600	525,160
Zimmer Holdings Inc. (a)	14,200	999,680

		5,509,392

Medical Services — 3.11%

Health Management Associates Inc. (Class A)	42,900	1,029,600
Quest Diagnostics Inc.	25,700	1,878,927

		2,908,527

Misc. Financial Services — 3.84%

Citigroup Inc.	50,000	2,427,000
Morgan Stanley Dean Witter & Company	20,200	1,168,974

		3,595,974

Oil Services — 1.13%

Halliburton Company	40,700	1,058,200

Pharmaceuticals — 5.43%

Allergan Inc.	6,400	491,584
Millennium Pharmaceuticals Inc. (a)	80,600	1,504,802
Pfizer Inc.	87,380	3,087,135

		5,083,521

Retail — 12.49%

Bed Bath & Beyond Inc. (a)	35,000	1,517,250
Coach Inc. (a)	26,700	1,007,925
eBay Inc. (a)	63,800	4,120,842
Gap Inc.	74,400	1,726,824
Home Depot Inc.	74,600	2,647,554
Pacific Sunwear Of California Inc. (a)	31,700	669,504

		11,689,899

Semiconductors — 14.21%

Applied Materials Inc. (a)	86,100	1,932,945
Broadcom Corporation (Class A) (a)	85,300	2,907,877
Intel Corporation	46,800	1,506,960
Kulicke & Soffa Industries Inc. (a)	105,500	1,517,090
Micron Technology Inc. (a)	99,300	1,337,571
National Semiconductor Corporation (a)	38,400	1,513,344
Novellus Systems Inc. (a)	22,500	946,125
Texas Instruments Inc.	55,600	1,633,528

		13,295,440

Telecommunications — 3.60%

Advanced Fibre Communications Inc. (a)	98,000	1,974,700
Comverse Technology Inc. (a)	79,300	1,394,887

		3,369,587

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Wireless Communications — 1.63%

Nextel Communications Inc. (Class A) (a)	38,200	$1,071,892
Spectrasite Inc. (a)	13,000	451,750

		1,523,642

Total Domestic Common Stocks
(Identified cost $75,157,978)		88,654,199

Foreign Stocks — 2.64%

Pharmaceuticals — 2.37%

QLT Inc. (a)	45,000	848,250
Teva Pharmaceutical Industries Ltd. (ADR)	24,200	1,372,382

		2,220,632

Travel/Entertainment/Leisure — 0.27%

Royal Caribbean Cruises Ltd.	7,200	250,488

Total Foreign Stocks
(Identified cost $1,798,457)		2,471,120

Principal Amount		Value

Repurchase Agreement — 2.18%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $2,038,079 Collateral: U.S. Treasury Bond $2,050,000, 2.875% due 06/30/04, Value $2,083,312	$2,038,000	$2,038,000

Total Repurchase Agreement
(Identified cost $2,038,000)		2,038,000

Total Investments
(Identified cost $78,994,435)		$93,163,319

Other Assets Less Liabilities — 0.44%		410,328

Net Assets — 100%		$93,573,647

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www. enterprisefunds.com

ANNUAL REPORT

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

William D. Witter, Inc. (“Witter”), which has approximately $1.9 billion in assets under management, is subadviser to the Enterprise Small Company Growth Fund. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Fund is capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 22.89%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 47.25%. The Fund underperformed its peer group, the Lipper Small-Cap Growth Funds Index, which returned 44.77%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	17.02%	4.37%	2.14%
Without Sales Charge	22.89%	5.39%	2.92%
Russell 2000 Index*	47.25%	7.13%	6.06%
Lipper Small-Cap Growth Funds Index*	44.77%	6.16%	5.05%

Class C	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	20.04%	4.63%	2.18%
Without Sales Charge	22.23%	4.84%	2.34%
Russell 2000 Index*	47.25%	7.13%	6.06%
Lipper Small-Cap Growth Funds Index*	44.77%	6.16%	5.05%

Class B	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	17.21%	4.51%	2.29%
Without Sales Charge	22.21%	4.85%	2.29%
Russell 2000 Index*	47.25%	7.13%	6.06%
Lipper Small-Cap Growth Funds Index*	44.77%	6.16%	5.05%

Class Y	1-Year	5-Year	10-Year
Average Annual Return	23.49%	5.89%	10.73%
Russell 2000 Index*	47.25%	7.13%	9.47%
Lipper Small-Cap Growth Funds Index*	44.77%	6.16%	9.05%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Small-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

**Since inception, 7/17/97, the average annual return for Class A Shares is 2.31% with sales charge and 3.09% without sales charge as of 12/31/03. Since inception, 7/17/97, the average annual return for Class B Shares is 2.45% with sales charge and 2.45% without sales charge as of 12/31/03. Since inception, 7/17/97, the average annual return for Class C Shares is 2.34% with sales charge and 2.50% without sales charge as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

2003 began with a less than auspicious start. The economy remained sluggish, as weak industrial demand and growing consumer recalcitrance negatively affected corporate earnings. Added to these structural issues, the administration’s preparation for its intended foray into Iraq continued to dampen investor’s spirits. Given these circumstances, the Fed continued to advocate a loose monetary policy, though its effect was not felt by the market during the early days of 2003. Its low rate policy pushed rates down to a level not seen in forty years.

The start of the Iraqi War in March ignited the equities markets, as uncertainty over the administration’s intentions was removed. Investors, after three years of eschewing risk, loaded up on the most volatile and speculative names, causing the risk premium to shrink from its high levels. The small-cap asset class outperformed all other asset classes in 2003 as the growth names in the class reasserted their dominance. However, as the market began to realize that the process of securing Iraq would be much lengthier, equities began to sell down from their year-to-date highs. The war’s $87 billion price tag was one additional negative data point to present itself in the third quarter. Economic news continued to be mixed as job creation numbers continued to be weak, even as better GDP growth numbers began to trickle into the markets outlook.

The market continued its winning ways through year-end, stopping only for several bouts of profit taking in November and December. The market rotated into less speculative holdings in the fourth quarter, as managers strove to take home profits for the first time in three years.

What strategies affected Fund performance during the period?

The market’s attraction to more speculative and higher valuation securities during the last year has been at odds with the Fund’s focus on strong, well-established firms. Beginning in early March the most speculative companies within the market have handily beaten the performance of higher quality small-caps. Witter’s strategy of low-turnover, higher quality stocks was challenged by this speculative, trading-oriented environment.

What changes were made to the Fund over the period?

Paul Philips, the Fund portfolio manager, retired in late August. Beginning in September, a new small cap growth team began making changes to the investments in the Fund. The new team added several additional steps to the investment process. These changes included increasing the number of holdings to increase the Fund’s diversification and performing quantitative analysis of prospective investment candidates.

The Fund made new investments in the technology, healthcare, and consumer sectors. Additions to the portfolio included technology names such as Neoware Systems, Inc., Integrated Silicon Solutions and MEMC Electronic Materials, Inc. Healthcare additions included Nabi Biopharmaceuticals, Angiotech Pharmaceuticals and Gen-Probe, Inc. New names within the consumer sector included K-Swiss, Ruby Tuesday and Sports Authority, Inc. The new team also reduced positions that had not performed as well as expected.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 91.85%

Apparel & Textiles — 1.85%

K-Swiss Inc. (o)	88,000	$2,117,280

Banking — 1.47%

Hudson United Bancorp	45,700	1,688,615

Business Services — 1.75%

MAXIMUS Inc. (a)(o)	51,250	2,005,412

Computer Hardware — 4.06%

Dot Hill Systems Corporation (a)(o)	94,500	1,431,675
Integrated Silicon Solution (a)(o)	131,100	2,054,337
Simpletech Inc. (a)	193,700	1,164,137

		4,650,149

Computer Services — 6.20%

Cray Inc. (a)(o)	325,320	3,230,428
Integral Systems Inc. (a)	82,600	1,777,552
Netscreen Technologies Insurance (a)	68,700	1,700,325
Tier Technologies Inc. (a)	47,200	385,624

		7,093,929

Computer Software — 8.91%

Avid Technology Inc. (a)	24,800	1,190,400
Digital River Inc. (a)	48,800	1,078,480
Kintera Inc. (a)(o)	160,300	1,987,720
Macromedia Inc. (a)	104,700	1,867,848
MSC.Software Corporation (a)(o)	125,800	1,188,810
Neoware Systems Inc. (a)(o)	119,300	1,634,410
Qad Inc. (a)(o)	101,900	1,249,294

		10,196,962

Consumer Products — 2.25%

Yankee Candle Company Inc. (a)	94,300	2,577,219

Electrical Equipment — 4.03%

C&D Technologies Inc.	92,400	1,771,308
Varian Inc. (a)	27,400	1,143,402
Woodhead Industries Inc.	100,500	1,698,450

		4,613,160

Electronics — 7.42%

Ceradyne Inc. (a)(o)	100,000	3,406,000
Cymer Inc. (a)	70,000	3,233,300
Veeco Instruments Inc. (a)	65,600	1,849,920

		8,489,220

Entertainment & Leisure — 0.92%

Lions Gate Entertainment Corporation (a)(o)	234,300	1,049,664

Finance — 0.82%

E-LOAN Inc. (a)(o)	315,400	939,892

Food, Beverages & Tobacco — 1.37%

Coolbrands International Inc. (a)	120,900	1,565,655

	Number of Shares	Value

Hotels & Restaurants — 5.32%

Ruby Tuesday Inc.	93,300	$2,658,117
The Cheesecake Factory (a)(o)	78,000	3,434,340

		6,092,457

Manufacturing — 2.31%

Gen-Probe, Inc. (a)(o)	38,700	1,411,389
Wilson Greatbatch Technologies Inc. (a)	29,300	1,238,511

		2,649,900

Media — 1.13%

Sonic Solutions (a)(o)	84,900	1,298,970

Medical Instruments — 6.84%

Candela Corporation (a)	71,400	1,298,052
Cytyc Corporation (a)	104,100	1,432,416
INAMED Corporation (a)	10,050	483,003
Kensey Nash Corporation (a)(o)	47,300	1,099,725
Varian Medical Systems Inc. (a)	31,000	2,142,100
Zoll Medical Corporation (a)	38,600	1,369,528

		7,824,824

Medical Services — 1.76%

Centene Corporation (a)(o)	34,800	974,748
Vital Images Inc. (a)(o)	58,600	1,045,424

		2,020,172

Oil Services — 9.06%

Cimarex Energy Company (a)	134,000	3,576,460
Smith International Inc. (a)	57,600	2,391,552
Ultra Petroleum Corporation (a)	179,000	4,406,980

		10,374,992

Pharmaceuticals — 4.61%

Angiotech Pharmaceuticals Inc. (a)	52,000	2,392,000
Bio Imaging Technologies Inc. (a)(o)	44,200	275,366
Nabi Biopharmaceuticals (a)(o)	86,600	1,100,686
Nexmed Inc. (a)(o)	378,100	1,508,619

		5,276,671

Retail — 6.93%

Christopher & Banks Corporation	97,500	1,904,175
Sports Authority Inc. (a)	67,000	2,572,800
Too Inc. (a)(o)	131,000	2,211,280
Tractor Supply Company (a)	32,000	1,244,480

		7,932,735

Semiconductors — 9.35%

Intermagnetics General Corporation (a)	138,500	3,069,160
Mattson Technology Inc. (a)(o)	100,900	1,232,998
MEMC Electronic Materials Inc. (a)	188,900	1,817,218
MKS Instruments Inc. (a)	113,551	3,292,979
Mykrolis Corporation (a)	80,000	1,286,400

		10,698,755

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares/Units	Value

Technology — 3.33%

Flir Systems Inc. (a)	104,400	$3,810,600

Transportation — 0.16%

Vitran Inc.	12,800	181,120

Total Domestic Common Stocks
(Identified cost $91,253,392)		105,148,353

Foreign Stocks — 2.21%

Semiconductors — 2.21%

ASM Lithography Holding	125,900	2,524,295

Total Foreign Stocks
(Identified cost $2,293,425)		2,524,295

Other Investments — 17.73%

Securities Lending Quality Trust (y)	20,295,761	20,295,761

Total Other Investments
(Identified cost 20,295,761)		20,295,761

Principal Amount		Value

Repurchase Agreement — 6.82%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $7,812,303 Collateral: U.S. Treasury Bond $7,845,000, 2.875% 06/30/04, Value $7,972,481	$7,812,000	$7,812,000

Total Repurchase Agreement
(Identified cost $7,812,000)		7,812,000

Total Investments
(Identified cost $121,654,578)		$135,780,409

Other Assets Less Liabilities — (18.61)%		(21,305,629)

Net Assets — 100%		$114,474,780

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

www. enterprisefunds.com

ANNUAL REPORT

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $26.0 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Small Company Value Fund.

Investment Objective

The objective of the Enterprise Small Company Value Fund is maximum capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 37.94%. The Fund underperformed its benchmark, the Russell 2000 Index, which returned 47.25%. The Fund underperformed its peer group, the Lipper Small-Cap Value Funds Index, which returned 47.53%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	31.45%	8.44%	10.75%
Without Sales Charge	37.94%	9.49%	11.28%
Russell 2000 Index*	47.25%	7.13%	9.47%
Lipper Small-Cap Value Funds Index*	47.53%	12.68%	12.21%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	34.98%	8.65%	12.10%
Without Sales Charge	37.35%	8.87%	12.27%
Russell 2000 Index*	47.25%	7.13%	8.93%
Lipper Small-Cap Value Funds Index*	47.53%	12.68%	12.45%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	32.26%	8.59%	12.22%
Without Sales Charge	37.26%	8.88%	12.22%
Russell 2000 Index*	47.25%	7.13%	10.38%
Lipper Small-Cap Value Funds Index*	47.53%	12.68%	13.36%

Class Y	1-Year	5-Year	05/31/95- 12/31/03**
Average Annual Return	38.57%	9.97%	13.23%
Russell 2000 Index*	47.25%	7.13%	10.27%
Lipper Small-Cap Value Funds Index*	47.53%	12.68%	13.25%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Russell 2000 Index is an unmanaged index of the stocks of 2000 small and mid-cap companies. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Small-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Small-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the Russell 2000 Index and the Lipper Small-Cap Value Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the Russell 2000 Index and the Lipper Small-Cap Value Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 05/24/95, the average annual return for Class Y shares is 13.22% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

At the beginning of 2003, the outlook for the economy and stock market appeared bleak. War with Iraq seemed inevitable and the economy stalled. From mid-January through mid-March, stocks gave back nearly all their fourth quarter 2002 gains. Although Fed Chairman Alan Greenspan was convinced uncertainty regarding Iraq was the only obstacle to a more vigorous economic recovery, skeptics abounded.

The swift victory in Iraq restored consumer confidence and the “something for everyone” Bush tax-cuts gave consumers more money to spend. While consumer spending re-ignited the economy, business investment and capital spending also started contributing to growth. Second quarter GDP growth came in at a healthy 3.3% and in the third quarter, exploded to 8.2%. Second and third quarter corporate earnings exceeded consensus expectations. Equity investors, who had been starved for good news, gobbled up stocks and the leading market indices closed 2003 with solid gains.

What strategies affected Fund performance during the period?

For the year, the Fund’s overweight position in industrials helped, and its overweight position in media companies hurt. The Fund did not participate in the rally in technology, but was helped by the announcement of the takeover of SPS Technologies by Precision Castparts Corporation in the third quarter, which had a ripple effect on several industrial holdings in the Fund, and by the takeovers of Nortek and Allen Telecom (now listed as Andrew Corp.).

Several small-cap names delivered eye-popping performance. Rural Cellular was the best performer for the year. Other top performers were Baldwin Technology Company, Inc., UnitedGlobalCom, Inc. and Weider Nutrition International, Inc.

What changes were made to the Fund over the period?

During the year, the Fund purchased shares of Packaging Dynamics Corporation, a manufacturer of flexible packaging products, Priority Healthcare Corporation, a distributor of specialty pharmaceuticals, Sinclair Broadcasting Group, Inc., Flowers Foods, Inc., Hercules, Inc., Boston Beer, Inc. and Gaylord Entertainment Company. Gabelli sold a portion of their holdings in Telephone & Data Systems and its publicly traded wireless business United States Cellular Corporation, and Gaylord Entertainment Company. Nortek and Allen Telecom were also sold when they were taken over.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 89.76%

Advertising — 0.02%

Interep National Radio Sales Inc. (a)	85,000	$115,600

Aerospace — 4.86%

AAR Corporation (a)	60,000	897,000
Ametek Inc.	110,000	5,308,600
Curtiss-Wright Corporation (Class B)	76,000	3,412,400
Curtiss-Wright Corporation	2,000	90,020
GenCorp Inc. (o)	585,000	6,300,450
Kaman Corporation (Class A)	230,000	2,927,900
Lockheed Martin Corporation	28,000	1,439,200
Moog Inc. (Class A) (a)	55,000	2,717,000
Sequa Corporation (Class A) (a)	25,000	1,225,000
Sequa Corporation (Class B)	45,000	2,245,500
Titan Corporation (a)	80,000	1,744,800

		28,307,870

Apparel & Textiles — 0.32%

Hartmarx Corporation	130,000	542,100
Levcor International Inc. (a)	30,000	120,000
Wolverine World Wide Inc.	60,000	1,222,800

		1,884,900

Automotive — 6.06%

A. O. Smith Corporation (Class A)	11,000	363,000
Aaron Rents Inc. (Class A)	3,000	55,470
AutoNation Inc. (a)	70,000	1,285,900
BorgWarner Inc.	96,000	8,166,720
Clarcor Inc.	143,000	6,306,300
Cooper Tire & Rubber Company	3,000	64,140
Earl Scheib Inc.	106,000	259,700
Exide Technologies (a)(o)	50,000	1,250
Federal-Mogul Corporation (a)(o)	20,000	4,500
Midas Inc. (a)(o)	305,000	4,361,500
Modine Manufacturing Company	225,000	6,070,500
Navistar International Corporation (a)	68,000	3,256,520
Raytech Corporation (a)	130,000	431,600
Standard Motor Products Inc. (o)	155,000	1,883,250
Superior Industries International Inc.	32,000	1,392,640
Tenneco Automotive Inc. (a)	200,000	1,338,000

		35,240,990

Banking — 0.80%

Crazy Woman Creek Bancorp Inc. (f)	51,000	1,032,750
First Republic Bank	24,000	859,200
Flushing Financial Corporation	103,500	1,891,980
Sterling Bancorp	30,500	869,250

		4,653,180

Biotechnology — 0.58%

Invitrogen Corporation (a)	48,000	3,360,000

Broadcasting — 4.27%

Acme Communications Inc. (a)(o)	90,000	791,100
Beasley Broadcast Group Inc. (Class A) (a)(o)	57,500	944,725

	Number of Shares	Value

Crown Media Holdings Inc. (Class A) (a)(o)	42,600	$352,302
Emmis Broadcasting Corporation Class A (a)(o)	14,000	378,700
Fisher Communications Inc. (a)(o)	65,000	3,315,000
Granite Broadcasting Corporation (a)(o)	340,000	561,000
Gray Television Inc.	208,600	3,154,032
Gray Television Inc. (Class A)	65,000	986,050
Liberty Media Corporation (Class A) (a)	70,000	832,300
Lin TV Corporation (a)(o)	120,000	3,097,200
Nexstar Broadcasting Group Inc. (Class A) (a)	2,000	27,420
Paxson Communications Corporation (a)(o)	540,000	2,079,000
Salem Communications Corporation (Class A) (a)(o)	75,000	2,034,000
Spanish Broadcasting Systems Inc. (Class A) (a)	90,000	945,000
UnitedGlobalCom Inc. (Class A)	190,000	1,611,200
World Wrestling Federation Entertainment Inc.	54,000	707,400
Young Broadcasting Inc. (Class A) (a)	151,000	3,026,040

		24,842,469

Building & Construction — 1.93%

Core Materials Corporation	373,000	1,089,160
Fleetwood Enterprises Inc. (a)(o)	50,000	513,000
Hughes Supply Inc.	1,000	49,620
Huttig Building Products Inc. (a)	100,000	300,000
Monaco Coach Corporation (a)	38,600	918,680
Rollins Inc.	370,000	8,343,500

		11,213,960

Business Services — 0.77%

Edgewater Technology Inc. (a)(o)	400,000	1,944,000
Imagistics International Inc. (a)	7,200	270,000
Nashua Corporation (a)	180,000	1,530,000
National Processing Inc. (a)	32,000	753,600

		4,497,600

Cable — 1.86%

Cablevision Systems Corporation (Class A) (a)	425,000	9,940,750
Lamson & Sessions Company (a)	155,000	894,350

		10,835,100

Chemicals — 4.63%

Church & Dwight Company Inc.	64,500	2,554,200
Cytec Industries Inc. (a)	12,000	460,680
Ethyl Corporation (a)	50,000	1,093,500
Ferro Corporation	97,000	2,639,370
Great Lakes Chemical Corporation (o)	218,000	5,927,420
H. B. Fuller Company	75,000	2,230,500
Hercules Inc. (a)	380,000	4,636,000
MacDermid Inc.	135,000	4,622,400

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares/Units	Value

Olin Corporation	80,000	$1,604,800
Omnova Solutions Inc. (a)(o)	250,000	1,200,000

		26,968,870

Computer Services — 0.26%

Startek Inc. (o)	10,000	407,900
Tyler Technologies Inc. (a)(o)	80,000	770,400
Xanser Corporation (a)	130,000	308,100

		1,486,400

Computer Software — 0.06%

BARRA Inc. (a)(o)	2,000	70,980
Global Sources Ltd. (a)	2,000	14,102
OpenTV Corporation (a)	72,000	241,200

		326,282

Conglomerates — 0.05%

Harbor Global Company Ltd.	30,000	273,000

Construction — 0.01%

KB Home	1,000	72,520

Consumer Durables — 0.39%

Dana Corporation	120,000	2,202,000
Noel Group Liquidating Trust Units (a)(d)(g)(m)	15,000	—
Oneida Ltd. (o)	10,000	58,900

		2,260,900

Consumer Products — 1.41%

Department 56 Inc. (a)	64,000	838,400
Elizabeth Arden Inc. (a)(o)	65,000	1,294,800
Jarden Corporation (a)(o)	2,250	61,515
Martha Stewart Living Inc. (Class A) (a)(o)	6,000	59,100
New England Business Service Inc.	13,000	383,500
Rayovac Corporation (a)(o)	43,000	900,850
Revlon Inc. (Class A) (a)(o)	120,608	270,162
Scotts Company (a)	6,000	354,960
Sola International Inc. (a)	140,000	2,632,000
The Dial Corporation	50,000	1,423,500

		8,218,787

Consumer Services — 0.93%

Roto Rooter Inc.	117,000	5,393,700

Containers/Packaging — 0.66%

Crown Holdings Inc. (a)	30,000	271,800
Packaging Dynamics Corporation (o)	205,000	2,107,400
Pactiv Corporation (a)	60,000	1,434,000

		3,813,200

Drugs & Medical Products — 0.38%

Landauer Inc. (o)	28,000	1,141,840
Owens & Minor Inc.	50,000	1,095,500

		2,237,340

Electrical Equipment — 3.54%

Ampco-Pittsburgh Corporation	65,000	888,550
Baldor Electric Company (o)	190,000	4,341,500

	Number of Shares	Value

C&D Technologies Inc.	10,000	$191,700
Donaldson Company Inc.	39,000	2,307,240
National Presto Industries Inc.	30,400	1,098,960
Selas Corporation of America	150,000	549,000
SL Industries Inc. (a)	130,000	1,042,600
Thomas & Betts Corporation (a)	370,000	8,469,300
Thomas Industries Inc.	50,000	1,733,000

		20,621,850

Electronics — 0.96%

CTS Corporation (o)	190,000	2,185,000
Fargo Electronics Inc. (a)(o)	28,000	356,160
Park Electrochemical Corporation	115,000	3,046,350

		5,587,510

Energy — 1.53%

Aquila Inc. (a)	180,000	610,200
Atmos Energy Corporation	1,000	24,300
El Paso Electric Company (a)	370,000	4,939,500
Mirant Corporation (a)	50,000	19,500
Nicor Inc.	65,000	2,212,600
Southern Union Company (a)	60,900	1,120,560

		8,926,660

Entertainment & Leisure — 3.97%

Canterbury Park Holding Corporation (a)	15,000	253,500
Dover Downs Gaming & Entertainment Inc.	110,000	1,040,600
Dover Motorsports Inc.	200,000	700,000
E.W. Scripps Company (Class A)	60,000	5,648,400
Gaylord Entertainment Company (a)(o)	240,000	7,164,000
K2 Inc. (a)(o)	10,000	152,100
Magna Entertainment Corporation (Class A) (a)(o)	325,000	1,647,750
Metro Goldwyn Mayer Inc. (a)	30,500	521,245
Sinclair Broadcast Group Inc. (Class A) (a)(o)	250,000	3,730,000
Six Flags Inc. (a)(o)	300,500	2,259,760

		23,117,355

Finance — 0.90%

BKF Capital Group Inc. (a)	74,000	1,826,320
Federal Agriculture Mortgage Corporation (a)(o)	1,000	31,960
Interactive Data Corporation (a)	140,000	2,318,400
SWS Group Inc.	60,000	1,068,000

		5,244,680

Food, Beverages & Tobacco — 6.64%

Boston Beer Inc. (Class A) (a)(o)	49,800	903,372
Brown-Forman Corporation (Class B)	3,800	355,110
Corn Products International Inc.	155,000	5,339,750
Del Monte Foods Company (a)	150,000	1,560,000
Farmer Brothers Company (o)	2,500	778,125
Flowers Foods Inc.	235,000	6,063,000
Hain Celestial Group Inc. (a)	25,000	580,250

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Ingles Markets Inc. (Class A) (o)	190,000	$1,951,300
International Multifoods Corporation (a)(o)	250,000	4,500,000
J.M. Smucker Company	24,000	1,086,960
John B. Sanfilippo & Son Inc. (a)(o)	3,000	153,120
PepsiAmericas Inc.	245,000	4,194,400
Ralcorp Holdings Inc. (a)	62,500	1,960,000
Robert Mondavi Corporation (Class A) (a)(o)	60,000	2,330,400
Sensient Technologies Corporation	168,900	3,339,153
Vermont Pure Holdings Ltd. (a)	10,000	30,600
Weis Markets Inc.	96,000	3,484,800

		38,610,340

Gaming — 0.36%

Lakes Entertainment Inc. (a)(o)	130,000	2,099,500

Hotels & Restaurants — 2.46%

Aztar Corporation (a)(o)	230,000	5,175,000
Boca Resorts Inc. (a)	152,500	2,281,400
Denny’s Corporation (a)	25,000	10,250
Extended Stay America Inc.	5,000	72,400
Louisiana Quinta Corporation (a)	300,000	1,923,000
The Steak n Shake Company (a)(o)	95,000	1,695,750
Triarc Companies Inc. (Class A) (o)	95,500	1,128,810
Triarc Companies Inc. (Class B) (o)	175,000	1,886,500
Trump Hotels & Casino Resorts Inc. (a)(o)	25,000	54,000
Wyndham International Inc. (a)	135,000	90,450

		14,317,560

Insurance — 1.27%

Argonaut Group Inc. (a)(o)	125,000	1,942,500
Liberty Corporation	105,000	4,744,950
Midland Company (o)	30,100	710,962

		7,398,412

Life Insurance — 0.03%

The Phoenix Companies Inc. (o)	13,500	162,540

Machinery — 4.12%

AGCO Corporation (a)(o)	57,000	1,147,980
Baldwin Technology Company Inc. (Class A)	255,000	586,500
Fairchild Corporation (Class A) (a)	240,000	1,209,600
Flowserve Corporation (a)	205,000	4,280,400
Franklin Electric Company Inc.	22,000	1,330,780
Gardner Denver Inc. (a)	79,500	1,897,665
IDEX Corporation	40,000	1,663,600
Katy Industries Inc. (a)	158,000	902,180
Paxar Corporation (a)	30,000	402,000
Robbins & Myers Inc.	80,000	1,519,200
Standex International Corporation	60,000	1,680,000
Tech/Ops Sevcon Inc.	55,000	301,400
Tennant Company	44,000	1,905,200
The Gorman-Rupp Company	43,000	1,135,200
Watts Industries Inc. (Class A)	180,000	3,996,000

		23,957,705

	Number of Shares	Value

Manufacturing — 7.73%

Acuity Brands Inc.	100,000	$2,580,000
Aviall Inc. (a)	190,000	2,946,900
Barnes Group Inc.	37,000	1,195,470
Belden Inc.	95,000	2,003,550
Bull Run Corporation (a)	6,000	7,380
Crane Company	145,000	4,457,300
Cuno Inc. (a)	40,000	1,801,200
Energizer Holdings Inc. (a)	28,000	1,051,680
Esco Technologies Inc. (a)	1,500	65,475
Fedders Corporation (a)(Rts.)	320,000	19,200
Fedders Corporation (o)	320,000	2,304,000
Gerber Scientific Inc. (a)	140,000	1,114,400
GP Strategies Corporation (a)	35,000	280,000
Graco Inc.	75,000	3,007,500
Graftech International Ltd. (a)	124,000	1,674,000
Industrial Distribution Group Inc. (a)(o)	76,000	422,560
Lindsay Manufacturing Company (o)	30,000	757,500
MagneTek Inc. (a)(o)	150,000	988,500
Myers Industries Inc.	372,000	4,508,640
Oil-Dri Corporation of America	177,000	2,816,070
Park Ohio Holdings Corporation (a)(o)	220,000	1,628,000
Pentair Inc.	18,000	822,600
Precision Castparts Corporation	113,821	5,168,599
Roper Industries Inc.	30,000	1,477,800
Strattec Security Corporation (a)	25,000	1,522,750
Teleflex Inc.	8,000	386,640

		45,007,714

Media — 2.06%

Gemstar-TV Guide International Inc. (a)(o)	220,000	1,111,000
Media General Inc. (Class A)	152,000	9,895,200
Pegasus Communications Corporation (Class A) (a)(o)	35,000	982,800

		11,989,000

Medical Instruments — 2.48%

Dentsply International Inc.	10,000	451,700
Digene Corporation (a)(o)	6,000	240,600
Henry Schein Inc. (a)	12,000	810,960
ICU Medical Inc. (a)(o)	2,000	68,560
INAMED Corporation (a)	60,000	2,883,600
Patterson Dental Company (a)	10,000	641,600
Sybron Dental Specialties (a)	325,000	9,132,500
Young Innovations	5,000	180,000

		14,409,520

Medical Services — 1.27%

Apogent Technologies Inc. (a)(o)	50,000	1,152,000
CIRCOR International Inc. (o)	170,000	4,097,000
Interpore International (a)(o)	10,000	130,000
Inverness Medical Innovations Inc. (a)(o)	78,000	1,698,840
Odyssey Healthcare Inc. (a)	11,250	329,175

		7,407,015

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Metals & Mining — 0.02%

WHX Corporation (a)(o)	40,000	$106,800

Multi-Line Insurance — 0.69%

Alleghany Corporation (a)	18,126	4,033,035

Neutraceuticals — 0.40%

Weider Nutrition International Inc. (a)	525,000	2,336,250

Oil Services — 0.15%

RPC Inc.	27,300	300,027
W-H Energy Services Inc. (a)(o)	35,000	567,000

		867,027

Paper Products — 1.36%

Boise Cascade Corporation	60,000	1,971,615
Greif Brothers Corporation (Class A) (o)	130,000	4,616,300
Schweitzer Mauduit International Inc.	45,000	1,340,100

		7,928,015

Pharmaceuticals — 0.21%

Priority Healthcare Corporation (Class B) (a)(o)	50,000	1,205,500

Printing & Publishing — 5.00%

A.H. Belo Corporation (Class A)	140,000	3,967,600
Journal Register Company (a)	224,400	4,645,080
Lee Enterprises Inc.	70,000	3,055,500
McClatchy Company (Class A)	54,000	3,715,200
Penton Media Inc. (a)	300,000	408,000
Pulitzer Inc. (o)	150,000	8,100,000
Thomas Nelson Inc. (o)	140,000	2,706,200
Topps Company Inc.	245,000	2,513,700

		29,111,280

Property-Casualty Insurance — 0.42%

CNA Surety Corporation (a)	255,000	2,425,050

Publishing — 0.44%

PRIMEDIA Inc. (a)(o)	600,000	1,698,000
Value Line Inc. (o)	17,700	883,230

		2,581,230

Real Estate — 0.33%

Catellus Development Corporation	16,340	394,131
Griffin Land & Nurseries Inc. (a)(o)	63,000	895,293
Gyrodyne Company of America Inc. (a)	22,000	605,220

		1,894,644

Retail — 0.46%

Big 5 Sporting Goods Corporation (a)(o)	5,000	104,750
Neiman-Marcus Group Inc. (Class A) (a)	8,000	429,360
Neiman-Marcus Group Inc. (Class B) (a)	40,000	2,000,000

	Number of Shares	Value

Sports Authority Inc. (a)	2,000	$76,800
ValueVision Media Inc. (Class A) (a)(o)	3,000	50,100

		2,661,010

Semiconductors — 0.04%

Zoran Corporation (a)(o)	12,000	208,680

Technology — 0.13%

Flir Systems Inc. (a)	3,000	109,500
J Net Enterprises Inc. (f)	470,000	658,000

		767,500

Telecommunications — 2.79%

AirGate PCS Inc. (a)(o)	70,000	172,200
Andrew Corporation (a)(o)	64,999	748,139
Atlantic Tele-Network Inc.	12,000	336,600
ATX Communications Inc. (a)(o)	60,000	13,200
Centurytel Inc.	35,000	1,141,700
Cincinnati Bell Inc. (a)	660,000	3,333,000
Citizens Communications Company (a)	145,000	1,800,900
Commonwealth Telephone Enterprises Inc. (a)(o)	55,720	2,103,430
Communications Systems Inc.	92,500	740,925
D&E Communications Inc. (o)	139,500	2,024,145
McLeodUSA Inc. (Class A) (a)	5,001	7,401
McLeodUSA Inc. (Escrow) (a)(d)	60,000	—
Nextel Partners Inc. (Class A) (a)(o)	90,000	1,210,500
Panamsat Corporation (a)(o)	80,000	1,724,800
Plantronics Inc. (a)	5,000	163,250
Rural Celluar Corporation (Class A) (a)(o)	65,000	516,750
Sprint Corporation-PCS Group (a)	10,000	56,200
Triton PCS Holdings Inc. (Class A) (a)(o)	22,000	122,760

		16,215,900

Transportation — 0.95%

GATX Corporation (o)	137,000	3,833,260
Marine Products Corporation (o)	39,200	736,960
Oshkosh Truck Corporation	10,000	510,300
TransPro Inc. (a)(o)	110,000	460,900

		5,541,420

Travel/Entertainment/Leisure — 0.18%

Bowlin Travel Centers Inc. (a)	60,000	120,000
Pinnacle Entertainment Inc. (a)(o)	100,000	932,000

		1,052,000

Utilities — 4.28%

AGL Resources Inc.	38,000	1,105,800
Allegheny Energy Inc. (a)(o)	60,000	765,600
CH Energy Group Inc. (o)	63,000	2,954,700
CMS Energy Corporation (a)(o)	100,000	852,000
Duquesne Light Holdings Inc. (o)	445,000	8,161,300
Florida Public Utilities Company	22,666	353,136
Maine & Maritimes Corporation	1,300	45,513
ONEOK Inc.	50,000	1,104,000

ANNUAL REPORT

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Otter Tail Corporation (o)	22,000	$588,060
SJW Corporation	30,000	2,677,500
Southwest Gas Corporation	68,000	1,526,600
Weststar Energy Inc.	235,000	4,758,750

		24,892,959

Waste Management — 1.02%

Allied Waste Industries Inc. (a)	245,000	3,400,600
Republic Services Inc.	100,000	2,563,000

		5,963,600

Wireless Communications — 1.32%

AT&T Wireless Services Inc. (a)	40,000	319,600
Centennial Communications Corporation (Class A) (a)(o)	120,000	631,200
Dobson Communications Corporation (a)(o)	59,000	387,630
Leap Wireless International Inc. (a)	110,000	3,630
Price Communications Corporation (a)	140,000	1,922,200
United States Cellular Corporation (a)(o)	15,000	532,500
Western Wireless Corporation (Class A) (a)(o)	210,000	3,855,600

		7,652,360

Total Domestic Common Stocks
(Identified cost $424,255,481)		522,304,289

Foreign Stocks — 3.32%

Broadcasting — 0.52%

News Corporation Ltd. (ADR)	100,000	3,025,000

Cable — 0.35%

Rogers Communications Inc. (Class B) (o)	125,000	2,062,500

Hotels & Restaurants — 0.48%

Kerzner International Ltd. (a)	72,000	2,805,120

Manufacturing — 0.83%

Cooper Industries Ltd. (Class A)	38,000	2,201,340
Denison International (a) (ADR)	109,000	2,605,100

		4,806,440

Medical Instruments — 0.03%

Orthofix International (a)(o)	3,000	146,940

Metals & Mining — 0.21%

Barrick Gold Corporation	47,000	1,067,370
Kinross Gold Corporation (a)	17,333	138,491

		1,205,861

Telecommunications — 0.68%

Vimpel-Communications (ADR) (a)(o)	54,000	3,969,000

	Number of Shares/Units or Principal Amount	Value

Wireless Communications — 0.22%

Rogers Wireless Communications (Class B) (a)(o)	60,000	$1,284,000

Total Foreign Stocks
(Identified cost $12,115,720)		19,304,861

Preferred Stocks — 1.22%

Broadcasting — 0.99%

Granite Broadcasting Corporation	9,000	5,760,000

Telecommunications — 0.23%

Andrew Corporation (a)(o)	11,000	1,375,220

Total Preferred Stocks
(Identified cost $6,546,756)		7,135,220

U.S. Treasury Bills — 3.78%

Discount notes:
0.925% due 01/02/04 (s)	$14,000,000	13,999,640
0.86% due 03/25/04 (s)	8,000,000	7,983,947

Total U.S. Treasury Bills
(Identified cost $21,983,587)		21,983,587

Other Investments — 11.76%

Securities Lending Quality Trust (y)	68,431,565	68,431,565

Total Other Investments
(Identified cost $68,431,565)		68,431,565

Repurchase Agreement — 1.64%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $9,533,371 Collateral: U.S. Treasury Bond $9,570,000, 2.875% due 6/30/04 Value $9,725,512	$9,533,000	9,533,000

Total Repurchase Agreement
(Identified cost $9,533,000)		9,533,000

Total Investments
(Identified cost $542,866,109)		$648,692,522

Other Assets Less Liabilities — (11.48)%		(66,820,324)

Net Assets — 100%		$581,872,198

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2003.
(f)	Considered an affiliated company as the Fund owns more than 5% of the outstanding voting securities of such company. The total market value of investments in affiliated companies as of December 31, 2003 was $1,690,750.
(g)	Restricted securities held at December 31, 2003 were as follows:

Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Aggregate		Percent of Net Assets
					Cost	Value

Noel Group Liquidating Trust Units	10/08/98	15,000	$0.81	$0.00	12,187	$—	0.00%

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	The rate shown is the current effective yield.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.
(Rts.)	The Fund is entitled to purchase one new share of Fedders Corporation Cumulative Preferred Stock (Class A) for every 20 rights held and $23.70 per share through January 16, 2004.

See notes to financial statements.

www.enterprisefunds.com

ANNUAL REPORT

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $30.5 billion for institutional clients and whose usual investment minimum is $100 million, is subadviser to the Enterprise Capital Appreciation Fund.

Investment Objective

The objective of the Enterprise Capital Appreciation Fund is maximum capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 32.00%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	25.73%	-0.24%	8.14%
Without Sales Charge	32.00%	0.73%	8.66%
S&P 500 Index*	28.69%	-0.57%	11.06%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	7.77%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	28.98%	0.00%	7.16%
Without Sales Charge	31.29%	0.20%	7.32%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	3.39%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	26.29%	-0.12%	9.29%
Without Sales Charge	31.29%	0.18%	9.29%
S&P 500 Index*	28.69%	-0.57%	11.12%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	7.91%

Class Y	1-Year	5-Year	05/31/98- 12/31/03**
Average Annual Return	32.61%	1.20%	4.04%
S&P 500 Index*	28.69%	-0.57%	1.79%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	-1.85%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 05/14/98, the average annual return for Class Y shares is 3.45% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After a three-year period of negative equity returns, it seems appropriate to pause briefly and salute the results achieved by stocks during 2003. As reported by the New York Times (January 2, 2004) it “was the year that almost every stock went up…” U.S. large capitalization companies, as measured by the performance of the S&P 500 Index, rose by about 12% in the fourth quarter, and by nearly 29% for the full year. The Times also noted that of the 499 stocks in the index that traded for the entire year (periodically Standard & Poor’s Corporation, which maintains the S&P 500 Index, will change the Index’s membership), 92% had a positive return. Every economic sector in the S&P 500 Index had a positive return, something that last occurred in 1997. That was a testament to the breadth of the strength that prevailed in U.S. equity markets last year.

What strategies affected Fund performance during the period?

Positive factors impacting performance during 2003 included health care investments, particularly those in the equipment and services industry, such as UnitedHealth Group, Inc., Zimmer Holdings, Inc., Boston Scientific Corporation and Quest Diagnostics, Inc. Consumer durables, particularly those in the homebuilding industry such as Lennar Corporation, MDC Holdings, Inc. benefited performance. In addition, select holdings in the financials sector, including Citigroup, Inc., Merrill Lynch & Co., Inc. and Fannie Mae and select information technology positions, including Intel Corporation, Cisco Systems, Inc. and Qualcomm, Inc. added to performance. Finally, a class action lawsuit settlement from Cendant Corporation added approximately 0.58% to the Fund’s performance for the period.

Factors that negatively impacted performance included certain holdings in the financials sector, including SLM Corporation and Countrywide Financial, airline company JetBlue Airways, Echostar Communications, a media company, consumer Staples company Wal-Mart Stores and an over-weighted posture in the industrials sector and an under-weighted posture in the materials sector.

What changes were made to the Fund over the period?

During calendar year 2003, positions were increased in sectors such as technology, industrials and health care. The increase in technology-related companies encompassed semiconductors, software and services and hardware and equipment companies. Holdings in the industrials sector were increased primarily in two areas: capital goods and transportation. Health care-related investments were expanded primarily through investments initiated in the pharmaceutical/biotechnology industry. Positions in sectors such as consumer discretionary (e.g., media and retailing) were reduced somewhat during the year.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 90.98%

Aerospace — 1.75%

Honeywell International Inc.	36,423	$1,217,621
Lockheed Martin Corporation	61,801	3,176,571

		4,394,192

Biotechnology — 6.73%

Amgen Inc. (a)	78,373	4,843,451
Genentech Inc. (a)	129,300	12,098,601

		16,942,052

Building & Construction — 2.31%

Lennar Corporation (Class A) (o)	54,761	5,257,056
Lennar Corporation (Class B) (o)	5,941	543,007

		5,800,063

Computer Hardware — 8.93%

Cisco Systems Inc. (a)	447,659	10,873,637
Dell Inc. (a)	217,199	7,376,078
EMC Corporation (a)	326,798	4,222,230

		22,471,945

Computer Software — 3.29%

Electronic Arts Inc. (a)	173,054	8,268,520

Consumer Durables — 0.33%

Harley-Davidson Inc.	17,596	836,338

Consumer Products — 2.75%

Nike Inc. (Class B)	20,450	1,400,007
Procter & Gamble Company	55,233	5,516,672

		6,916,679

Electrical Equipment — 2.07%

General Electric Company	168,042	5,205,941

Entertainment & Leisure — 0.43%

Walt Disney Company	46,112	1,075,793

Finance — 4.31%

SLM Corporation	287,523	10,833,867

Food, Beverages & Tobacco — 0.80%

Anheuser-Busch Companies Inc.	38,360	2,020,805

Health Care — 5.06%

UnitedHealth Group Inc.	218,975	12,739,965

Hotels & Restaurants — 2.91%

Four Season Hotels Inc. (o)	123,438	6,313,854
Wynn Resorts Ltd. (a)(o)	36,000	1,008,360

		7,322,214

Machinery — 4.04%

Caterpillar Inc.	122,515	10,171,195

Medical Instruments — 6.18%

Boston Scientific Corporation (a)	243,928	8,966,793

	Number of Shares	Value

Medtronic Inc.	8,700	$422,907
Zimmer Holdings Inc. (a)	87,334	6,148,314

		15,538,014

Medical Services — 1.30%

Quest Diagnostics Inc. (o)	44,715	3,269,114

Misc. Financial Services — 11.45%

Citigroup Inc.	249,614	12,116,264
Countrywide Financial Corporation	36,319	2,754,771
Fannie Mae	81,421	6,111,460
Merrill Lynch & Company Inc.	133,177	7,810,831

		28,793,326

Pharmaceuticals — 3.84%

Caremark Rx Inc. (a)	224,107	5,676,630
Eli Lilly & Company	56,595	3,980,327

		9,656,957

Real Estate — 1.36%

M.D.C. Holdings Inc.	53,229	3,433,271

Retail — 6.37%

Lowe’s Companies Inc.	129,724	7,185,412
Tiffany & Company	195,340	8,829,368

		16,014,780

Semiconductors — 7.32%

Intel Corporation	469,869	15,129,782
Maxim Integrated Products Inc.	66,163	3,294,917

		18,424,699

Telecommunications — 2.54%

QUALCOMM Inc.	118,589	6,395,505

Transportation — 2.79%

FedEx Corporation	103,922	7,014,735

Wireless Communications — 2.12%

Nextel Communications Inc. (Class A) (a)	189,745	5,324,245

Total Domestic Common Stocks
(Identified cost $173,340,495)		228,864,215

Foreign Stocks — 3.29%

Automotive — 1.33%

Bayerische Motoren Werke	72,459	3,347,360

Manufacturing — 0.42%

Tyco International Ltd.	40,151	1,064,001

Transportation — 1.54%

Ryanair Holdings (ADR) (a)(o)	76,542	3,876,087

Total Foreign Stocks
(Identified cost $6,231,130)		8,287,448

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares/Units or Principal Amount	Value

Other Investments — 5.18%

Securities Lending Quality Trust (y)	13,027,587	$13,027,587

Total Other Investments
(Identified cost $13,027,587)		13,027,587

Repurchase Agreement — 4.69%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $11,802,459 Collateral: U.S. Treasury Bond $11,850,000, 2.875% due 6/30/04, Value $12,042,562	$11,802,000	11,802,000

Total Repurchase Agreement
(Identified cost $11,802,000)		11,802,000

Total Investments
(Identified cost $204,401,212)		$261,981,250

Other Assets Less Liabilities — (4.14)%		(10,417,794)

Net Assets — 100%		$251,563,456

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

ANNUAL REPORT

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $394 billion for institutional clients and whose usual investment minimum for this investment objective is $20 million, is subadviser to the Enterprise Deep Value Fund.

Investment Objective

The objective of the Enterprise Deep Value Fund is total return through capital appreciation with income as a secondary consideration.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 28.87%. The Fund underperformed its benchmark, the Russell 1000 Value Index, which returned 30.03%. In contrast, the Fund outperformed its peer group, the Lipper Large-Cap Value Funds Index, which returned 28.00%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	05/31/01- 12/31/03
With Sales Charge	22.73%	-2.30%
Without Sales Charge	28.87%	-0.44%
Russell 1000 Value Index*	30.03%	1.03%
Lipper Large-Cap Value Funds Index*	28.00%	-2.00%

Class C	1-Year	05/31/01- 12/31/03
With Sales Charge	25.87%	-1.34%
Without Sales Charge	28.20%	-0.96%
Russell 1000 Value Index*	30.03%	1.03%
Lipper Large-Cap Value Funds Index*	28.00%	-2.00%

Class B	1-Year	05/31/01- 12/31/03
With Sales Charge	23.14%	-2.50%
Without Sales Charge	28.14%	-0.96%
Russell 1000 Value Index*	30.03%	1.03%
Lipper Large-Cap Value Funds Index*	28.00%	-2.00%

Class Y	1-Year	05/31/01- 12/31/03
Average Annual Return	29.45%	-0.01%
Russell 1000 Value Index*	30.03%	1.03%
Lipper Large-Cap Value Funds Index*	28.00%	-2.00%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Russell 1000 Value Index is an unmanaged index of the stocks included in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Value Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net assets value, in the Lipper Large-Cap Value Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Anxiety and stalling U.S. and global economies drove the market lower during the first three months of 2003. However, when it became apparent that the Iraqi war might be shorter than some of the forecasts, the market rallied toward the end of March. This rally continued through the next three months. As the geopolitical tensions abated, first quarter earnings came in better than expected and investors anticipated a turn in the economy. After a strong second quarter, the U.S. equity markets treaded water during the third quarter, as investor enthusiasm cooled in the face of weaker than expected job growth and a weaker U.S. dollar. The 2003 rebound in the U.S. equity market was punctuated by a strong fourth quarter, with investors focusing on a strengthening economy, better earnings and a Fed that was committed to keeping interest rates low. Coupled with this rebounding stock market, however, was the increasing reward that was attributed to risk during 2003. The overarching theme of the rebounding stock market during the latter half of the year was the out-performance of more speculative stocks over companies with strong balance sheets and dependable earnings.

What strategies affected Fund performance during the period?

During the year, relative performance was positively impacted by stock selection in the health care, industrials and information technology sectors. Within health care, strong performing holdings included Pfizer, Inc. and Beckman Coulter, Inc. In the industrials sector, the Fund benefited from their leverage to global growth, the cyclical upturn in the sector and commodity price inflation. Strong holdings in this sector for the period were Rockwell Automation, Inc., Caterpillar, Inc. and Tyco International Ltd. The strong semiconductor cycle positively impacted many of the Fund’s holdings in the information technology sector. Beneficiaries of these secular trends were Texas Instruments, Teradyne, Inc. and Applied Materials, Inc.

Relative performance was negatively impacted by weak stock selection in the financials and energy sectors. Weak performers in financials included Bank of America Corporation, Marsh & McLennan Companies, Inc. and Washington Mutual, Inc. In the case of Bank of America, the late fall announcement of its intention to acquire FleetBoston weighed on the stock. While initial investor reaction was negative due to execution risk, the Bank of America stock now sells at a discount valuation compared to the group, despite its strong overall position. Marsh & McLennan came under pressure due to allegation of impropriety at its subsidiary Putnam Investments. Finally, growing concerns about the effect of rising interest rates on the continued strength of the mortgage business at Washington Mutual adversely affected performance for the period. Within the energy sector, GlobalSantaFe Corporation was the primary performance detractor. The stock suffered due to profit shortfalls emanating from higher costs, the Iraqi war and reduced demand for oilrigs.

What changes were made to the Fund over the period?

Wellington increased the Fund’s sector weights in the information technology and industrials sectors, while decreasing the sector weights in telecommunication services and financials. During the first six months, the Fund lengthened its time horizon with some stocks looking for a recovery and added higher yielding stocks that may be positively impacted by the dividend tax law enacted in 2003. Names added to the Fund in these categories included Nokia Corporation, CSX, PPL Corporation, ChevronTexaco Corporation and Dominion Resources, Inc. During the final quarter of 2003, Wellington intensified its cyclical bet in the Fund, as economic news came in better than expected. The Fund added to positions in basic materials, like Alcoa, Inc. and Dupont (E.I.) de Nemours Company, and increased its position in auto manufacturer General Motors Corporation. The Fund built positions in long-cycle names like IBM Corporation, Morgan Stanley, and Baxter International. These purchases were funded by the sale of positions that had achieved their price targets, like Texas Instruments and Ashland. The Fund also trimmed some technology names that approached their price targets, like Teradyne, Inc. and Applied Materials, Inc. In anticipation of rising concerns over the mortgage business in 2004, the Fund also trimmed its position in Washington Mutual. Finally, the Fund trimmed shares of telecommunications company SBC Communications, Inc. and eliminated AT&T Corporation.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 89.27%

Automotive — 1.58%

AutoNation Inc. (a)	4,330	$79,542
General Motors Corporation	7,600	405,840

		485,382

Banking — 7.52%

Bank of America Corporation	10,620	854,166
Bank One Corporation	6,430	293,144
National City Corporation	19,700	668,618
PNC Financial Services Group	600	32,838
Wells Fargo & Company	7,800	459,342

		2,308,108

Cable — 1.85%

Comcast Corporation (Class A) (a)	18,130	567,106

Chemicals — 2.08%

Du Pont (E. I.) de Nemours & Company	13,940	639,707

Computer Hardware — 5.27%

Hewlett-Packard Company	27,202	624,830
International Business Machines Corporation	10,700	991,676

		1,616,506

Consumer Products — 2.17%

Kimberly-Clark Corporation	5,210	307,859
Nike, Inc. (Class B)	5,210	356,677

		664,536

Crude & Petroleum — 7.81%

ChevronTexaco Corporation	9,710	838,847
ExxonMobil Corporation	37,970	1,556,770

		2,395,617

Electrical Equipment — 0.95%

Emerson Electric Company	4,500	291,375

Electronics — 0.95%

Rockwell Automation Inc.	8,180	291,208

Energy — 2.60%

Exelon Corporation	8,590	570,032
Progress Energy Inc.	5,030	227,658

		797,690

Finance — 1.54%

Goldman Sachs Group Inc.	4,800	473,904

Food, Beverages & Tobacco — 3.73%

Coca-Cola Enterprises Inc.	10,700	234,009
Kellogg Company	12,460	474,477
PepsiCo Inc.	9,390	437,762

		1,146,248

Hotels & Restaurants — 1.31%

McDonald’s Corporation	16,250	403,488

	Number of Shares	Value

Insurance — 0.31%

Marsh & McLennan Companies Inc.	2,000	$95,780

Life Insurance — 0.12%

Stancorp Financial Group Inc.	600	37,728

Machinery — 2.76%

Caterpillar Inc.	10,210	847,634

Manufacturing — 1.17%

Illinois Tool Works Inc.	4,290	359,974

Media — 2.11%

Time Warner Inc. (a)	36,040	648,360

Medical Instruments — 2.65%

Beckman Coulter Inc.	6,200	315,146
C.R. Bard Inc.	6,130	498,062

		813,208

Medical Services — 1.49%

Baxter International Inc.	15,020	458,410

Metals & Mining — 3.01%

Alcoa Inc.	24,290	923,020

Misc. Financial Services — 8.58%

Citigroup Inc.	29,500	1,431,930
Fannie Mae	4,420	331,765
Morgan Stanley Dean Witter & Company	15,000	868,050

		2,631,745

Multi-Line Insurance — 1.57%

Hartford Financial Services Group Inc.	8,170	482,275

Oil Services — 1.88%

ConocoPhillips	3,400	222,938
GlobalSantaFe Corporation	14,290	354,821

		577,759

Paper & Forest Products — 2.15%

Weyerhaeuser Company	10,310	659,840

Pharmaceuticals — 3.04%

Pfizer Inc.	26,390	932,359

Property-Casualty Insurance — 2.30%

Chubb Corporation	2,040	138,924
St. Paul Companies Inc.	14,320	567,788

		706,712

Real Estate — 0.13%

Archstone Smith Trust	1,400	39,172

Retail — 2.78%

CVS Corporation	14,010	506,041
Dollar General Corporation	16,540	347,175

		853,216

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Savings and Loan — 1.43%

Washington Mutual Inc.	10,900	$437,308

Semiconductors — 2.75%

Applied Materials Inc. (a)	20,640	463,368
Teradyne Inc. (a)	14,950	380,477

		843,845

Telecommunications — 3.64%

BellSouth Corporation	16,430	464,969
SBC Communications Inc.	12,340	321,704
Verizon Communications Inc.	9,440	331,155

		1,117,828

Transportation — 1.81%

CSX Corporation	9,190	330,288
Southwest Airlines Company	13,870	223,862

		554,150

Utilities — 2.29%

Dominion Resources Inc.	4,770	304,469
National Fuel Gas Company	5,670	138,575
PPL Corporation	2,260	98,875
SCANA Corporation	4,730	162,002

		703,921

Waste Management — 1.94%

Republic Services Inc.	23,190	594,360

Total Domestic Common Stocks
(Identified cost $24,017,830)		27,399,479

Foreign Stocks — 6.69%

Insurance — 1.17%

ACE Ltd.	8,710	360,768

Manufacturing — 1.93%

Tyco International Ltd.	22,360	592,540

Oil Services — 2.14%

Shell Transport & Trading Company (ADR) (o)	14,600	657,438

Wireless Communications — 1.45%

Nokia Corporation (Class A) (ADR)	26,120	444,040

Total Foreign Stocks
(Identified cost $1,730,601)		2,054,786

	Number of Shares/Units or Principal Amount	Value

Other Investments — 2.18%

Securities Lending Quality Trust (y)	667,950	$667,950

Total Other Investments
(Identified cost $667,950)		667,950

Repurchase Agreement — 3.68%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,129,043 Collateral: U.S. Treasury Bond $835,000, 8.125% due 08/15/19, Value $1,178,577	$1,129,000	1,129,000

Total Repurchase Agreement
(Identified cost $1,129,000)		1,129,000

Total Investments
(Identified cost $27,545,381)		$31,251,215

Other Assets Less Liabilities — (1.82)%		(559,705)

Net Assets — 100%		$30,691,510

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

ANNUAL REPORT

Enterprise Equity Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser to the Enterprise Equity Fund. TCW manages approximately $89.6 billion for institutional clients and its normal investment minimum for this investment objective is $100 million.

Investment Objective

The objective of the Enterprise Equity Fund is long-term capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 50.78%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Fund outperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	43.70%	-1.79%	2.92%
Without Sales Charge	50.78%	-0.84%	3.67%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	3.39%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	47.17%	-1.60%	2.98%
Without Sales Charge	49.73%	-1.39%	3.13%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	3.39%

Class B	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	44.73%	-1.73%	3.13%
Without Sales Charge	49.73%	-1.36%	3.13%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	3.39%

Class Y	1-Year	5-Year	10/31/98- 12/31/03**
Average Annual Return	51.15%	-0.31%	0.31%
S&P 500 Index*	28.69%	-0.57%	1.68%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	-2.18%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class A, B and C categories for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 10/14/98, the average annual return for Class Y shares is 1.71% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The 2003 market typified the classic bear market recovery. The rally was is in line with the typical recovery after a protracted bear market. Economically sensitive and even speculative stocks performed best as the war with Iraq came to a quick conclusion and the economy improved. Moreover, small-cap issues did better than large-cap issues. The advance of the stock market roughly equaled the year over year improvement in profits for the S&P 500. Therefore this advance was accomplished with very little valuation multiple expansion.

What strategies affected Fund performance during the period?

Throughout the year, TCW continued to emphasize leading businesses, which possessed either product or process advantages. Early in the year there was broad-based skepticism about the sustainability of the economic recovery and the risk of going to war with Iraq. In the face of this, the Fund maintained selective exposure to top tier technology and retail stocks. These were out of favor early but provided very strong performance as the war came to a conclusion and economic growth accelerated. Additionally, the recognition that three dominant electronic commerce companies, namely Amazon, eBay, Inc. and Yahoo!, Inc., were on the threshold of rapid improvements in profitability resulted in these three names being among the Fund’s best overall performers for the year.

The Fund was balanced with leading health care, financial, industrial and consumer holdings. A number of these, too, were significant performers. TCW’s largest position, Progressive Corporation continued to advance as the company enjoyed superior profitability and growth in the auto insurance space. Genentech, Inc. had a strong year while many bio-tech companies lagged the market on a relative basis. Much of their gain resulted from favorable FDA approvals and the expanded potential of their cancer Drug, Avastin.

What changes were made to the Fund over the period?

Each of the additives capitalizes on a trend where an aging America seeks experiences and is willing to pay up for a premium product. Sales were not related to a single theme, but rather an acknowledgement that the growth opportunity for companies such as Biogen, Juniper Networks, Paychex, Pfizer and Siebel Systems was improved. TCW also added stocks such as Harley Davidson, Starbucks, Viacom, Walgreen and Yahoo!.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Equity Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 97.10%

Airlines — 2.34%

Southwest Airlines Company	247,600	$3,996,264

Biotechnology — 12.29%

Amgen Inc. (a)	130,100	8,040,180
Genentech Inc. (a)	94,150	8,809,616
MedImmune Inc. (a)	162,020	4,115,308

		20,965,104

Broadcasting — 2.18%

Viacom Inc. (Class B)	83,600	3,710,168

Computer Hardware — 6.32%

Cisco Systems Inc. (a)	199,400	4,843,426
Dell Inc. (a)	174,900	5,939,604

		10,783,030

Computer Services — 12.78%

Network Appliance Inc. (a)	394,000	8,088,820
Pixar Inc. (a)(o)	62,100	4,302,909
Yahoo! Inc. (a)	208,200	9,404,394

		21,796,123

Computer Software — 2.06%

Microsoft Corporation	127,500	3,511,350

Consumer Durables — 2.09%

Harley-Davidson Inc.	74,900	3,559,997

Electrical Equipment — 2.01%

General Electric Company	110,500	3,423,290

Hotels & Restaurants — 2.48%

Starbucks Corporation (a)	127,900	4,228,374

Insurance — 10.62%

AFLAC Inc.	130,500	4,721,490
Progressive Corporation	160,180	13,389,446

		18,110,936

Misc. Financial Services — 3.51%

Charles Schwab Corporation	505,000	5,979,200

Multi-Line Insurance — 2.11%

American International Group Inc.	54,350	3,602,318

Pharmaceuticals — 3.25%

Eli Lilly & Company	78,900	5,549,037

Retail — 15.45%

Amazon.com Inc. (a)(o)	187,250	9,856,840
eBay Inc. (a)	128,800	8,319,192
Wal-Mart Stores Inc.	77,200	4,095,460
Walgreen Company	112,200	4,081,836

		26,353,328

	Number of Shares/Units or Principal Amount	Value

Semiconductors — 15.99%

Applied Materials Inc. (a)	283,170	$6,357,166
Intel Corporation	181,800	5,853,960
Maxim Integrated Products Inc.	170,900	8,510,820
Xilinx Inc. (a)	169,300	6,558,682

		27,280,628

Telecommunications — 1.62%

QUALCOMM Inc.	51,400	2,772,002

Total Domestic Common Stocks
(Identified cost $154,856,198)		165,621,149

Other Investments — 6.21%

Securities Lending Quality Trust (y)	10,591,397	10,591,397

Total Other Investments
(Identified cost $10,591,397)		10,591,397

Repurchase Agreement — 4.90%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $8,348,325 Collateral: U.S. Treasury Bond $8,380,000, 2.875% due 6/30/04, Value $8,516,175	$8,348,000	8,348,000

Total Repurchase Agreement
(Identified cost $8,348,000)		8,348,000

Total Investments
(Identified cost $173,795,595)		$184,560,546

Other Assets Less Liabilities — (8.21)%		(13,998,710)

Net Assets — 100%		$170,561,836

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Boston Advisors, Inc. (“Boston Advisors”) is subadviser to the Enterprise Equity Income Fund. Boston Advisors is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $4.1 billion for institutional clients. Its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Equity Income Fund is a combination of growth and income to achieve an above-average and consistent total return.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 26.38%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Fund outperformed its peer group, the Lipper Equity Income Funds Index, which returned 25.83%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	20.36%	0.34%	8.51%
Without Sales Charge	26.38%	1.32%	9.05%
S&P 500 Index*	28.69%	-0.57%	11.06%
Lipper Equity Income Funds Index*	25.83%	2.22%	9.18%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	23.48%	0.58%	4.53%
Without Sales Charge	25.70%	0.78%	4.69%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Equity Income Funds Index*	25.83%	2.22%	6.42%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	20.68%	0.43%	8.77%
Without Sales Charge	25.68%	0.77%	8.77%
S&P 500 Index*	28.69%	-0.57%	11.12%
Lipper Equity Income Funds Index*	25.83%	2.22%	9.56%

Class Y	1-Year	5-Year	01/31/98- 12/31/03**
Average Annual Return	26.99%	1.79%	3.27%
S&P 500 Index*	28.69%	-0.57%	3.64%
Lipper Equity Income Funds Index*	25.83%	2.22%	3.82%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Equity Income Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Equity Income Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The S&P 500 Index replaces the S&P 500/Barra Value Index as the broad-based index as it more appropriately reflects the Fund’s broad-based market. During 2003, an investment in the above hypothetical account for the Enterprise Equity Income Fund increased by $4,725, or 26.38%, compared to an increase of $6,576, or 31.79%, in the S&P 500/Barra Value Index and an increase of $6,367, or 28.69%, in the S&P 500 Index. One cannot invest in an index. The inception returns in the Class B category for the S&P 500 Index and the Lipper Equity Income Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the S&P 500 Index and the Lipper Equity Income Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 01/22/98, the average annual return for Class Y shares is 3.50% as of 12/31/03.

ANNUAL REPORT

Enterprise Equity Income Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The investment environment during the year was dynamic. Investors, scarred by negative market returns during the previous three years, were fairly pessimistic to start in 2003. This was especially true during the first quarter as stock prices declined because of worries over hostilities with Iraq and concerns about the economy. During the second quarter, however, stocks began recovering as war fears receded and evidence mounted that business conditions and profits were improving. However, investor doubts as to the sustainability of the expansion lingered well into the second half of the year, despite some of the best economic growth since the early 1980s. With this robust growth came stronger than expected corporate profits, which along with very low interest rates, enabled stocks to turn in one of their best performances in years. In sum, stock returns in 2003 proved far better than expected and were driven by strong profit growth and low interest rates, generally the by-products of stimulative fiscal and monetary policy.

A major change in the investment environment for investors was the passage of the Tax Reform Act last year. Specifically, the Act reduced tax rates on most dividends to 15%, equalizing the tax on these dividends and capital gains. Corporations responded quickly by initiating or increasing dividends. By Boston Advisors’ count, 228 companies in the S&P 500 Index raised their dividends a collective 266 times in 2003.

What strategies affected Fund performance during the period?

Boston Advisors’ strategy of investing only in companies with dividend yields higher than that of the S&P 500 Index and selling them when their dividend yield drops below that of the index was the most significant factor affecting performance during the year. As mentioned previously, shares of companies with below market yields dramatically outperformed those of companies with above market yields. For example, non-dividend paying stocks in the S&P 500 Index increased nearly 57% during 2003, nearly twice the return of the index.

What changes were made to the Fund over the period?

During the year, Boston Advisors reduced the Fund’s weighting in pharmaceutical and consumer staple stocks. Both are defensive sectors and lagged their more economically sensitive counterparts as the recovery gained momentum. Also during the year, Boston Advisors increased the Fund’s exposure to the consumer discretionary, auto and auto parts, and basic materials sectors. Against the backdrop of an improving economy, companies in these sectors are experiencing positive operating leverage as a result of having significantly reduced their breakeven levels through cost cutting and efficiency gains. Finally, the Fund’s exposure to utilities and financial stocks was increased due to inexpensive valuations and relatively high dividends.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 88.13%

Aerospace — 1.07%

Goodrich Corporation	42,300	$1,255,887

Automotive — 5.81%

Autoliv Inc.	45,500	1,713,075
Cummins Inc.	12,900	631,326
Ford Motor Company	95,900	1,534,400
General Motors Corporation	32,500	1,735,500
Johnson Controls Inc.	10,600	1,230,872

		6,845,173

Banking — 9.88%

Bank One Corporation	25,000	1,139,750
First Tennessee National Corporation	28,700	1,265,670
Independence Community Bank Corporation	26,900	967,593
J. P. Morgan Chase & Company	51,500	1,891,595
Popular Inc.	34,450	1,548,183
SouthTrust Corporation	21,900	716,787
U.S. Bancorp	71,600	2,132,248
Wells Fargo & Company	10,000	588,900
Zions Bancorporation	22,500	1,379,925

		11,630,651

Building & Construction — 1.67%

Vulcan Materials Company	41,300	1,964,641

Chemicals — 2.43%

Monsanto Company	65,500	1,885,090
RPM International Inc.	59,100	972,786

		2,857,876

Computer Services — 1.35%

Electronic Data Systems Corporation	64,600	1,585,284

Consumer Products — 2.43%

Briggs & Stratton Corporation	26,400	1,779,360
Colgate-Palmolive Company	10,300	515,515
Procter & Gamble Company	5,700	569,316

		2,864,191

Crude & Petroleum — 0.78%

ChevronTexaco Corporation	10,700	924,373

Electrical Equipment — 0.90%

General Electric Company	34,200	1,059,516

Electronics — 2.68%

PerkinElmer Inc.	102,600	1,751,382
Rockwell Automation Inc.	39,400	1,402,640

		3,154,022

Energy — 5.13%

Energen Corporation	43,800	1,797,114
Entergy Corporation	29,200	1,668,196
Exelon Corporation	16,100	1,068,396
TXU Corporation	63,400	1,503,848

		6,037,554

	Number of Shares	Value

Entertainment & Leisure — 1.85%

Callaway Golf Company	54,400	$916,640
Harrah’s Entertainment Inc.	25,300	1,259,181

		2,175,821

Food, Beverages & Tobacco — 3.08%

Archer-Daniels-Midland Company	45,900	698,598
J.M. Smucker Company	25,550	1,157,160
SUPERVALU Inc.	61,900	1,769,721

		3,625,479

Gaming — 1.97%

GTECH Holdings Corporation	32,700	1,618,323
Station Casinos Inc.	23,000	704,490

		2,322,813

Hotels & Restaurants — 3.74%

Mandalay Resort Group	37,300	1,668,056
McDonald’s Corporation	47,100	1,169,493
Starwood Hotels & Resorts Worldwide Inc.	43,400	1,561,098

		4,398,647

Insurance — 1.42%

Cigna Corporation	29,000	1,667,500

Machinery — 0.54%

Caterpillar Inc.	7,600	630,952

Manufacturing — 2.65%

Carlisle Companies Inc.	18,000	1,095,480
Eaton Corporation	18,700	2,019,226

		3,114,706

Metals & Mining — 2.03%

Alcoa Inc.	62,800	2,386,400

Misc. Financial Services — 3.11%

Citigroup Inc.	38,500	1,868,790
Morgan Stanley Dean Witter & Company	30,900	1,788,183

		3,656,973

Multi-Line Insurance — 3.41%

Lincoln National Corporation	43,100	1,739,947
Old Republic International Corporation	45,300	1,148,808
Sun Life Financial Inc.	45,200	1,130,904

		4,019,659

Oil Services — 6.62%

ConocoPhillips	27,500	1,803,175
Marathon Oil Corporation	60,500	2,001,945
Occidental Petroleum Corporation	45,000	1,900,800
Sunoco Inc.	40,800	2,086,920

		7,792,840

Paper & Forest Products — 2.23%

Georgia-Pacific Group	58,500	1,794,195
MeadWestvaco Corporation	28,000	833,000

		2,627,195

ANNUAL REPORT

Enterprise Equity Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Paper Products — 1.42%

Boise Cascade Corporation	50,900	$1,672,574

Pharmaceuticals — 3.82%

Bristol-Myers Squibb Company	40,000	1,144,000
Merck & Company Inc.	22,700	1,048,740
Pfizer Inc.	38,500	1,360,205
Wyeth	22,100	938,145

		4,491,090

Property-Casualty Insurance — 2.36%

Allstate Corporation	37,300	1,604,646
St. Paul Companies Inc.	29,600	1,173,640

		2,778,286

Real Estate — 1.05%

General Growth Properties Inc.	44,600	1,237,650

Retail — 4.61%

J. C. Penney Company, Inc.	45,000	1,182,600
Limited Brands	98,300	1,772,349
May Department Stores Company	58,900	1,712,223
Sears Roebuck & Company	16,700	759,683

		5,426,855

Savings and Loan — 1.36%

Washington Mutual Inc.	39,900	1,600,788

Telecommunications — 1.19%

Sprint Corporation	85,600	1,405,552

Transportation — 2.15%

GATX Corporation (o)	47,000	1,315,060
Teekay Shipping Corporation	21,400	1,220,442

		2,535,502

Utilities — 3.39%

Alliant Energy Corporation	45,200	1,125,480
ONEOK Inc.	52,900	1,168,032
Weststar Energy Inc.	84,000	1,701,000

		3,994,512

Total Domestic Common Stocks
(Identified cost $87,732,714)		103,740,962

Foreign Stocks — 10.31%

Crude & Petroleum — 1.02%

BP Amoco (ADR)	24,300	1,199,205

Food, Beverages & Tobacco — 0.98%

Cadbury Schweppes (ADR) (o)	38,500	1,150,765

Insurance — 1.59%

ACE Ltd.	45,300	1,876,326

	Number of Shares/Units or Principal Amount	Value

Oil Services — 1.57%

Petroleo Brasileiro (ADR)	63,200	$1,847,968

Pharmaceuticals — 0.49%

GlaxoSmithKline (ADR)	12,400	578,088

Publishing — 1.15%

Reuters Group (ADR) (o)	53,600	1,360,368

Telecommunications — 1.37%

Cable & Wireless (ADR)	230,000	1,612,300

Travel/Entertainment/Leisure — 1.08%

Royal Caribbean Cruises Ltd. (o)	36,400	1,266,356

Wireless Communications — 1.06%

Nokia Corporation (Class A) (ADR)	73,500	1,249,500

Total Foreign Stocks
(Identified cost $10,630,684)		12,140,876

Other Investments — 2.76%

Securities Lending Quality Trust (y)	3,250,725	3,250,725

Total Other Investments
(Identified cost $3,250,725)		3,250,725

Repurchase Agreement — 1.58%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,854,072 Collateral: U.S. Treasury Bond $1,865,000, 2.875% due 06/30/04 Value $1,895,306	$1,854,000	1,854,000

Total Repurchase Agreement
(Identified cost $1,854,000)		1,854,000

Total Investments
(Identified cost $103,468,123)		$120,986,563

Other Assets Less Liabilities — (2.78)%		(3,273,282)

Net Assets — 100%		$117,713,281

(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Montag & Caldwell, Inc. (“Montag & Caldwell”) is subadviser to the Enterprise Growth Fund. Montag & Caldwell manages approximately $30.9 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Fund is capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 16.28%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Fund underperformed its peer group, the Lipper Large-Cap Growth Funds Index, which returned 26.96%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	10.75%	-3.72%	10.13%
Without Sales Charge	16.28%	-2.78%	10.66%
S&P 500 Index*	28.69%	-0.57%	11.06%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	7.77%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	13.51%	-3.50%	4.35%
Without Sales Charge	15.63%	-3.31%	4.50%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	3.39%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	10.62%	-3.64%	10.50%
Without Sales Charge	15.62%	-3.31%	10.50%
S&P 500 Index*	28.69%	-0.57%	11.12%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	7.91%

Class Y	1-Year	5-Year	08/31/96- 12/31/03**
Average Annual Return	16.82%	-2.35%	8.53%
S&P 500 Index*	28.69%	-0.57%	9.20%
Lipper Large-Cap Growth Funds Index*	26.96%	-5.53%	5.42%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Growth Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Growth Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the S&P 500 Index and the Lipper Large-Cap Growth Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 08/08/96, the average annual return for Class Y shares is 8.27% as of 12/31/03.

ANNUAL REPORT

Enterprise Growth Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three difficult years for the S&P 500, the equity markets posted very strong returns in 2003. While the Fund participated, many of its stocks that helped outperform previously proved to be a drag on performance in 2003. During the year, substantial monetary and fiscal stimulus, combined with a relatively quick end to the war in Iraq, convinced investors that a double dip recession could be avoided. As confidence in an economic recovery increased, investors sold companies with consistent earnings growth and high returns on equity to buy more leveraged companies with less predictable earnings. This rotation manifested itself in the market as strength in smaller capitalization, lower quality, and higher beta stocks. This trend with the Fund, which started in March and continued its uninterrupted run into the fourth quarter, contributed to underperformance for the quarter. However, the month of December saw a reversal in this trend, outperforming both the growth and broad market indices.

What strategies affected Fund performance during the period?

A portion of the Fund’s divergence from the S&P 500 Index can be ascribed to an underweight position in technology stocks. In hindsight, Montag & Caldwell missed the bottom in these stocks. They also believed they knew that a cyclical recovery in earnings was imminent; however, the long-term growth rates for many of these companies were and remain in question. Due to this uncertainty, Montag & Caldwell felt compelled to require an attractive valuation to compensate for this inherent risk. While the long-term growth prospects for certain technology stocks remain in question, Montag & Caldwell continues to find opportunities within the sector. For example, in December the Fund took advantage of price volatility to add Intel and Cisco Systems, Inc. Both of these companies benefit from oligopolistic market positions and related pricing power. Additionally, the Fund benefited significantly from the performance of eBay, Inc., Electronic Arts, Inc. and Qualcomm, companies that are experiencing both record sales and earnings.

The Fund’s industrial sector did better than the market during the year, but many high quality issues in the consumer staple and healthcare sectors lagged during the year. In addition, the Fund’s greater than market representation in consumer staples and healthcare and less than market representation in technology and financials detracted from the Fund’s relative return. Also, the Fund’s consumer discretionary holdings trailed that market sector during the year.

What changes were made to the Fund over the period?

During 2003, the Fund reduced its exposure to the energy sector by selling GlobalSantaFe Corporation and Transocean. After more than two years of high commodity prices, low inventories, a declining supply of natural gas, and limited capacity in oil, drilling activity has not responded like Montag & Caldwell anticipated. The Fund’s weighting in industrials was increased by adding General Electric Company. Montag & Caldwell added to consumer discretionary holdings with Omnicom, Bed Bath & Beyond, and Lowes Corporation, believing that these companies may continue to do well in an improving economy. The Fund sold Costco and Newell Rubbermaid and re-established a position in eBay, Inc. In health care, the Fund added Genentech, Inc. The Fund’s weighting in technology increased as Cisco Systems, Inc., Intel Corporation, Oracle Corporation and Paychex, Inc. may benefit from the ongoing recovery in enterprise spending.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 98.11%

Advertising — 2.28%

Omnicom Group Inc. (o)	441,300	$38,538,729

Biotechnology — 5.07%

Amgen Inc. (a)	917,500	56,701,500
Genentech Inc. (a)	308,900	28,903,773

		85,605,273

Building & Construction — 1.78%

Masco Corporation	1,097,790	30,090,424

Business Services — 1.78%

Paychex Inc.	810,800	30,161,760

Computer Hardware — 1.05%

Cisco Systems Inc. (a)	731,100	17,758,419

Computer Software — 6.79%

Electronic Arts Inc. (a)	925,610	44,225,646
Oracle Corporation (a)	5,335,800	70,432,560

		114,658,206

Consumer Products — 11.34%

Colgate-Palmolive Company	812,830	40,682,142
Gillette Company	2,000,000	73,460,000
Procter & Gamble Company	775,000	77,407,000

		191,549,142

Consumer Services — 4.28%

United Parcel Service Inc.	969,100	72,246,405

Electrical Equipment — 1.03%

General Electric Company	560,500	17,364,290

Entertainment & Leisure — 2.14%

Walt Disney Company	1,551,700	36,201,161

Food, Beverages & Tobacco — 8.13%

Coca-Cola Company	1,530,000	77,647,500
PepsiCo Inc.	1,281,500	59,743,530

		137,391,030

Hotels & Restaurants — 2.08%

Marriott International Inc. (Class A)	760,786	35,148,313

Insurance — 2.20%

Marsh & McLennan Companies Inc.	776,600	37,191,374

Machinery – 2.23%

Caterpillar Inc.	453,700	37,666,174

Manufacturing — 3.35%

3M Company	665,400	56,578,962

Media — 3.57%

Gannett Company Inc.	675,800	60,254,328

	Number of Shares/Units or Principal Amount	Value

Medical Instruments — 4.24%

Medtronic Inc.	1,472,425	$71,574,579

Misc. Financial Services — 3.03%

Citigroup Inc.	1,053,900	51,156,306

Multi-Line Insurance — 3.69%

American International Group Inc.	940,000	62,303,200

Oil Services — 4.22%

Schlumberger Ltd.	1,304,000	71,354,880

Pharmaceuticals — 10.66%

Eli Lilly & Company	650,000	45,714,500
Johnson & Johnson	962,100	49,702,086
Pfizer Inc.	2,400,000	84,792,000

		180,208,586

Retail — 7.37%

Bed Bath & Beyond Inc. (a)	693,400	30,058,890
eBay Inc. (a)	374,100	24,163,119
Kohl’s Corporation (a)	1,225,000	55,051,500
Lowe’s Companies Inc.	277,000	15,343,030

		124,616,539

Semiconductors — 1.04%

Intel Corporation	545,300	17,558,660

Telecommunications — 4.76%

QUALCOMM Inc.	1,491,400	80,431,202

Total Domestic Common Stocks
(Identified cost $1,439,646,327)		1,657,607,942

Commercial Paper — 1.45%

American Express Credit Corporation 1.05% due 01/20/04	$4,000,000	3,997,783
General Electric Capital Corporation 1.09% due 01/15/04	15,440,000	15,433,455
General Electric Capital Corporation 1.09% due 01/27/04	5,050,000	5,046,025

Total Commercial Paper
(Identified cost $24,477,263)		24,477,263

Other Investments — 0.22%

Securities Lending Quality Trust (y)	3,799,410	3,799,410

Total Other Investments
(Identified cost $3,799,410)		3,799,410

ANNUAL REPORT

Enterprise Growth Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Repurchase Agreement — 0.45%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $7,613,296 Collateral: U.S. Treasury Bond $7,645,000, 2.875% due 6/30/04, Value $7,769,231	$7,613,000	$7,613,000

Total Repurchase Agreement
(Identified cost $7,613,000)		7,613,000

Value

Total Investments
(Identified cost $1,475,536,000)	$1,693,497,615

Other Assets Less Liabilities — (0.23)%	(3,905,679)

Net Assets — 100%	$1,689,591,936

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (Americas) Inc. (“UBS”) is subadviser to the Enterprise Growth and Income Fund. UBS manages approximately $37 billion for all of its clients and its normal investment minimum is $25 million.

Investment Objective

The objective of the Enterprise Growth and Income Fund is total return through capital appreciation with income as a secondary consideration.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 26.71%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Fund outperformed its peer group, the Lipper Large-Cap Core Funds Index, which returned 24.80%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	20.70%	0.15%	2.52%
Without Sales Charge	26.71%	1.13%	3.31%
S&P 500 Index*	28.69%	-0.57%	3.92%
Lipper Large-Cap Core Funds Index*	24.80%	-1.08%	3.18%

Class C	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	23.76%	0.39%	2.61%
Without Sales Charge	26.02%	0.60%	2.77%
S&P 500 Index*	28.69%	-0.57%	3.92%
Lipper Large-Cap Core Funds Index*	24.80%	-1.08%	3.18%

Class B	1-Year	5-Year	07/31/97- 12/31/03**
With Sales Charge	21.01%	0.18%	2.75%
Without Sales Charge	26.01%	0.57%	2.75%
S&P 500 Index*	28.69%	-0.57%	3.92%
Lipper Large-Cap Core Funds Index*	24.80%	-1.08%	3.18%

Class Y	1-Year	5-Year	10-Year
Average Annual Return	27.33%	1.61%	11.24%
S&P 500 Index*	28.69%	-0.57%	11.06%
Lipper Large-Cap Core Funds Index*	24.80%	-1.08%	9.27%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Large-Cap Core Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Large-Cap Core Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

**Since inception, 7/17/97, the average annual return for Class A Shares is 2.96% with sales charge and 3.74% without sales charge as of 12/31/03. Since inception, 7/17/97, the average annual return for Class B Shares is 3.18% with sales charge and 3.18% without sales charge as of 12/31/03. Since inception, 7/17/97, the average annual return for Class C Shares is 3.04% with sales charge and 3.20% without sales charge as of 12/31/03.

ANNUAL REPORT

Enterprise Growth and Income Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Throughout the first quarter, investors were still coming to grips with accounting scandals, terror alerts, and the conflict in Iraq. But after hitting bottom in mid-March, stocks began to climb. Several factors converged to bring investors back to the market. The federal government and its agencies stimulated the economy with all the tools at their disposal, instituting aggressive tax cuts, increasing spending, and reducing short-term interest rates to their lowest levels in 45 years. The economy responded, reviving investor confidence.

By the second quarter, a full-stage rally was underway. Virtually every corner of the equity market saw price improvement, but the biggest winners were among the low-cost, low quality stocks. In fact, many of the best performing sectors were the recent years’ weakest performers, including the information technology, telecommunications services, and industrial sectors. The market continued to grow in the third quarter, although not at the same pace. Investors who were concerned that the run was over, however, were reassured in the fourth quarter when speculative stocks again spurred impressive gains.

Large-cap stocks trailed small-caps in this environment, with the Russell 1000 Index returning 29.89% for the year versus 47.25% for the Russell 2000 Index. Investors were drawn to the depressed prices and the potential for immediate profits in a still uncertain environment.

What strategies affected Fund performance during the period?

UBS focused on intrinsic value, seeking to identify companies selling for less than their true, or intrinsic, value. Strict adherence to this approach prevented UBS from investing in some of the top performing stocks of the year. UBS believed that many of these high-risk securities did not have long-term investment merit and were not appropriate for the Fund.

At the beginning of the year UBS believed large-cap stocks in general offered more value than their over-priced small-cap counterparts. In addition, large-cap earnings prospects were solid, owing to several years of aggressive cost cutting efforts, the expanding economy, and a higher sensitivity to the positive effects of a weak dollar. Despite this promising environment, the high quality sectors and securities could not keep up with the speculative undercurrent. Nonetheless, the Fund’s holdings contributed to its solid absolute performance over the year.

The Fund’s relative performance was hindered during the year by an underweight to computer hardware, specifically in the semiconductors market. Semiconductors were among the top performing sectors in 2003. UBS limited exposure to this sector, however, as their research indicated that current prices exceeded the growth rates that UBS believed these companies could reasonably achieve.

What changes were made to the Fund over the period?

In terms of sectors, the Fund maintained an overweight in select pharmaceuticals with established drug pipelines. Drug failures at a few pharmaceuticals had acted as a contagion, dragging down the stock prices of many companies in the sector. However, UBS found a number of fundamentally solid companies that they believed were selling at attractive valuations.

In the finance area, UBS uncovered what they saw as attractive opportunities in the bank sector. Many of the largest national banks are beginning to see the benefits of previous consolidations, including Fund holdings JP Morgan Chase and Citigroup. These banks have also seen some benefits from the Fed’s low interest rate stance. As the prevailing interest rate fell, banks saw an increase in loan demand, particularly from the consumer market.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 96.03%

Advertising — 2.60%

Interpublic Group of Companies Inc. (a)	38,800	$605,280
Omnicom Group Inc.	46,100	4,025,913

		4,631,193

Aerospace — 1.88%

Boeing Company	51,500	2,170,210
United Technologies Corporation	12,400	1,175,148

		3,345,358

Airlines — 0.42%

Delta Air Lines Inc. (o)	63,900	754,659

Automotive — 0.92%

Johnson Controls Inc.	14,100	1,637,292

Banking — 8.99%

FleetBoston Financial Corporation	20,200	881,730
J. P. Morgan Chase & Company	116,700	4,286,391
Mellon Financial Corporation	98,600	3,166,046
PNC Financial Services Group	31,800	1,740,414
Wells Fargo & Company	100,500	5,918,445

		15,993,026

Biotechnology — 1.28%

Genzyme Corporation (a)	46,000	2,269,640

Broadcasting — 1.38%

Viacom Inc. (Class B)	30,400	1,349,152
Westwood One Inc. (a)	32,100	1,098,141

		2,447,293

Building & Construction — 3.71%

Martin Marietta Materials Inc. (o)	54,200	2,545,774
Masco Corporation	148,000	4,056,680

		6,602,454

Business Services — 0.58%

Viad Corporation	41,400	1,035,000

Chemicals — 0.58%

Eastman Chemical Company	26,300	1,039,639

Computer Hardware — 0.57%

Hewlett-Packard Company	44,100	1,012,977

Computer Services — 1.61%

Dell Inc. (a)	32,100	1,090,116
First Data Corporation (o)	43,200	1,775,088

		2,865,204

Computer Software — 3.07%

Microsoft Corporation	198,100	5,455,674

Consumer Products — 1.78%

Kimberly-Clark Corporation	43,700	2,582,233
Newell Rubbermaid Inc.	25,800	587,466

		3,169,699

	Number of Shares	Value

Crude & Petroleum — 2.89%

Anadarko Petroleum Corporation	14,000	$714,140
ExxonMobil Corporation	107,900	4,423,900

		5,138,040

Energy — 2.92%

Exelon Corporation	52,000	3,450,720
Progress Energy Inc.	20,100	909,726
TXU Corporation	35,000	830,200

		5,190,646

Health Care — 3.97%

Anthem Inc. (a)(o)	32,700	2,452,500
UnitedHealth Group Inc.	79,100	4,602,038

		7,054,538

Insurance — 0.53%

AFLAC Inc.	25,900	937,062

Machinery — 0.02%

Mettler-Toledo International Inc. (a)	700	29,547

Manufacturing — 6.28%

American Standard Companies Inc. (a)	17,900	1,802,530
Illinois Tool Works Inc.	46,300	3,885,033
Ingersoll-Rand Company Ltd.	53,000	3,597,640
Pentair Inc.	41,300	1,887,410

		11,172,613

Media — 2.16%

Gannett Company Inc.	15,800	1,408,728
Time Warner Inc. (a)	135,400	2,435,846

		3,844,574

Medical Instruments — 0.49%

Biomet Inc.	23,800	866,558

Medical Services — 2.07%

Baxter International Inc.	39,000	1,190,280
Cardinal Health Inc.	25,500	1,559,580
Quest Diagnostics Inc.	12,800	935,808

		3,685,668

Misc. Financial Services — 8.95%

Citigroup Inc.	148,500	7,208,190
Freddie Mac	73,600	4,292,352
Morgan Stanley Dean Witter & Company	76,400	4,421,268

		15,921,810

Multi-Line Insurance — 2.51%

American International Group Inc.	40,900	2,710,852
Hartford Financial Services Group Inc.	29,600	1,747,288

		4,458,140

Oil Services — 1.89%

ConocoPhillips	41,400	2,714,598
Kerr-McGee Corporation	14,100	655,509

		3,370,107

ANNUAL REPORT

Enterprise Growth and Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Paper & Forest Products — 0.68%

MeadWestvaco Corporation	40,400	$1,201,900

Pharmaceuticals — 12.19%

Allergan Inc.	51,800	3,978,758
Bristol-Myers Squibb Company	129,000	3,689,400
Cephalon Inc. (a)(o)	34,100	1,650,781
Johnson & Johnson	35,800	1,849,428
Mylan Laboratories Inc.	144,950	3,661,437
Sicor Inc. (a)	67,000	1,822,400
Wyeth	118,700	5,038,815

		21,691,019

Printing & Publishing — 1.06%

McGraw-Hill Companies Inc.	27,000	1,887,840

Retail — 3.24%

Costco Wholesale Corporation (a)	79,400	2,952,092
Kohl’s Corporation (a)	34,400	1,545,936
TJX Companies Inc.	57,300	1,263,465

		5,761,493

Savings and Loan — 1.73%

Greenpoint Financial Corporation (o)	86,900	3,069,308

Technology — 1.40%

Linear Technology Corporation	59,200	2,490,544

Telecommunications — 0.94%

SBC Communications Inc.	63,900	1,665,873

Transportation — 2.88%

Burlington Northern Santa Fe Corporation	158,200	5,117,770

Utilities — 3.36%

American Electric Power Inc.	12,500	381,375
CMS Energy Corporation (a)(o)	73,100	622,812
Dominion Resources Inc.	18,300	1,168,089
FirstEnergy Corporation	63,600	2,238,720
Sempra Energy (o)	52,300	1,572,138

		5,983,134

Wireless Communications — 4.50%

Nextel Communications Inc. (Class A) (a)	285,000	7,997,100

Total Domestic Common Stocks
(Identified cost $146,484,220)		170,794,392

	Number of Shares/Units or Principal Amount	Value

Foreign Stocks — 1.30%

Insurance — 0.63%

XL Capital Ltd. (Class A)	14,400	$1,116,720

Multi-Line Insurance — 0.67%

Willis Group Holdings Ltd. (o)	35,100	1,195,857

Total Foreign Stocks
(Identified cost $2,142,554)		2,312,577

Other Investments — 6.25%

Securities Lending Quality Trust (y)	11,117,373	11,117,373

Total Other Investments
(Identified cost $11,117,373)		11,117,373

Repurchase Agreement — 2.75%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $4,892,190 Collateral: U.S. Treasury Bond $4,915,000, 2.875% due 6/30/04, Value $4,994,868	$4,892,000	4,892,000

Total Repurchase Agreement
(Identified cost $4,892,000)		4,892,000

Total Investments
(Identified cost $164,636,147)		$189,116,342

Other Assets Less Liabilities — (6.33)%		(11,252,169)

Net Assets — 100%		$177,864,173

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

SSgA Funds Management, Inc. (“SSgA”) is subadviser to the Enterprise International Growth Fund. SSgA manages approximately $76 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Fund is capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 30.00%. The Fund underperformed its benchmark, the MSCI EAFE Index, which returned 38.59%. The Fund underperformed its peer group, the Lipper International Funds Index, which returned 36.00%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	23.87%	-4.86%	1.61%
Without Sales Charge	30.00%	-3.93%	2.11%
MSCI EAFE Index*	38.59%	-0.05%	4.47%
Lipper International Funds Index*	36.00%	2.13%	5.31%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	26.91%	-4.79%	-1.44%
Without Sales Charge	29.19%	-4.59%	-1.29%
MSCI EAFE Index*	38.59%	-0.05%	3.16%
Lipper International Funds Index*	36.00%	2.13%	4.07%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	24.22%	-4.91%	2.07%
Without Sales Charge	29.22%	-4.57%	2.07%
MSCI EAFE Index*	38.59%	-0.05%	3.60%
Lipper International Funds Index*	36.00%	2.13%	6.11%

Class Y	1-Year	5-Year	07/31/95- 12/31/03**
Average Annual Return	30.51%	-3.61%	2.53%
MSCI EAFE Index*	38.59%	-0.05%	3.33%
Lipper International Funds Index*	36.00%	2.13%	5.45%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International Europe, Australasia, and Far East Index (MSCI EAFE) is an unmanaged index composed of the stocks of approximately 1,005 companies traded on 21 stock exchanges from around the world, excluding the USA, Canada, and Latin America. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper International Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper International Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the MSCI EAFE Index and the Lipper International Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the MSCI EAFE Index and the Lipper International Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 07/05/95, the average annual return for Class Y shares is 3.03% as of 12/31/03.

ANNUAL REPORT

Enterprise International Growth Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The environment remained extremely challenging over 2003 as a whole, particularly for this style, as SSgA invests the Fund exclusively in large-cap, high quality stocks. 2003 was a year in which the lower quality companies that had previously been in danger of bankruptcy were reprieved by the massive easing in monetary policy that took place in early in the year. As rate structures moved down, these companies were able to refinance their balance sheets and de-leverage themselves. The consequence was significant outperformance by these more speculative stocks, an area in which, given SSgA’s investment philosophy, the Fund was underexposed.

What strategies affected Fund performance during the period?

As mentioned above, SSgA’s investment style has been resolutely out of favor during most of 2003. Not only high quality stocks, but also those of relatively high valuation that depend heavily on future earnings growth, tended to be overlooked by investors. These constituted twin headwinds that were too strong to overcome without compromising the philosophy irrevocably.

Conversely, SSgA’s favorable view of the Asian markets helped performance, particularly in the latter half of the year. Sector allocation was also a net positive, with the Fund’s over-weighting of technology, particularly to the semiconductor industry, the biggest contributor. The Fund’s over-weight to stocks exposed to the rising natural gas price, such as EnCana and Precision Drilling also helped. On the negative side, some stock-specific difficulties dragged down SSgA’s relative performance, most notably Sony’s restatement of earnings. Within financials, there was wide dispersion of return from different companies and considerable intra-quarter volatility that did not act to the Fund’s benefit. Fund performance was also positively impacted by approximately 0.68% due to the collection of redemption fees.

What changes were made to the Fund over the period?

During the first quarter, SSgA added to exposure in HSBC Holdings, HBOS and ING Group by selling less volatile stocks such as Honda and Suez. Early in the second quarter, SSgA added to the Fund’s tech holdings through purchases of SAP and Sharp Corporation and started moving into the industrials sector by building a position in Komatsu Ltd., as well as initiating in LVMH-Moet Hennessy Louis Vuitton, the luxury goods maker. Stock shifts within consumer cyclicals included reducing Reed Elsevier, Nestle and Tesco and removing Honda Motor and Sony, while adding to higher-beta tech stocks such as Taiwan Semiconductor Manufacturing Company Ltd. and NTT DoCoMo, Inc. In addition, SSgA took steps to increase the Fund’s exposure to Japanese stocks and during the fourth quarter reduced positions in Nokia, SAP, Flextronics and Telefonica in order to focus more on the health care and consumer sectors. Towards the end of the year, the Fund liquidated its position in Encana on the view that much of the rise in this commodity has already played out.

As with all international funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Common Stocks — 96.87%

Finland — 3.72%

Nokia	164,250	$2,830,711

France — 17.64%

AXA	114,626	2,445,219
BNP Paribas	35,568	2,231,962
L’Oreal	20,778	1,697,735
LVMH-Moet Hennessy Louis Vuitton	26,422	1,916,435
Sanofi-Synthelabo	32,611	2,447,322
TotalFinaElf	14,400	2,668,165

		13,406,838

Germany — 6.47%

E.On	22,300	1,450,388
SAP	10,700	1,790,926
Volkswagen	30,200	1,676,063

		4,917,377

Ireland — 2.93%

CRH	108,628	2,223,048

Italy — 2.23%

San Paolo	130,300	1,693,627

Japan — 17.84%

Asahi Glass Company Ltd.	222,000	1,818,740
Canon Inc.	50,600	2,350,640
Komatsu Ltd.	379,000	2,399,293
Nomura Holdings Inc.	102,000	1,732,998
NTT DoCoMo Inc.	1,104	2,497,528
Sharp Corporation	175,000	2,754,969

		13,554,168

Netherlands — 6.14%

ASML Holding (a)	136,905	2,705,357
ING Group	84,219	1,957,491

		4,662,848

	Number of Shares	Value

Switzerland — 18.23%

Nestle	5,000	$1,245,566
Novartis	67,637	3,061,768
Roche Holdings - Genusschein	14,222	1,430,341
Swiss Reinsurance	31,100	2,093,558
UBS	52,278	3,569,773
Zurich Financial Services (a)	17,104	2,454,460

		13,855,466

Taiwan — 2.86%

Taiwan Semiconductor Manufacturing Company Ltd. (ADR) (a)	212,411	2,175,089

United Kingdom — 18.81%

British Sky Broadcasting (a)	178,633	2,239,703
Diageo	112,119	1,469,738
GlaxoSmithKline	94,552	2,158,510
HBOS	144,387	1,863,116
HSBC Holdings	140,812	2,204,994
Rio Tinto	56,828	1,563,873
Vodafone Group	1,129,706	2,790,542

		14,290,476

Total Common Stocks
(Identified cost $59,197,536)		73,609,648

Total Investments
(Identified cost $59,197,536)		$73,609,648

Other Assets Less Liabilities — 3.13%		2,375,848

Net Assets — 100%		$75,985,496

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

Industry classifications for the Fund as a percentage of total market value at December 31, 2003 are as follows (unaudited):

Industry
Banks	13.25%
Cable	3.05%
Computer Software	2.44%
Construction Materials	4.31%
Electronic Equipment & Instruments	9.59%
Food & Beverages	3.70%
Financial Services	7.53%
Insurance	9.52%

Industry
Manufacturing	8.21%
Metals & Mining	2.13%
Publishing	0.00%
Pharmaceuticals	12.39%
Retail	7.20%
Utilities	5.62%
Telecommunications	11.06%

Total	100.00%

ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $15.6 billion in assets under management, is subadviser to the Enterprise Global Financial Services Fund. Bernstein’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Global Financial Services Fund is capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 38.21%. The Fund outperformed its benchmark, the MSCI World Index, which returned 33.11%. The Fund outperformed its peer group, the Lipper Financial Services Funds Index, which returned 31.99%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10/01/98- 12/31/03
With Sales Charge	31.77%	4.87%	8.50%
Without Sales Charge	38.21%	5.89%	9.51%
MSCI World Index*	33.11%	-0.77%	2.96%
Lipper Financial Services Funds Index*	31.99%	5.58%	8.88%

Class C	1-Year	5-Year	10/01/98- 12/31/03
With Sales Charge	35.15%	5.14%	8.70%
Without Sales Charge	37.48%	5.35%	8.90%
MSCI World Index*	33.11%	-0.77%	2.96%
Lipper Financial Services Funds Index*	31.99%	5.58%	8.88%

Class B	1-Year	5-Year	10/01/98- 12/31/03
With Sales Charge	32.41%	5.01%	8.76%
Without Sales Charge	37.41%	5.34%	8.90%
MSCI World Index*	33.11%	-0.77%	2.96%
Lipper Financial Services Funds Index*	31.99%	5.58%	8.88%

Class Y	1-Year	5-Year	10/01/98- 12/31/03
Average Annual Return	38.67%	6.36%	9.97%
MSCI World Index*	33.11%	-0.77%	2.96%
Lipper Financial Services Funds Index*	31.99%	5.58%	8.88%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,500 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Financial Services Funds Index is an unmanaged index of the 10 largest funds, based on total year-end net asset value, in the Lipper Financial Services Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns for the MSCI World Index and the Lipper Financial Services Funds Index reflect the average annual returns from 9/30/98 to 12/31/2003.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three years of a brutal bear market, equity markets posted a strong gain in 2003. The rally, which began during the early stages of the Iraq war in March, gathered strength as the market gained confidence about the outlook for the economy and corporate profits. Financial stocks participated robustly in the rally and outperformed the broad market.

What strategies affected Fund performance during the period?

Many of the Fund’s European bank holdings were strong contributors to performance in 2003. A rebound in capital markets activity has helped banks report strong growth in market-sensitive revenues. In addition, loan loss trends have been improving, resulting in lower credit costs. Many of the Fund’s bank holdings have also been aggressively managing costs, further improving profitability. In fact, the market has rewarded companies that have reported good operational improvement. At Italian bank Intesa a new management team has worked hard to trim risks in the balance sheet, reduce costs and boost revenues. Large corporate lending and inter-bank funding have been reduced and the bank is re-pricing its assets and liabilities. Intesa has also bolstered its capital position by disposing of some Latin American and real estate assets. Investors have responded favorably to these actions, pushing up the stock price.

The Fund’s Japanese bank holdings, UFJ and Sumitomo Mitsui Group, also contributed to relative returns in 2003. In addition to writing off bad debts, both banks have been reducing headcount and closing uneconomic branches to improve profitability. An unusually strong refinancing boom and a buoyant housing market also played to the favor of the Fund in 2003. Bernstein took advantage of the strong performance to reduce some of their exposure to mortgage related stocks.

Fund performance was hurt by its underweight position in investment banks and brokers that outperformed the sector in 2003. Investors have responded favorably to the strong earnings growth demonstrated by these companies, driven in turn by continued strength in the fixed-income markets, recent cost reductions, and signs of growth in equities and retail brokerage. Bernstein continues to investigate ways of getting exposure to this sector without paying lofty valuations.

What changes were made to the Fund over the period?

Bernstein has reduced the Fund’s exposure to some of the more defensive, retail-oriented banks, such as DNB Holdings, Danske Bank and Banco Popolare di Verona, which performed very well as risk aversion among investors was peaking. They also reduced holdings in some of the insurance stocks such as ING, Allstate and Ace Ltd. following a rally in their stock prices. The notable additions to the Fund were Citigroup, Inc., UFJ Holdings and Sumitomo Mitsui and public sector lender Depfa Bank.

During 2003 the Fund also added to its holdings in the Fannie Mae and Freddie Mac. These stocks had languished due to perception of significant political risks arising from an investigation of accounting practices and subsequent change in management at Freddie Mac. The decline in their stock prices in the third quarter presented an attractive opportunity to Bernstein.

ANNUAL REPORT

Enterprise Global Financial Services Fund

SUBADVISER’S COMMENTS — (Continued)

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

While sector funds focus on equities in a specific industry, they also tend to concentrate their investments in fewer stocks within the industry than a typical common stock would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Common Stocks — 97.74%

Australia — 1.05%

ANZ Banking Group	25,477	$338,703

Belgium — 1.04%

Dexia (o)	19,700	338,275

Bermuda — 1.01%

XL Capital Ltd. (Class A)	4,200	325,710

Canada — 9.33%

Bank of Montreal (o)	17,407	718,914
Bank of Nova Scotia Halifax (o)	18,909	961,603
Great West Lifeco Inc.	28,900	1,016,269
National Bank of Canada (o)	9,600	320,074

		3,016,860

Denmark — 1.28%

Danske Bank	17,700	413,845

France — 10.82%

AGF (Assurances Generales de France) (o)	12,570	680,396
BNP Paribas	10,700	671,446
Caisse Nationale Credit Agricole	59,236	1,409,578
Societe Generale	8,400	739,146

		3,500,566

Ireland — 3.74%

Bank of Ireland	40,100	545,411
Depfa Bank	5,290	665,645

		1,211,056

Italy — 4.55%

Banca Intesa	220,000	857,309
UniCredito Italiano	114,200	614,416

		1,471,725

Japan — 8.65%

Acom Company	13,300	601,760
Promise Company	4,400	191,295
Sumitomo Mitsui (o)	192	1,020,640
UFJ Holdings	205	982,870

		2,796,565

Netherlands — 2.99%

ABN Amro Holdings	41,420	965,843

Spain — 2.29%

Banco Santander Central Hispano (o)	62,699	740,080

	Number of Shares/Units	Value

Switzerland — 3.06%

Credit Suisse Group	27,100	$988,613

United Kingdom — 12.49%

Abbey National	61,192	579,512
Barclays	58,000	515,405
CGNU	70,500	616,425
Lloyds TSB Group	78,600	628,021
Old Mutual	370,000	607,104
Royal & Sun Alliance Insurance Group	200,000	314,788
Royal Bank of Scotland Group	26,500	777,945

		4,039,200

United States — 35.44%

ACE Ltd.	10,800	447,336
Bank of America Corporation	4,300	345,849
Chubb Corporation	12,600	858,060
Citigroup Inc.	30,400	1,475,616
Comerica Inc.	12,600	706,356
Fannie Mae	10,800	810,648
FleetBoston Financial Corporation	26,910	1,174,621
Freddie Mac	16,400	956,448
Hartford Financial Services Group Inc.	10,300	608,009
John Hancock Financial Services Inc.	8,400	315,000
Lehman Brothers Holdings Inc.	3,700	285,714
MetLife Inc. (a)	28,400	956,228
PartnerRe Ltd	3,500	203,175
Prudential Corporation	77,600	653,592
Travelers Property Casualty Corporation	33,000	553,740
Wachovia Corporation	13,000	605,670
Washington Mutual Inc.	12,550	503,505

		11,459,567

Total Common Stocks
(Identified cost $26,928,538)		31,606,608

Other Investments — 14.90%

Securities Lending Quality Trust (y)	4,819,805	4,819,805

Total Other Investments
(Identified cost $4,819,805)		4,819,805

ANNUAL REPORT

Enterprise Global Financial Services Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Repurchase Agreement — 1.61%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04, Proceeds $520,020 Collateral: U.S. Treasury Bond $525,000, 2.875% 06/30/04, Value $533,531	$520,000	$520,000

Total Repurchase Agreement
(Identified cost $520,000)		520,000

Industry classifications for the Fund as a percentage of total market value at December 31, 2003 are as follows (unaudited):

Industry
Banking	51.34%
Insurance	24.81%
Misc. Financial Services	22.26%
Savings and Loan	1.59%

Total	100.00%

Value

Total Investments
(Identified cost $32,268,343)	$36,946,413

Other Assets Less Liabilities — (14.25)%	(4,609,197)

Net Assets — 100%	$32,337,216

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Rockefeller & Co., Inc. (“Rockefeller”), which has approximately $3.7 billion in assets under management, is subadviser to the Enterprise Global Socially Responsive Fund. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Fund is total return.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 26.38%. The Fund underperformed its benchmark, the MSCI World Index, which returned 33.11%. The Fund underperformed its peer group, the Lipper Global Funds Index, which returned 31.96%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	09/30/00- 12/31/03**
With Sales Charge	20.43%	-4.70%
Without Sales Charge	26.38%	-3.26%
MSCI World Index*	33.11%	-5.49%
Lipper Global Funds Index*	31.96%	-4.70%

Class C	1-Year	09/30/00- 12/31/03**
With Sales Charge	23.51%	-4.13%
Without Sales Charge	25.75%	-3.83%
MSCI World Index*	33.11%	-5.49%
Lipper Global Funds Index*	31.96%	-4.70%

Class B	1-Year	09/30/00- 12/31/03**
With Sales Charge	20.71%	-4.69%
Without Sales Charge	25.71%	-3.80%
MSCI World Index*	33.11%	-5.49%
Lipper Global Funds Index*	31.96%	-4.70%

Class Y	1-Year	09/30/00- 12/31/03**
Average Annual Return	26.92%	-2.80%
MSCI World Index*	33.11%	-5.49%
Lipper Global Funds Index*	31.96%	-4.70%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Morgan Stanley Capital International World Index (MSCI World) is an unmanaged index comprised of more than 1,500 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Global Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Global Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

**Since inception, 9/29/00, the average annual return for Class A Shares is -4.70% with sales charge and -3.26% without sales charge as of 12/31/03. Since inception, 9/29/00, the average annual return for Class B Shares is -4.69% with sales charge and -3.79% without sales charge as of 12/31/03. Since inception, 9/29/00, the average annual return for Class C Shares is -4.12% with sales charge and -3.83% without sales charge as of 12/31/03. Since inception, 9/29/00, the average annual return for Class Y Shares is -2.80% as of 12/31/03.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

2003 will be remembered as one of the most significant turnaround years for the global equity markets. Good news was abundant. Productivity increased at an impressive rate. Business capital expenditures resumed and the consumer remained a strong supporter of growth. Interest rates and major inflation measures remained stable. Asset class returns worldwide reflected what appears to be growing confidence in the sustainability of the economic improvement. Central banks around the world were able to maintain fairly loose monetary policy. In spite of scandals in the financial services industry, mutual fund flows were strong, and the year-end prognosticators in the press were generally bullish.

What strategies affected Fund performance during the period?

Rockefeller maintained a strategy of focusing on high quality stocks with particular emphasis on companies with strong balance sheets. The Fund benefited from its positions in industrials and its exposure to natural gas. Rockefeller remained skeptical of a broad based recovery in technology and of long-term structural changes in Japan. Thus, the Fund was underweighted in both areas. Lack of exposure to the German market, especially in the first half of the year, proved costly within the European region. This, in combination with an overweight in healthcare, depressed the Fund’s overall 2003 performance.

Consumer discretionary stocks held in the Fund performed particularly well, including Tiffany & Co., Hyundai Motor Co., and Samsung Electronics. Some of the weaker positions in terms of relative performance were Microsoft, Wal-Mart Stores and XL Capital Ltd.

What changes were made to the Fund over the period?

During the year Rockefeller increased Fund exposure to economically sensitive sectors such as industrials and materials; among the new positions established were Praxair, 3M, and Assa Abloy, a Swedish industrial with a strong position in locks and security systems. Sales were made in that sector when Diebold achieved the target price. Also broadened was the Fund’s energy exposure. After being heavily exposed to retailing, Rockefeller has reigned in the Fund’s positions, reflecting high valuations and mounting concern over the consumer’s ability to maintain spending in the face of fewer mortgage refinancings and higher energy prices.

Positions were reduced in retailers as the year progressed and they appreciated in price, including selling completely out of Costco Wholesale Corp. Rockefeller increased the Fund’s exposure to U.S. advertising revenues by selling Time Warner and purchasing Viacom. They have invested in stocks of companies that are exposed to printing, digital cameras, flat-panel TVs, color-screened wireless phones, but have stayed underweight the suppliers of networking equipment and software. Financials remain the largest sector by capitalization in the world. However, Fund holdings were scaled back related to banking exposure, with additions to insurance and other financial services, as commercial loan growth remains troubling despite improving economic growth.

As with all global funds, the Fund carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Common Stocks — 91.96%

Bermuda — 2.21%

XL Capital Ltd. (Class A)	2,050	$158,977

Canada — 1.94%

Alcan Inc.	820	38,499
National Bank of Canada	3,030	101,023

		139,522

Denmark — 2.45%

Danske Bank	7,560	176,761

Finland — 1.52%

Sampo Insurance Company Ltd. (Class A)	10,600	109,263

France — 4.34%

BNP Paribas	2,920	183,236
Schneider Electric	1,990	129,829

		313,065

Hong Kong — 1.91%

China Mobile Ltd.	45,000	137,953

Japan — 4.77%

Canon Inc. (ADR)	2,230	106,237
KAO Corporation	2,000	40,590
NTT Corporation	41	197,338

		344,165

Netherlands — 3.72%

Philips Electronics	3,830	111,456
Royal Dutch Petroleum Company (ADR)	2,040	106,876
STMicroelectronics	1,850	49,999

		268,331

Spain — 0.99%

Telefonica (a)	4,887	71,507

Sweden — 4.58%

Assa Abloy (Class B)	17,200	204,007
Sandvik	3,660	125,916

		329,923

Switzerland — 0.95%

Novartis	1,510	68,354

United Kingdom — 10.04%

BP Amoco	34,420	278,088
Cadbury Schweppes	9,860	72,144
GlaxoSmithKline	5,710	130,352
Reckitt Benckiser	6,370	143,602
Scottish Power	14,940	99,188

		723,374

	Number of Shares	Value

United States — 52.54%

3M Company	670	$56,970
AFLAC Inc.	5,220	188,860
Anadarko Petroleum Corporation	690	35,197
Apache Corporation (a)	470	38,117
Bank of America Corporation	1,620	130,297
Citigroup Inc.	5,360	260,174
Comcast Corporation (Class A) (a)	3,690	115,423
Devon Energy Corporation	620	35,501
Edwards Lifesciences Corporation (a)	2,150	64,672
Eli Lilly & Company	2,630	184,968
Family Dollar Stores Inc.	1,520	54,538
Fannie Mae	2,370	177,892
HCA Inc.	2,390	102,674
Illinois Tool Works Inc.	420	35,242
Ingersoll-Rand Company Ltd.	2,480	168,342
International Business Machines Corporation	1,260	116,777
Lexmark International Group Inc. (a)	1,570	123,465
McKesson Corporation	4,330	139,253
Mellon Financial Corporation	3,190	102,431
Microsoft Corporation	3,210	88,403
Noble Energy Inc.	800	35,544
PepsiCo Inc.	4,410	205,594
Pfizer Inc.	7,970	281,580
Praxair Inc.	3,660	139,812
Target Corporation	3,320	127,488
Tiffany & Company	1,260	56,952
UnionBanCal Corporation	1,450	83,433
Viacom Inc. (Class B)	2,450	108,731
Wal-Mart Stores Inc.	2,890	153,315
Walt Disney Company	4,470	104,285
WellPoint Health Networks Inc. (a)	2,790	270,602

		3,786,532

Total Common Stocks
(Identified cost $5,652,293)		6,627,727

Preferred Stocks — 3.25%

Korea — 3.25%

Hyundai Motor Company	6,450	122,883
Samsung Electronics Company Ltd.	540	111,263

Total Preferred Stocks
(Identified cost $155,868)		234,146

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Short-Term Notes — 0.14%

Shared Interest Inc. Promissory Note (CDFI) 1.70%, due 03/31/07 (d)	$10,000	$10,000

Total Short-Term Notes
(Identified cost $10,000)		10,000

Certificates of Deposit — 0.29%

SELF-HELP Economic Development Certificate (NCUA Insured) (CDFI) 1.57%, due 08/29/04 (d)(v)	10,490	10,490
South Shore National Bank (FDIC Insured) (CDFI) 1.10%, due 12/26/04 (d)(v)	10,130	10,130

Total Certificates of Deposit
(Identified cost $20,620)		20,620

Repurchase Agreement — 3.73%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $269,010 Collateral: U.S. Treasury Bond $200,000, 8.125% due 08/15/19 Value $282,294	269,000	269,000

Total Repurchase Agreement
(Identified cost $269,000)		269,000

Value

Total Investments
(Identified cost $6,107,781)	$7,161,493

Other Assets Less Liabilities — 0.63%	45,269

Net Assets — 100%	$7,206,762

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2003.
(v)	Variable rate security; interest rate is as of December 31, 2003.
(ADR)	American Depository Receipt.
(CDFI)	Community Development Financial Institution.
(FDIC)	Federal Deposit Insurance Corporation.
(NCUA)	National Credit Union Administration.

See notes to financial statements.

Industry classifications for the Fund as a percentage of total market value at December 31, 2003 are as follows (unaudited):

Industry
Automotive	1.79%
Banking	11.33%
Broadcasting	1.58%
Business Services	1.55%
Cable	1.68%
Chemicals	2.04%
Computer Hardware	1.70%
Computer Software	1.29%
Consumer Durables	2.09%
Consumer Products	3.56%
Crude & Petroleum	2.07%
Electronics	5.14%
Energy	1.45%
Entertainment & Leisure	1.52%

Industry
Food and Beverages	4.05%
Health Care	3.53%
Insurance	6.66%
Manufacturing	5.63%
Medical Services & Products	4.89%
Metals & Mining	0.56%
Misc. Financial Services	6.38%
Oil Services	5.64%
Pharmaceuticals	9.69%
Printing & Publishing	1.80%
Retail	5.72%
Semiconductors	0.73%
Telecommunications	5.93%

Total	100.00%

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $26 billion for institutional clients and whose normal investment minimum is $1 million, is subadviser to the Enterprise Mergers and Acquisitions Fund.

Investment Objective

The objective of the Enterprise Mergers and Acquisitions Fund is capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 15.45%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1 Year	02/28/01- 12/31/03
With Sales Charge	10.01%	2.99%
Without Sales Charge	15.45%	4.77%
S&P 500 Index*	28.69%	-2.21%

Class C	1 Year	02/28/01- 12/31/03
With Sales Charge	12.61%	3.82%
Without Sales Charge	14.78%	4.18%
S&P 500 Index*	28.69%	-2.21%

Class B	1 Year	02/28/01- 12/31/03
With Sales Charge	9.90%	2.86%
Without Sales Charge	14.90%	4.18%
S&P 500 Index*	28.69%	-2.21%

Class Y	1 Year	02/28/01- 12/31/03
Annualized Return	16.06%	5.23%
S&P 500 Index*	28.69%	-2.21%

The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Worldwide merger activity rebounded in 2003 following two consecutive down years. Total M&A volume worldwide for the year was approximately $1.3 trillion, versus approximately $1.2 trillion in 2002. While the increase may seem modest, it must be viewed in contrast to the significant annual drops in global M&A volume that occurred between 2000 and 2002. Cross border activity volume also rose for the year. This is partially attributed to the valuation of the Euro relative to the U.S. dollar, as the euro has risen sharply from its 2002 level.

U.S. deal activity also rose in 2003. However, the number of transactions remained roughly the same at approximately 5,900. The most active sector for deals was commercial banking, followed by insurance. Financials were boosted by Bank of America’s October announcement to acquire FleetBoston Financial. Not only was this the largest deal of the sector, but it accounted for more than one third of dollar volume within the industry.

What strategies affected Fund performance during the period?

The beginning of the year was dominated by geopolitical concerns. The weight of the impending war with Iraq, and the threat of problems with North Korea took their toll on U.S. equities. Coupled with the crisis of confidence, it is not surprising that deal activity was not the focus of business executives. Gabelli’s strategy, in an environment with very few deals announced, was to maintain a high cash position, rather than stretch for deals that did not meet their criteria. Toward the middle of the year, Gabelli witnessed the return of the hostile deal, which they viewed as very positive for deal flow. Hostile takeovers are often seen as a sign of an improving economy and a return of confidence in the corporate world. As deal volume increased, Gabelli was able to increase their investments for this portion of the Fund. In the potential deals section of the Fund, they registered solid returns. The Fund was fully invested in this portion, and thus took advantage of the powerful rally in stocks.

What changes were made to the Fund over the period?

The Fund invested in many successfully completed deals throughout the year. Several notable ones included Rational Software’s acquisition by IBM. Autostrade, Italy’s biggest highway operator, was purchased by a group controlled by the Benetton family. Gabelli purchased Allen Telecom, a maker of wireless network components, and Allen agreed to be acquired by Andrew Corp. Scios, a biotechnology company, was acquired by Johnson & Johnson for $45 per share.

Other deals that were purchased and sold during the year included J.D. Edwards & Co., which was bought by PeopleSoft. The merged company is the second largest enterprise applications vendor in the world. ICN Pharmaceuticals completed its cash tender offer for shares of Ribapharm. Finally, the Fund’s position in SangStat Medical was unwound when that company was bought by Genzyme for $22.50 per share.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 46.95%

Aerospace — 4.12%

Honeywell International Inc.	15,000	$501,450
Sequa Corporation (Class A) (a)	2,000	98,000
Sequa Corporation (Class B)	3,500	174,650
Titan Corporation (a)	250,000	5,452,500

		6,226,600

Aggregate — 0.15%

Sylvan Inc. (a)	19,000	229,900

Automotive — 0.29%

BorgWarner Inc.	2,500	212,675
Standard Motor Products Inc.	13,000	157,950
Tenneco Automotive Inc. (a)	10,000	66,900

		437,525

Banking — 1.40%

Allegiant Bancorp Inc.	5,000	140,250
California Independent Bancorp	4,000	154,000
CoVest Bancshares Inc.	5,000	137,000
First Republic Bank	6,000	214,800
FleetBoston Financial Corporation	15,000	654,750
Franklin Financial Corporation (Tennessee)	3,500	107,520
Mellon Financial Corporation	8,000	256,880
Resource Bankshares Corporation	5,000	157,650
The South Financial Group Inc.	4,085	113,808
United National Bancorp (New Jersey)	5,000	178,650

		2,115,308

Biotechnology — 0.16%

Amgen Inc. (a)	3,999	247,138

Broadcasting — 1.73%

Acme Communications Inc. (a)	32,200	283,038
Fisher Communications Inc. (a)	21,000	1,071,000
Granite Broadcasting Corporation (a)	60,000	99,000
Gray Television Inc.	20,000	302,400
Paxson Communications Corporation (a)	50,000	192,500
Salem Communications Corporation (Class A) (a)	5,300	143,736
Young Broadcasting Inc. (a)	26,000	521,040

		2,612,714

Building & Construction — 0.07%

Rollins Inc.	4,500	101,475

Business Services — 0.37%

Concord EFS Inc. (a)	38,000	563,920

Cable — 1.49%

Cablevision Systems Corporation (Class A) (a)	96,000	2,245,440

	Number of Shares	Value

Chemicals — 0.47%

Hercules Inc. (a)	50,000	$610,000
MacDermid Inc.	3,000	102,720

		712,720

Computer Hardware — 0.00%

StorageNetworks Inc. (a)(d)	600,000	—

Consumer Durables — 2.00%

Dana Corporation	165,000	3,027,750

Consumer Products — 2.82%

The Dial Corporation	150,000	4,270,500

Containers/Packaging — 0.17%

Packaging Dynamics Corporation	25,600	263,168

Electrical Equipment — 0.68%

Baldor Electric Company	4,000	91,400
SL Industries Inc. (a)	28,500	228,570
Thomas & Betts Corporation (a)	25,000	572,250
Thomas Industries Inc.	4,000	138,640

		1,030,860

Energy — 3.57%

DPL Inc.	23,000	480,240
Mirant Corporation (a)	75,000	29,250
Northeast Utilities	75,000	1,512,750
SEMCO Energy Inc.	20,000	98,000
Unisource Energy Corporation	132,700	3,272,382

		5,392,622

Entertainment & Leisure — 0.57%

E.W. Scripps Company (Class A)	4,000	376,560
Metro Goldwyn Mayer Inc. (a)	20,000	341,800
Walt Disney Company	6,000	139,980

		858,340

Fiber Optics — 0.11%

Belden Inc.	8,000	168,720

Finance — 0.47%

BKF Capital Group Inc. (a)	10,300	254,204
Interactive Data Corporation (a)	4,000	66,240
SoundView Technology Group Inc. (a)	25,000	387,250

		707,694

Food, Beverages & Tobacco — 8.23%

Campbell Soup Company	10,000	268,000
Del Monte Foods Company (a)	20,000	208,000
Dreyer’s Grand Ice Cream Holdings (o)	70,000	5,442,500
Flowers Foods Inc.	12,000	309,600
H.J. Heinz Company	10,000	364,300
Hershey Foods Corporation	6,000	461,940
Horizon Organic Holding Corporation (a)	159,825	3,827,809

ANNUAL REPORT

Enterprise Mergers and Acquisitions

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Sensient Technologies Corporation	30,000	$593,100
Spartan Stores Inc. (a)	8,000	40,000
Tootsie Roll Industries Inc.	26,000	936,000

		12,451,249

Gaming — 0.51%

Aztar Corporation (a)	20,000	450,000
Park Place Entertainment Corporation (a)	30,000	324,900

		774,900

Health Care — 0.49%

Mid Atlantic Medical Services Inc. (a)	1,000	64,800
WellPoint Health Networks Inc. (a)	7,000	678,930

		743,730

Insurance — 0.08%

Argonaut Group Inc.	7,600	118,104

Machinery — 0.46%

Flowserve Corporation (a)	10,000	208,800
Tennant Company	6,000	259,800
Watts Industries Inc. (Class A)	10,000	222,000

		690,600

Manufacturing — 0.08%

Myers Industries Inc.	10,000	121,200

Media — 0.07%

Media General Inc. (Class A)	1,500	97,650

Medical Instruments — 1.13%

I-STAT Corporation (a)	70,260	1,074,978
INAMED Corporation (a)	4,500	216,270
Young Innovations	2,000	72,000
Zimmer Holdings Inc. (a)	5,000	352,000

		1,715,248

Medical Services — 0.30%

CIRCOR International Inc.	15,300	368,730
Interpore International (a)(o)	7,000	91,000

		459,730

Metals & Mining — 0.42%

Alcan Aluminum Ltd.	13,205	618,152
WHX Corporation (a)(o)	8,000	21,360

		639,512

Misc. Financial Services — 0.22%

PNC Financial Services Group	5,000	273,650
SWS Group Inc.	3,000	53,400

		327,050

Oil Services — 0.07%

RPC Inc.	10,000	109,900

Paper Products — 0.44%

Boise Cascade Corporation	20,001	657,216

	Number of Shares	Value

Pharmaceuticals — 2.95%

Bristol-Myers Squibb Company	35,000	$1,001,000
Esperion Therapeutics Inc. (a)(o)	100,000	3,461,000

		4,462,000

Printing & Publishing — 0.63%

McClatchy Company (Class A)	2,000	137,600
Pulitzer Inc.	15,000	810,000

		947,600

Real Estate — 1.35%

American Home Mortgage Investment Corporation	1,546	34,794
Griffin Land & Nurseries Inc. (a)(o)	13,600	193,270
Newhall Land & Farming Company California	45,000	1,817,100

		2,045,164

Retail — 0.05%

Duane Reade Inc. (a)	1,000	16,920
ElderTrust	5,000	62,650

		79,570

Savings and Loan — 1.61%

Abington Bancorp Inc.	5,000	192,950
Connecticut Bancshares Inc.	15,000	773,100
First Essex Bancorp Inc.	10,000	581,400
Klamath First Bancorp Inc.	7,000	185,780
MAF Bancorp Inc.	1,975	82,753
New York Community Bancorp Inc.	3,750	142,687
Pittsburgh Financial Corporation (d)	900	17,883
Progress Financial Corporation	4,185	129,065
Skibo Financial Corporation	5,000	84,000
Staten Island Bancorp Inc.	4,000	90,000
Troy Financial Corporation (o)	4,531	158,585

		2,438,203

Technology — 1.38%

Igen International (a)	35,500	2,091,305

Telecommunications — 3.10%

AT&T Corporation	20,000	406,000
Centurytel Inc.	2,000	65,240
Cincinnati Bell Inc. (a)	110,000	555,500
Citizens Communications Company (a)	60,000	745,200
Commonwealth Telephone Enterprises Inc. (a)	55,505	2,095,314
D&E Communications Inc.	23,000	333,730
Rural Celluar Corporation (a)	20,000	159,000
Sprint Corporation	20,000	328,400

		4,688,384

Utilities — 1.75%

CH Energy Group Inc. (o)	15,000	703,500
Duquesne Light Holdings Inc.	30,000	550,200
Nstar	18,000	873,000
Southwest Gas Corporation	23,000	516,350

		2,643,050

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Wireless Communications — 0.99%

AT&T Wireless Services Inc. (a)	50,000	$399,500
Dobson Communications Corporation (a)(o)	17,000	111,690
Nextel Communications Inc. (Class A) (a)	3,000	84,180
Price Communications Corporation (a)	45,000	617,850
Sprint Corporation-PCS Group (a)	50,000	281,000

		1,494,220

Total Domestic Common Stocks
(Identified cost $65,057,794)		71,007,979

Foreign Stocks — 4.51%

Apparel & Textiles — 2.37%

Gucci Group (ADR)	42,000	3,593,100

Banking — 1.04%

Bank of Bermuda Ltd.	35,000	1,573,250

Cable — 0.11%

Rogers Communications Inc. (Class B) (o)	10,000	165,000

Machinery — 0.06%

Denison International (ADR) (a)	4,000	95,600

Manufacturing — 0.54%

Cooper Industries Ltd. (Class A)	14,000	811,020

Media — 0.13%

Vivendi Universal (ADR)	8,000	194,240

Medical Services — 0.13%

Orthofix International (a)	4,000	195,920

Metals & Mining — 0.06%

Alcan Inc.	1,795	84,275

Wireless Communications — 0.07%

Rogers Wireless Communications (Class B) (a)(o)	5,000	107,000

Total Foreign Stocks
(Identified cost $6,297,611)		6,819,405

Preferred Stock — 0.42%

Broadcasting — 0.42%

Granite Broadcasting Corporation	1,000	640,000

Total Preferred Stock
(Identified cost $560,000)		640,000

	Number of Shares/Units or Principal Amount	Value

U.S. Treasury Bills — 44.61%

Discount notes:
0.915% due 01/02/04 (s)	$19,000,000	$18,999,529
0.925% due 01/15/04 (s)	11,000,000	10,996,068
0.935% due 01/22/04 (s)	2,000,000	1,998,909
0.93% due 02/05/04 (s)	4,505,000	4,500,956
0.92% due 02/12/04 (s)	5,000,000	4,994,633
0.92% due 02/19/04 (s)	10,023,000	10,010,449
0.86% due 03/25/04 (s)	16,000,000	15,967,894

Total U.S. Treasury Bills
(Identified cost $67,468,438)		67,468,438

Other Investments — 25.36%

Securities Lending Quality Trust (y)	38,358,993	38,358,993

Total Other Investments
(Identified cost $38,358,993)		38,358,993

Repurchase Agreement — 0.83%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $1,255,049 Collateral: U.S. Treasury Bond $930,000, 8.125% due 8/15/19, Value $1,312,668	1,255,000	1,255,000

Total Repurchase Agreement
(Identified cost $1,255,000)		1,255,000

Total Investments
(Identified cost $178,997,836)		$185,549,815

Other Assets Less Liabilities — (22.68)%		(34,305,927)

Net Assets — 100%		$151,243,888

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2003.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(s)	The rate shown is the effective yield.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(ADR)	American Depository Receipt.

See notes to financial statements.

ANNUAL REPORT

Enterprise Technology Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.8 billion in assets under management, is subadviser to the Enterprise Technology Fund. Alger’s normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Technology Fund is long-term capital appreciation.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 76.89%. The Fund outperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Fund outperformed its peer group, the Lipper Science & Technology Funds Index, which returned 51.31%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	07/01/99- 12/31/03
With Sales Charge	68.59%	-2.27%
Without Sales Charge	76.89%	-1.20%
S&P 500 Index*	28.69%	-3.18%
Lipper Science & Technology Funds Index*	51.31%	-8.26%

Class C	1-Year	07/01/99- 12/31/03
With Sales Charge	73.06%	-1.94%
Without Sales Charge	75.72%	-1.72%
S&P 500 Index*	28.69%	-3.18%
Lipper Science & Technology Funds Index*	51.31%	-8.26%

Class B	1-Year	07/01/99- 12/31/03
With Sales Charge	70.92%	-2.13%
Without Sales Charge	75.92%	-1.70%
S&P 500 Index*	28.69%	-3.18%
Lipper Science & Technology Funds Index*	51.31%	-8.26%

Class Y	1-Year	07/01/99- 12/31/03
Average Annual Return	77.51%	-0.71%
S&P 500 Index*	28.69%	-3.18%
Lipper Science & Technology Funds Index*	51.31%	-8.26%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Science & Technology Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Science & Technology Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns for the S&P 500 Index and the Lipper Science & Technology Funds Index reflect the average annual returns from 6/30/1999 to 12/31/2003.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The 2003 new year brought with it an end to the positive momentum experienced late in 2002. With the U.S. trade deficit reaching record highs, industrial production on the decline and waning consumer sentiment, equity markets trended downward during the first part of the year. Despite solid growth in the manufacturing sector and a substantial drop in unemployment, investors continued to sell, as fear about a potential war with Iraq began to trump economic fundamentals. With the outbreak of war in March, markets reversed course and recouped some of the losses experienced early on. Preferring war to uncertainty, investors pushed most indices higher during the end of the first quarter. Mid and large-cap growth stocks led the upturn. Despite substantial market volatility throughout the period, the Fed decided against any further rate cuts during the first quarter.

The second quarter sustained the positive momentum, with most equity indices moving higher during the three-month period. Reassured by the swift and decisive allied victory in Iraq and better-than expected first quarter profits, investors found good reason to get back into the market. Stocks of all market capitalizations and styles surged higher into May. Despite terrorist attacks in Saudi Arabia and Morocco as well as large trade deficits, investors chose to focus on rising consumer confidence and upbeat earnings outlooks. With a larger-than-expected jump in the index of leading economic indicators as well as a 0.25% rate cut on June 25, investors pushed stocks slightly higher during the final month of the quarter.

Equity prices continued to rise throughout the third quarter of 2003, with small-cap growth stocks leading the advance. Encouraged again by upbeat earnings news, investors pushed most indices higher into August. Buyers dominated the market, as personal income and personal spending experienced significant growth. Unfortunately, the positive momentum created during the first two months of the quarter failed to continue into September. Despite an improved outlook for the semiconductor industry, bearish news in the labor markets and OPEC’s surprise decision to cut oil output dragged stocks down during the final month of the quarter. While the Fed decided against any rate cuts during the quarter, it indicated a commitment to maintaining low interest rates for the foreseeable future.

The fourth quarter brought with it the continued advance of most equity indices. Fueled in part by rising consumer confidence, a bullish outlook from the Fed and the fastest GDP Growth in 20 years, markets trended higher into November. Despite a falling dollar, stocks continued to rise on larger-than-expected growth in the manufacturing sector, bullish forecasts in the tech sector and solid housing data. The upward trend did not falter in December, as positive economic and geopolitical news captured most of the headlines. Strong consumer spending and the largest productivity gains in 20 years helped to propel most equity indices significantly higher during the final month of the year. The capture of Saddam Hussein on December 13 further enthused investors. Small-cap and mid-cap stocks performed especially well. As equity markets head into the new year, low interest rates, minimal inflation and solid economic fundamentals appear to be eclipsing fear and uncertainty.

What strategies affected Fund performance during the period?

During the year, the Fund benefited from solid security selection in both the consumer discretionary and information technology sectors. At the stock level, performance benefited most positively from positions in Netflix Common, Inc., XM Satellite Radio Holdings Inc., Amdocs Ltd., Yahoo Inc. and Amazon.com, Inc. Conversely, performance was most negatively impacted by holdings in Time Warner Inc., WebMD Corp., VeriSign Inc., RedEnvelope Inc. and Microchip Technology Inc.

What changes were made to the Fund over the period?

Throughout the year, the number of Fund holdings increased to 58 stocks, while the cash position increased to 3.3% of net assets. Significant additions included Corning Inc., E*TRADE Group, Inc., Texas Instruments Inc. and ValueClick Inc. Significant eliminations included AT&T Corp., Verizon Communications Inc., Oracle Corp. and Time Warner Inc.

The Fund is a sector fund that focuses on equities in a specific industry and therefore concentrates its investments in fewer stocks within the industry than a typical common stock fund would. This strategy may result in more volatility than the typical growth stock fund because while individual company stock risk is reduced through diversification, industry risk can be magnified. In addition, some Internet-related stocks have shown extreme volatility, trading in a broad range of share prices daily.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 92.56%

Advertising — 0.28%

Monster Worldwide Inc. (a)	11,600	$254,735

Broadcasting — 0.98%

Spanish Broadcasting Systems Inc. (a)	84,800	890,400

Business Services — 3.05%

Gevity HR Inc.	38,300	851,792
Lecg Corporation (a)	7,700	176,253
Modem Media Inc. (a)	212,500	1,736,125

		2,764,170

Computer Hardware — 4.76%

Cisco Systems Inc. (a)	118,500	2,878,365
EMC Corporation (a)	110,655	1,429,663

		4,308,028

Computer Services — 19.51%

Brocade Communications Systems Inc. (a)	313,000	1,809,140
Dell Inc. (a)	52,911	1,796,858
Intelligroup Inc. (a)	431,800	2,448,306
Internet Security Systems Inc. (a)	98,550	1,855,696
Netease Com Inc (a)	32,400	1,195,560
Palmone Inc. (a)	120,300	1,413,525
Sina Company (a)	31,350	1,058,063
Synopsys Inc. (a)	51,900	1,752,144
Valueclick Inc. (a)	108,000	980,640
Yahoo! Inc. (a)	74,500	3,365,165

		17,675,097

Computer Software — 15.98%

Chordiant Software Inc. (a)	171,300	933,585
Electronic Arts Inc. (a)	41,500	1,982,870
F5 Networks Inc. (a)	35,900	901,090
i2 Technologies Inc. (a)	1,048,300	1,740,178
Microsoft Corporation	120,600	3,321,324
Palmsource Inc. (a)	33,624	732,667
PeopleSoft Inc. (a)	83,750	1,909,500
Seachange International Inc. (a)	59,400	914,760
Veritas Software Corporation (a)	33,300	1,237,428
webMethods Inc. (a)	87,800	803,370

		14,476,772

Entertainment & Leisure — 4.57%

NetFlix Common Inc. (a)	75,650	4,137,298

Fiber Optics — 3.48%

CIENA Corporation (a)	201,950	1,340,948
Corning Inc. (a)	173,700	1,811,691

		3,152,639

Finance — 1.75%

E*TRADE Group Inc. (a)	125,400	1,586,310

Gaming — 0.97%

GTECH Holdings Corporation	17,800	880,922

	Number of Shares	Value

Media — 0.87%

Gemstar-TV Guide International Inc. (a)	155,300	$784,265

Medical Instruments — 0.65%

Complex Technologies Inc. (a)	70,450	588,962

Real Estate — 1.35%

HomeStore.com Inc. (a)	259,300	1,226,489

Retail — 8.81%

Amazon.com Inc. (a)	44,000	2,316,160
eBay Inc. (a)	61,300	3,959,367
Redenvelope Inc. (a)	102,400	1,710,080

		7,985,607

Semiconductors — 20.81%

Altera Corporation (a)	117,250	2,661,575
Analog Devices Inc. (a)	20,700	944,955
Applied Materials Inc. (a)	120,600	2,707,470
Applied Micro Circuits Corporation (a)	154,500	923,910
Broadcom Corporation (Class A) (a)	25,700	876,113
Cypress Semiconductor Corporation (a)	60,400	1,290,144
Intel Corporation	57,040	1,836,688
Novellus Systems Inc. (a)	29,100	1,223,655
Rambus Inc. (a)	52,650	1,616,355
Skyworks Solutions Inc. (a)	81,450	708,615
Teradyne Inc. (a)	91,650	2,332,492
Texas Instruments Inc.	59,100	1,736,358

		18,858,330

Telecommunications — 1.56%

Comverse Technology Inc. (a)	51,575	907,204
Sycamore Networks Inc. (a)	96,300	504,612

		1,411,816

Wireless Communications — 3.18%

RF Micro Devices Inc. (a)	172,350	1,732,118
Sierra Wireless Inc. (a)	41,450	637,501
Spectrasite Inc. (a)	14,700	510,825

		2,880,444

Total Domestic Common Stocks
(Identified cost $64,063,841)		83,862,284

Foreign Stocks — 4.15%

Computer Software — 1.87%

Nds Group (ADR)(a)	76,100	1,697,030

Telecommunications — 0.93%

Amdocs Ltd. (a)	37,500	843,000

Wireless Communications — 1.35%

Nokia Corporation (Class A) (ADR)	72,065	1,225,105

Total Foreign Stocks
(Identified cost $3,319,408)		3,765,135

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Repurchase Agreement — 3.34%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $3,028,117 Collateral: U.S. Treasury Bond $3,040,000, 2.875% due 06/30/04, Value $3,089,399	$3,028,000	$3,028,000

Total Repurchase Agreement
(Identified cost $3,028,000)		3,028,000

Value

Total Investments
(Identified cost $70,411,249)	$90,655,419

Other Assets Less Liabilities — (0.05)%	(49,484)

Net Assets — 100%	$90,605,935

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

See notes to financial statements.

www.enterprisefunds.com

ANNUAL REPORT

Enterprise Managed Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Wellington Management Company, LLP (“Wellington”), which manages approximately $394 billion for institutional clients and whose usual investment minimum for this investment objective is $25 million, is subadviser to the Enterprise Managed Fund.

Investment Objective

The objective of the Enterprise Managed Fund is growth of capital over time.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 20.35%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%. The Fund underperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 23.03%

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10/01/94- 12/31/03
With Sales Charge	14.56%	-3.12%	6.75%
Without Sales Charge	20.35%	-2.18%	7.31%
S&P 500 Index*	28.69%	-0.57%	11.85%
Lipper Flexible Portfolio Funds Index*	23.03%	1.22%	8.02%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	17.50%	-2.79%	0.99%
Without Sales Charge	19.59%	-2.59%	1.14%
S&P 500 Index*	28.69%	-0.57%	6.59%
Lipper Flexible Portfolio Funds Index*	23.03%	1.22%	5.52%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	14.59%	-3.03%	5.67%
Without Sales Charge	19.59%	-2.71%	5.67%
S&P 500 Index*	28.69%	-0.57%	11.12%
Lipper Flexible Portfolio Funds Index*	23.03%	1.22%	7.77%

Class Y	1-Year	5-Year	07/31/95- 12/31/03**
Average Annual Return	20.91%	-1.76%	5.55%
S&P 500 Index*	28.69%	-0.57%	10.22%
Lipper Flexible Portfolio Funds Index*	23.03%	1.22%	7.02%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class A category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 9/30/94 to 12/31/2003. The inception returns in the Class B category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 4/30/95 to 12/31/2003. The inception returns in the Class C category for the S&P 500 Index and the Lipper Flexible Portfolio Funds Index reflect the average annual returns from 4/30/97 to 12/31/2003.

**Since inception, 07/05/95, the average annual return for Class Y shares is 5.74% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

How would you describe the investment environment during the period?

Following three consecutive years of negative returns, U.S. equities rebounded in 2003. The year began slowly, as equities fell 3.1% in the first quarter, against a backdrop of tension with Iraq and North Korea, and disappointing economic data. However, equities surged 32.9% over the final three quarters of the year, as geopolitical tensions eased following the end of major military action in Iraq and unprecedented monetary and fiscal stimulus helped to fuel an economic recovery.

What strategies affected Fund performance during the period?

For the year, asset allocation positioning added value, with the majority of the added value being generated in the fourth quarter. The Fund entered the fourth quarter overweight equities and underweight bonds and maintained this positioning throughout the quarter. Wellington’s pro-cyclical stance was additive to relative performance, as equities outperformed bonds by a wide margin during the quarter.

For the year, the Fund benefited from strong stock selection in the health care and energy sectors. The Fund had been consistently overweight the health care sector and, in particular, a large overweight among pharmaceutical names. Strong contributors in the pharmaceutical industry included Pfizer, Inc., Wyeth, and Abbott Laboratories. A particularly strong contributor in the health care equipment industry was Guidant Corporation, a manufacturer of implantable defibrillators (ICD) to regulate heart rhythm that reported better than expected results on the back of strong ICD growth and a growing drug eluting stent business.

Within the energy sector, the Fund’s holdings in oil and gas names like ExxonMobil, ChevronTexaco Corporation and Chesapeake Energy Corporation were strong contributors to performance. Robust commodity prices have been a significant positive for these companies as OPEC continues to manage supply effectively to maintain $25-$30 per barrel pricing for oil.

On the negative side, weak stock selection in the industrials and information technology sectors negatively impacted performance. In the industrials sector, weak performers include defense contractors Northrop Grumman and Precision Castparts Corporation and airfreight and logistics operator CNF. Despite weak stock selection in the information technology sector, the Fund benefited from its overweight allocation to the sector due to the strong performance, of the sector for the year. Specific names that negatively impacted performance were Auto Data Processing and Cadence Design Systems, Inc.

What changes were made to the Fund over the period?

Heading into 2003, Wellington maintained an underweight to equities, believing that there would be disappointing news on the economic front and a growing certainty of war with Iraq. In February, Wellington eliminated the equity underweight as general sentiment regarding the war and its likely outcome pointed to a possible equity rally. However, in light of the uncertainties, they retained a low level of active risk throughout March.

During the second quarter, Wellington gradually built an overweight position in stocks on the belief that support for equities would be provided by ample liquidity, tax rebates, low borrowing rates, a weaker U.S. dollar, falling oil prices, diminishing corporate write-offs, a rebound in risk-taking, and a lack of competition from bonds. Wellington increased the equity overweight during the third quarter and maintained a generally pro-cyclical stance through the end of the year. The overweight to equities and underweight to bonds was additive to relative performance during the fourth quarter, as signs of a continued global economic expansion continued to emerge and equities outperformed bonds.

In the equity portion of the Fund, Wellington maintained a generally pro-cyclical stance. In particular, Wellington increased the Fund’s sector weight in the information technology and consumer discretionary sectors. Within technology, Wellington took advantage of the upturn in fundamentals and the improving cyclical case for semiconductors to add to positions. Names added include Analog Devices, Inc., Texas Instruments, Inc., and Applied Materials, Inc. In the consumer discretionary sector, the Fund benefited from an overweight in media related names, as these companies raised earnings guidance due to increasing visibility about advertising spending. Wellington funded

ANNUAL REPORT

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

Enterprise Managed Fund

SUBADVISER’S COMMENTS — (Continued)

purchases by reducing the Fund’s overweight to health care via sales of HCA, Schering-Plough and Baxter International and increasing the underweight to financials via sales of Banknorth Group and UnionBanCal.

In the fixed-income portion of the Fund, Wellington maintained an underweight exposure to government securities. Despite the vulnerability to high prepayment rates, Wellington maintained an overweight to the mortgage-backed sector due to favorable valuations and support from yield-seeking investors. Near year end, Wellington slightly decreased the weighting in the mortgage-backed sector versus the Lehman Brothers Aggregate Index, particularly in those segments of the sector that are most vulnerable to extension risk from rising interest rates. Over the course of the year, however, the Fund maintained an overweight to the investment grade corporate sector as credit quality generally benefits from stronger economic growth in a low-inflation environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 71.05%

Advertising — 1.12%

Lamar Advertising Company (a)	17,200	$641,904
Omnicom Group Inc.	9,300	812,169

		1,454,073

Aerospace — 2.13%

General Dynamics Corporation	9,300	840,627
Lockheed Martin Corporation	17,800	914,920
United Technologies Corporation	10,800	1,023,516

		2,779,063

Airlines — 0.05%

Jetblue Airways Corporation (a) (o)	2,475	65,637

Apparel & Textiles — 0.66%

Coach Inc. (a)	4,600	173,650
Columbia Sportswear Company (a)	5,800	316,100
Liz Claiborne Inc.	10,500	372,330

		862,080

Automotive — 0.62%

Lear Corporation	5,450	334,249
O’Reilly Automotive Inc. (a)	12,450	477,582

		811,831

Banking — 2.96%

Bank of America Corporation	16,300	1,311,009
Bank of Hawaii Corporation	5,100	215,220
Bank One Corporation	28,600	1,303,874
Wachovia Corporation	21,900	1,020,321

		3,850,424

Biotechnology — 0.27%

Genzyme Corporation (a)	7,000	345,380

Building & Construction — 0.77%

D.R. Horton Inc.	11,000	475,860
Masco Corporation	19,000	520,790

		996,650

Business Services — 0.72%

Aramark Corporation (Class B)	10,600	290,652
ChoicePoint Inc. (a)	16,900	643,721

		934,373

Cable — 1.39%

Comcast Corporation (Class A) (a)	35,600	1,113,568
EchoStar Communications Corporation (Class A) (a)	20,500	697,000

		1,810,568

Chemicals — 0.63%

Cabot Microelectronics Corporation (a) (o)	2,930	143,570
Du Pont (E. I.) de Nemours & Company	14,800	679,172

		822,742

	Number of Shares	Value

Communications — 0.48%

Polycom Inc. (a)	31,900	$622,688

Computer Hardware — 3.51%

Brocade Communications Systems Inc. (a)	30,200	174,556
CDW Corporation	3,750	216,600
Cisco Systems Inc. (a)	49,000	1,190,210
Dell Inc. (a)	11,700	397,332
Hewlett-Packard Company	52,500	1,205,925
International Business Machines Corporation	13,000	1,204,840
Seagate Technology (Escrow shares) (a) (d)	5,700	—
Western Digital Corporation (a)	14,800	174,492

		4,563,955

Computer Services — 0.96%

Checkfree Corporation (a) (o)	5,100	141,015
Ingram Micro Inc. (Class A) (a)	12,900	205,110
Manhattan Associates Inc. (a)	3,550	98,122
Sungard Data Systems Inc. (a)	28,900	800,819

		1,245,066

Computer Software — 2.83%

Cadence Design Systems Inc. (a)	11,553	207,723
Dendrite International Inc. (a)	8,900	139,463
Microsoft Corporation	114,300	3,147,822
Siebel Systems Inc. (a)	13,800	191,406

		3,686,414

Consumer Products — 1.30%

Gillette Company	23,200	852,136
Procter & Gamble Company	8,400	838,992

		1,691,128

Consumer Services — 0.53%

First Data Corporation (o)	16,700	686,203

Containers/Packaging — 1.06%

Pactiv Corporation (a)	57,500	1,374,250

Crude & Petroleum — 2.29%

ChevronTexaco Corporation	12,800	1,105,792
ExxonMobil Corporation	45,900	1,881,900

		2,987,692

Education — 0.25%

Apollo Group Inc. (Class A) (a)	1,600	110,288
ITT Educational Services Inc. (a)	4,500	211,365

		321,653

Electrical Equipment — 2.46%

American Power Conversion Corporation	35,800	875,310
General Electric Company	75,100	2,326,598

		3,201,908

Electronics — 0.20%

Sanmina-SCI Corporation (a)	20,300	255,983

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Energy — 1.54%

Black Hills Corporation	9,000	$268,470
Chesapeake Energy Corporation (o)	39,500	536,410
El Paso Corporation	50,900	416,871
Exelon Corporation	8,000	530,880
Swift Energy Company (a)	14,600	246,010

		1,998,641

Fiber Optics — 0.34%

Corning Inc. (a)	43,000	448,490

Finance — 1.37%

E*TRADE Group Inc. (a)	26,700	337,755
Federated Investors Inc.	12,900	378,744
Goldman Sachs Group Inc.	4,100	404,793
Legg Mason Inc.	8,500	656,030

		1,777,322

Food, Beverages & Tobacco — 3.34%

Altria Group Inc.	18,100	985,002
Coca-Cola Company	24,300	1,233,225
Coca-Cola Enterprises Inc.	36,400	796,068
Constellation Brands Inc. (Class A) (a)	10,000	329,300
Hain Celestial Group Inc. (a)	13,600	315,656
PepsiCo Inc.	14,800	689,976

		4,349,227

Gaming — 0.23%

International Game Technology	8,200	292,740

Health Care — 1.51%

Anthem Inc. (a)	7,000	525,000
Health Net Inc. (a)	9,700	317,190
Medco Health Solutions Inc. (a)	10,600	360,294
Oxford Health Plans Inc.	6,800	295,800
Triad Hospitals Inc. (a)	14,100	469,107

		1,967,391

Insurance — 1.03%

Gallagher Arthur J & Company	19,800	643,302
Marsh & McLennan Companies Inc.	14,700	703,983

		1,347,285

Manufacturing — 0.62%

3M Company	9,000	765,270
Precision Castparts Corporation	1,000	45,410

		810,680

Media — 1.85%

Gannett Company Inc.	7,400	659,784
Time Warner Inc. (a)	97,200	1,748,628

		2,408,412

Medical Instruments — 1.59%

Cooper Companies Inc.	6,650	313,415
Diagnostic Products Corporation	10,900	500,419
Edwards Lifesciences Corporation (a)	15,600	469,248

	Number of Shares	Value

Guidant Corporation	4,320	$260,064
Waters Corporation (a)	16,000	530,560

		2,073,706

Medical Services — 0.95%

Cardinal Health Inc.	11,700	715,572
IMS Health Inc.	19,800	492,228
Laboratory Corporation of America Holdings (a)	880	32,516

		1,240,316

Metals & Mining — 0.96%

Alcoa Inc.	32,900	1,250,200

Misc. Financial Services — 4.71%

Ambac Financial Group Inc.	5,550	385,114
American Express Company	9,300	448,539
Citigroup Inc.	64,000	3,106,560
Countrywide Financial Corporation	8,007	607,306
Merrill Lynch & Company Inc.	27,100	1,589,415

		6,136,934

Multi-Line Insurance — 1.65%

American International Group Inc.	32,500	2,154,100

Oil Services — 1.43%

Apache Corporation	10,600	859,660
Schlumberger Ltd.	18,300	1,001,376

		1,861,036

Paper Products — 0.56%

International Paper Company	16,900	728,559

Pharmaceuticals — 6.39%

Abbott Laboratories	31,600	1,472,560
Albany Molecular Research Inc. (a)	24,100	361,982
Caremark Rx Inc. (a)	7,200	182,376
Eli Lilly & Company	16,900	1,188,577
King Pharmaceuticals Inc. (a)	19,600	299,096
Millennium Pharmaceuticals Inc. (a)	33,900	632,913
Pfizer Inc.	79,500	2,808,735
Watson Pharmaceuticals Inc. (a)	1,000	46,000
Wyeth	31,400	1,332,930

		8,325,169

Property-Casualty Insurance — 0.54%

Travelers Property Casualty Corporation (Class B)	41,700	707,649

Restaurants — 0.11%

Krispy Kreme Doughnuts Inc. (a)(o)	4,000	146,400

Retail — 5.41%

American Eagle Outfitters Inc. (a)	5,700	93,480
Chico’s FAS Inc. (a)	10,400	384,280
Federated Department Stores Inc.	9,100	428,883
Gap Inc.	45,300	1,051,413
Lowe’s Companies Inc.	23,300	1,290,587
Michael’s Stores Inc.	28,300	1,250,860

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Pacific Sunwear of California (a)	20,050	$423,456
Petsmart Inc.	14,600	347,480
Target Corporation	13,000	499,200
Wal-Mart Stores Inc.	23,900	1,267,895

		7,037,534

Semiconductors — 3.59%

Analog Devices Inc. (a)	10,800	493,020
Applied Materials Inc. (a)	22,500	505,125
Fairchild Semiconductor International (Class A) (a)	12,500	312,125
Integrated Circuit Systems Inc. (a)	2,450	69,800
Intel Corporation	48,800	1,571,360
International Rectifier Corporation (a)	14,700	726,327
Novellus Systems Inc. (a)	9,200	386,860
Texas Instruments Inc.	20,800	611,104

		4,675,721

Technology — 0.37%

Fisher Scientific International Inc. (a)	11,500	475,755

Telecommunications — 1.60%

Andrew Corporation (a)	13,900	159,989
Comverse Technology Inc. (a)	9,100	160,069
Motorola Inc.	31,300	440,391
SBC Communications Inc.	38,000	990,660
Tekelec (a)	21,600	335,880

		2,086,989

Transportation — 1.99%

CSX Corporation	20,200	725,988
EGL Inc. (a)	13,800	242,328
FedEx Corporation	11,638	785,565
Norfolk Southern Corporation	35,500	839,575

		2,593,456

Waste Management — 0.18%

Waste Management Inc.	8,000	236,800

Total Domestic Common Stocks
(Identified cost $81,526,572)		92,500,273

Foreign Stocks — 1.24%

Business Services — 0.49%

Accenture Ltd. (a)	24,100	634,312

Manufacturing — 0.58%

Tyco International Ltd.	28,300	749,950

Pharmaceuticals — 0.17%

Biovail Corporation (a)	10,400	223,496

Total Foreign Stocks
(Identified cost $1,320,126)		1,607,758

	Principal Amount	Value

Corporate Bonds and Notes — 7.09%

Aerospace — 0.12%

McDonnell Douglas Corporation 6.875% due 11/01/06	$75,000	$82,793
United Technologies Corporation 7.125% due 11/15/10	61,000	71,429

		154,222

Airlines — 0.21%

American Airlines Inc. 3.857% due 07/09/10	15,000	14,824
American Airlines Inc. 7.024% due 04/15/11	75,000	74,856
Continental Airlines 6.703% due 12/15/22	108,841	106,505
Delta Air Lines Inc. 7.111% due 09/18/11	75,000	75,628

		271,813

Banking — 0.25%

First Union National Bank 7.875% due 02/15/10	100,000	119,989
NCNB Corporation 10.20% due 07/15/15	50,000	69,794
People’s Bank 9.875% due 11/15/10	30,000	36,227
Popular North America Inc. 6.625% due 01/15/04	100,000	100,132

		326,142

Broadcasting — 0.09%

Clear Channel Communications 6.00% due 11/01/06	50,000	54,045
Liberty Media Corporation 7.75% due 07/15/09	50,000	57,328

		111,373

Building & Construction — 0.24%

Centex Corporation 5.80% due 09/15/09	125,000	133,909
Lennar Corporation 7.625% due 03/01/09	20,000	23,073
Lennar Corporation 5.95% due 03/01/13 (o)	20,000	20,927
Masco Corporation 5.875% due 07/15/12	50,000	53,190
Pulte Homes Inc. 6.25% due 02/15/13	75,000	79,618

		310,717

Cable — 0.20%

Cox Communications Inc. 7.125% due 10/01/12	50,000	57,671
TCI Communications Inc. 8.75% due 08/01/15	50,000	63,276

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

TCI Communications Inc. 7.125% due 02/15/28	$50,000	$54,225
USA Interactive 7.00% due 01/15/13	75,000	82,693

		257,865

Chemicals — 0.08%

Dow Chemical Company 6.00% due 10/01/12	50,000	52,632
Monsanto Company 7.375% due 08/15/12	50,000	57,056

		109,688

Electrical Equipment — 0.03%

Oncor Electric Delivery Company 6.375% due 05/01/12	30,000	32,970

Energy — 0.85%

Alabama Power Company 5.875% due 12/01/22	70,000	71,362
Alliant Energy Resources Inc. 9.75% due 01/15/13	25,000	32,230
American Electric Power Inc. 6.125% due 05/15/06	100,000	107,759
Calenergy Inc. 7.52% due 09/15/08	30,000	34,260
Carolina Power & Light Company 5.95% due 03/01/09	25,000	27,309
Consolidated Natural Gas Company 5.375% due 11/01/06	50,000	53,600
Florida Power & Light Company 5.85% due 02/01/33	25,000	25,241
Florida Power Corporation 5.90% due 03/01/33	50,000	50,181
Keyspan Corporation 6.15% due 06/01/06	40,000	43,232
NSTAR 8.00% due 02/15/10	75,000	90,308
Old Dominion Electric Cooperative 6.25% due 06/01/11	105,000	115,650
Peco Energy Company 4.75% due 10/01/12	30,000	29,918
Pennsylvania Electric Company 6.625% due 04/01/19	25,000	26,288
PSEG Power 7.75% due 04/15/11	75,000	88,277
Scana Corporation 6.25% due 02/01/12	30,000	32,774
Schlumberger Technology Corporation 6.50% due 04/15/12 (144A)	125,000	139,270
South Carolina Electric & Gas Company 4.80% due 10/01/12	50,000	50,306
South Carolina Electric & Gas Company 5.80% due 01/15/33	45,000	44,786
Wisconsin Energy Corporation 6.50% due 04/01/11	35,000	38,569

		1,101,320

	Principal Amount	Value

Finance — 0.24%

Erac USA Finance Company 8.00% due 01/15/11 (144A)	$90,000	$107,043
Newcourt Credit Group Inc. 6.875% due 02/16/05	150,000	158,217
PPL Capital Funding Inc. 6.79% due 11/22/04	50,000	52,095

		317,355

Food, Beverages & Tobacco — 0.38%

Altria Group Inc. 7.00% due 11/04/13	55,000	58,674
Altria Group Inc. 7.75% due 01/15/27	25,000	26,974
Archer Daniels Midland Company 8.875% due 04/15/11	30,000	37,935
General Mills Inc. 6.00% due 02/15/12	35,000	37,428
Kraft Foods Inc. 4.625% due 11/01/06	35,000	36,523
Pepsi Bottling Group Inc. 7.00% due 03/01/29	85,000	97,412
Tyson Foods Inc. 6.625% due 10/01/04	50,000	51,377
Unilever Capital Corporation 5.90% due 11/15/32	70,000	70,168
Whitman Corporation 6.50% due 02/01/06	75,000	80,569

		497,060

Gaming — 0.05%

International Game Technology 8.375% due 05/15/09	55,000	65,838

Insurance — 0.20%

Amerus Group Company 6.95% due 06/15/05	50,000	52,518
Liberty Mutual Insurance Company, 7.697% due 10/15/97 (144A)	60,000	53,941
Marsh & Mclennan Companies Inc. 5.875% due 08/01/33	50,000	48,749
Prudential Insurance Company America, 6.375% due 07/23/06 (144A)	100,000	108,932

		264,140

Machinery — 0.04%

Caterpillar Inc. 6.55% due 05/01/11 (o)	50,000	56,775

Media — 0.13%

Time Warner Inc. 7.70% due 05/01/32	150,000	175,066

Medical Services — 0.05%

Cardinal Health Inc. 6.25% due 07/15/08	30,000	33,174
Cardinal Health Inc. 7.00% due 10/15/26	25,000	28,214

		61,388

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS  — (Continued)

December 31, 2003

	Principal Amount	Value

Metals & Mining — 0.07%

Alcoa Inc. 6.50% due 06/01/11	$75,000	$84,775

Misc. Financial Services — 1.23%

Canadian Oil Sands Ltd. 7.90% due 09/01/21 (144A)	50,000	55,972
Citigroup Inc. 7.25% due 10/01/10	180,000	209,800
Ford Motor Credit Company 7.25% due 10/25/11	225,000	244,027
General Electric Capital Corporation 6.125% due 02/22/11	180,000	198,021
General Motors Acceptance Corporation 6.875% due 08/28/12	175,000	188,270
Goldman Sachs Group Inc. 6.875% due 01/15/11	100,000	113,561
Hartford Financial Services Group Inc. 7.90% due 06/15/10	50,000	59,186
Household Finance Corporation 6.375% due 10/15/11	125,000	137,648
Merrill Lynch & Company Inc. 6.00% due 02/17/09	150,000	164,897
Morgan Stanley Group Inc. 6.75% due 04/15/11	200,000	226,284

		1,597,666

Multi-Line Insurance — 0.34%

American General Corporation 7.50% due 08/11/10	175,000	209,331
John Hancock Global Funding 7.90% due 07/02/10 (144A)	200,000	238,323

		447,654

Oil Services — 0.83%

Burlington Resources Financial Company 7.40% due 12/01/31	75,000	88,786
Canadian Natural Resources Ltd. 6.45% due 06/30/33	75,000	79,295
ChevronTexaco Capital Company 3.50% due 09/17/07	75,000	76,386
Conagra Inc. 7.875% due 09/15/10	100,000	119,317
Duke Energy Field Services 5.75% due 11/15/06	35,000	37,462
Energen Corporation 7.625% due 12/15/10	50,000	58,736
Halliburton Company 5.50% due 10/15/10 (144A)	15,000	15,687
Kinder Morgan Energy Partners 6.75% due 03/15/11	80,000	89,800
Kinder Morgan Inc. 6.50% due 09/01/12	70,000	77,245
Motiva Enterprises 5.20% due 09/15/12 (144A)	125,000	127,254
Murphy Oil Corporation 6.375% due 05/01/12	50,000	54,949
Northern Border Partners 8.875% due 06/15/10	40,000	48,157

	Principal Amount	Value

Tosco Corporation 7.625% due 05/15/06	$70,000	$77,995
Transocean Sedco Forex 6.625% due 04/15/11	35,000	39,068
Valero Energy Corporation 7.50% due 04/15/32	80,000	89,158

		1,079,295

Paper Products — 0.19%

International Paper Company 6.75% due 09/01/11	100,000	111,177
Temple Inland Inc. 7.875% due 05/01/12	50,000	57,982
Westvaco Corporation 7.95% due 02/15/31	45,000	51,859
Willamette Industries Inc. 7.00% due 02/01/18	25,000	26,898

		247,916

Pharmaceuticals — 0.17%

Bristol Myers Squibb Company 4.75% due 10/01/06	30,000	31,724
Schering Plough Corporation 5.30% due 12/01/13	30,000	30,523
Schering Plough Corporation 6.50% due 12/01/33	50,000	52,012
Wyeth 6.25% due 03/15/06	100,000	107,866

		222,125

Property-Casualty Insurance — 0.29%

Ace Capital Trust 9.70% due 04/01/30	100,000	130,405
Everest Reinsurance Holdings Inc. 8.50% due 03/15/05	50,000	53,616
Fidelity National Financial Inc. 7.30% due 08/15/11	40,000	45,437
Mercury General Corporation 7.25% due 08/15/11	75,000	81,450
W.R. Berkley Corporation 5.875% due 02/15/13	30,000	30,639
W.R. Berkley Corporation 8.70% due 01/01/22	35,000	41,759

		383,306

Real Estate — 0.26%

AMB Property Trust 7.50% due 06/30/18	70,000	80,361
Duke Realty Corporation 5.25% due 01/15/10	50,000	52,267
Health Care Property Investments Inc. 6.00% due 03/01/15	50,000	51,611
Liberty Property Trust 8.50% due 08/01/10	50,000	60,636
Spieker Properties Trust 7.25% due 05/01/09	75,000	86,054

		330,929

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Retail — 0.20%

Kohl’s Corporation 6.00% due 01/15/33	$70,000	$70,190
Lowe’s Companies Inc. 6.50% due 03/15/29	75,000	81,146
Staples Inc. 7.375% due 10/01/12	50,000	57,552
Wal-Mart Stores Inc. 8.00% due 09/15/06	50,000	57,007

		265,895

Telecommunications — 0.30%

AT&T Corporation 7.80% due 11/15/03	100,000	115,098
CenturyTel Inc. 7.875% due 08/15/12	25,000	29,611
SBC Communications Inc. 5.875% due 08/15/12	50,000	53,088
Verizon Global Funding Corporation 7.375% due 09/01/12	170,000	196,989

		394,786

Wireless Communications — 0.05%

AT&T Wireless Services Inc. 8.75% due 03/01/31	50,000	61,691

Total Corporate Bonds and Notes
(Identified cost $8,696,681)		9,229,770

Foreign Bonds — 0.73%

Banking — 0.08%

Bayerische Landesbank Girozentrale 5.65% due 02/01/09	35,000	38,009
National Australia Bank Ltd. 8.60% due 05/19/10	25,000	30,959
Royal Bank of Scotland Group 6.375% due 02/01/11	35,000	39,018

		107,986

Broadcasting — 0.02%

Grupo Televisa 8.50% due 03/11/32	20,000	21,000

Chemicals — 0.02%

Potash Corporation Saskatchewan Inc. 7.75% due 05/31/11	25,000	29,354

Insurance — 0.12%

Renaissancere Holding Ltd 5.875% due 02/15/13	90,000	92,302
XL Capital Finance Europe 6.50% due 01/15/12	60,000	65,672

		157,974

Oil Services — 0.13%

Pemex Project Funding Master Trust 9.125% due 10/13/10	90,000	106,875
Petroleos Mexicanos 9.50% due 09/15/27	50,000	59,000

		165,875

	Principal Amount	Value

Telecommunications — 0.29%

British Telecommunications 8.375% due 12/15/10	$50,000	$60,844
Deutsche Telekom International 8.50% due 06/15/10	25,000	30,228
France Telecom 9.25% due 03/01/11	100,000	120,108
Singapore Telecommunications 7.375% due 12/01/31 (144A)	140,000	165,264

		376,444

Wireless Communications — 0.07%

Vodafone Airtouch 7.75% due 02/15/10	50,000	59,260
Vodafone Airtouch 7.875% due 02/15/30	25,000	30,711

		89,971

Total Foreign Bonds
(Identified cost $888,593)		948,604

Asset-Backed Securities — 1.25%

Automotive — 0.51%

Capital Auto Receivables, Series 2002-1, Class A4, 4.16% due 07/16/07	200,000	205,177
Capital One Auto Financial Trust, Series 2002-B, Class A4, 3.32% due 04/15/09	250,000	254,593
Nissan Auto Receivables Trust, Series 2002-B, Class A4, 4.60% due 09/17/07	200,000	207,336

		667,106

Banking — 0.16%

MBNA Credit Card Master Trust, Series 2002-A1, Class A1 (o), 4.95% due 06/15/09	200,000	213,148

Finance — 0.16%

Onyx Acceptance Owner Trust, Series 2001-D, Class A4, 4.32% due 10/15/08	200,000	205,452

Misc. Financial Services — 0.26%

American Express Credit Corporation, Series 2000-1, Class A, 7.20% due 09/17/07	125,000	132,821
Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8, 4.10% due 12/07/06	200,000	204,864

		337,685

Utilities — 0.16%

Massachusetts Special Purpose Trust, Series 1999-1, Class A3, 6.62% due 03/15/07	200,000	207,450

Total Asset-Backed Securities
(Identified cost $1,608,803)		1,630,841

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Collateralized Mortgage Obligations — 1.64%

Misc. Financial Services — 1.64%

Asset Securitization Corporation, Series 1997-D4, Class A1D, 7.49% due 04/14/29	$155,000	$174,908
Bear Stearns Commercial Mortgage Inc., Series 2003-T12, Class A4, due, 4.68% due 08/13/39	150,000	148,558
Bear Stearns Commerical Mortgage Securities Inc., Series 2001-TOP2, Class A2, 6.48% due 02/15/35	200,000	223,771
Chase Commercial Mortgage Securities Corporation, Series 1998-2, Class A2, 6.39% due 11/18/30	145,000	161,115
Greenwich Capital Commercial Funding, Series 2003-C2, Class A4, due 11/5/13, 4.915% due 11/05/13	150,000	150,497
Morgan Stanley Dean Witter Capital Corporation, Series 1998-WF1, Class A2, 6.55% due 03/15/30	200,000	221,696
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP1, Class A4, 6.66% due 02/15/33	75,000	84,692
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP3, Class A4, 6.39% due 07/15/33	200,000	222,804
Morgan Stanley Dean Witter Capital Corporation, Series 2001-TOP5, Class A4, 6.39% due 10/15/35	200,000	223,269
Morgan Stanley Dean Witter Capital Corporation, Series 2002 HQ, Class A3, 6.51% due 04/15/34	45,000	50,260
Morgan Stanley Dean Witter Capital Corporation, Series 2002-TOP7, Class A2, 5.98% due 01/15/39	200,000	217,525
Nomura Asset Securities Corporation, Series 1998-D6, Class A1B, 6.59% due 03/15/30	50,000	55,953
UBS Commercial Mortgage Trust, Series 2002-C1, Class A4, 6.462% due 03/15/31	180,000	200,914

Total Collateralized Mortgage Obligations
(Identified cost $2,096,868)		2,135,962

	Principal Amount	Value

U. S. Treasury Obligations — 2.32%

U.S. Treasury Notes — 0.21%

0.925% due 02/05/04 (p)	$25,000	$24,978
0.915% due 02/19/04 (p)	80,000	79,900
0.925% due 02/26/04 (p)	70,000	69,899
0.895% due 03/11/04 (p)	100,000	99,826

		274,603

U. S. Treasury Bonds — 2.11%

7.50% due 11/15/16	325,000	413,766
8.875% due 02/15/19	465,000	664,805
8.125% due 05/15/21	830,000	1,131,005
6.25% due 08/15/23	400,000	455,922
5.58% due 08/15/25 (P/O)	280,000	85,182

		2,750,680

Total U. S. Treasury Obligations
(Identified cost $3,033,727)		3,025,283

Agency Obligations — 11.45%

Fannie Mae — 3.51%

6.525% due 06/01/09	235,322	260,798
6.97% due 10/01/10	243,263	277,560
7.125% due 06/15/10	400,000	470,295
6.03% due 05/01/11	243,397	266,963
6.009% due 11/01/11	244,504	267,992
5.636% due 12/01/11	244,224	262,570
6.115% due 02/01/12	245,377	270,439
5.897% due 04/01/12	245,891	268,175
7.00% due 02/01/16	263,611	281,970
5.50% due 12/01/17	474,897	492,644
5.00% due 05/01/18	476,747	486,861
5.00% due 08/01/33	472,983	468,297
5.00% due 11/01/33	499,342	494,394

		4,568,958

Federal Home Loan Banks — 1.15%

4.125% due 01/14/05	1,450,000	1,491,033

Freddie Mac — 1.56%

7.00% due 07/15/05	690,000	745,496
5.50% due 09/15/11	400,000	430,053
6.50% due 01/01/17	774,015	819,915
7.00% due 06/01/29	35,085	37,150

		2,032,614

Ginnie Mae — 5.23%

7.00% due 01/15/28	64,615	68,976
7.00% due 03/15/28	87,259	93,148
7.00% due 04/15/28	103,682	110,680
7.00% due 06/15/28	264,649	282,510

ANNUAL REPORT

Enterprise Managed Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares/Units or Principal Amount	Value

6.50% due 08/15/28	$527,972	$557,459
6.50% due 10/15/28	12,472	13,168
7.00% due 12/15/28	55,378	59,116
7.00% due 02/15/29	77,579	82,736
7.00% due 08/15/31	130,821	139,466
6.00% due 09/15/31	76,485	79,592
7.00% due 10/15/31	167,820	178,911
7.00% due 10/15/31	133,866	142,712
6.00% due 02/15/32	351,004	365,171
7.00% due 02/15/32	189,615	202,071
6.00% due 09/15/32	932,313	969,940
6.00% due 10/15/32	124,966	130,009
6.00% due 11/15/32	506,537	526,981
6.00% due 12/15/32	672,574	699,719
6.00% due 01/15/33	291,203	302,840
6.00% due 02/15/33	296,208	308,112
6.00% due 05/15/33	379,962	395,231
6.00% due 06/15/33	134,862	140,282
5.00% due 07/15/33	972,402	964,562

		6,813,392

Total Agency Obligations
(Identified cost $14,837,565)		14,905,997

Foreign Government Obligations — 0.13%

Trinidad & Tobago Republic 9.75% due 07/01/20 (144A) (REG S)	50,000	65,500
United Mexican States 8.375% due 01/14/11	90,000	106,875

Total Foreign Government Obligations
(Identified cost $156,183)		172,375

Municipal Bonds — 0.01%

Utilities — 0.01%

State of Illinois Taxable Pension 4.95% due 06/01/23	20,000	18,879

Total Municipal Bonds
(Identified cost $19,975)		18,879

Registered Investment Company — 0.57%

Midcap SPDR Trust Series 1	7,000	737,800

Total Registered Investment Company
(Identified cost $697,728)		737,800

Other Investments — 1.15%

Securities Lending Quality Trust (y)	1,492,334	1,492,334

Total Other Investments
(Identified cost $1,492,334)		1,492,334

Principal Amount		Value

Repurchase Agreement — 2.06%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $2,687,104 Collateral: U.S. Treasury Bond $2,700,000, 2.875% due 6/30/04 Value $2,743,875	$2,687,000	$2,687,000

Total Repurchase Agreement
(Identified cost $2,687,000)		2,687,000

Total Investments
(Identified cost $119,062,155)		$131,092,876

Other Assets Less Liabilities —(0.69)%		(897,422)

Net Assets — 100%		$130,195,454

(a)	Non-income producing security.
(d)	Security is fair valued at December 31, 2003.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(p)	Security segregated as collateral for open futures contracts.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
P/O	— Principal-only stripped security. The rate shown is the current effective yield.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
SPDR —	Standard & Poor’s Depositary Receipt.
(REG S)	Regulation Security. Security is offered and sold outside the United States, therefore it need not be registered with the SEC under rules 903 and 904 of the Securities Act of 1933.

Open futures contracts at December 31, 2003 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)

Short S&P 500 Index Futures	03/04	9	($113,116)
Short U.S. Treasury Notes 5-Year Futures	03/04	21	($10,052)

			($123,168)

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

UBS Global Asset Management (US) Inc. (“UBS”), with more than $66.5 billion in assets under management and whose usual investment minimum is $25 million, is subadviser to the Enterprise Strategic Allocation Fund.

Investment Objective

The objective of the Enterprise Strategic Allocation Fund is total return, consisting of long-term capital appreciation and current income.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 25.23%. The Fund underperformed its benchmark, the S&P 500 Index, which returned 28.69%. In contrast, the Fund outperformed its peer group, the Lipper Flexible Portfolio Funds Index, which returned 23.03%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	08/31/01- 12/31/03
With Sales Charge	19.34%	-2.37%
Without Sales Charge	25.23%	-0.31%
S&P 500 Index*	28.69%	0.85%
Lipper Flexible Portfolio Funds Index*	23.03%	2.63%

Class C	1-Year	08/31/01- 12/31/03
With Sales Charge	22.18%	-1.28%
Without Sales Charge	24.43%	-0.85%
S&P 500 Index*	28.69%	0.85%
Lipper Flexible Portfolio Funds Index*	23.03%	2.63%

Class B	1-Year	08/31/01- 12/31/03
With Sales Charge	19.55%	-2.53%
Without Sales Charge	24.55%	-0.81%
S&P 500 Index*	28.69%	0.85%
Lipper Flexible Portfolio Funds Index*	23.03%	2.63%

Class Y	1-Year	08/31/01- 12/31/03
Average Annual Return	25.72%	0.18%
S&P 500 Index*	28.69%	0.85%
Lipper Flexible Portfolio Funds Index*	23.03%	2.63%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The S&P 500 Index is an unmanaged broad-based index that includes the common stock of 500 companies that tend to be important leaders in important industries within the U.S. economy. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Flexible Portfolio Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper Flexible Portfolio Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

After three long years, investors were rewarded in 2003 with a sharply rising stock market. Throughout the first quarter, investors were still coming to grips with accounting scandals, terror alerts and the conflict in Iraq. But after hitting bottom in mid-March, stocks began to climb. Several factors converged to bring investors back to the market. The federal government and its agencies stimulated the economy with all the tools at their disposal, instituting aggressive tax cuts, increasing spending and reducing short-term interest rates to their lowest levels in 45 years. The economy responded, reviving investor confidence.

By the second quarter, a full-stage rally was underway. Virtually every corner of the equity market saw price improvement, but the biggest winners were among the low-cost, low quality stocks. In fact, many of the best performing sectors were the recent years’ weakest performers, including the information technology, telecommunications services, and industrial sectors. The market continued to grow in the third quarter, although not at the same pace. Investors who were concerned that the run was over, however, were reassured in the fourth quarter when speculative stocks once again sparred impressive gains.

Large-cap stocks trailed small-caps in this environment, with the Russell 1000 Index returning 29.89% for the year, versus 47.25% for the Russell 2000 Index. Investors were drawn to their depressed prices and the potential for immediate profits in a still uncertain environment.

What strategies affected Fund performance during the period?

Throughout the period, the Fund remained fully invested in the equity market. UBS adjusts the Fund’s exposure to stocks based on indications generated by the Strategic Allocation Model, which measures the attractiveness of stocks based on an unemotional, quantitative tool that helps determine whether investors are being adequately compensated for the risk of owning stocks.

What changes were made to the Fund over the period?

Throughout the year, the Fund continued to be fully invested in the equity market. Based on the Strategic Allocation Model, UBS felt that the market continued to present buying opportunities for long-term investors.

An investment in the Fund is subject to the risk that the manager may not correctly predict when to shift the Fund’s assets from one type of investment to another. In addition, investments in equity securities are subject to the risk that stock prices may fall over short or extended periods of time.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Number of Shares	Value

Domestic Common Stocks — 93.88%

Advertising — 0.24%

Interpublic Group of Companies Inc. (a)	1,400	$21,840
Monster Worldwide Inc. (a)	400	8,784
Omnicom Group Inc.	600	52,398

		83,022

Aerospace — 1.74%

Boeing Company	2,700	113,778
General Dynamics Corporation	600	54,234
Goodrich Corporation	400	11,876
Honeywell International Inc.	2,800	93,604
Lockheed Martin Corporation	1,500	77,100
Northrop Grumman Corporation	600	57,360
Raytheon Company	1,400	42,056
Rockwell Collins Inc.	600	18,018
United Technologies Corporation	1,500	142,155

		610,181

Airlines — 0.13%

Delta Air Lines Inc.	500	5,905
Southwest Airlines Company	2,500	40,350

		46,255

Apparel & Textiles — 0.13%

Jones Apparel Group Inc.	400	14,092
Liz Claiborne Inc.	400	14,184
V. F. Corporation	400	17,296

		45,572

Automotive — 0.96%

AutoNation Inc. (a)	900	16,533
Cummins Inc.	200	9,788
Delphi Automotive Systems Corporation	2,000	20,420
Ford Motor Company	6,000	96,000
General Motors Corporation (o)	1,800	96,120
Genuine Parts Company	600	19,920
Johnson Controls Inc.	300	34,836
Navistar International Corporation (a)	200	9,578
Paccar Inc.	400	34,048

		337,243

Banking — 7.12%

AmSouth Bancorporation	1,200	29,400
Bank of America Corporation	4,800	386,064
Bank of New York Company Inc.	2,600	86,112
Bank One Corporation	3,600	164,124
BB & T Corporation	1,800	69,552
Charter One Financial Inc.	800	27,640
Comerica Inc.	600	33,636
Fifth Third Bancorp	1,800	106,380
First Tennessee National Corporation	400	17,640
FleetBoston Financial Corporation	3,400	148,410
J. P. Morgan Chase & Company	6,600	242,418
KeyCorp	1,400	41,048
Marshall & Ilsley Corporation	700	26,775

	Number of Shares	Value

Mellon Financial Corporation	1,400	$44,954
National City Corporation	2,000	67,880
North Fork Bancorporation Inc.	500	20,235
Northern Trust Corporation	700	32,494
PNC Financial Services Group	900	49,257
Regions Financial Corporation	800	29,760
SouthTrust Corporation	1,100	36,003
SunTrust Banks Inc.	900	64,350
Synovus Financial Corporation	1,000	28,920
U.S. Bancorp	6,200	184,636
Union Planters Corporation	700	22,043
Wachovia Corporation	4,300	200,337
Wells Fargo & Company	5,500	323,895
Zions Bancorporation	300	18,399

		2,502,362

Biotechnology — 1.15%

Amgen Inc. (a)	4,200	259,560
Applied Biosystems Group — Applera Corporation	700	14,497
Biogen Idec Inc. (a)	1,100	40,458
Chiron Corporation (a)	600	34,194
Genzyme Corporation (a)	700	34,538
MedImmune Inc. (a)	800	20,320

		403,567

Broadcasting — 1.11%

Clear Channel Communications Inc.	2,000	93,660
Univision Communications Inc. (Class A) (a)	1,100	43,659
Viacom Inc. (Class B)	5,700	252,966

		390,285

Brokers — 0.07%

Bear Stearns Companies Inc.	300	23,985

Building & Construction — 0.22%

Masco Corporation	1,500	41,115
Pulte Homes Inc.	200	18,724
Vulcan Materials Company	400	19,028

		78,867

Business Services — 0.69%

Automatic Data Processing Inc.	1,900	75,259
Concord EFS Inc. (a)	1,500	22,260
Express Scripts Inc. (Class A) (a)	300	19,929
Medco Health Solutions Inc. (a)	900	30,591
Paychex Inc.	1,200	44,640
Robert Half International Inc. (a)	600	14,004
Xerox Corporation (a)	2,600	35,880

		242,563

Cable — 0.68%

Comcast Corporation (Class A) (a)	7,300	239,951

Chemicals — 1.45%

Air Products & Chemicals Inc.	700	36,981
Dow Chemical Company	3,000	124,710
Du Pont (E. I.) de Nemours & Company	3,300	151,437

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Eastman Chemical Company	300	$11,859
Ecolab Inc.	900	24,633
Engelhard Corporation	400	11,980
Monsanto Company	900	25,902
PPG Industries Inc.	600	38,412
Praxair Inc.	1,000	38,200
Rohm & Haas Company	700	29,897
Sigma-Aldrich Corporation	300	17,154

		511,165

Computer Hardware — 4.88%

Apple Computer Inc. (a)	1,200	25,644
Cisco Systems Inc. (a)	22,400	544,096
Dell Inc. (a)	8,300	281,868
EMC Corporation (a)	7,800	100,776
Gateway Inc. (a)	1,200	5,520
Hewlett-Packard Company	9,900	227,403
International Business Machines Corporation	5,600	519,008
NCR Corporation (a)	300	11,640

		1,715,955

Computer Services — 1.20%

Computer Sciences Corporation (a)	600	26,538
Convergys Corporation (a)	500	8,730
Electronic Data Systems Corporation	1,600	39,264
First Data Corporation	2,300	94,507
Network Appliance Inc. (a)	1,100	22,583
Sabre Holdings Corporation	500	10,795
Sun Microsystems Inc. (a)	10,700	48,043
Sungard Data Systems Inc. (a)	900	24,939
Symantec Corporation (a)	1,000	34,650
Unisys Corporation (a)	1,100	16,335
Yahoo! Inc. (a)	2,100	94,857

		421,241

Computer Software — 4.34%

Adobe Systems Inc.	800	31,440
Autodesk Inc.	400	9,832
BMC Software Inc. (a)	800	14,920
Citrix Systems Inc. (a)	500	10,605
Computer Associates International Inc.	1,900	51,946
Compuware Corporation (a)	1,300	7,852
Electronic Arts Inc. (a)	1,000	47,780
Intuit Inc. (a)	600	31,746
Mercury Interactive Corporation (a)	300	14,592
Microsoft Corporation	35,100	966,654
Novell Inc. (a)	1,200	12,624
Oracle Corporation (a)	16,900	223,080
PeopleSoft Inc. (a)	1,200	27,360
Siebel Systems Inc. (a)	1,600	22,192
Veritas Software Corporation (a)	1,400	52,024

		1,524,647

Conglomerates — 0.08%

Textron Inc.	500	28,530

Construction — 0.14%

Centex Corporation	200	21,530

	Number of Shares	Value

Fluor Corporation	300	$11,892
KB Home	200	14,504

		47,926

Consumer Durables — 0.16%

Dana Corporation	500	9,175
Harley-Davidson Inc.	1,000	47,530

		56,705

Consumer Non-Durables — 0.15%

Avon Products Inc.	800	53,992

Consumer Products — 2.76%

Alberto-Culver Company (Class B)	200	12,616
Black & Decker Corporation	300	14,796
Brunswick Corporation	300	9,549
Clorox Company	700	33,992
Colgate-Palmolive Company	1,700	85,085
Eastman Kodak Company	1,000	25,670
Gillette Company	3,300	121,209
International Flavors & Fragrances Inc.	300	10,476
Kimberly-Clark Corporation	1,600	94,544
Mattel Inc.	1,500	28,905
Newell Rubbermaid Inc.	900	20,493
Nike Inc. (Class B)	900	61,614
Procter & Gamble Company	4,200	419,496
Sherwin-Williams Company	500	17,370
Whirlpool Corporation	200	14,530

		970,345

Consumer Services — 0.76%

United Parcel Service Inc.	3,600	268,380

Containers/Packaging — 0.12%

Ball Corporation	200	11,914
Pactiv Corporation (a)	600	14,340
Sealed Air Corporation (a)	300	16,242

		42,496

Crude & Petroleum — 3.66%

Anadarko Petroleum Corporation	800	40,808
Burlington Resources Inc.	600	33,228
ChevronTexaco Corporation	3,500	302,365
Exxon Mobil Corporation	21,400	877,400
Unocal Corporation	900	33,147

		1,286,948

Drugs & Medical Products — 0.14%

Becton, Dickinson & Company	800	32,912
Thermo Electron Corporation (a)	600	15,120

		48,032

Education — 0.12%

Apollo Group Inc. (Class A) (a)	600	40,800

Electrical Equipment — 3.15%

Emerson Electric Company	1,400	90,650
General Electric Company	32,500	1,006,850
Tektronix Inc.	300	9,480

		1,106,980

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Electronics — 0.33%

KLA-Tencor Corporation (a)	600	$35,202
PerkinElmer Inc.	400	6,828
QLogic Corporation (a)	300	15,480
Rockwell Automation Inc.	600	21,360
Sanmina-SCI Corporation (a)	1,700	21,437
Solectron Corporation (a)	2,800	16,548

		116,855

Energy — 1.18%

AES Corporation (a)	2,000	18,880
American Power Conversion Corporation	700	17,115
Calpine Corporation (a)(o)	1,400	6,734
Centerpoint Energy Inc.	1,100	10,659
Cinergy Corporation	600	23,286
DTE Energy Company	600	23,640
Duke Energy Corporation	3,000	61,350
Dynegy Inc. (Class A) (a)(o)	1,300	5,564
Entergy Corporation	700	39,991
Exelon Corporation	1,100	72,996
Kinder Morgan Inc.	400	23,640
Progress Energy Inc.	800	36,208
TECO Energy Inc. (o)	700	10,087
TXU Corporation	1,100	26,092
Williams Companies Inc.	1,700	16,694
Xcel Energy Inc.	1,300	22,074

		415,010

Entertainment & Leisure — 0.73%

Carnival Corporation	2,000	79,460
Harrah’s Entertainment Inc.	400	19,908
Walt Disney Company	6,700	156,311

		255,679

Fiber Optics — 0.21%

CIENA Corporation (a)	1,600	10,624
Corning Inc. (a)	4,300	44,849
JDS Uniphase Corporation (a)	4,800	17,520

		72,993

Finance — 1.89%

Capital One Financial Corporation	700	42,903
Equifax Inc.	500	12,250
Fiserv Inc. (a)	600	23,706
Franklin Resources Inc.	800	41,648
Goldman Sachs Group Inc.	1,500	148,095
H&R Block Inc.	600	33,222
Lehman Brothers Holdings Inc.	900	69,498
MBNA Corporation	4,100	101,885
MGIC Investment Corporation	300	17,082
Moody’s Corporation	500	30,275
Providian Financial Corporation (a)	1,000	11,640
SLM Corporation	1,500	56,520
State Street Corporation	1,100	57,288
T. Rowe Price Group Inc.	400	18,964

		664,976

	Number of Shares	Value

Food, Beverages & Tobacco — 5.19%

Albertson’s Inc.	1,200	$27,180
Altria Group Inc.	6,600	359,172
Anheuser-Busch Companies Inc.	2,600	136,968
Archer-Daniels-Midland Company	2,200	33,484
Brown-Forman Corporation (Class B)	200	18,690
Campbell Soup Company	1,400	37,520
Coca-Cola Company	7,900	400,925
Coca-Cola Enterprises Inc.	1,500	32,805
Conagra Inc.	1,800	47,502
Fortune Brands Inc.	500	35,745
General Mills Inc.	1,200	54,360
H.J. Heinz Company	1,200	43,716
Hershey Foods Corporation	400	30,796

Kellogg Company	1,300	49,504
McCormick & Company Inc.	500	15,050
Pepsi Bottling Group Inc.	900	21,762
PepsiCo Inc.	5,500	256,410
R.J. Reynolds Tobacco Holdings Inc. (o)	300	17,445
Sara Lee Corporation	2,600	56,446
SUPERVALU Inc.	500	14,295
Sysco Corporation	2,100	78,183
Wendy’s International Inc.	400	15,696
Wrigley (William Jr.) Company	700	39,347

		1,823,001

Forest Products — 0.05%

Plum Creek Timber Company Inc.	600	18,270

Gaming — 0.11%

International Game Technology	1,100	39,270

Health Care — 0.85%

Aetna Inc.	500	33,790
Anthem Inc. (a)	400	30,000
HCA Inc.	1,600	68,736
McKesson Corporation	1,000	32,160
Tenet Healthcare Corporation (a)	1,500	24,075
UnitedHealth Group Inc.	1,900	110,542

		299,303

Hotels & Restaurants — 0.75%

Darden Restaurants Inc.	600	12,624
Hilton Hotels Corporation	1,200	20,556
Marriott International Inc. (Class A)	700	32,340
McDonald’s Corporation	4,100	101,803
Starbucks Corporation (a)	1,200	39,672
Starwood Hotels & Resorts Worldwide Inc.	700	25,179
Yum Brands Inc. (a)	900	30,960

		263,134

Insurance — 0.82%

AFLAC Inc.	1,600	57,888
Aon Corporation	1,000	23,940
Cigna Corporation	500	28,750
Jefferson-Pilot Corporation	400	20,260
Marsh & McLennan Companies Inc.	1,700	81,413

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Progressive Corporation	700	$58,513
Torchmark Corporation	400	18,216

		288,980

Machinery — 0.58%

Caterpillar Inc.	1,100	91,322
Deere & Company	800	52,040
Dover Corporation	700	27,825
Pitney Bowes Inc.	800	32,496

		203,683

Manufacturing — 1.73%

3M Company	2,500	212,575
American Standard Companies Inc. (a)	200	20,140
Avery Dennison Corporation	400	22,408
Cintas Corporation	600	30,078
Danaher Corporation (o)	500	45,875
Eaton Corporation	300	32,394
Illinois Tool Works Inc.	1,000	83,910
Ingersoll-Rand Company Ltd.	600	40,728
ITT Industries Inc.	300	22,263
Leggett & Platt Inc.	700	15,141
Millipore Corporation (a)	200	8,610
Molex Inc.	600	20,934
Pall Corporation	500	13,415
Parker-Hannifin Corporation	400	23,800
W.W. Grainger Inc.	300	14,217

		606,488

Media — 0.98%

Gannett Company Inc.	900	80,244
Time Warner Inc. (a)	14,700	264,453

		344,697

Medical Instruments — 1.54%

Biomet Inc.	800	29,128
Boston Scientific Corporation (a)	2,600	95,576
C.R. Bard Inc.	200	16,250
Guidant Corporation	1,000	60,200
Medtronic Inc.	3,900	189,579
St. Jude Medical Inc. (a)	500	30,675
Stryker Corporation	600	51,006
Waters Corporation (a)	400	13,264
Zimmer Holdings Inc. (a)	800	56,320

		541,998

Medical Services — 0.79%

Baxter International Inc.	2,000	61,040
Cardinal Health Inc.	1,400	85,624
Health Management Associates Inc. (Class A)	800	19,200
Humana Inc. (a)	500	11,425
IMS Health Inc.	800	19,888
Manor Care Inc.	300	10,371
Quest Diagnostics Inc.	300	21,933
WellPoint Health Networks Inc. (a)	500	48,495

		277,976

	Number of Shares	Value

Metals & Mining — 0.66%

Alcoa Inc.	2,800	$106,400
Freeport McMoRan Copper & Gold (Class B)	600	25,278
Newmont Mining Corporation	1,400	68,054
Nucor Corporation	300	16,800
United States Steel Corporation	400	14,008

		230,540

Misc. Financial Services — 5.58%

Ambac Financial Group Inc.	300	20,817
American Express Company	4,200	202,566
Charles Schwab Corporation	4,500	53,280
Citigroup Inc.	16,700	810,618
Countrywide Financial Corporation	600	45,535
Fannie Mae	3,100	232,686
Freddie Mac	2,300	134,136
Janus Capital Group Inc.	800	13,128
John Hancock Financial Services Inc.	900	33,750
MBIA Inc.	500	29,615
Merrill Lynch & Company Inc.	3,100	181,815
Morgan Stanley Dean Witter & Company	3,500	202,545

		1,960,491

Multi-Line Insurance — 2.58%

American International Group Inc.	8,400	556,752
Cincinnati Financial Corporation	500	20,940
Hartford Financial Services Group Inc.	900	53,127
Lincoln National Corporation	600	24,222
Loews Corporation	600	29,670
MetLife Inc.	2,400	80,808
Principal Financial Group	1,000	33,070
Prudential Financial Inc.	1,700	71,009
SAFECO Corporation	500	19,465
UnumProvident Corporation	1,000	15,770

		904,833

Oil Services — 1.92%

Amerada Hess Corporation	300	15,951
Apache Corporation	500	40,550
Baker Hughes Inc.	1,100	35,376
BJ Services Company (a)	500	17,950
ConocoPhillips	2,200	144,254
Devon Energy Corporation	700	40,082
El Paso Corporation (o)	2,100	17,199
EOG Resources Inc.	400	18,468
Halliburton Company	1,500	39,000
Kerr-McGee Corporation	400	18,596
KeySpan Corporation	600	22,080
Marathon Oil Corporation	1,000	33,090
Nabors Industries Ltd. (a)	500	20,750
Noble Corporation (a)	400	14,312
Occidental Petroleum Corporation	1,200	50,688
Schlumberger Ltd.	1,900	103,968
Sunoco Inc.	300	15,345
Transocean Sedco Forex Inc. (a)	1,100	26,411

		674,070

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

Paper & Forest Products — 0.29%

Georgia-Pacific Group	800	$24,536
MeadWestvaco Corporation	700	20,825
Temple-Inland Inc.	200	12,534
Weyerhaeuser Company	700	44,800

		102,695

Paper Products — 0.24%

Boise Cascade Corporation	300	9,858
International Paper Company	1,600	68,976
Louisiana Pacific Corporation (a)	400	7,152

		85,986

Pharmaceuticals — 8.00%

Abbott Laboratories	5,100	237,660
Allergan Inc.	400	30,724
AmerisourceBergen Corporation	400	22,460
Bristol-Myers Squibb Company	6,300	180,180
Eli Lilly & Company	3,600	253,188
Forest Laboratories Inc. (a)	1,200	74,160
Johnson & Johnson	9,600	495,936
King Pharmaceuticals Inc. (a)	800	12,208
Merck & Company Inc.	7,200	332,640
Pfizer Inc.	24,700	872,651
Schering-Plough Corporation	4,800	83,472
UST Inc.	500	17,845
Watson Pharmaceuticals Inc. (a)	300	13,800
Wyeth	4,300	182,535

		2,809,459

Printing & Publishing — 0.24%

Donnelley (R. R.) & Sons Company	400	12,060
Lexmark International Group Inc. (a)	400	31,456
McGraw-Hill Companies Inc.	600	41,952

		85,468

Property-Casualty Insurance — 0.64%

Allstate Corporation	2,300	98,946
Chubb Corporation	600	40,860
St. Paul Companies Inc.	700	27,755
Travelers Property Casualty Corporation (Class B)	3,300	56,001

		223,562

Publishing — 0.32%

Dow Jones & Company Inc.	300	14,955
Knight Ridder Inc.	300	23,211
New York Times Company	500	23,895
Tribune Company	1,000	51,600

		113,661

Raw Materials — 0.07%

Phelps Dodge Corporation (a)	300	22,827

Real Estate — 0.56%

Apartment Investment & Management Company (Class A)	400	13,800
Cendant Corporation (a)	3,300	73,491
Equity Office Properties Trust	1,300	37,245
Equity Residential Properties Trust	900	26,559

	Number of Shares	Value

Prologis	600	$19,254
Simon Property Group Inc.	600	27,804

		198,153

Retail — 6.57%

Autozone Inc. (a)	300	25,563
Bed Bath & Beyond Inc. (a)	1,000	43,350
Best Buy Company Inc.	1,000	52,240
Circuit City Stores Inc.	700	7,091
Costco Wholesale Corporation (a)	1,500	55,770
CVS Corporation	1,300	46,956
Dollar General Corporation	1,100	23,089
eBay Inc. (a)	2,100	135,639
Family Dollar Stores Inc.	600	21,528
Federated Department Stores Inc.	600	28,278
Gap Inc.	2,900	67,309
Hasbro Inc.	600	12,768
Home Depot Inc.	7,400	262,626
J. C. Penney Company Inc.	900	23,652
Kohl’s Corporation (a)	1,100	49,434
Kroger Company (a)	2,400	44,424
Limited Brands	1,700	30,651
Lowe’s Companies Inc.	2,500	138,475
May Department Stores Company	1,000	29,070
Nordstrom Inc.	500	17,150
Office Depot Inc. (a)	1,100	18,381
Radioshack Corporation	500	15,340
Safeway Inc. (a)	1,500	32,865
Sears Roebuck & Company	800	36,392
Staples Inc. (a)	1,600	43,680
Target Corporation	3,000	115,200
Tiffany & Company	500	22,600
TJX Companies Inc.	1,600	35,280
Toys R Us Inc. (a)	800	10,112
Wal-Mart Stores Inc.	14,000	742,700
Walgreen Company	3,300	120,054

		2,307,667

Savings and Loan — 0.48%

Golden West Financial Corporation	500	51,595
Washington Mutual Inc.	2,900	116,348

		167,943

Semiconductors — 3.78%

Advanced Micro Devices Inc. (a)	1,100	16,390
Altera Corporation (a)	1,200	27,240
Analog Devices Inc. (a)	1,200	54,780
Applied Materials Inc. (a)	5,400	121,230
Applied Micro Circuits Corporation (a)	1,100	6,578
Broadcom Corporation (Class A) (a)	1,000	34,090
Intel Corporation	21,200	682,640
LSI Logic Corporation (a)	1,300	11,531
Maxim Integrated Products Inc.	1,100	54,780
Micron Technology Inc. (a)	2,000	26,940
National Semiconductor Corporation (a)	600	23,646
Novellus Systems Inc. (a)	500	21,025
Nvidia Corporation (a)(o)	500	11,625

ANNUAL REPORT

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares	Value

PMC-Sierra Inc. (a)(o)	600	$12,090
Teradyne Inc. (a)	600	15,270
Texas Instruments Inc.	5,600	164,528
Xilinx Inc. (a)	1,100	42,614

		1,326,997

Technology — 0.33%

Agilent Technologies Inc. (a)	1,500	43,860
Jabil Circuit Inc. (a)	600	16,980
Linear Technology Corporation	1,000	42,070
Symbol Technologies Inc.	800	13,512

		116,422

Telecommunications — 3.44%

ADC Telecommunications Inc. (a)(o)	2,800	8,316
Alltel Corporation	1,000	46,580
Andrew Corporation (a)	500	5,755
AT&T Corporation	2,600	052,780
Avaya Inc. (a)	1,300	16,822
BellSouth Corporation	6,000	169,800
Centurytel Inc.	500	16,310
Citizens Communications Company (a)	1,000	12,420
Comverse Technology Inc. (a)	600	10,554
Lucent Technologies Inc. (a)(o)	13,600	38,624
QUALCOMM Inc.	2,600	140,218
Qwest Communications International Inc. (a)	5,900	25,488
SBC Communications Inc.	10,800	281,556
Scientific-Atlanta Inc.	500	13,650
Sprint Corporation	2,900	47,618
Tellabs Inc. (a)	1,400	11,802
Verizon Communications Inc.	8,900	312,212

		1,210,505

Transportation — 0.62%

Burlington Northern Santa Fe Corporation	1,200	38,820
CSX Corporation	700	25,158
FedEx Corporation	1,000	67,500
Norfolk Southern Corporation	1,300	30,745
Union Pacific Corporation	800	55,584

		217,807

Utilities — 1.43%

Ameren Corporation	600	27,600
American Electric Power Inc.	1,300	39,663
Consolidated Edison Inc.	800	34,408
Constellation Energy Group Inc.	500	19,580
Dominion Resources Inc.	1,000	63,830
Edison International (a)	1,100	24,123
FirstEnergy Corporation	1,100	38,720
FPL Group Inc.	600	39,252

	Number of Shares/Units or Principal Amount	Value

NiSource Inc.	900	$19,746
PG&E Corporation (a)	1,400	38,878
PPL Corporation	600	26,250
Public Service Enterprise Group	800	35,040
Sempra Energy	700	21,042
Southern Company	2,400	72,600

		500,732

Waste Management — 0.20%

Allied Waste Industries Inc. (a)	1,100	15,268
Waste Management Inc.	1,900	56,240

		71,508

Wireless Communications — 0.85%

AT&T Wireless Services Inc. (a)	8,900	71,111
Motorola Inc.	7,600	106,932
Nextel Communications Inc. (Class A) (a)	3,600	101,016
Sprint Corporation-PCS Group (a)	3,400	19,108

		298,167

Total Domestic Common Stocks
(Identified cost $31,019,938)		32,989,801

Foreign Stocks — 0.74%

Insurance — 0.20%

ACE Ltd.	900	37,278
XL Capital Ltd. (Class A)	400	31,020

		68,298

Manufacturing — 0.54%

Cooper Industries Ltd. (Class A)	300	17,379
Tyco International Ltd.	6,500	172,250

		189,629

Total Foreign Stocks
(Identified cost $306,223)		257,927

U.S. Treasury Notes — 4.93%

5.625% due 05/15/08	$1,564,000	1,732,496

Total U.S. Treasury Notes
(Identified cost $1,729,787)		1,732,496

Other Investments — 0.57%

Securities Lending Quality Trust (y)	200,300	200,300

Total Other Investments
(Identified cost $200,300)		200,300

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Repurchase Agreement — 1.86%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $654,025 Collateral: U.S. Treasury Bond $485,000, 8.125% due 8/15/19, Value $684,563	$654,000	$654,000

Total Repurchase Agreement
(Identified cost $654,000)		654,000

Total Investments
(Identified cost $33,910,248)		$35,834,524

Other Assets Less Liabilities — (1.98)%		(695,591)

Net Assets — 100%		$35,138,933

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).

See notes to financial statements.

www.enterprisefunds.com

ANNUAL REPORT

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., is subadviser of the Enterprise Government Securities Fund. TCW manages approximately $89.6 billion for institutional clients, and its normal investment minimum for this investment objective is $35 million.

Investment Objective

The objective of the Enterprise Government Securities Fund is current income and safety of principal.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 2.13%. The Fund underperformed its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 2.30%. In contrast, the Fund outperformed its peer group, the Lipper General U.S. Government Bond Fund Index, which returned 1.73%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	-2.71%	4.90%	5.55%
Without Sales Charge	2.13%	5.93%	6.06%
Lehman Brothers Intermediate Government Bond Index*	2.30%	6.18%	6.32%
Lipper General US Government Funds Index*	1.73%	5.38%	5.70%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	-0.42%	5.13%	5.89%
Without Sales Charge	1.57%	5.34%	6.05%
Lehman Brothers Intermediate Government Bond Index*	2.30%	6.18%	6.90%
Lipper General US Government Funds Index*	1.73%	5.38%	6.46%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	-3.35%	5.01%	6.59%
Without Sales Charge	1.57%	5.34%	6.59%
Lehman Brothers Intermediate Government Bond Index*	2.30%	6.18%	6.89%
Lipper General US Government Funds Index*	1.73%	5.38%	6.50%

Class Y	1-Year	5-Year	07/31/97- 12/31/03**
Annualized Return	2.59%	6.40%	6.63%
Lehman Brothers Intermediate Government Bond Index*	2.30%	6.18%	6.60%
Lipper General US Government Funds Index*	1.73%	5.38%	5.94%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of all publicly held US Treasury, government agency, quasi-federal corporate, and corporate debt guaranteed by the US Government with maturities of 1 to 9.99 years. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General US Government Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper US Government Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the Lehman Brothers Intermediate Government Bond Index and the Lipper General US Government Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the Lehman Brothers Intermediate Government Bond Index and the Lipper General US Government Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

** Since inception, 07/17/97, the average annual return for Class Y shares is 6.72% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The market for treasuries began the year on a positive note after the Fed voiced its concern for deflation and investors grew hopeful that the central bank would purchase longer maturities in its fight against falling prices. The U.S. economy entered the second Gulf War on a soft note, with consumer confidence at a nine-year low due to war concerns, rising energy costs and a stagnant labor market. Manufacturing activity grew sluggish and retail sales dropped. Once the war ended, the SARS epidemic injected a new uncertainty into the economic outlook, while geopolitical risk persisted in Asia and the Middle East. Treasury yields fell to historic lows in early June and then abruptly rose after the Fed cut interest rates by only 0.25%, disappointing investors. The yield on the 10-year peaked in early September at 4.6% and then rallied back down to around 4.2% at year-end. Volatility declined in the fourth quarter with yields trading in a range between 4 and 4.5%.

Lower-rated bonds outperformed U.S. Treasuries and mortgages in 2003. Several factors contributed to the underperformance of the mortgage sector. When interest rates fell rapidly in the months of May and September, the duration of the mortgage universe shortened in anticipation of an increase in prepayment rates. This led to underperformance relative to fixed-income indices with longer and more stable durations, such as the Lehman Aggregate and the Lehman Government/Credit Indices. Mortgage returns also came under pressure from extension-related selling in late June and July when rates rose abruptly and the duration of the mortgage index lengthened. Record high levels of prepayments also eroded returns in the mortgage sector during the summer. Volatility was high as well, due to limited supply and thin dealer positions. Additionally, 2003 was a strong year for the credit asset class. Mortgage and treasury indices failed to participate in the credit rally this past year because they lack a credit component. The vast majority of mortgage-backed securities are issued by agencies or instrumentalities of the U.S. government. This led to significant underperformance relative to indices with substantial credit components.

What strategies affected Fund performance during the period?

TCW continued to emphasize certain types of mortgage loans and security structures to minimize exposure to prepayment rate risk and capture the excess return of the mortgage sector. TCW focused on securities with call protection and/or less extension risk than the generic mortgage market. During the year, the Fund sold pass-throughs with 6%, 6.5% and 7% coupons and purchased 4.5%, 5% and 5.5% pass-throughs and ARMs to reduce exposure to unwanted prepayments and improve the Fund’s convexity and return profile.

What changes were made to the Fund over the period?

During the year, the Fund sold several positions in higher coupon fixed rate pass-throughs including Freddie Mac (6% and 6.5%), Fannie Mae (6%) and GNMA (6%, 6.5% and 7%). The Fund purchased Fannie Mae adjustable rate mortgages, Fannie Mae (4.5% and 5.5%) and GNMA (5.00%). These securities have less call risk than the higher coupon securities that were sold.

Although government securities may be guaranteed as to the timely payment of principal and interest, Fund shares are not insured and their value will fluctuate based on market conditions.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Government Securities Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

U.S. Government and Agency Obligations — 94.44%

Fannie Mae — 44.30%

5.50%, due 01/01/09	$452,216	$470,851
6.50%, due 02/01/09	24,957	26,432
5.50%, due 06/01/09	801,769	844,832
7.00%, due 03/01/14	276,508	294,201
8.00%, due 11/01/16	1,027,202	1,119,193
6.50%, due 08/01/19	1,555,243	1,631,227
10.00%, due 07/01/20	13,636	15,170
9.50%, due 08/01/20	62,355	69,290
9.50%, due 10/01/20	180,061	200,088
5.50%, due 02/01/23	7,591,473	7,765,389
6.00%, due 11/01/28	3,002,316	3,110,387
7.00%, due 11/01/30	496,862	526,089
1.00%, due 06/01/32 (v)	3,388,661	3,491,917
1.00%, due 11/01/32 (v)	5,540,711	5,642,003
1.00%, due 12/01/32 (v)	5,993,987	6,124,306
1.00%, due 02/01/33 (v)	10,496,611	10,564,933
1.00%, due 04/01/33 (v)	6,264,934	6,292,452
1.00%, due 04/01/33 (v)	9,135,252	9,131,492
1.00%, due 05/01/33 (v)	9,924,209	10,004,958
1.00%, due 05/01/33 (v)	9,884,990	9,944,054
5.50%, due 07/01/33	9,942,343	10,083,767
4.50%, due 09/01/33	6,955,370	6,659,064
1.00%, due 10/01/33 (v)	12,917,684	12,866,543

		106,878,638

Freddie Mac Participation Certificates — 0.65%

7.00%, due 09/01/17	138,151	146,615
7.00%, due 10/01/17	184,667	195,980
10.00%, due 10/01/18	172,598	192,032
10.00%, due 07/01/20	327,566	364,972
10.00%, due 10/01/20	231,047	258,429
9.00%, due 10/01/22	375,988	419,486

		1,577,514

Federal Housing Administration — 0.71%

7.18%, due 02/20/29	1,685,250	1,702,102

Federal Home Loan Banks — 3.02%

6.50%, due 07/01/21	1,430,406	1,501,708
1.00%, due 11/01/32 (v)	5,717,394	5,782,947

		7,284,655

Ginnie Mae — 45.76%

9.00%, due 08/15/16	1,518	1,695
7.00%, due 12/15/27	863,601	922,382
6.50%, due 08/15/28	272,220	287,424
6.00%, due 01/15/29	1,658,482	1,725,242
7.00%, due 06/15/29	482,481	514,558
7.00%, due 10/15/29	1,254,084	1,337,458
1.00%, due 03/20/32 (v)	2,552,325	2,593,055
5.50%, due 12/15/32	916,022	932,253
5.50%, due 12/15/32	13,967,516	14,215,006
5.00%, due 05/15/33	16,560,436	16,426,918
5.00%, due 05/15/33	7,926,795	7,862,885

	Principal Amount	Value

5.00%, due 06/15/33	$9,924,624	$9,844,607
5.00%, due 07/15/33	42,650,178	42,306,312
5.00%, due 09/15/33	6,887,183	6,831,655
5.95%, due 11/15/33	4,335,904	4,599,631

		110,401,081

Total U.S. Government and Agency Obligations
(Identified cost $224,744,274)		227,843,990

Collateralized Mortgage Obligations — 2.50%

GNMA Series 2002-42 REMIC Trust Class KZ 6.00% due 06/16/32	5,141,466	5,149,338
PNC Mortgage Securities Corporation 6.25% due 02/25/14	247,523	250,177
PNC Mortgage Securities Corporation Series 1998-5 6.625% due 06/25/13	122,552	122,857
Structured Asset Securities Corporation 6.75% due 03/25/29	503,111	504,542

Total Collateralized Mortgage Obligations
(Identified cost $5,483,338)		6,026,914

Repurchase Agreement — 2.01%

State Street Bank & Trust Repurchase Agreement 0.70%, due 01/02/04 Proceeds $4,852,189 Collateral: U.S. Treasury Bond $4,875,000, 2.875% due 6/30/04 Value $4,954,219	4,852,000	4,852,000

Total Repurchase Agreement
(Identified cost $4,852,000)		4,852,000

Total Investments
(Identified cost $235,079,612)		238,722,904

Other Assets Less Liabilities — 1.05%		2,535,718

Net Assets — 100%		$241,258,622

(v)	Variable interest rate security; interest rate is as of December 31, 2003.

(REMIC)	Real Estate Mortgage Investment Conduit.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Caywood-Scholl Capital Management (“Caywood-Scholl”) is subadviser to the Enterprise High-Yield Bond Fund. Caywood-Scholl manages approximately $2 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Fund is maximum current income.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 19.90%. The Fund underperformed its benchmark, the Lehman Brothers High-Yield Bond Index, which returned 28.96%. The Fund underperformed its peer group, the Lipper High Yield Bond Funds Index, which returned 26.36%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	14.16%	3.94%	6.28%
Without Sales Charge	19.90%	4.94%	6.79%
Lehman Brothers High Yield Bond Index*	28.96%	5.24%	6.90%
Lipper High Yield Bond Funds Index*	26.36%	2.92%	5.25%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	17.04%	4.13%	4.96%
Without Sales Charge	19.25%	4.34%	5.12%
Lehman Brothers High Yield Bond Index*	28.96%	5.24%	5.74%
Lipper High Yield Bond Funds Index*	26.36%	2.92%	3.87%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	14.26%	4.08%	6.48%
Without Sales Charge	19.26%	4.37%	6.48%
Lehman Brothers High Yield Bond Index*	28.96%	5.24%	7.09%
Lipper High Yield Bond Funds Index*	26.36%	2.92%	5.65%

Class Y	1-Year	5-Year	07/31/97- 12/31/03**
Average Annual Return	20.41%	5.47%	5.35%
Lehman Brothers High Yield Bond Index*	28.96%	5.24%	4.95%
Lipper High Yield Bond Funds Index*	26.36%	2.92%	2.91%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*Lehman Brothers High Yield Bond Index covers the universe of fixed rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets are excluded, but Canadian and global bonds (SEC registered) of issuers in non-EMG countries are included. Original issue zeros, step-up coupon structures, and 144-As are also included. The index includes both corporate and non-corporate sectors. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper High Yield Bond Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper High Yield Bond Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lehman Brothers High Yield Bond Index replaces the Lehman Brothers High Yield BA Bond Index (Previously named the Lehman Brothers High Yield BB Bond Index) as the broad-based benchmark as it more appropriately reflects the fund’s broad-based market. During 2003, an investment in the above hypothetical account for the Enterprise High-Yield Bond Fund increased by $3,050, or 19.90%, compared to an increase of $3,664, or 19.95%, in the Lehman Brothers High Yield BA Bond Index and an increase of $4,376, or 28.96%, in the Lehman Brothers High Yield Bond Index. One cannot invest in an index. The inception returns in the Class B category for the Lehman Brothers High Yield Bond Index and the Lipper High Yield Bond Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the Lehman Brothers High Yield Bond Index and the Lipper High Yield Bond Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 07/25/97, the average annual return for Class Y shares is 5.47% as of 12/31/03.

ANNUAL REPORT

Enterprise High-Yield Bond Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

The U.S. economy’s strong second half expansion supports strengthening corporate credit conditions. Fueled by the stimulative fiscal and monetary policies embraced by both the administration and the Fed, corporate America finds itself with improving profitability, and more importantly for bondholders, increasing free cash flow. The income statement gains have been accomplished primarily through cost cutting, which is evident in the recent productivity statistics. In recognition of the probability of a prolonged recovery, there was a dramatic improvement in access to capital.

The improvement in access to capital allowed for attractively priced financing for many companies to overcome liquidity issues despite only modest operational gains. As a result, default rates have declined. In 2003, corporate credit rating cuts were at their lowest level since 1998. Conversely, upgrades were at their highest level since 1998. These credit rating actions reflected of the improving credit cycle, translating into a more normalized default expectation for the market. Demand for high-yield mutual funds was record-breaking in 2003. On the supply side of the equation, 2003 was a near record year for issuance.

What strategies affected Fund performance during the period?

Caywood-Scholl’s goal remained to stay fully invested, while monitoring both duration and credit issues, and investing in higher quality, high-yield names. Lower-rated high-yield names outperformed their higher quality counterparts throughout the year according to the Merrill Lynch High-Yield Master Index. Merrill Lynch’s weighting to the lower tiered bonds was significant with 16% versus approximately 2% for the Fund.

What changes were made to the Fund over the period?

Due to the improving economy, Caywood-Scholl increased the Fund’s exposure to the single B sector of the high-yield market in addition to adding more economically sensitive issues. Many of the best opportunities were from the new issue calendar, which helped further broaden diversification in sharp contrast with 2002 where most of the purchases came from the “fallen angels.”

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 90.40%

Advertising — 0.48%

R H Donnelley Finance Corporation 10.875%, due 12/15/12	$1,150,000	$1,364,188

Aerospace — 0.46%

DRS Technologies Inc. 6.875%, due 11/01/13 (144A)	600,000	616,500
Esterline Technologies Corporation 7.75%, due 06/15/13 (144A)	650,000	698,750

		1,315,250

Apparel & Textiles — 1.87%

Fruit of the Loom Inc. 8.875%, due 04/15/06 (b) (d) (m)	300,000	—
Interface Inc. 10.375%, due 02/01/10 (o)	1,200,000	1,269,000
Perry Ellis International Inc. 8.875%, due 09/15/13 (144A)	1,500,000	1,578,750
Phillips Van-Heusen Corporation 9.50%, due 05/01/08	2,050,000	2,132,000
Phillips Van Heusen Corporation 8.125%, due 05/01/13	325,000	345,312

		5,325,062

Automotive — 3.48%

Autonation Inc. 9.00%, due 08/01/08	1,525,000	1,749,938
Avis Group Holdings Inc. 11.00%, due 05/01/09	800,000	866,000
Navistar International Corporation 9.375%, due 06/01/06 (o)	650,000	717,438
Sonic Automotive Inc. 8.625%, due 08/15/13	1,150,000	1,213,250
TRW Automotive Acquisition 9.375%, due 02/15/13	1,425,000	1,628,062
TRW Automotive Acquisition 11.00%, due 02/15/13 (o)	750,000	883,125
United Rentals North America Inc. 10.75%, due 04/15/08	1,450,000	1,631,250
United Rentals North America Inc. 10.75%, due 04/15/08	325,000	365,625
United Rentals North America Inc. 7.75%, due 11/15/13 (144A)	850,000	868,062

		9,922,750

Banking — 0.75%

Western Financial Bank 8.875%, due 08/01/07	1,200,000	1,242,000
Western Financial Bank 9.625%, due 05/15/12	800,000	892,000

		2,134,000

Broadcasting — 1.50%

Echostar DBS Corporation 9.125%, due 01/15/09	471,000	526,931
Echostar DBS Corporation 9.375%, due 02/01/09	1,425,000	1,498,032

	Principal Amount	Value

Echostar DBS Corporation 6.375%, due 10/01/11 (144A)	$550,000	$563,750
Sinclair Broadcast Group Inc. 8.75%, due 12/15/11	1,525,000	1,692,750

		4,281,463

Building & Construction — 2.15%

Building Materials Corporation America 7.75%, due 07/15/05	375,000	383,438
Integrated Electrical Services 9.375%, due 02/01/09	1,700,000	1,785,000
Integrated Electrical Services 9.375%, due 02/01/09	600,000	630,000
Nortek Inc. 8.875%, due 08/01/08	458,000	479,182
Nortek Inc. (Series B) 9.125%, due 09/01/07	550,000	568,562
Texas Industries Inc. 10.25%, due 06/15/11	2,025,000	2,288,250

		6,134,432

Business Services — 1.69%

Kraton Polymers 8.125%, due 01/15/14 (144A)	100,000	104,000
Sensus Metering Systems Inc. 8.625%, due 12/15/13 (144A)	450,000	461,812
Xerox Corporation 9.75%, due 01/15/09	775,000	906,750
Xerox Corporation 7.125%, due 06/15/10 (o)	375,000	401,250
Xerox Corporation 7.625%, due 06/15/13	500,000	540,000
Xerox Corporation 7.20%, due 04/01/16	2,350,000	2,402,875

		4,816,687

Cable — 3.17%

Adelphia Communications Corporation 8.375%, due 02/01/08 (b)	250,000	233,125
Adelphia Communications Corporation 7.75%, due 01/15/09 (b)	50,000	46,500
Adelphia Communications Corporation 7.875%, due 05/01/09 (b) (o)	250,000	228,750
Adelphia Communications Corporation 9.375%, due 11/15/09 (b)	600,000	567,000
Adelphia Communications Corporation 10.875%, due 10/01/10 (b)	250,000	233,750
Charter Communications Holdings 8.625%, due 04/01/09 (o)	1,050,000	916,125
Charter Communications Holdings 10.75%, due 10/01/09	50,000	45,875
CSC Holdings Inc. 7.25%, due 07/15/08	200,000	208,000
CSC Holdings Inc. 8.125%, due 07/15/09	1,200,000	1,290,000
CSC Holdings Inc. 7.625%, due 04/01/11 (o)	2,050,000	2,157,625
DIRECTV Holdings 8.375%, due 03/15/13	1,475,000	1,711,000
General Cable Corporation 9.50%, due 11/15/10 (144A)	200,000	214,000
Mediacom LLC/Mediacom Capital Company 9.50%, due 01/15/13	1,125,000	1,192,500

		9,044,250

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Chemicals — 2.02%

Equistar Chemicals 10.625%, due 05/01/11	$1,100,000	$1,215,500
Equistar Chemicals 10.625%, due 05/01/11 (144A)	250,000	276,250
FMC Corporation 10.25%, due 11/01/09	1,050,000	1,228,500
Huntsman International 9.875%, due 03/01/09 (144A)	225,000	246,375
Nalco Company 7.75%, due 11/15/11 (144A)	1,100,000	1,177,000
Nalco Company 8.875%, due 11/15/13 (144A)	500,000	530,000
PCI Chemicals Canada Company 10.00%, due 12/31/08 (o)	253,742	229,636
Pioneer Americas Inc. 4.66%, due 12/31/06 (o) (v)	80,412	72,773
Westlake Chemical Corporation 8.75%, due 07/15/11 (144A)	720,000	788,400

		5,764,434

Consumer Products — 3.48%

Central Garden & Pet Company 9.125%, due 02/01/13	2,150,000	2,386,500
Chattem Inc. (Series B) 8.875%, due 04/01/08 (o)	784,000	807,520
Elizabeth Arden Inc. 11.75%, due 02/01/11 (o)	1,333,000	1,586,270
French Fragrances Inc. (Series B) 10.375%, due 05/15/07	525,000	543,155
Moore North America Finance Inc. 7.875%, due 01/15/11 (144A)	1,475,000	1,670,437
Sealy Mattress Company 9.875%, due 12/15/07 (o)	200,000	207,000
Sealy Mattress Company (Series B) 10.875%, due 12/15/07	2,625,000	2,723,437

		9,924,319

Consumer Services — 0.63%

Johnson Diversey Holdings Inc. 0%/10.67%, due 05/15/13 (c) (144A)	350,000	267,750
Johnson Diversey Inc. (Series B) 9.625%, due 05/15/12	1,375,000	1,533,125

		1,800,875

Containers/Packaging — 1.46%

Ball Corporation 6.875%, due 12/15/12	50,000	52,250
Owens-Brockway Glass Container 8.75%, due 11/15/12	1,175,000	1,308,656
Owens Illinois Inc. 8.10%, due 05/15/07(o)	350,000	368,813
Owens Illinois Inc. 7.35%, due 05/15/08 (o)	1,025,000	1,051,906
Owens Illinois Inc. 7.50%, due 05/15/10 (o)	475,000	487,469
Tekni-Plex Inc. 8.75%, due 11/15/13 (144A)	850,000	886,125

		4,155,219

	Principal Amount	Value

Electrical Equipment — 0.46%

BRL Universal Equipment 8.875%, due 02/15/08	$1,225,000	$1,313,813

Electronics — 0.54%

Flextronics International Ltd. 6.50%, due 05/15/13 (o)	200,000	207,000
Thomas & Betts Corporation 7.25%, due 06/01/13 (o)	1,300,000	1,339,000

		1,546,000

Energy — 7.04%

Calpine Corporation 8.50%, due 07/15/10 (144A)	425,000	414,375
Calpine Corporation 8.75%, due 07/15/13 (o) (144A)	975,000	950,625
CMS Energy Corporation 9.875%, due 10/15/07 (o)	650,000	724,750
CMS Energy Corporation 8.90%, due 07/15/08 (o)	600,000	651,000
CMS Energy Corporation 7.50%, due 01/15/09	825,000	849,750
CMS Energy Corporation 7.75%, due 08/01/10 (144A)	1,450,000	1,524,312
Cogentrix Energy Inc. 8.75%, due 10/15/08	875,000	881,563
El Paso Corporation 7.00%, due 05/15/11 (o)	1,050,000	968,625
Illinois Power Company 11.50%, due 12/15/10	2,700,000	3,240,000
Massey Energy Company 6.625%, due 11/15/10 (144A)	900,000	922,500
MSW Energy Holdings 8.50%, due 09/01/10 (144A)	1,675,000	1,825,750
NRG Energy Inc. 8.00%, due 12/15/13 (144A)	2,250,000	2,365,312
Peabody Energy Corporation 6.875%, due 03/15/13	250,000	263,750
PG&E Corporation 6.875%, due 07/15/08 (144A)	750,000	811,875
Reliant Resources Inc. 9.25%, due 07/15/10 (144A)	1,250,000	1,325,000
Reliant Resources Inc. 9.50%, due 07/15/13 (144A)	1,000,000	1,070,000
Teco Energy Inc. 7.50%, due 06/15/10	1,200,000	1,284,000

		20,073,187

Finance — 1.51%

Dollar Financial Group Inc. 9.75%, due 11/15/11 (144A)	1,725,000	1,785,375
Thornburg Mortgage Inc. 8.00%, due 05/15/13	2,400,000	2,520,000

		4,305,375

Food, Beverages & Tobacco — 5.01%

Canandaigua Brands Inc. 8.625%, due 08/01/06	550,000	610,500
Canandaigua Brands Inc. 8.50%, due 03/01/09 (o)	300,000	314,250

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Constellation Brands Inc. 8.00%, due 02/15/08	$150,000	$166,500
Constellation Brands Inc. 8.125%, due 01/15/12 (o)	470,000	514,650
Cott Beverages Inc. 8.00%, due 12/15/11	450,000	486,000
Delhaize America Inc. 7.375%, due 04/15/06	300,000	322,500
Delhaize America Inc. 8.125%, due 04/15/11	525,000	603,750
Dole Food Inc. 8.625%, due 05/01/09 (v)	1,175,000	1,289,563
Ingles Markets Inc. 8.875%, due 12/01/11	2,250,000	2,261,250
NBTY Inc. (Series B) 8.625%, due 09/15/07	1,000,000	1,025,000
PPC Escrow Corporation 9.25%, due 11/15/13 (144A)	525,000	543,375
Smithfield Foods Inc. 7.625%, due 02/15/08 (o)	2,230,000	2,252,300
Stater Brothers Holdings Inc. 10.75%, due 08/15/06	2,610,000	2,750,287
United Agriculture Products Inc. 8.25%, due 12/15/11 (144A)	150,000	154,125
Winn-Dixie Stores Inc. 8.875%, due 04/01/08 (o)	975,000	989,625

		14,283,675

Forest Products — 0.07%

Millar Western Forest Products Ltd 7.75%, due 11/15/13 (144A)	200,000	207,500

Gaming — 0.64%

Mohegan Tribal Gaming 8.125%, due 01/01/06	500,000	538,750
Mohegan Tribal Gaming 6.375%, due 07/15/09	1,075,000	1,109,938
Mohegan Tribal Gaming 8.375%, due 07/01/11	150,000	163,500

		1,812,188

Health Care — 2.25%

Advanced Medical Optics Inc. 9.25%, due 07/15/10	1,916,000	2,098,020
Beverly Enterprises Inc. 9.625%, due 04/15/09 (o)	1,000,000	1,102,500
Columbia/HCA Healthcare Corporation 7.25%, due 05/20/08	150,000	164,699
HCA Inc. 6.95%, due 05/01/12	800,000	857,770
Healthsouth Corporation 8.50%, due 02/01/08	950,000	912,000
Healthsouth Corporation 7.625%, due 06/01/12 (o)	900,000	841,500
Vicar Operating Inc. 9.875%, due 12/01/09	400,000	444,000

		6,420,489

Hotels & Restaurants — 9.50%

Boyd Gaming Corporation 7.75%, due 12/15/12 (o)	1,500,000	1,605,000

	Principal Amount	Value

Felcor Lodging Limited Partnership 9.50%, due 09/15/08	$1,650,000	$1,782,000
Felcor Lodging Limited Partnership 8.50%, due 06/01/11	700,000	759,500
Foodmaker Inc. 8.375%, due 04/15/08	1,975,000	2,064,270
Hilton Hotels Corporation 7.625%, due 05/15/08	1,875,000	2,085,937
HMH Properties Inc. 7.875%, due 08/01/08	450,000	468,000
Host Marriott 9.50%, due 01/15/07	1,200,000	1,335,000
Host Marriott 7.125%, due 11/01/13 (144A)	1,250,000	1,275,000
ITT Corporation 6.75%, due 11/15/05 (o)	500,000	525,000
John Q Hammons Hotels LP 8.875%, due 05/15/12	600,000	661,500
Mandalay Resort Group 10.25%, due 08/01/07 (o)	1,625,000	1,876,875
Meristar Hospitality Operating 9.125%, due 01/15/11 (o)	925,000	980,500
MGM Grand Inc. 9.75%, due 06/01/07	1,225,000	1,396,500
MGM Mirage Inc. 8.50%, due 09/15/10	1,100,000	1,262,250
Mirage Resorts Inc. 6.75%, due 08/01/07	550,000	585,750
Park Place Entertainment Corporation 9.375%, due 02/15/07	550,000	622,875
Park Place Entertainment Corporation 7.875%, due 03/15/10 (o)	850,000	941,375
Park Place Entertainment Corporation 8.125%, due 05/15/11 (o)	1,600,000	1,794,000
Starwood Hotels Resorts 7.375%, due 05/01/07	400,000	432,000
Starwood Hotels Resorts 7.875%, due 05/01/12	1,950,000	2,193,750
Station Casinos Inc. 8.875%, due 12/01/08	1,000,000	1,035,000
Station Casinos Inc. 9.875%, due 07/01/10 (o)	550,000	605,000
Yum Brands Inc. 7.70%, due 07/01/12	700,000	805,875

		27,092,957

Machinery — 3.15%

Briggs & Stratton Corporation 8.875%, due 03/15/11	2,350,000	2,761,250
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	1,300,000	1,456,000
Case New Holland Inc. 9.25%, due 08/01/11 (144A)	475,000	532,000
Flowserve Corporation 12.25%, due 08/15/10 (o)	1,683,000	1,952,280

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Navistar International Corporation (Series B) 8.00%, due 02/01/08 (o)	$450,000	$462,375
Teekay Shipping Corporation 8.875%, due 07/15/11	1,600,000	1,816,000

		8,979,905

Manufacturing — 0.89%

Rayovac Corporation 8.50%, due 10/01/13	1,775,000	1,881,500
Transdigm Inc. 8.375%, due 07/15/11	250,000	265,938
United States Steel Corporation 10.75%, due 08/01/08	325,000	380,250

		2,527,688

Media — 1.48%

Corus Entertainment Inc. 8.75%, due 03/01/12	2,650,000	2,915,000

Imax Corporation 9.625%, due 12/01/10 (144A)	1,250,000	1,314,063

		4,229,063

Medical Instruments — 1.11%

Apogent Technologies Inc 6.50%, due 05/15/13	250,000	260,625
Fisher Scientific International Inc. 8.125%, due 05/01/12 (o)	1,520,000	1,630,200
Medex Inc. 8.875%, due 05/15/13 (144A)	1,200,000	1,290,000

		3,180,825

Medical Services — 2.06%

AmerisourceBergen Corporation 8.125%, due 09/01/08	650,000	732,875
AmerisourceBergen Corporation 7.25%, due 11/15/12	250,000	269,375
NDCHealth Corporation 10.50%, due 12/01/12	1,500,000	1,687,500
Quintiles Transnational Corporation 10.00%, due 10/01/13 (144A)	1,350,000	1,458,000
Tenet Healthcare Corporation 7.375%, due 02/01/13	650,000	653,250
Triad Hospitals Holdings Inc. 8.75%, due 05/01/09	200,000	216,750
Warner Chilcott Inc. 12.625%, due 02/15/08	800,000	852,000

		5,869,750

Metals & Mining — 2.66%

Alaska Steel Corporation 7.875%, due 02/15/09	800,000	702,000
Alaska Steel Corporation 7.75%, due 06/15/12	100,000	85,500
Dresser Inc. 9.375%, due 04/15/11	1,700,000	1,848,750
Dynegy Holdings Inc. 9.875%, due 07/15/10 (144A)	250,000	281,250
Dynegy Holdings Inc. 10.125%, due 07/15/13 (144A)	250,000	287,500
Steel Dynamics Inc 9.50%, due 03/15/09 (144A)	225,000	249,750

	Principal Amount	Value

Steel Dynamics Inc. 9.50%, due 03/15/09 (o)	$1,100,000	$1,221,000
Williams Companies Inc. 8.625%, due 06/01/10	725,000	813,813
Williams Companies Inc. 7.125%, due 09/01/11	1,975,000	2,088,562

		7,578,125

Misc. Financial Services — 1.19%

Ford Motor Credit Company 6.50%, due 01/25/07 (o)	650,000	692,396
Ford Motor Credit Company 7.25%, due 10/25/11	600,000	650,738
Pemex Project Funding Master Trust 9.125%, due 10/13/10 (o)	1,300,000	1,543,750
Ucar Finance Inc. 10.25%, due 02/15/12	450,000	517,500

		3,404,384

Oil Services — 4.77%

ANR Pipeline Company 8.875%, due 03/15/10	375,000	421,875
Chesapeake Energy Corporation 8.375%, due 11/01/08	550,000	605,000
Chesapeake Energy Corporation 8.125%, due 04/01/11	800,000	888,000
Ferrellgas Partner 8.75%, due 06/15/12	600,000	660,000
Grant Prideco Inc. 9.625%, due 12/01/07	575,000	644,000
Grant Prideco Inc. 9.00%, due 12/15/09	200,000	220,500
Hanover Compressor Company 0%/11.00%, due 03/31/07 (c)	400,000	294,000
Hanover Equipment Test 8.75%, due 09/01/11	2,150,000	2,279,000
Key Energy Services Inc. 8.375%, due 03/01/08	800,000	856,000
Nuevo Energy Company 9.50%, due 06/01/08	554,000	580,315
Paramount Resources Ltd. 7.875%, due 11/01/10	675,000	671,625
Pioneer Natural Resources Company 9.625%, due 04/01/10	3,000,000	3,733,260
Southern Natural Gas Company 8.875%, due 03/15/10	1,075,000	1,209,375
Universal Compression Inc. 7.25%, due 05/15/10	250,000	260,000
Westport Resources Corporation 8.25%, due 11/01/11	250,000	275,000

		13,597,950

Paper & Forest Products — 2.27%

Bowater Inc. 6.50%, due 06/15/13 (o)	1,075,000	1,043,295
Buckeye Technologies Inc. 8.00%, due 10/15/10	130,000	127,400
Buckeye Technologies Inc. 8.50%, due 10/01/13	1,100,000	1,177,000
Georgia Pacific Corporation 8.875%, due 02/01/10	400,000	456,000

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Georgia Pacific Corporation 8.125%, due 05/15/11 (o)	$1,450,000	$1,595,000
Georgia Pacific Corporation 9.50%, due 12/01/11 (o)	1,800,000	2,088,000

		6,486,695

Pharmaceuticals — 1.12%

AdvancePCS 8.50%, due 04/01/08	1,350,000	1,464,750
Biovail Corporation 7.875%, due 04/01/10	1,700,000	1,734,000

		3,198,750

Printing & Publishing — 3.44%

American Media Operations Inc. 8.875%, due 01/15/11	375,000	406,875
CBD Media LLC / CBD Finance Inc. 8.625%, due 06/01/11 (144A)	500,000	550,000
Dex Media East 9.875%, due 11/15/09	575,000	658,375
Dex Media East 12.125%, due 11/15/12	1,500,000	1,845,000
Dex Media Inc. 8.00%, due 11/15/13 (144A)	1,250,000	1,312,500
Dex Media West 9.875%, due 08/15/13	1,525,000	1,772,812
Houghton Mifflin Company 8.25%, due 02/01/11	1,425,000	1,524,750
Nebraska Book Company Inc. 8.75%, due 02/15/08	550,000	569,250
Primedia Inc. 8.875%, due 05/15/11 (o)	1,125,000	1,186,875

		9,826,437

Retail — 6.28%

Amerigas Partners / Amerigas Eagle Finance Corporation 8.875%, due 05/20/11	1,250,000	1,375,000
Asbury Automotive Group Inc. 8.00%, due 03/15/14 (144A)	750,000	753,750
Buhrmann U.S. Inc. 12.25%, due 11/01/09 (o)	575,000	644,000
Cole National Group Inc. 8.625%, due 08/15/07	1,770,000	1,805,400
Gap Inc. 8.80%, due 12/15/08 (o)	1,900,000	2,341,750
Hines Nurseries Inc. 10.25%, due 10/01/11 (144A)	350,000	381,500
Michaels Stores Inc. 9.25%, due 07/01/09	2,800,000	3,090,500
Payless Shoesource Inc. 8.25%, due 08/01/13 (o)	550,000	529,375
Penney (JC) Company Inc. 6.00%, due 05/01/06 (o)	375,000	378,750
Penney (JC) Company Inc. 8.00%, due 03/01/10	1,025,000	1,174,906
Penney (JC) Company Inc. 7.65%, due 08/15/16	1,025,000	1,123,656
Penney (JC) Company Inc. 7.95%, due 04/01/17	525,000	596,531
Penney (JC) Company Inc. 8.25%, due 08/15/22 (o)	1,237,000	1,278,749

	Principal Amount	Value

Petco Animal Supplies Inc. 10.75%, due 11/01/11	$1,600,000	$1,872,000
Saks Inc. 8.25%, due 11/15/08 (o)	525,000	582,750

		17,928,617

Security & Investigation Services — 0.33%

Corrections Corporation of America 7.50%, due 05/01/11 (144A)	900,000	945,000

Semiconductors — 0.70%

Amkor Technology Inc. 7.75%, due 05/15/13 (o)	1,875,000	2,010,938

Telecommunications — 5.24%

Accident Escrow Corporation 10.00%, due 08/01/11 (144A)	2,000,000	2,230,000
Block Communications Inc. 9.25%, due 04/15/09	1,475,000	1,585,625
Crown Castle International Corporation 9.375%, due 08/01/11 (o)	350,000	388,500
Crown Castle International Corporation 10.75%, due 08/01/11	350,000	393,750
Crown Castle International Corporation 7.50%, due 12/01/13 (144A)	900,000	904,500
Intermedia Communications Inc. (Series B) 11.25%, due 07/15/07 (b)	150,000	128,250
Intermedia Communications Inc. (Series B) 8.50%, due 01/15/08 (b)	300,000	267,000
Nextel Communications 9.375%, due 11/15/09 (o)	800,000	872,000
Panamsat Corporation 8.50%, due 02/01/12	2,025,000	2,247,750
Pathnet Inc. 12.25%, due 04/15/08 (b)(m)	250,000	125
Qwest Capital Funding Inc. 7.25%, due 02/15/11 (o)	400,000	394,000
Qwest Corporation 8.875%, due 03/15/12 (144A)	525,000	602,438
Qwest Services Corporation 13.50%, due 12/15/10 (144A)	3,426,000	4,162,590
Telecorp PCS Inc. 10.625%, due 07/15/10	472,000	551,734
Worldcom Inc. 7.50%, due 05/15/11 (b)	650,000	217,750

		14,946,012

Travel/Entertainment/Leisure — 0.07%

Bombardier Recreational Products 8.375%, due 12/15/13 (144A)	200,000	209,000

Utilities — 1.19%

AES Corporation 9.50%, due 06/01/09	1,375,000	1,524,531
AES Corporation 9.375%, due 09/15/10	250,000	277,188

ANNUAL REPORT

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares or Principal Amount	Value

AES Corporation 8.875%, due 02/15/11	$600,000	$654,000
AES Corporation 8.75%, due 05/15/13 (144A)	850,000	949,875

		3,405,594

Waste Management — 1.80%

Allied Waste North America Inc. 7.625%, due 01/01/06	1,725,000	1,815,562
Allied Waste North America Inc. 8.875%, due 04/01/08	750,000	840,000
Allied Waste North America Inc. 7.875%, due 01/01/09	925,000	964,313
Allied Waste North America Inc. 10.00%, due 08/01/09 (o)	1,225,000	1,323,000
Allied Waste North America Inc. (Series B) 7.375%, due 01/01/04 (o)	200,000	200,000

		5,142,875

Wireless Communications — 0.49%

Dobson Communications Corporation 8.875%, due 10/01/13 (144A)	1,375,000	1,392,187
Voicestream Wireless Corporation 10.375%, due 11/15/09	647	721

		1,392,908

Total Domestic Corporate Bonds
(Identified cost $239,323,361)		257,898,629

Convertible Corporate Bonds — 0.66%

Wireless Communications — 0.66%

Nextel Communications 5.25%, due 01/15/10	1,850,000	1,877,750

Total Convertible Corporate Bonds
(Identified cost $1,503,463)		1,877,750

Domestic Stocks and Warrants — 0.48%

Chemicals — 0.05%

Pioneer Companies Inc. (Common Stock) (a)	16,408	133,725

Communications — 0.00%

Globalstar Telecommunications (Wts) (a) (d) (m) (144A)	700	—
Loral Space & Communication Ltd. (Wts) (a)	850	7
Loral Space & Communications (Wts) (a) (m)	5,584	—
XO Communications Inc. (a) (o)	960	5,520
XO Communications Inc. (Series A) (Wts) (a)	1,922	3,748
XO Communications Inc. (Series B) (Wts) (a)	1,441	2,450

	Number of Shares or Principal Amount	Value

XO Communications Inc. (Series C) (Wts) (a)	1,441	$1,585

		13,310

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (a)	500	198

Electronics — 0.00%

Axiohm Transaction Solutions (Common Stock) (a)(d)(m)	4,056	—

Health Care — 0.29%

Dade Behring Holdings Inc. (Common Stock) (a)	23,333	833,921

Medical Instruments — 0.03%

Charles River Labs Inc. (Wts) (a)	350	77,619

Misc. Financial Services — 0.06%

Leucadia National Corporation Common (o)	3,614	166,594

Telecommunications — 0.05%

E. Spire Communications Inc. (Wts) (a)(d)(m)(144A)	800	—
Flag Telecom Group (Common Stock) (a)	1,460	138,160
Nextlink Communications (Escrow Shares) (a)(d)(m)	250,000	—
Pathnet Inc. (Wts) (a)(d)(m)(144A)	250	—
Williams Communications Group (Escrow Shares) (a)(d)(m)	750,000	—
Wiltel Communications (a)(d)(m)	8,519	—

		138,160

Wireless Communications — 0.00%

Leap Wireless International Inc. (Wts) (a)(d)(m)(144A)	5,000	—

Total Domestic Stocks and Warrants
(Identified cost $3,525,525)		1,363,527

Foreign Bonds — 5.13%

Broadcasting — 1.02%

Grupo Televisa 8.00%, due 09/13/11	$2,600,000	2,908,750

Energy — 0.10%

YPF Sociedad Anonima 9.125%, due 02/24/09 (o)	250,000	274,375

Finance — 0.18%

PDVSA Finance Ltd. 9.375%, due 11/15/07 (o)	500,000	521,250

Government Bond — 0.37%

United Mexican States 8.625%, due 03/12/08	300,000	353,250
United Mexican States 9.875%, due 02/01/10 (o)	550,000	694,375

		1,047,625

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Shares or Principal Amount	Value

Manufacturing — 0.56%

Tyco International Group 6.375%, due 10/15/11	$1,500,000	$1,603,125

Oil Services — 0.49%

Petroleos Mexicano 9.375%, due 12/02/08	1,175,000	1,398,250

Telecommunications — 1.15%

Rogers Cantel Inc. 8.80%, due 10/01/07 (o)	2,075,000	2,132,063
Telewest Communications 11.00%, due 10/01/07 (b)	250,000	162,500
Telewest Communications 0%/9.25%, due 04/15/09 (b)(c)(o)	1,500,000	780,000
Telewest Communications 9.875%, due 02/01/10 (b)(o)	350,000	217,000

		3,291,563

Transportation — 0.16%

TBS Shipping International Ltd. 10.00%, due 02/08/08 (d)(m)	288,239	83,589
TFM 10.25%, due 06/15/07	350,000	365,750

		449,339

Travel/Entertainment/Leisure — 0.75%

Royal Caribbean Cruises Ltd. 8.00%, due 05/15/10 (o)	1,975,000	2,152,750

Wireless Communications — 0.35%

Rogers Wireless Inc. 9.625%, due 05/01/11	825,000	985,874

Total Foreign Bonds
(Identified cost $14,563,883)		14,632,901

Foreign Stocks and Warrants — 0.00%

Transportation — 0.00%

TBS Shipping International Ltd. (Wts) (a)(d)(m)	2,807	—
TBS Shipping International Ltd. (Wts) (a)(d)(m)	3,311	—
TBS Shipping International Ltd. (Common Stock) (Class C) (a)(d)(m)	6,818	—
TBS Shipping International Ltd. (Preferred Stock) (a)(d)(m)	8,101	—
TBS Shipping International Ltd. (Wts) (a)(d)(m)	12,063	—

Total Foreign Stocks and Warrants
(Identified cost $0)		—

U.S. Treasury Notes — 0.17%

U. S. Treasury Notes — 0.17%

4.625%, due 05/15/06	450,000	476,930

Number of Shares/Units or Principal Amount		Value

Total U.S. Treasury Notes
(Identified cost $458,615)		$476,930

Other Investments — 14.65%

Securities Lending Quality Trust (y)	41,794,778	41,794,778

Total Other Investments
(Identified cost $41,794,778)		41,794,778

Repurchase Agreement — 1.24%

State Street Bank & Trust Repurchase Agreement 0.70%, due 01/02/04 Proceeds $3,537,137 Collateral: U.S Treasury Bond $3,555,000, 2.875% due 06/30/04, Value $3,612,768	$3,537,000	3,537,000

Total Repurchase Agreement
(Identified cost $3,537,000)		3,537,000

Total Investments
(Identified cost $304,706,624)		$321,581,515

Other Assets Less Liabilities — (12.73)%		(36,306,902)

Net Assets — 100%		$285,274,613

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Fund has ceased accrual of interest.
(c)	Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.
(d)	Security is fair valued at December 31, 2003.
(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(v)	Variable interest rate security; Interest rate is as of December 31, 2003.
(y)	Represents investment of cash collateral received from securities on loan (see note 6).
(Wts)	Warrants — Warrants entitle the Fund to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

See notes to financial statements.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MONY Capital Management, Inc. (“MONY Capital”) is subadviser to the Enterprise Short Duration Bond Fund. MONY Capital manages approximately $12.8 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Short Duration Bond Fund is current income with reduced volatility of principal.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 2.96%. The Fund outperformed its benchmark, the Lehman Brothers 1-3 Year Government/Credit Index, which returned 2.19%. In contrast, the Fund underperformed its peer group, the Lipper Short-Intermediate Investment Grade Debt Funds Index, which returned 3.85%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	11/30/02- 12/31/03**
With Sales Charge	-0.61%	-0.26%
Without Sales Charge	2.96%	3.04%
Lehman Brothers 1-3 Year Government/Credit Index*	2.19%	3.03%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.85%	5.20%

Class C	1-Year	11/30/02- 12/31/03**
With Sales Charge	0.21%	1.33%
Without Sales Charge	2.21%	2.26%
Lehman Brothers 1-3 Year Government/Credit Index*	2.19%	3.03%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.85%	5.20%

Class B	1-Year	11/30/02- 12/31/03**
With Sales Charge	-2.78%	-1.42%
Without Sales Charge	2.22%	2.27%
Lehman Brothers 1-3 Year Government/Credit Index*	2.19%	3.03%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.85%	5.20%

Class Y	1-Year	11/30/02- 12/31/03**
Annualized Return	3.28%	3.35%
Lehman Brothers 1-3 Year Government/Credit Index*	2.19%	3.03%
Lipper Short-Intermediate Investment Grade Debt Funds Index*	3.85%	5.20%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers 1-3 Year Government/Credit Index is a subset of the Lehman Brother's Government/Credit Index. It includes all government and investment-grade corporate bonds with maturities from one to three years. It includes reinvested interest and does not include any management fees or expenses. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper Short-Intermediate Investment Grade Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper Short-Intermediate Investment Grade Debt Funds Index replaces the Lipper Short Investment Grade Bond Funds Index as the narrow-based benchmark as it more appropriately reflects the Fund's narrow-based market. During 2003, an investment in the above hypothetical account for the Enterprise Short Duration Bond Fund increased by $287, or 2.96%, compared to an increase of $267, or 2.65%, in the Lipper Short Investment Grade Bond Funds Index and an increase of $391, or 3.85%, in the Lipper Short-Intermediate Investment Grade Bond Funds Index. One cannot invest in an index.

**Since inception, 11/29/02, the average annual return for Class A Shares is -0.26% with sales charge and 3.04% without sales charge as of 12/31/03. Since inception, 11/29/02, the average annual return for Class B Shares is -1.42% with sales charge and 2.26% without sales charge as of 12/31/03. Since inception, 11/29/02, the average annual return for Class C Shares is 1.32% with sales charge and 2.26% without sales charge as of 12/31/03. Since inception, 11/29/02, the average annual return for Class Y Shares is 3.34% as of 12/31/03.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

Interest rates generally moved lower during the first half of the year, but reversed sharply higher in mid-summer on renewed confidence of an economic recovery. The last four months displayed a relatively stable rate environment. Throughout the period, the market became more comfortable with, and rewarded, riskier non-U.S. government fixed-income instruments such as corporate and asset-backed securities.

What strategies affected Fund performance during the period?

Over the course of the year, MONY Capital followed their core strategy of surveying all subsectors of the short-duration investment-grade bond market to find the best relative value. Early in the year, MONY Capital found the best value in the corporate securities market. However, as the year progressed and corporate securities increased in price, MONY Capital shifted their focus to the securitized asset-backed and mortgage-backed market. MONY Capital has also tried to overweight floating-rate instruments, and keep duration short, in anticipation of higher interest rates over the next several quarters.

What changes were made to the Fund over the period?

The Fund’s duration was maintained slightly on the shorter side of its target range, reflecting MONY Capital’s view that interest rates are beginning to respond to the anticipated economic recovery. Incremental acquisitions were made in the home-mortgage and credit-card subsectors of the asset-backed securities market.

There are specific risks associated with the types of bonds held in the Fund, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds — 31.45%

Airlines — 1.40%

Delta Air Lines Inc. 1.911%, due 01/25/08 (v)	$381,703	$383,848

Banking — 1.80%

Wells Fargo & Company 3.12%, due 08/15/08	500,000	493,940

Finance — 16.00%

CIT Group Holdings Inc. 6.625%, due 06/15/05	300,000	320,456
CIT Group Inc. 2.47%, due 09/20/04 (v)	250,000	252,123
Ford Motor Credit Company 6.70%, due 07/16/04	250,000	256,423
General Motors Acceptance Corporation 6.85%, due 06/17/04	250,000	255,889
General Motors Acceptance Corporation 3.18%, due 03/04/05 (v)
	250,000	253,899
General Motors Acceptance Corporation 4.50%, due 07/15/06
	1,000,000	1,028,763
Household Finance Corporation 5.875%, due 09/25/04
	200,000	206,509
International Lease Finance Corporation 5.12%, due 06/01/05
	250,000	260,967
Principal Financial Group Australia 7.95%, due 08/15/04 (144A)
	1,500,000	1,550,484

		4,385,513

Food, Beverages & Tobacco — 0.94%

Tyson Foods Inc. 6.625%, due 10/01/04
	250,000	256,885

Forest Products — 0.95%

Weyerhaeuser Company 5.50%, due 03/15/05
	250,000	260,264

Media — 2.88%

AOL Time Warner Inc. 5.625%, due 05/01/05
	500,000	523,396
Walt Disney Company 7.30%, due 02/08/05
	250,000	265,112

		788,508

Metals & Mining — 0.91%

Alcan Aluminum Corporation 1.43%, due 12/08/04 (v)
	250,000	249,346

Multi-Line Insurance — 1.87%

Metlife Inc. 3.911%, due 05/15/05	500,000	514,192

Utilities — 2.74%

Northern States Power Company 2.875%, due 08/01/06
	750,000	752,840

	Principal Amount	Value

Wireless Communications — 1.96%

Cingular Wireless 5.625%, due 12/15/06
	$500,000	$536,330

Total Domestic Corporate Bonds
(Identified cost $8,522,016 )		8,621,666

Domestic Asset-Backed Securities — 36.19%

Banking — 1.50%

Countrywide Home Loans Inc., Series 2001-1, Class MV2 2.091%, due 07/25/31 (v)
	250,000	251,008
Provident Bank Home Equity Loan Trust, Series 1996-2, Class A2 1.381%, due 01/25/28 (v)
	159,016	158,940

		409,948

Finance — 22.24%

Asset Backed Funding Certificates, Series 2001-AQ1, Class M1r 6.863%, due 05/20/32
	1,625,000	1,670,779
Atherton Franchise Loan Funding, Series 1998-A, Class A2 6.72%, due 08/15/10 (144A)
	667,462	659,359
Bayview Financial Property Trust, Series 2003-CA, Class M2 3.141%, due 06/28/33 (v)(144A)
	750,000	759,404
Capital One Multi Asset, Series 2003-C1, Class C1 3.713%, due 03/15/11 (v)	250,000	258,007
Capital One Multi Asset, Series 2003-C2, Class C2 4.32%, due 04/15/09	250,000	254,964
Chase Credit Card Owner Trust, Series 2001-4, Class C 2.063%, due 11/17/08 (v) (144A)	750,000	755,274
Circuit City Credit Card Master Trust, Series 2003-2, Class CTFS 5.163%, due 04/15/11 (v) (144A)	600,000	606,749
Citibank Credit Card Issuance Trust, Series 2002-C3, Class C3 2.31%, due 12/15/09 (v)	220,000	224,203
First National Master Note Trust, Series 2003-1, Class C 2.763%, due 08/15/08 (v)	500,000	506,554
Ford Credit Auto Owner Trust, Series 2003-A, Class B2 1.573%, due 08/15/07 (v)	250,000	251,203
GE Business Loan Trust, Series 2003-2A, Class C 2.804%, due 11/15/31 (v) (144A)	150,000	150,252

		6,096,748

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Medical Services — 0.29%

DVI Receivables XIX LLC, Series 2003-1, Class D1 3.07%, due 03/14/11 (m) (v)	$160,268	$80,134

Misc. Financial Services — 12.16%

Ameriquest Mortgage Securities Inc., Series 2003-6, Class M1 1.901%, due 05/25/33 (v)	600,000	603,446
Amresco Residential Securities, Series 1998-2, Class M1F 6.745%, due 06/25/28	184,419	190,111
Credit Suisse First Boston Mortgage, Series 2002-5, Class A3 1.661%, due 05/25/33 (v)	179,876	180,498
Green Tree Financial Corporation, Series 1997-1, Class A5 6.86%, due 03/15/28	201,621	208,365
Hedged Mutual Fund Fee Trust, Series 2003-1A, Class 1 3.99%, due 11/30/10 (v)(144A)	836,437	837,148
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 1 3.89%, due 03/02/11 (v)(144A)	225,034	225,169
Hedged Mutual Fund Fee Trust, Series 2003-2, Class 2 4.84%, due 03/02/11 (v)(144A)	460,114	452,476
Lehman Manufactured Housing, Series 2001-B, Class A3 4.35%, due 05/15/14	228,031	221,165
Long Beach Mortgage Loan Trust, Series 2003-1, Class M1 2.061%, due 03/25/33 (v)	250,000	252,808
Structured Asset Securities Corporation, Series 2002-BC10, Class A3 1.571%, due 01/25/33 (v)	162,974	163,251

		3,334,437

Total Domestic Asset-Backed Securities
(Identified cost $9,975,183)		9,921,267

Collateralized Mortgage Obligations — 14.31%

Bank of America Mortgage Securities Inc., Series 2003-B, Class 2A2 4.413%, due 03/25/33	571,194	579,433
Bank of America Mortgage Securities, Series 2003-I, Class 1A1 3.353%, due 10/25/33 (v)	1,106,847	1,114,509
Bayview Commercial Asset Trust, Series 2003-1, Class B 5.601%, due 03/25/33 (v)(144A)	228,848	229,225
FFCA Secured Lending Corporation, Series 1998-1, Class A1B 6.73%, due 07/18/13 (144A)	420,391	429,541

	Principal Amount	Value

Granite Mortgages, Series 2003-1, Class B 1.59%, due 01/20/43 (v)	$250,000	$249,791
Sequoia Mortgage Trust, Series 6, Class A 1.47%, due 04/19/27 (v)	303,457	308,396
Washington Mutual Mortgage, Series 2003-AR3, Class A3 3.567%, due 04/25/33	1,000,000	1,010,764

Total Collateralized Mortgage Obligations
(Identified cost $3,884,342)		3,921,659

Foreign Asset Backed Securities — 0.92%

Misc. Financial Services — 0.92%

Fusion Capital Limited, Series 1A, Class NOTE 1.92%, due 09/19/12 (v)(144A)	250,000	253,418

Total Foreign Asset Backed Securities
(Identified cost $250,000)		253,418

Agency Obligations — 10.39%

Freddie Mac — 1.61%

6.00%, due 07/15/28	439,187	441,568

Fannie Mae — 8.78%

5.50%, due 05/02/06	1,000,000	1,069,789
2.75%, due 08/11/06	500,000	500,259
4.664%, due 11/01/09	827,804	836,600

		2,406,648

Total Agency Obligations
(Identified cost $2,863,384)		2,848,216

Short-Term Investments— 3.90%

Freddie Mac — 3.90%

1.03%, due 01/15/04	670,000	669,732
1.03%, due 02/12/04	400,000	399,519

Total Short-Term Investments
(Identified cost $1,069,251)		1,069,251

Repurchase Agreement — 1.80%

State Street Bank & Trust Repurchase Agreement 0.70%, due 01/02/04 Proceeds $492,019 Collateral: U.S. Treasury Bond $370,000, 8.125% due 05/15/21, Value $511,706	492,000	492,000

Total Repurchase Agreement
(Identified cost $492,000)		492,000

ANNUAL REPORT

Enterprise Short Duration Bond Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

Value

Total Investments
(Identified cost $27,056,176)	$27,127,477

Other Assets Less Liabilities — 1.04%	284,075

Net Assets — 100%	$27,411,552

(m)	Illiquid security.
(v)	Variable interest rate security; interest rate is as of December 31, 2003.
(144A)	— The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

www.enterprisefunds.com

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

MBIA Capital Management Corp. (“MBIA”) is subadviser to the Enterprise Tax-Exempt Income Fund. MBIA manages approximately $35 billion for institutional clients, and its normal investment minimum is $10 million.

Investment Objective

The investment objective of the Enterprise Tax-Exempt Income Fund is a high level of current income exempt from federal income tax, with consideration given to preservation of principal.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 4.43%. The Fund underperformed its benchmark, the Lehman Brothers Municipal Bond Index, which returned 5.32%. The Fund underperformed its peer group, the Lipper General Municipal Debt Funds Index, which returned 5.34%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	5-Year	10-Year
With Sales Charge	-0.55%	3.78%	4.34%
Without Sales Charge	4.43%	4.79%	4.85%
Lehman Brothers Municipal Bond Index*	5.32%	5.83%	6.03%
Lipper General Muni Debt Funds Index*	5.34%	4.90%	5.30%

Class C	1-Year	5-Year	05/01/97- 12/31/03
With Sales Charge	1.87%	4.01%	4.71%
Without Sales Charge	3.88%	4.22%	4.87%
Lehman Brothers Municipal Bond Index*	5.32%	5.83%	6.63%
Lipper General Muni Debt Funds Index*	5.34%	4.90%	5.84%

Class B	1-Year	5-Year	05/01/95- 12/31/03
With Sales Charge	-1.22%	3.88%	4.99%
Without Sales Charge	3.78%	4.22%	4.99%
Lehman Brothers Municipal Bond Index*	5.32%	5.83%	6.78%
Lipper General Muni Debt Funds Index*	5.34%	4.90%	6.06%

Class Y	1-Year	5-Year	11/30/98- 12/31/03**
Average Annual Return	4.83%	5.27%	5.21%
Lehman Brothers Municipal Bond Index*	5.32%	5.83%	5.78%
Lipper General Muni Debt Funds Index*	5.34%	4.90%	4.85%

The performance of Classes B, C, and Y will vary from the performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes by a shareholder. Past performance is no guarantee of future results. The investment returns and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers Municipal Bond Index is an unmanaged index of approximately 1,100 investment grade tax-exempt bonds classified into four sectors—general obligation, revenue, insured, and pre-refunded. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper General Municipal Funds Index is an unmanaged index of the 30 largest funds, based on year-end net asset value, in the Lipper General Municipal Debt Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index. The inception returns in the Class B category for the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index reflect the average annual returns from 4/30/1995 to 12/31/2003. The inception returns in the Class C category for the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Funds Index reflect the average annual returns from 4/30/1997 to 12/31/2003.

**Since inception, 11/17/98, the average annual return for Class Y shares is 5.29% as of 12/31/03.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

There was major volatility over the course of the year in which the U.S. started and finished a war, deflation fears arose, the 10-year treasury hit a 45 year low, the 10-year endured the most dramatic sell-off in 25 years, third quarter GDP came in at its highest level in 20 years and the economy appears to have recuperated from recession. For such a newsworthy year, municipal yields along the curve were only lower by year-end.

What strategies affected Fund performance during the period?

MBIA employed a duration shortening strategy for the Fund and decided to reallocate funds to better replicate the Lehman Brothers Municipal Bond Index. With budget deficits and muted prospects for a balanced budget, MBIA avoided adding any California General Obligation bonds to the Fund and looked to improve the overall credit quality of the Fund.

What changes were made to the Fund over the period?

MBIA shortened the duration of the Fund in the first quarter from 2% shorter than the Lehman Brothers Municipal Bond Index to 5% shorter in anticipation of an increasing interest rate environment (a result of monetary and fiscal stimulus and recovering U.S. economy). MBIA smoothed out the duration bucket distribution of the Fund, better replicating the Index. The Fund maintained a slight over allocation to the 10-20 year part of the yield curve, which benefited the Fund. MBIA was able to take advantage of the second and third quarter volatility in the markets by improving the credit quality and the call structure of the Fund.

Depending on an investor’s specific situation, distributions from this Fund may, at times, be subject to ordinary income, alternative minimum and capital gains taxes. State and local taxes may apply.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Municipal Bonds — 98.63%

Alabama — 3.65%

Alabama Housing Finance Authority Single Family Mortgage Revenue Series A-1 6.55% due 10/01/14	$155,000	$158,748
Mobile Alabama Water & Sewer (FGIC Insured) 5.25% due 01/01/18	1,000,000	1,087,760

		1,246,508

Arizona — 6.69%

Mesa Arizona Utility Systems Revenue Refunding Series A (FGIC Insured) 5.00% due 07/01/15	1,000,000	1,123,480
Salt River Project Arizona Agricultural Improvement & Power District Electric Systems Series D 6.00% due 01/01/09	1,000,000	1,162,370

		2,285,850

California — 6.13%

California State General Obligation Bonds 5.125% due 06/01/25	500,000	497,100
Hacienda La Puente California School District (FSA) 2000 Series B 5.25% due 08/01/23	1,500,000	1,595,580

		2,092,680

Colorado — 5.39%

Colorado Department Transport Revenue (pre-refunded to 06/15/10 at $100.50) Anticipation Notes (AMBAC Insured) 6.00% due 06/15/15 (w)	1,000,000	1,195,490
Colorado Health Facilities Authority Revenue (Catholic Health Initiatives) 5.50% due 09/01/16	600,000	645,402

		1,840,892

Florida — 3.17%

Tampa Florida Water & Sewer Revenue Refunding Series A 5.25% due 10/01/19	1,000,000	1,082,260

Georgia — 1.66%

Georgia Municipal Electric Authority Power Revenue General Series A (FSA Insured) 5.25% due 01/01/13	500,000	565,925

Illinois — 8.57%

Chicago Illinois Skyway Toll Bridge (AMBAC Insured) 5.50% due 01/01/31	1,000,000	1,072,290
Cook County Illinois Series A (FGIC Insured) 5.125% due 11/15/26	1,000,000	1,020,500

	Principal Amount	Value

Metropolitan Pier & Exposition Illinois McCormick Place Exploration Project (FGIC Insured) 5.25% due 12/15/28	$800,000	$836,520

		2,929,310

Indiana — 3.13%

Indiana Board Bank Common School Fund Advanced Purchase Funding (AMBAC Insured) 5.00% due 02/01/06	1,000,000	1,067,450

Louisiana — 3.30%

Jefferson Parish Louisiana Drainage Sales Refunding (AMBAC Insured) 5.00% due 11/01/10	1,000,000	1,125,820

Michigan — 7.45%

Grand Rapids & Kent County Michigan Joint Building Authority 5.25% due 12/01/11	500,000	572,310
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund 5.50% due 10/01/08	700,000	798,931
Michigan Municipal Bond Authority Revenue Clean Water Revolving Fund (pre-refunded to 10/01/09 at $101) 5.75% due 10/01/16 (w)	1,000,000	1,175,430

		2,546,671

Missouri — 3.40%

Missouri State Health & Educational Facilities Authority St. Louis University 5.50% due 10/01/15	1,000,000	1,161,540

Nevada — 7.14%

Clark County Nevada School District Refunding (FSA Insured) 5.50% due 06/15/13	1,300,000	1,502,462
Clark County School District Series A (MBIA Insured) 7.00% due 06/01/11	750,000	937,807

		2,440,269

New York — 3.37%

New York State Dormitory Authority Series A (FGIC Insured) (pre-refunded to 07/01/10 at $100) 5.25% due 07/01/30 (w)	1,000,000	1,151,430

Ohio — 9.64%

Hamilton County Ohio Sales Tax Football Project B (MBIA Insured) 5.00% due 12/01/27	1,000,000	1,019,570
Ohio State Building Authority State Facilities Arts Building 5.00% due 04/01/15	1,045,000	1,149,960

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value
Ohio State Higher Education Capital Facilities Senior II A 5.50% due 12/01/07	$1,000,000	$1,125,140

		3,294,670

Pennsylvania — 4.82%

Central Bucks Pennsylvania School District (MBIA Insured) 5.00% due 05/15/14	1,000,000	1,108,260
Erie Pennsylvania Series E (FGIC Insured) 5.125% due 11/15/17	500,000	538,010

		1,646,270

Puerto Rico — 1.64%

Puerto Rico Electric Power Authority Power Revenue Refunding (MBIA Insured) 5.00% due 07/01/17	500,000	558,860

South Carolina — 4.04%

South Carolina State Public Service Authority Series A (MBIA Insured) 5.75% due 01/01/15	1,200,000	1,381,716

Tennessee — 1.92%

Dickson County Tennessee Refunding (FGIC Insured) 5.00% due 03/01/17	600,000	654,150

Texas — 3.32%

Harris County Texas Health Facilities Development Series A (MBIA Insured) 5.75% due 07/01/14	1,000,000	1,133,980

Washington — 7.76%

Washington State Series B (FSA Insured) 5.00% due 01/01/27	1,000,000	1,017,190
Washington State General Obligation Bonds Series B & AT-7 6.40% due 06/01/17	500,000	614,050

	Principal Amount	Value
Washington State Public Power Supply Systems Nuclear Project Number 1 Revenue Refunding Series A 5.50% due 07/01/04	$1,000,000	$1,021,270

		2,652,510

Wisconsin — 2.44%

Milwaukee Wisconsin Series F 6.00% due 11/15/04	800,000	833,456

Total Municipal Bonds
(Identified Cost $31,402,069)		33,692,217

Short-Term Tax-Exempt Investments — 0.04%

New York Transitional Financial Recovery 1.03% due 02/09/04(v)	15,000	15,000

Total Short-Term Tax-Exempt Investments
(Identified Cost $15,000)		15,000

Total Investments
(Identified cost $31,417,069)		$33,707,217

Other Assets Less Liabilities — 1.33%		455,767

Net Assets — 100%		$34,162,984

(v)	Variable interest rate security; Interest rate is as of December 31, 2003, and is adjusted daily.
(w)	Bonds which are prefunded are collateralized by U.S. Government Securities which are held in escrow and are used to pay principal and interest on the Municipal Issue and to retire the bonds in full at the earliest refunding date.
(AMBAC)	American Bond Assurance Corporation.
(FGIC)	Financial Guaranty Insurance Corporation.
(FSA)	Financial Security Assurance.
(MBIA)	Municipal Bond Insurance Association.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

SUBADVISER’S COMMENTS

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for The Enterprise Group of Funds, Inc.

Pacific Investment Management Company, LLC (“PIMCO”) is the subadviser to the Enterprise Total Return Fund. The firm has approximately $364 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Fund is total return.

2003 Performance Review

How did the Fund perform for the year ended December 31, 2003?

For the year ended December 31, 2003, Class A shares of the Fund returned 5.05%. The Fund underperformed its benchmark, the Lehman Brothers US Universal Index, which returned 5.84%. The Fund underperformed its peer group, the Lipper BBB Rated Funds Index, which returned 9.75%.

Average Annual Total Returns - Periods ending December 31, 2003

Class A	1-Year	08/31/01- 12/31/03
With Sales Charge	0.07%	4.15%
Without Sales Charge	5.05%	6.35%
Lehman Brothers US Universal Index*	5.84%	7.09%
Lipper BBB Rated Funds Index*	9.75%	7.20%

Class C	1-Year	08/31/01- 12/31/03
With Sales Charge	2.48%	5.32%
Without Sales Charge	4.48%	5.77%
Lehman Brothers US Universal Index*	5.84%	7.09%
Lipper BBB Rated Funds Index*	9.75%	7.20%

Class B	1-Year	08/31/01- 12/31/03
With Sales Charge	-0.52%	4.17%
Without Sales Charge	4.48%	5.78%
Lehman Brothers US Universal Index*	5.84%	7.09%
Lipper BBB Rated Funds Index*	9.75%	7.20%

Class Y	1-Year	08/31/01- 12/31/03
Annualized Return	5.53%	6.84%
Lehman Brothers US Universal Index*	5.84%	7.09%
Lipper BBB Rated Funds Index*	9.75%	7.20%

The Performance of Classes B, C, and Y will vary from the Performance of Class A shown in the above line graph based on differences in sales charges and expenses paid by shareholders investing in different classes. Enterprise performance numbers include the applicable maximum sales charge and all fees, but are not adjusted for any taxes paid by a shareholder. Past performance is no guarantee of future results. The investment returns and principle value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

*The Lehman Brothers US Universal Index (previously known as the Lehman Brothers Universal Index) consists of all the bonds in the Lehman Brothers Aggregate Bond Index plus U.S. dollar-denominated Eurobonds, 144A’s, Non-ERISA CMBS, High Yield CMBS, U.S. High Yield Corporates and Emerging Markets, but excludes tax-exempt municipal securities, CMO’s, convertible securities, perpetual notes, warrants, linked bonds, and structured products. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. The Lipper BBB Rated Funds Index is an unmanaged index of the 30 largest funds, based on total year-end net asset value, in the Lipper BBB Rated Fund category. It assumes the reinvestment of dividends and capital gains and does not include any management fees or expenses. One cannot invest in an index.

ANNUAL REPORT

Enterprise Total Return Fund

SUBADVISER’S COMMENTS — (Continued)

How would you describe the investment environment during the period?

During 2003, fixed-income assets gained ground despite volatile interest rates. While treasury yields ended the year only 0.20% to 0.40% higher than where they started, 2003 witnessed a dramatic jump in yields in July, one of the worst months for the U.S. government bond market in years. The increase reversed a rally that had seen the 10-year treasury yield plunge to a 45-year low in June. This volatility illustrated the divergence in market psychology between the first and second halves of 2003.

In the first half of the year, markets were anxious about deflation, leading the Fed to cut the fed funds rate to 1% in June. Treasury yields fell in anticipation of this move. The market’s mood swung toward optimism about growth in the second half, as business investment revived. Massive fiscal stimulus and the lagged impact of the mortgage refinancing boom sustained consumption, leading to 8.2% annual growth in the third quarter, the fastest pace in almost two decades. Interest rates rose as investors anticipated that growth would continue. The 10-year treasury yield finished the year up approximately 0.4%.

Commodity prices surged in 2003 as growth revived, while the dollar plunged against most currencies amid concern about the U.S. trade deficit. Despite these trends, inflation overall was well behaved, mitigating the rise in interest rates. In the global economy, slack labor markets and gains in labor productivity allowed companies to absorb higher prices of physical inputs without raising prices.

What strategies affected Fund performance during the period?

Interest rate strategies were largely neutral. Over the course of the year, the Fund made a modest shift from emphasizing the short and long end of the maturity spectrum to emphasizing the intermediate maturity. The Fund maintained its interest rate sensitivity close to that of the benchmark. On net, these strategies neither helped nor hindered Fund performance.

In terms of sector strategies, a structural allocation to mortgages, which offered enhanced yield and exceptional credit quality, was modestly positive for performance. A corporate underweight was negative as the sector outperformed Treasuries. An underweight to high-yield issues also hurt returns as this sector enjoyed strong returns in 2003. Non-dollar holdings, mainly eurozone issues, were neutral for returns as foreign rates behaved in a fashion that was broadly comparable to those in the U.S. Emerging market bonds, especially Brazil, added to returns, sustaining their recovery that began in the fourth quarter of 2002.

What changes were made to the Fund over the period?

Over the year, the Fund maintained relatively stable interest rate exposure. The Fund did make a modest shift from emphasizing longer and shorter maturities to emphasizing short to intermediate bonds.

In terms of sectors, the Fund modestly increased its exposure to emerging market and high-yield debt. In terms of developed non-dollar exposure, the Fund continued to emphasize shorter maturity non-dollar assets, especially in Europe, where growth remained weak. Lastly, the Fund modestly increased its exposure to mortgages while tempering its position in investment grade corporate securities.

There are specific risks associated with some of the securities held in this Fund. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Fund to loss of principal. In addition, this Fund is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Domestic Corporate Bonds and Notes — 15.29%

Airlines — 0.99%

Continental Airlines Inc. 7.056% due 09/15/09	$290,000	$295,484
Delta Airlines Inc. 7.57% due 05/18/12	200,000	207,189
United Airlines Inc. 7.73% due 07/01/10 (x)	100,000	82,738
United Airlines Inc. 7.186% due 04/01/11 (x)	196,315	168,501
United Airlines Inc. 6.602% due 09/01/13 (x)	150,000	128,397

		882,309

Automotive — 0.84%

Daimlerchrysler North America 1.50% due 02/17/04 (v)	150,000	149,927
Daimlerchrysler North America 6.50% due 11/15/13	170,000	179,079
Delphi Corporation 6.50% due 08/15/13	300,000	315,048
Dura Operating Corporation 8.625% due 04/15/12	100,000	106,500

		750,554

Banking — 0.18%

Rabobank Capital Fund 5.26% due 12/29/49 (144A)	160,000	160,221

Cable — 0.18%

CSC Holdings Inc. (Series B) 8.125% due 07/15/09	100,000	107,500
CSC Holdings Inc. (Series B) 7.625% due 04/01/11	50,000	52,625

		160,125

Chemicals — 0.30%

Nalco Company 8.875% due 11/15/13 (144A)	250,000	265,000

Containers/Packaging — 0.43%

Packaging Corporation of America 4.375% due 08/01/08	257,000	257,256
Packaging Corporation of America 5.75% due 08/01/13	128,000	129,306

		386,562

Electronics — 0.67%

AEP Texas Central Company (Series E), 6.65% due 02/15/33	430,000	454,014
Oncor Electric Delivery Company 6.375% due 01/15/15	130,000	141,327

		595,341

Energy — 1.58%

El Paso Energy Corporation 7.75% due 01/15/32 (o)	65,000	55,413
Florida Power Corporation 4.80% due 03/01/13	300,000	298,008

	Principal Amount	Value

NRG Energy Inc. 8.00% due 12/15/13 (144A)	$365,000	$383,706
Progress Energy Inc. 6.55% due 03/01/04	400,000	402,984
PSEG Energy Holdings Inc. 8.50% due 06/15/11	100,000	110,875
PSEG Power 6.95% due 06/01/12	135,000	152,251

		1,403,237

Entertainment & Leisure — 0.15%

Station Casinos Inc. 8.375% due 02/15/08	125,000	133,906

Finance — 0.11%

Paccar Financial Corporation 1.10% due 01/20/04 (v)	100,000	99,989

Hotels & Restaurants — 0.36%

Hilton Hotels Corporation 7.00% due 07/15/04	200,000	205,000
Starwood Hotels & Resorts 7.875% due 05/01/12	100,000	112,500

		317,500

Insurance — 0.69%

Metropolitan Life Global Funding 1.28% due 02/23/04 (v)(144A)	160,000	160,031
Principal Life Global Funding 1.48% due 01/20/04 (v)(144A)	220,000	220,938
Protective Life US Funding Trust 1.27% due 03/26/04 (v)(144A)	40,000	40,004
Travelers Property Casualty Corporation 5.00% due 03/15/13	130,000	130,085
Travelers Property Casualty Corporation 6.375% due 03/15/33	60,000	62,566

		613,624

Media — 0.73%

Time Warner Inc. 8.11% due 08/15/06	300,000	339,609
Time Warner Inc. 6.875% due 05/01/12	100,000	112,531

Turner Broadcasting System Inc. 7.40% due 02/01/04	200,000	200,861

		653,001

Misc. Financial Services — 3.39%

Bear Stearns Companies Inc. 7.625% due 12/07/09	120,000	141,608
CIT Group Inc. 2.489% due 01/30/04 (v)	215,000	216,503
CIT Group Inc. 7.75% due 04/02/12 (o)	250,000	295,360
Ford Motor Credit Company 1.60% due 01/20/04 (v)	100,000	99,168
Ford Motor Credit Company 1.411% due 01/26/04 (v)	100,000	99,942
Gemstone Investor Ltd. 7.71% due 10/31/04 (144A)	100,000	101,000

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

General Motors Acceptance Corporation 1.88% due 01/20/04 (v)	$500,000	$500,125
General Motors Acceptance Corporation 2.41% due 01/20/04 (v)	740,000	745,557
General Motors Acceptance Corporation 6.125% due 09/15/06 (o)	100,000	107,025
Household Finance Corporation 2.42% due 03/11/04 (v)	150,000	150,362
HSBC Capital Funding 10.176% due 06/30/04 (v) (144A)	150,000	219,696
Sprint Capital Corporation 7.625% due 01/30/11	200,000	224,187
Sprint Capital Corporation 8.75% due 03/15/32	90,000	106,325

		3,006,858

Oil Services — 0.93%

Amerada Hess Corporation 6.65% due 08/15/11	200,000	216,750
El Paso Natural Gas Company 8.375% due 06/15/32	300,000	306,600
El Paso Production Holding Company 7.75% due 06/01/13 (144A)	100,000	98,500
Gulfterra Energy Partners 8.50% due 06/01/10	85,000	96,475
Vintage Petroleum Inc. 7.875% due 05/15/11	100,000	105,500

		823,825

Paper Products — 0.12%

Georgia Pacific Corporation 9.50% due 05/15/22	100,000	104,000

Retail — 0.30%

Kroger Company 6.20% due 06/15/12 (o)	250,000	268,132

Telecommunications — 1.11%

Accident Escrow Corporation 10.00% due 08/01/11 (144A)	100,000	111,500
AT&T Corporation 7.80% due 11/15/11	100,000	115,098
Cincinnati Bell Inc. 8.375% due 01/15/14 (144A)	300,000	322,500
Nextel Communications Inc. 7.375% due 08/01/15	100,000	107,500
Panamsat Corporation 8.50% due 02/01/12	100,000	111,000
Verizon Global Funding Corporation 6.125% due 06/15/07 (o)	200,000	218,869

		986,467

Transportation — 0.45%

Norfolk Southern Corporation 1.869% due 01/30/04 (v)	400,000	401,472

Utilities — 0.84%

National Rural Utilities 2.161% due 01/26/04 (v)	400,000	401,187

	Principal Amount	Value
Niagara Mohawk Power Corporation (MBIA Insured) 7.75% due 05/15/06	$100,000	$111,663
Niagara Mohawk Power Corporation (Series G) 7.75% due 10/01/08	200,000	232,097

		744,947

Waste Management — 0.54%

Allied Waste North America Inc. (Series B) 7.375% due 01/01/04 (o) (v)	100,000	100,000
Allied Waste North America Inc. 10.00% due 08/01/09 (o)	100,000	108,000
Waste Management Inc. 6.375% due 11/15/12	250,000	271,360

		479,360

Wireless Communications — 0.40%

AT&T Wireless Services Inc. 8.125% due 05/01/12	190,000	223,431
Cingular Wireless 6.50% due 12/15/11	120,000	131,229

		354,660

Total Domestic Corporate Bonds and Notes
(Identified cost $13,041,621)		13,591,090

Foreign Bonds — 1.84%

Cable — 0.24%

Rogers Cablesystems Ltd. (Series B) 10.00% due 03/15/05	200,000	214,500

Manufacturing — 0.30%

Tyco International Group 6.75% due 02/15/11	100,000	109,250
Tyco International Group 6.375% due 10/15/11	150,000	160,313

		269,563

Metals & Mining — 0.15%

Alcan Aluminum Corporation 1.43% due 03/08/04 (v) (144A)	130,000	129,660

Misc. Financial Services — 0.12%

Eircom Funding 8.25% due 08/15/13	100,000	110,750

Oil Services — 0.13%

Pemex Project Funding Master Trust, 8.00% due 11/15/11	100,000	111,750

Telecommunications — 0.90%

Deutsche Telekom International 8.25% due 06/15/05	210,000	227,798

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value
Deutsche Telekom International 8.50% due 06/15/10	$200,000	$241,823
France Telecom 10.00% due 03/01/31	250,000	332,169

		801,790

Total Foreign Bonds
(Identified cost $1,516,410)		1,638,013

Asset-Backed Securities — 1.31%

Misc. Financial Services — 1.31%

Bear Stearns Arm Trust, Series 2001-3, Class A2, 1.541% due 01/25/04 (v)	116,946	117,055
Chase Funding Loan Acquisition Trust, Series 2001-FF1, Class A2, 1.381% due 01/25/04 (v)	104,563	104,579
EFSI Federated Student Finance Corporation, Series 2003-A, Class A1, 1.23% due 01/21/04 (v)	400,000	399,656
First Alliance Mortgage Trust, Series 1999-4, Class A2, 1.529% due 01/20/04 (v)	27,977	27,998
General Motors Acceptance Corporation Series 1999-HLTV, Class A1, 1.54% due 01/20/04 (v)	38,109	38,157
Merrill Lynch Mortgage Inc., Series 2002-AFC1, Class AV1, 1.511% due 01/23/04 (v)	73,928	74,007
Morgan Stanley Capital Inc., Series 2003-HE2, Class A2, 1.481% due 01/25/04 (v)	208,491	208,390
Structured Asset Securities Corporation, Series 2002-BC4, Class A, 1.431% due 01/25/04 (v)	192,269	191,922

Total Asset-Backed Securities
(Identified cost $1,162,439)		1,161,764

Mortgage-Backed Securites — 7.40%

Banking — 0.43%

Countrywide Home Loans Inc. Series 2002-HYB2, Class-6A1, 4.828% due 09/19/32	131,459	133,044
Countrywide Alternative Loan Trust, Series 2003-J1, Class 4A1, 6.00% due 10/25/32	70,220	72,075
Wells Fargo Mortgage Backed Securities Trust, Series 2001-11, Class A6, 6.25% due 05/25/31	112,584	112,459
Wells Fargo Mortgage Backed Securities, Series 2002-E, Class 2A1, 5.018% due 09/25/32	60,179	61,190

		378,768

	Principal Amount	Value

Finance — 0.68%

Credit Suisse First Boston Mortgage, Series 2002-AR2, Class 2A1, 1.541% due 01/25/04 (v)	$102,828	$102,888
Credit Suisse First Boston Mortgage, Series 2002-P3, Class A, 1.808% due 01/25/04 (m) (v) (144A)	405,590	405,590
Small Business Administration Pass Thru Certificates Series 2003-20I, Class 1, 5.13% due 09/01/23	100,000	101,173

		609,651

Misc. Financial Services — 3.43%

Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.762% due 01/25/04 (v)	16,735	17,487
Bear Stearns Arm Trust, Series 2002-5, Class 6A, 5.981% due 01/25/04 (v)	23,154	23,986
Bear Stearns Arm Trust, Series 2003-8, Class 2A1, 4.948% due 01/25/04 (v)	199,792	202,539
Bear Stearns Arm Trust, Series 2003-8, Class 4A1, 4.834% due 01/25/04 (v)	297,454	303,403
Bear Stearns Arm Trust, Series 2003-8, Class A-1, 4.391% due 01/25/04 (v)	599,833	608,081
C Bass Trust Series 2002-CB1, Class A2A, 1.481% due 01/25/04 (v)	40,943	40,971
Chase Mortgage Finance Corporation, Series 1999-S1, Class A8, 6.50% due 02/25/29	79,360	79,272
Citicorp Mortgage Securities Inc., Series 1999-2, Class A-5, 6.50% due 04/25/29	246,376	248,042
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 09/25/30	15,018	15,271
GSMPS Mortgage Loan Trust, Series 2003-A1, Class A1, 7.00% due 07/25/43 (144A)	139,204	147,682
Impac CMB Trust, Series 2001-4, Class A, 1.539% due 01/25/04 (v)	80,406	80,583
Sequoia Mortgage Trust, Series 10, Class 2A1, 1.529% due 01/20/04 (v)	439,451	440,362
Structured Asset Securities Corporation, Series 2001-3A, Class 1A1, 1.621% due 01/25/04 (v)	18,598	18,635
Structured Asset Securities Corporation, Series 2002-HF1, Class A, 1.431% due 01/25/04 (v)	123,370	123,079
Structured Asset Securities Corporation, Series 2001-21A, Class 1A1, 6.25% due 01/25/32	72,936	75,348

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13	$139,549	$140,470
Washington Mutual Mortgage Loan Trust, Series 2002-AR2, 3.159% due 01/25/04(v)	84,191	85,529
Washington Mutual Mortgage Loan Trust, Series 2000-3, Class A, 2.81% due 12/25/40	392,163	395,013

		3,045,753

Fannie Mae — 0.92%

Fannie Mae (REMIC) Series 2003-88, Class TB, 3.00% due 01/25/04 (v)	100,000	100,378
Fannie Mae Series 2003-89, Class XF, 1.541% due 01/25/04 (v)	210,433	210,774
Fannie Mae, Series 2001-51, Class PG, 6.00% due 11/25/27	220,000	222,818
Fannie Mae, Series 2001-35, Class PK, 6.50% due 06/25/28	284,189	285,662

		819,632

Freddie Mac — 1.81%

Freddie Mac, Series 2411, Class FJ, 1.513% due 01/15/04 (v)	28,219	28,152
Freddie Mac, Series 1476, Class H, 6.00% due 12/15/07	55,904	57,231
Freddie Mac, Series 2535, Class DT, 5.00% due 09/15/16	168,487	173,481
Freddie Mac, Series 21, Class J 6.25% due 08/25/22	73,021	74,313
Freddie Mac, Series 2504, Class DX, 5.25% due 04/15/26	23,332	23,469
Freddie Mac, Series 2371, Class JD, 6.00% due 03/15/27	14,766	14,755
Freddie Mac, Series 2388, Class LQ, 6.00% due 04/15/27	121,413	121,971
Freddie Mac, Series 2390, Class PD, 6.00% due 08/15/27	137,000	138,106
Freddie Mac, Series 2455, Class 6D, 6.00% due 11/15/27	6,638	6,633
Freddie Mac, Series 2399, Class TE, 6.50% due 02/15/28	79,366	79,721
Freddie Mac, Series 2454, Class BD, 6.00% due 04/15/28	85,040	85,290
Freddie Mac, Series 2434, Class TA, 5.625% due 07/15/28	79,939	80,324
Freddie Mac, Series 2341, Class PM, 6.50% due 12/15/28	250,043	253,074
Freddie Mac, Series 2142, Class 2, 6.50% due 04/15/29	270,652	288,115
Freddie Mac, Series 2215, Class PG, 6.50% due 02/15/30	70,943	72,712
Freddie Mac, Series 2553, Class JD, 4.50% due 08/15/31	14,644	14,544
Freddie Mac, Series T-57, Class 1A1, 6.50% due 07/25/43	94,970	98,464

		1,610,355

	Principal Amount	Value

Ginnie Mae — 0.13%

Ginnie Mae (REMIC), Series 2002-40, Class ZA, 6.50% due 06/01/32	$110,212	$116,285

Total Mortgage-Backed Securites
(Identified cost $6,528,704)		6,580,444

U. S. Treasury Obligations — 4.56%

U. S. Treasury Notes — 4.56%

3.00% due 02/15/08 (o)	105,000	105,488
3.875% due 01/15/09 (TIPS) (o)	846,068	955,396
3.375% due 01/15/12 (TIPS) (o)	2,677,709	2,996,313
3.875% due 04/15/29 (TIPS)	32	41

Total U. S. Treasury Obligations
(Identified cost $4,085,592)		4,057,238

Foreign Government Obligations — 5.25%

Brazil Federative Republic 2.00% due 04/15/04 (q) (v)	64,706	61,229
Brazil Federative Republic 2.00% due 04/15/06 (q)	380,000	375,440
Brazil Federative Republic 11.50% due 03/12/08	192,000	222,720
Brazil Federative Republic 8.00% due 04/15/14 (q)	162,546	159,295
Brazil Federative Republic 8.875% due 04/15/24	100,000	97,500
Brazil Federative Republic 12.25% due 03/06/30	225,000	280,125
Brazil Federative Republic 11.00% due 08/17/40	22,000	24,200
Chile Republic 7.125% due 01/11/12	310,000	353,896
European Investment Bank 0.875% due 11/08/04 (v)	¥24,000,000	225,027
Germany (Federal Republic) 3.25% due 09/24/04 (v)	€78,000	98,827
Republic of Panama 8.25% due 04/22/08	$300,000	330,000
Republic of Panama 9.375% due 01/16/23	400,000	436,000
Republic of Peru 9.125% due 01/15/08	460,000	540,500
Republic of Peru 9.125% due 02/21/12	150,000	167,250
Russian Federation 5.00% due 03/31/07 (REG S)	660,000	632,775
South Africa Republic 5.25% due 05/16/13	€250,000	300,121
United Mexican States 8.625% due 03/12/08	$95,000	111,862
United Mexican States 8.375% due 01/14/11	50,000	59,375

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

United Mexican States 6.375% due 01/16/13	$100,000	$103,750
United Mexican States 8.30% due 08/15/31	75,000	84,563

Total Foreign Government Obligations
(Identified cost $4,224,396)		4,664,455

Municipal Bonds — 3.01%

Education — 1.13%

Brazos Student Loan Finance 1.15% due 01/02/04 (v)	100,000	100,000
Brazos Texas Higher Education Authority Inc. 1.23% due 01/09/04 (v)	100,000	100,000
Brazos Texas Higher Education Authority Inc. 1.18% due 01/15/04 (v)	400,000	400,000

Michigan Higher Education Student Loan, 1.14% due 01/26/04 (v)	200,000	200,000
Pennsylvania Higher Education Student Loan 1.19% due 01/20/04 (v)	200,000	200,000

		1,000,000

Food, Beverages & Tobacco — 0.64%

Golden State Tobacco Securitization 6.75% due 06/01/39	80,000	78,833
Golden State Tobacco Securitization 7.90% due 06/01/42	40,000	43,110
Tobacco Settlement Authority of Iowa 5.60% due 06/01/35	100,000	84,382
Tobacco Settlement Financing Corporation of New Jersey 6.375% due 06/01/32	255,000	247,342
Tobacco Settlement Financing Corporation of New Jersey 6.00% due 06/01/37	130,000	116,172

		569,839

Transportation — 0.02%

Florida State Turnpike Authority Revenue 5.00% due 07/01/33	20,000	20,500

Utilities — 1.22%

Cook County Illinois (FGIC Insured) 5.125% due 11/15/26	300,000	306,150
De Kalb County (GA) Water & Sewer Revenue 5.00% due 10/01/35	100,000	102,662
Illinois State Taxable Pension 5.10% due 06/01/33	50,000	45,974
New York City Municipal Water Finance 5.00% due 06/15/35	150,000	152,977
New York State Environmental Facilities Clean Water & Drinking 5.00% due 06/15/32	40,000	41,070

	Principal Amount	Value

New York State Environmental Facilities Clean Water & Drinking 5.00% due 06/15/33	$10,000	$10,268
New York State Environmental Facilities Clean Water & Drinking 5.00% due 07/15/33	10,000	10,270
Rhode Island Clean Water Agency 5.00% due 10/01/28	100,000	102,741
San Antonio Texas Water Revenue (FSA Insured) 5.00% due 05/15/32	300,000	305,355
South Central Connecticut Water Authority 5.00% due 08/01/33	10,000	10,271

		1,087,738

Total Municipal Bonds
(Identified cost $2,637,405)		2,678,077

Short-Term Investments — 44.60%

Fannie Mae — 10.10%

Discount Note 1.075% due 03/03/04	9,000,000	8,983,337

Federal Home Loan Banks — 5.96%

Discount Note 1.059% due 01/16/04 (o)	5,300,000	5,297,661

Freddie Mac — 3.04%

Discount Notes: 1.06% due 01/15/04 (s)	1,600,000	1,599,341
1.07% due 01/21/04 (s)	600,000	599,643
1.07% due 01/29/04 (s)	500,000	499,584

		2,698,568

U. S. Treasury Bills — 16.29%

0.91% due 03/04/04 (p) (s)	290,000	289,530
0.851% due 03/18/04 (p) (s)	250,000	249,530
1.015% due 04/22/04 (o) (s)	3,900,000	3,887,688
1.025% due 05/06/04 (s)	1,500,000	1,494,621
1.04% due 05/13/04 (o) (s)	3,100,000	3,088,089
1.01% due 05/27/04 (o) (s)	900,000	896,287
1.031% due 06/03/04 (s)	4,300,000	4,281,044
0.975% due 06/17/04 (o) (s)	300,000	298,635

		14,485,424

Commercial Paper — 9.21%

Citibank New York 1.095% due 02/19/04	1,700,000	1,700,000
Danske Corporation 1.075% due 02/09/04	700,000	699,185
Danske Corporation 1.08% due 03/11/04	1,000,000	997,900
European Investment Bank 1.06% due 02/10/04	2,000,000	1,997,645

ANNUAL REPORT

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Number of Units or Principal Amount	Value

General Electric Capital Corporation 1.11% due 04/07/04	$2,000,000	$1,994,018
Royal Bank of Scotland 1.075% due 03/15/04	800,000	798,232

		8,186,980

Total Short-Term Investments
(Identified cost $39,651,970)		39,651,970

Agency Obligations — 21.67%

Fannie Mae — 10.39%

6.50% due 07/01/32	184,472	192,956
6.00% due 09/01/32	662,136	684,722
3.363% due 01/01/04 (v)	481,278	484,703
6.00% due 01/01/33	817,029	844,900
6.00% due 03/01/33	804,067	831,496
5.27% due 04/01/08 (v)	78,099	79,866
6.00% due 07/01/33	3,918,110	4,051,826
6.00% due 11/01/33	499,999	517,076
6.00% due 01/15/34 (TBA)	1,500,000	1,550,157

		9,237,702

Freddie Mac — 1.17%

6.50% due 01/01/17	292,405	309,744
6.50% due 08/01/32	693,428	726,321

		1,036,065

Ginnie Mae — 10.11%

5.63% due 02/01/04 (v)	23,045	23,671
4.00% due 01/20/16	43,194	44,252
4.75% due 09/20/21	60,818	62,103
4.38% due 04/01/27	50,214	51,363
4.75% due 07/20/27	16,161	16,504
7.50% due 05/15/30	90,261	96,876
7.50% due 07/15/30	80,614	86,522
6.50% due 04/15/31	89,252	94,146
6.50% due 09/15/31	120,601	127,249
6.50% due 09/15/31	50,045	52,789
7.00% due 09/15/31	39,946	42,861
6.50% due 11/15/31	216,349	228,213
6.50% due 11/15/31	184,633	194,758
6.50% due 12/15/31	292,903	308,965
6.50% due 06/15/32	117,057	123,413
6.50% due 08/15/32	298,826	315,050
6.50% due 09/15/32	284,079	299,502
6.50% due 01/15/33	180,695	190,509
5.50% due 01/15/34 (TBA)	5,500,000	5,591,091
6.00% due 01/15/34 (TBA)	1,000,000	1,039,062

		8,988,899

Total Agency Obligations
(Identified cost $19,234,769)		19,262,666

	Number of Units or Principal Amount or Notional Amount	Value

Other Investments — 18.43%

Securities Lending Quality Trust (y)	16,384,712	$16,384,712

Total Other Investments
(Identified cost $16,384,712)		16,384,712

Repurchase Agreement — 3.26%

State Street Bank & Trust Repurchase Agreement, 0.70% due 01/02/04 Proceeds $2,898,113 Collateral: U.S. Treasury Bond $2,145,000, 8.125% due 8/15/19 Value $3,027,604	$2,898,000	2,898,000

Total Repurchase Agreement
(Identified cost $2,898,000)		2,898,000

Total Investments
(Identified cost $111,366,018)		$112,568,429

Call Options Written — (0.03)%

Swap Option 3 Month LIBOR, Strike Price 3.25, Expires 03/03/04	(3,500,000)	(6,678)
Swap Option 3 Month LIBOR, Strike Price 4, Expires 01/07/05	(1,400,000)	(16,373)

Total Call Options Written
(Premiums received $77,245)		(23,051)

Put Options Written — (0.01)%

Swap Option 3 Month LIBOR, Strike Price 7, Expires 01/07/05	(1,800,000)	(8,500)

Total Put Options Written
(Premiums received $28,763)		(8,500)

Other Assets Less Liabilities — (26.58)%		(23,630,643)

Net Assets — 100%		$88,906,235

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

(m)	Illiquid security.
(o)	Security, or portion thereof, out on loan at December 31, 2003.
(p)	Security is segregated as collateral for open futures contracts.
(q)	Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
(s)	The rate shown is the current effective yield.
(v)	Variable rate security; interest rate is as of December 31, 2003.
(x)	Company has filed for bankruptcy protection, but is currently not in default of any interest.
(y)	Represents investment of cash collateral received from securities on loan.

(144A) The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

(MBIA) Municipal Bond Insurance Association.

(FGIC) Financial Guaranty Insurance Corporation.

(FSA) Financial Security Assurance.

(LIBOR) London Interbank Offering Rate.

(REMIC) Real Estate Mortgage Investment Conduit.

(REG S) Regulated S Security. Security is offered and sold outside the United States, therefore, it need not be registered with the SEC under rules 903 and 904 of the Securities Act of 1933.

(TBA) To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.

(TIPS) Treasury Inflation Protected Security. Principal amount is periodically adjusted for inflation.

Interest rate swap agreements outstanding at December 31, 2003:

Description	Termination Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Pay variable rate payments on the three month CHF LIBOR-BBA floating rate and receive fixed rate of 1.50% (Counterparty: J.P. Morgan)	03/29/2005	12,000,000	$18,274
Receive variable rate payments on the six month JPY LIBOR-BBA floating rate and pay fixed rate of 1.07% (Counterparty: Morgan Stanley)	06/02/2012	160,000,000	35,745
Receive variable rate payments on the six month JPY LIBOR-BBA floating rate and pay fixed rate of 1.645% (Counterparty: Morgan Stanley)	06/18/2018	280,000,000	1,854
Receive variable rate payments on the three month USD LIBOR-BBA floating rate and pay fixed rate of 5.13% (Counterparty: Goldman Sachs)	11/13/2013	400,000	(16,319)
Receive variable rate payments on the three month USD LIBOR-BBA floating rate and pay fixed rate of 5.00% (Counterparty: J.P. Morgan)	06/16/2014	700,000	(1,540)

			$38,014

Open futures contracts as of December 31, 2003 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)

Long Euribor Futures	03/05	33	$(3,630)
Long Germany Federative Republic 5-Year Bonds	03/04	28	28,472
Long Eurodollar Futures	09/04	15	28,500
Long Eurodollar Futures	12/04	15	31,875
Long Eurodollar Futures	06/05	32	20,788
Long Eurodollar Futures	03/05	15	31,313
Long U.S. Treasury 5-Year Notes	03/05	111	36,375
Long U.S. Treasury 10-Year Notes	03/04	169	160,953

			$334,646

ANNUAL REPORT

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS

December 31, 2003

	Principal Amount	Value

Commercial Paper — 54.76%

Baxter International Inc. 1.12% due 02/02/04	$11,339,000	$11,327,711
CIT Group Inc. 1.06% due 03/23/04	1,314,000	1,310,827
Countrywide Funding Corporation 1.12% due 01/09/04	7,831,000	7,829,051
Countrywide Home Loans Inc. 1.11% due 01/09/04	4,100,000	4,098,989
Daimlerchrysler Holding Corporation 1.30% due 01/05/04	3,900,000	3,899,437
Dexia 1.09% due 01/05/04	19,000,000	18,997,699
Dominion Resources 1.18% due 01/14/04(144A)	3,750,000	3,748,402
Dupont E I De Nemours & Company 1.08% due 02/09/04	10,000,000	9,988,300
FPL Group Capital 1.10% due 01/09/04 (144A)	9,031,000	9,028,792
General Electric Capital Corporation 1.09% due 01/06/04	5,266,000	5,265,203
General Motors Acceptance Corporation 1.38% due 01/16/04	3,750,000	3,747,844
Golden Funding Corporation 1.12% due 01/21/04 (144A)	8,469,000	8,463,730
Golden Funding Corporation 1.12% due 02/02/04 (144A)	5,290,000	5,284,734
HBO Treasury Services 1.10% due 01/14/04	10,000,000	9,996,028
Household Finance Corporation 1.10% due 01/09/04	15,000,000	14,996,333
John Deere Capital Company 1.18% due 01/21/04	1,616,000	1,614,941
Kellogg Company 1.18% due 01/15/04 (144A)	1,000,000	999,541
Lockhart Funding 1.15% due 01/22/04 (144A)	1,985,000	1,983,669
Lockhart Funding 1.19% due 02/02/04 (144A)	15,000,000	14,984,133
Montauk Funding Corporation 1.10% due 01/05/04 (144A)	15,012,000	15,010,165
Morgan Stanley Dean Witter Company 1.08% due 01/23/04	13,234,000	13,225,266
National Rural Utilities Cooperative Finance 1.09% due 01/13/04	7,600,000	7,597,238
National Rural Utilities Cooperative Finance 1.10% due 01/20/04	3,025,000	3,023,244
Royal Bank of Canada 1.10% due 11/07/08 (v)	6,000,000	6,000,000
Starfish Global Funding 1.10% due 01/12/04 (144A)	5,334,000	5,332,207
Tannehill Capital Company 1.07% due 01/23/04 (144A)	12,500,000	12,499,924
Three Pillars Funding Corporation 1.10% due 01/02/04 (144A)	11,760,000	11,759,641
Three Pillars Funding Corporation 1.10% due 01/12/04 (144A)	5,000,000	4,998,319

	Principal Amount	Value

Toyota Motor Credit Corporation 1.02% due 01/21/04 (144A)	$8,200,000	$8,195,353
Walt Disney Company 1.12% due 01/12/04	1,596,000	1,595,454
Royal Bank of Scotland 1.10% due 01/20/04	3,050,000	3,048,229

Total Commercial Paper
(Identified cost $229,850,404)		229,850,404

Short-Term Corporate Notes — 20.62%

American Express Credit Corporation 1.37% due 03/05/04 (v)	3,000,000	3,000,000
American Express Credit Corporation 1.288% due 05/13/04 (v)	12,600,000	12,600,000
Bayerische Landesbank 1.303% due 03/08/04 (v)	10,000,000	10,000,482
Caterpillar Financial Services 1.21% due 07/09/04 (v)	6,000,000	6,000,000
Credit Suisse First Boston 1.371% due 01/21/04 (v)	8,000,000	8,000,000
FCC National Bank 1.33% due 02/10/04 (v)	7,100,000	7,101,804
General Electric Capital Corporation 1.20% due 11/16/04 (v)	3,850,000	3,850,000
Goldman Sachs Group 1.37% due 04/15/04 (v)	4,000,000	4,000,000
Goldman Sachs Group 1.39% due 05/03/04 (v)	11,000,000	11,000,000
International Lease Finance Corporation 1.533% due 04/08/04 (v)	4,000,000	4,000,000
Merrill Lynch & Company Inc. 1.473% due 07/11/07 (v)	2,000,000	2,000,000
Paccar Financial Corporation 1.36% due 03/04/04 (v)	15,000,000	15,002,467

Total Short-Term Corporate Notes
(Identified cost $86,554,753)		86,554,753

Agency Obligations — 16.24%

Fannie Mae — 12.71%

6.50% due 08/15/04	9,800,000	10,120,422
1.25% due 08/30/04	24,150,000	24,140,133
1.60% due 12/29/04	11,700,000	11,700,000
1.09% due 06/09/05	7,400,000	7,396,963

		53,357,518

Freddie Mac — 3.53%

1.40% due 11/03/04	7,400,000	7,400,000
1.11% due 10/07/05	7,400,000	7,400,000

		14,800,000

Total Agency Obligations
(Identified cost $68,157,518)		68,157,518

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

PORTFOLIO OF INVESTMENTS — (Continued)

December 31, 2003

	Principal Amount	Value

Certificates of Deposit — 7.51%

Barclays Bank 1.10% due 01/09/04	$15,000,000	$15,000,016
Canadian Imperial Bank 1.46% due 11/17/04	7,900,000	7,899,307
Wells Fargo Bank 1.08% due 01/09/04	8,600,000	8,600,000

Total Certificates of Deposit
(Identified cost $31,499,323)		31,499,323

Value

Total Investments
(Identified cost $416,061,998)	$416,061,998

Other Assets Less Liabilities — 0.87%	3,650,349

Net Assets — 100%	$419,712,347

(144A)-	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(v)	Variable rate security, interest rate shown is the current interest rate which will adjust on predetermined dates. The date shown is the earlier of actual maturity or the next date that the Fund can opt to have the security mature or have the date extended.

See notes to financial statements.

www.enterprisefunds.com

ANNUAL REPORT

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THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities

December 31, 2003

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund		Small Company Value Fund		Capital Appreciation Fund
Assets:

Investments at value	$93,163,319	$135,780,409	(1)	$648,692,522	(1)	$261,981,250	(1)

Cash	872	781		252		356

Foreign currency at value (cost — $37,462, $46,230 and $114,835)	—	—		—		50,080

Receivable for fund shares sold	180,716	265,010		2,178,025		3,233,027

Receivable for investments sold	577,556	—		997,066		—

Investment income receivable	30,602	11,615		500,520		96,939

Receivable for variation margin on open futures	—	—		—		—

Due from investment adviser	3,058	30,105		—		—

Receivable from adviser to cover estimated loss contingency (Note 4)	—	—		—		—

Other assets	38,144	38,169		59,267		27,603

Total assets	$93,994,267	$136,126,089		$652,427,652		$265,389,255

Liabilities:

Payable for fund shares redeemed	166,358	1,276,990		1,842,701		675,736

Options written, at market value	—	—		—		—

Payable upon return of securities lent (Note 6)	—	20,295,761		68,431,565		13,027,587

Payable for investments purchased	175,066	—		—		—

Dividends and distributions payable	—	—		—		—

Payable for variation margin on open futures	—	—		—		—

Unrealized loss on foreign currency contract	—	—		—		47,986

Estimated loss contingency (Note 4)	—	—		—		—

Due to investment adviser	—	—		—		—

Accrued expenses and other liabilities	79,196	78,558		281,188		74,490

Total liabilities	$420,620	$21,651,309		$70,555,454		$13,825,799

Net assets	$93,573,647	$114,474,780		$581,872,198		$251,563,456

Analysis of net assets

Paid-in capital	$221,945,974	$113,752,039		$485,638,768		$270,521,943

Undistributed (accumulated) net investment income (loss)	—	—		140,063		—

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(142,541,211)	(13,403,090)		(9,733,083)		(76,495,411)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	14,168,884	14,125,831		105,826,450		57,536,924

Net assets	$93,573,647	$114,474,780		$581,872,198		$251,563,456

Class A: Net assets	$32,770,492	$44,264,575		$250,241,133		$147,894,291

Shares outstanding	4,836,609	1,655,680		25,575,835		4,985,471

Net asset value and redemption price per share	$6.78	$26.74		$9.78		$29.66

Maximum sales charge per share	$0.34	$1.33		$0.49		$1.48

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$7.12	$28.07		$10.27		$31.14

Class B: Net assets	$46,888,062	$42,326,543		$210,248,046		$70,714,159

Shares outstanding	7,091,739	1,650,768		22,821,061		2,553,894

Net asset value and offering price per share	$6.61	$25.64		$9.21		$27.69

Class C: Net assets	$12,596,916	$16,566,877		$111,310,590		$28,922,157

Shares outstanding	1,908,080	643,866		11,783,454		1,015,195

Net asset value per share	$6.60	$25.73		$9.45		$28.49

Maximum sales charge per share	$0.07	$0.26		$0.10		$0.29

Maximum offering price per share, including sales charge of 1.00%	$6.67	$25.99		$9.55		$28.78

Class Y: Net assets	$1,318,177	$11,316,785		$10,072,429		$4,032,849

Shares outstanding	190,771	410,831		983,760		131,727

Net asset value, offering and redemption price per share	$6.91	$27.55		$10.24		$30.62

Investments at cost	$78,994,435	$121,654,578		$542,866,109		$204,401,212

(1)	Includes securities loaned valued at $19,233,865 for Small Company Growth, $65,574,911 for Small Company Value, $12,685,013 for Capital Appreciation, $657,438 for Deep Value, $10,323,089 for Equity, $3,164,655 for Equity Income, $3,728,118 for Growth, $10,874,566 for Growth and Income and $4,599,912 for Global Financial Services (see note 6).

See notes to financial statements.

ANNUAL REPORT

				STOCK						INTERNATIONAL	SECTOR SPECIALTY
Deep Value Fund		Equity Fund		Equity Income Fund		Growth Fund		Growth and Income Fund		International Growth Fund	Global Financial Services Fund

$31,251,215	(1)	$184,560,546	(1)	$120,986,563	(1)	$1,693,497,615	(1)	$189,116,342	(1)	$73,609,648	$36,946,413	(1)

602		89		700		939		644		2,226,984	172

—		—		—		—		—		46,593	120,228

52,630		766,281		207,266		5,653,723		415,092		205,756	47,316

60,481		—		579,254		—		440,837		14	—

33,938		31,817		281,145		1,793,516		208,097		57,834	47,720

—		—		—		—		—		—	—

16,272		14,458		6,225		—		50,825		—	3,420

—		—		—		—		—		—	—

33,914		38,820		39,699		107,439		41,531		52,455	42,557

$31,449,052		$185,412,011		$122,100,852		$1,701,053,232		$190,273,368		$76,199,284	$37,207,826

70,247		268,822		302,307		6,832,636		850,748		151,050	30,179

—		—		—		—		—		—	—

667,950		10,591,397		3,250,725		3,799,410		11,117,373		—	4,819,805

—		3,909,187		762,685		—		317,537		—	—

—		—		—		—		—		—	—

—		—		—		—		—		—	—

—		—		—		—		—		—	—

—		—		—		—		—		—	—

—		—		—		—		—		1,907	—

19,345		80,769		71,854		829,250		123,537		60,831	20,626

$757,542		$14,850,175		$4,387,571		$11,461,296		$12,409,195		$213,788	$4,870,610

$30,691,510		$170,561,836		$117,713,281		$1,689,591,936		$177,864,173		$75,985,496	$32,337,216

$28,842,810		$215,628,632		$108,377,232		$1,840,477,003		$204,403,037		$101,298,327	$26,792,768

—		—		31,636		—		—		—	—

(1,857,134)		(55,831,747)		(8,214,086)		(368,846,682)		(51,019,059)		(39,737,415)	858,282

3,705,834		10,764,951		17,518,499		217,961,615		24,480,195		14,424,584	4,686,166

$30,691,510		$170,561,836		$117,713,281		$1,689,591,936		$177,864,173		$75,985,496	$32,337,216

$13,461,508		$74,468,493		$70,504,705		$960,097,654		$60,351,575		$30,444,393	$11,152,120

1,386,681		12,805,976		3,067,585		60,528,085		1,977,741		2,274,179	1,600,809

$9.71		$5.82		$22.98		$15.86		$30.52		$13.39	$6.97

$0.48		$0.29		$1.15		$0.79		$1.52		$0.67	$0.35

$10.19		$6.11		$24.13		$16.65		$32.04		$14.06	$7.32

$11,916,625		$54,938,695		$37,491,422		$461,562,456		$84,510,302		$21,725,820	$10,264,275

1,232,916		9,766,256		1,658,809		30,709,578		2,854,605		1,699,970	1,484,285

$9.67		$5.63		$22.60		$15.03		$29.60		$12.78	$6.92

$5,019,615		$38,988,328		$9,452,211		$211,085,763		$15,884,272		$8,717,865	$2,980,009

519,349		6,921,934		415,403		13,851,737		535,995		677,101	431,926

$9.67		$5.63		$22.75		$15.24		$29.64		$12.88	$6.90

$0.10		$0.06		$0.23		$0.15		$0.30		$0.13	$0.07

$9.77		$5.69		$22.98		$15.39		$29.94		$13.01	$6.97

$293,762		$2,166,320		$264,943		$56,846,063		$17,118,024		$15,097,418	$7,940,812

30,138		364,587		11,534		3,438,517		547,685		1,113,320	1,137,175

$9.75		$5.94		$22.97		$16.53		$31.26		$13.56	$6.98

$27,545,381		$173,795,595		$103,468,123		$1,475,536,000		$164,636,147		$59,197,536	$32,268,343

THE ENTERPRISE Group of Funds, Inc.

Statements of Assets and Liabilities — (Continued)

December 31, 2003

					DOMESTIC HYBRID
	Global Socially Responsive Fund	Mergers and Acquisitions Fund		Technology Fund	Managed Fund
Assets:

Investments at value	$7,161,493	$185,549,815	(1)	$90,655,419	$131,092,876	(1)

Cash	527	917		306	640

Foreign currency at value (cost — $1,659, $39 and $319,913)	1,691	41		—	—

Receivable for fund shares sold	4,726	1,095,796		200,004	751,878

Receivable for investments sold	21	3,153,271		—	426,033

Investment income receivable	6,603	69,856		500	426,107

Receivable for margin variation on open futures	—	—		—	—

Due from investment adviser	10,593	—		33,351	26,134

Receivable from adviser to cover estimated loss contingency (Note 4)	—	—		—	—

Other assets	39,761	53,523		44,906	60,457

Total assets	$7,225,415	$189,923,219		$90,934,486	$132,784,125

Liabilities:

Payable for fund shares redeemed	5,921	265,662		249,668	779,944

Options written, at market value (premiums received $106,008)	—	—		—	—

Payable upon return of securities lent (Note 6)	—	38,358,993		—	1,492,334

Payable for investments purchased	—	—		—	211,040

Dividends and distributions payable	—	—		—	—

Payable for margin variation on open futures	—	—		—	9,150

Unrealized loss on foreign currency contract	—	—		—	—

Estimated loss contingency (Note 4)	—	—		—	—

Due to investment adviser	—	—		—	—

Accrued expenses and other liabilities	12,732	54,676		78,883	96,203

Total liabilities	$18,653	$38,679,331		$328,551	$2,588,671

Net assets	$7,206,762	$151,243,888		$90,605,935	$130,195,454

Analysis of net assets

Paid-in capital	$7,177,419	$142,171,513		$346,371,344	$161,713,483

Undistributed (accumulated) net investment income (loss)	—	—		—	—

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency transactions	(1,024,720)	2,520,396		(276,009,579)	(43,425,582)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	1,054,063	6,551,979		20,244,170	11,907,553

Net assets	$7,206,762	$151,243,888		$90,605,935	$130,195,454

Class A: Net assets	$3,640,087	$67,912,341		$33,007,527	$57,796,702

Shares outstanding	406,336	6,146,414		3,533,554	8,743,939

Net asset value and redemption price per share	$8.96	$11.05		$9.34	$6.61

Maximum sales charge per share	$0.45	$0.55		$0.47	$0.33

Maximum offering price per share, including sales charge of 4.75% (except 3.50% for Short Duration Bond)	$9.41	$11.60		$9.81	$6.94

Class B: Net assets	$1,903,298	$35,563,907		$45,000,842	$65,875,812

Shares outstanding	216,374	3,271,867		4,929,714	10,193,514

Net asset value and offering price per share	$8.80	$10.87		$9.13	$6.46

Class C: Net assets	$1,438,666	$42,882,363		$11,915,781	$6,149,377

Shares outstanding	163,614	3,944,475		1,305,876	954,712

Net asset value per share	$8.79	$10.87		$9.12	$6.44

Maximum sales charge per share	$0.09	$0.11		$0.09	$0.07

Maximum offering price per share, including sales charge of 1.00%	$8.88	$10.98		$9.21	$6.51

Class Y: Net assets	$224,711	$4,885,277		$681,785	$373,563

Shares outstanding	24,703	436,649		71,393	56,153

Net asset value, offering and redemption price per share	$9.10	$11.19		$9.55	$6.65

Investments at cost	$6,107,781	$178,997,836		$70,411,249	$119,062,155

(1)	Includes securities loaned valued at $37,580,543 for Mergers and Acquisitions, $1,455,005 for Managed, $195,221 for Strategic Allocation, $41,005,225 for High-Yield Bond and $16,949,196 for Total Return (see note 6).

See notes to financial statements.

ANNUAL REPORT

				INCOME				MONEY MARKET
Strategic Allocation Fund		Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund		Money Market Fund

$35,834,524	(1)	$238,722,904	$321,581,515 (1)	$27,127,477	$33,707,217	$112,568,429	(1)	$416,061,998

904		488	918	915	4,250	815		46,069

—		—	—	—	—	331,447		—

157,260		2,341,238	939,037	121,401	23,214	213,936		3,589,130

—		—	—	—	—	1,621,528		—

55,422		1,320,757	5,535,935	178,247	466,401	467,566		566,148

—		—	—	—	—	44,118		—

14,438		74,830	45,464	4,844	5,581	32,483		—

—		—	—	—	—	—		886,784

36,147		49,618	48,144	38,886	35,530	43,214		56,102

$36,098,695		$242,509,835	$328,151,013	$27,471,770	$34,242,193	$115,323,536		$421,206,231

98,595		988,177	418,658	31,342	31,854	211,252		365,528

—		—	—	—	—	31,551		—

200,300		—	41,794,778	—	—	16,384,712		—

637,921		—	—	—	—	9,705,117		—

—		97,734	537,987	12,035	28,677	12,471		1,387

—		—	—	—	—	—		—

—		—	—	—	—	14,147		—

—		—	—	—	—	—		886,784

—		—	—	—	—	—		—

22,946		165,302	124,977	16,841	18,678	58,051		240,185

$959,762		$1,251,213	$42,876,400	$60,218	$79,209	$26,417,301		$1,493,884

$35,138,933		$241,258,622	$285,274,613	$27,411,552	$34,162,984	$88,906,235		$419,712,347

$34,175,589		$237,549,796	$296,488,685	$27,355,615	$31,810,812	$86,979,038		$419,712,347

6,180		65,534	(17,425)	—	—	—		—

(967,112)		—	(28,071,538)	(15,364)	62,024	279,776		—

1,924,276		3,643,292	16,874,891	71,301	2,290,148	1,647,421		—

$35,138,933		$241,258,622	$285,274,613	$27,411,552	$34,162,984	$88,906,235		$419,712,347

$13,303,187		$110,069,983	$123,602,562	$11,479,090	$22,752,967	$37,681,130		$357,586,304

1,343,870		8,685,788	12,606,121	1,139,826	1,603,720	3,615,563		357,586,304

$9.90		$12.67	$9.80	$10.07	$14.19	$10.42		$1.00

$0.49		$0.63	$0.49	$0.37	$0.71	$0.52		—

$10.39		$13.30	$10.29	$10.44	$14.90	$10.94		$1.00

$13,260,350		$88,537,842	$78,059,277	$9,290,336	$7,915,490	$27,953,022		$46,452,181

1,354,697		6,997,027	7,969,471	924,293	557,745	2,683,394		46,452,181

$9.79		$12.65	$9.79	$10.05	$14.19	$10.42		$1.00

$7,220,152		$23,930,447	$56,936,260	$5,428,666	$3,392,860	$21,161,540		$10,735,093

737,890		1,891,475	5,813,516	540,208	239,108	2,031,648		10,735,093

$9.78		$12.65	$9.79	$10.05	$14.19	$10.42		$1.00

$0.10		$0.13	$0.10	$0.10	$0.14	$0.11		—

$9.88		$12.78	$9.89	$10.15	$14.33	$10.53		$1.00

$1,355,244		$18,720,350	$26,676,514	$1,213,460	$101,667	$2,110,543		$4,938,769

135,799		1,479,459	2,719,023	120,435	7,164	202,608		4,938,769

$9.98		$12.65	$9.81	$10.08	$14.19	$10.42		$1.00

$33,910,248		$235,079,612	$304,706,624	$27,056,176	$31,417,069	$111,366,018		$416,061,998

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations

For The Year Ended December 31, 2003

	AGGRESSIVE STOCK
	Multi-Cap Growth Fund	Small Company Growth Fund	Small Company Value Fund		Capital Appreciation Fund
Investment income:

Dividends	$463,374 (1)	$105,292	$5,187,508	(1)(2)	$1,465,464 (1)

Interest	48,575	91,960	94,415		52,395

Securities lending	—	37,540	93,120		21,605

Total investment income	511,949	234,792	5,375,043		1,539,464

Expenses:

Investment advisory fees	823,428	958,831	3,554,437		1,471,453

Distribution fees, Class A	128,472	168,639	916,296		523,952

Distribution fees, Class B	415,725	362,180	1,736,883		569,287

Distribution fees, Class C	111,892	130,957	885,923		206,723

Transfer agent fees	448,270	431,828	1,406,998		625,847

Custodian and accounting fees	41,422	36,991	157,946		66,437

Audit and legal fees	15,192	17,834	86,983		35,626

Reports to shareholders	21,103	27,862	136,989		53,502

Registration fees	39,438	39,528	50,548		60,507

Directors’ fees	1,227	1,561	7,517		3,199

Other expenses	8,186	9,680	34,013		17,629

Total expenses	2,054,355	2,185,891	8,974,533		3,634,162

Expense reimbursement	(158,160)	(373,519)	—		—

Expenses reduced by expense offset arrangements	—	—	—		(46,754)

Total expenses, net of reimbursement and expense offset arrangements	1,896,195	1,812,372	8,974,533		3,587,408

Net investment income (loss)	(1,384,246)	(1,577,580)	(3,599,490)		(2,047,944)

Net realized and unrealized gain (loss):

Net realized gain (loss) on investments	7,145,330	(9,546,879)	(1,734,370)		1,086,052

Net realized gain (loss) on foreign currency transactions	—	—	(23)		(38,797)

Net realized gain (loss) on swap transactions	—	—	—		—

Net realized gain (loss) on futures transactions	—	—	—		—

Net realized gain (loss) on option transactions	—	—	—		—

Net increase from payments by affiliate	—	—	—		—

Net change in unrealized gain (loss) on investments	17,324,410	31,596,052	160,832,831		55,783,995

Net change in unrealized gain (loss) on foreign currency transactions	—	—	—		3,850

Net change in unrealized gain (loss) on swap transactions	—	—	—		—

Net change in unrealized gain (loss) on futures transactions	—	—	—		—

Net change in unrealized gain (loss) on option transactions	—	—	—		—

Net realized and unrealized gain (loss)	24,469,740	22,049,173	159,098,438		56,835,100

Increase (decrease) in net assets resulting from operations	$23,085,494	$20,471,593	$155,498,948		$54,787,156

(1)	Net of foreign taxes withheld of $3,252 for Multi-Cap Growth, $5,205 for Small Company Value, $20,433 for Capital Appreciation, $1,480 for Deep Value, $12,786 for Equity Income, $120,862 for Growth, $7,029 for Growth and Income, $138,955 for International Growth and $66,054 for Global Financial Services.
(2)	Includes $24,480 of income from an affiliated company.

See notes to financial statements.

ANNUAL REPORT

STOCK					INTERNATIONAL
Deep Value Fund	Equity Fund	Equity Income Fund	Growth Fund	Growth and Income Fund	International Growth Fund	Global Financial Services Fund

$486,597 (1)	$393,142	$2,740,845 (1)	$19,445,505 (1)	$2,829,968 (1)	$1,132,928 (1)	$784,992 (1)

4,014	35,606	96,428	806,780	34,187	—	4,420

1,354	7,459	2,908	82,078	2,445	21,867	20,108

491,965	436,207	2,840,181	20,334,363	2,866,600	1,154,795	809,520

153,473	923,111	753,049	11,142,992	1,149,856	515,470	224,542

38,328	228,541	272,183	3,629,422	234,915	109,406	42,068

84,296	417,982	320,734	4,379,143	747,511	177,074	84,908

32,504	291,682	76,125	1,923,141	137,165	70,026	20,038

100,885	418,026	303,832	3,852,976	644,596	281,842	96,340

21,631	44,062	43,112	389,663	60,643	34,366	25,087

3,734	22,708	18,364	274,363	28,055	11,074	4,819

5,919	31,951	29,086	437,513	42,003	16,990	7,426

40,139	42,748	41,310	72,226	40,603	43,321	35,182

341	1,924	1,573	25,706	2,318	941	413

4,324	12,284	9,477	110,753	12,575	6,811	4,355

485,574	2,435,019	1,868,845	26,237,898	3,100,240	1,267,321	545,178

(115,584)	(81,415)	(145,537)	—	(370,849)	(61,806)	(54,749)

—	—	—	—	—	—	—

369,990	2,353,604	1,723,308	26,237,898	2,729,391	1,205,515	490,429

121,975	(1,917,397)	1,116,873	(5,903,535)	137,209	(50,720)	319,091

(316,062)	(23,025,102)	(2,652,620)	(39,304,910)	(10,117,652)	(7,388,845)	1,129,913

—	—	(26)	—	—	43,439	(35,179)

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	8,140	—	—

—	—	—	—	—	—	—

5,765,707	72,713,223	25,800,803	270,139,174	46,803,633	24,050,155	7,291,716

—	—	—	—	—	776	3,337

—	—	—	—	—	—	—

—	—	—	—	—	—	—

—	—	—	—	—	—	—

5,449,645	49,688,121	23,148,157	230,834,264	36,694,121	16,705,525	8,389,787

$5,571,620	$47,770,724	$24,265,030	$224,930,729	$36,831,330	$16,654,805	$8,708,878

THE ENTERPRISE Group of Funds, Inc.

Statements of Operations — (Continued)

For The Year Ended December 31, 2003

	SPECIALTY			DOMESTIC HYBRID
	Global Socially Responsive Fund	Mergers and Acquisitions Fund	Technology Fund	Managed Fund
Investment income:

Dividends	$89,998 (1)	$733,011 (1)	$93,590 (1)	$1,120,057

Interest	2,036	401,985	76,873	1,442,943

Securities lending	—	22,234	—	3,503

Total investment income	92,034	1,157,230	170,463	2,566,503

Expenses:

Investment advisory fees	45,565	875,103	696,340	903,839

Distribution fees, Class A	12,148	189,201	114,139	230,284

Distribution fees, Class B	13,235	272,528	349,554	638,235

Distribution fees, Class C	8,777	256,977	87,838	51,895

Transfer agent fees	41,062	247,578	486,365	452,701

Custodian and accounting fees	14,847	48,059	32,098	125,224

Audit and legal fees	919	17,595	12,854	21,758

Reports to shareholders	1,495	27,379	17,453	31,456

Registration fees	36,229	43,775	62,615	58,849

Directors’ fees	83	1,615	1,037	1,761

Other expenses	2,622	12,679	6,672	10,618

Total expenses	176,982	1,992,489	1,866,965	2,526,620

Expense reimbursement	(77,007)	—	(305,741)	(401,089)

Expenses reduced by expense offset arrangements	—	—	—	—

Total expenses, net of reimbursement and expense offset arrangements	99,975	1,992,489	1,561,224	2,125,531

Net investment income (loss)	(7,941)	(835,259)	(1,390,761)	440,972

Net realized and unrealized gain (loss):

Net realized gain (loss) on investments	9,524	6,828,577	16,983,505	296,625

Net realized gain (loss) on foreign currency transactions	(3,797)	(143,388)	—	—

Net realized gain (loss) on swap transactions	—	—	—	—

Net realized gain (loss) on futures transactions	—	—	—	19,326

Net realized gain (loss) on option transactions	—	—	—	—

Net increase from payment by affiliate	—	—	—	—

Net change in unrealized gain (loss) on investments	1,284,643	8,543,854	22,296,852	22,028,522

Net change in unrealized gain (loss) on foreign currency transactions	31	—	—	—

Net change in unrealized gain (loss) on swap transactions	—	—	—	—

Net change in unrealized gain (loss) on futures transactions	—	—	—	(205,932)

Net change in unrealized gain (loss) on option transactions	—	—	—	—

Net realized and unrealized gain (loss)	1,290,401	15,229,043	39,280,357	22,138,541

Increase (decrease) in net assets resulting from operations	$1,282,460	$14,393,784	$37,889,596	$22,579,513

(1)	Net of foreign taxes withheld of $6,775 for Global Socially Responsive, $11,627 for Mergers and Acquisitions and $5,519 for Technology.

See notes to financial statements.

ANNUAL REPORT

			INCOME			MONEY MARKET
Strategic Allocation Fund	Government Securities Fund	High-Yield Bond Fund	Short Duration Bond Fund	Tax-Exempt Income Fund	Total Return Fund	Money Market Fund

$449,214	$—	$903	$—	$—	$—	$—

43,023	13,297,530	19,763,791	642,885	1,618,046	2,443,227	5,844,744

796	—	89,814	528	—	5,442	—

493,033	13,297,530	19,854,508	643,413	1,618,046	2,448,669	5,844,744

198,167	1,574,542	1,454,351	89,853	181,359	547,695	1,554,876

43,424	537,678	499,470	20,507	106,525	156,578	—

102,504	1,018,041	683,678	67,093	87,476	270,102	—

53,223	272,074	465,186	38,797	37,505	203,196	—

94,421	849,993	508,626	52,228	55,264	245,403	899,424

63,211	91,504	111,690	18,993	18,835	70,984	87,236

4,855	48,700	44,975	3,688	6,718	13,940	82,602

7,723	91,134	77,502	7,380	12,092	28,891	151,359

44,647	44,655	46,093	43,457	39,395	46,890	45,502

429	4,607	4,198	367	616	1,259	8,075

4,592	20,902	22,451	15,239	4,984	7,911	38,857

617,196	4,553,830	3,918,220	357,602	550,769	1,592,849	2,867,931

(140,636)	(626,650)	(209,557)	(101,417)	(82,803)	(204,628)	—

—	—	—	—	(694)	—	—

476,560	3,927,180	3,708,663	256,185	467,272	1,388,221	2,867,931

16,473	9,370,350	16,145,845	387,228	1,150,774	1,060,448	2,976,813

(143,667)	2,530,653	(2,156,334)	10,461	361,227	1,035,273	(886,784)

—	—	—	—	—	37,246	—

—	—	—	—	—	569,120	—

—	—	—	—	—	165,989	—

—	—	—	—	—	—	—

—	—	—	—	—	—	886,784

6,216,485	(7,268,702)	28,693,979	58,059	(26,329)	904,374	—

—	—	—	—	—	(3,150)	—

—	—	—	—	—	38,014	—

—	—	—	—	—	(188,144)	—

—	—	—	—	—	28,364	—

6,072,818	(4,738,049)	26,537,645	68,520	334,898	2,587,086	—

$6,089,291	$4,632,301	$42,683,490	$455,748	$1,485,672	$3,647,534	$2,976,813

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets

	AGGRESSIVE GROWTH
	Multi-Cap Growth Fund		Small Company Growth Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(1,384,246)	$(1,862,182)	$(1,577,580)	$(1,488,846)

Net realized gain (loss) on investments and foreign currency transactions	7,145,330	(37,270,718)	(9,546,879)	(1,549,187)

Net realized gain (loss) on futures and options	—	—	—	—

Net increase from payment by affiliate	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	17,324,410	(8,741,733)	31,596,052	(23,644,187)

Increase (decrease) in net assets resulting from operations	23,085,494	(47,874,633)	20,471,593	(26,682,220)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—

Net investment income, Class B	—	—	—	—

Net investment income, Class C	—	—	—	—

Net investment income, Class Y	—	—	—	—

Net realized gains on investments Class A	—	—	—	—

Net realized gains on investments Class B	—	—	—	—

Net realized gains on investments Class C	—	—	—	—

Net realized gains on investments Class Y	—	—	—	—

Total distributions to shareholders	—	—	—	—

From capital share transactions:

Class A

Shares sold	6,775,534	6,603,699	16,553,454	20,335,405

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed (1)	(8,204,493)	(17,773,057)	(12,219,236)	(16,031,284)

Net increase (decrease) — Class A	(1,428,959)	(11,169,358)	4,334,218	4,304,121

Class B

Shares sold	6,832,673	7,632,147	8,260,168	14,020,407

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed (1)	(7,886,822)	(16,298,849)	(6,800,164)	(10,947,055)

Net increase (decrease) — Class B	(1,054,149)	(8,666,702)	1,460,004	3,073,352

Class C

Shares sold	2,444,804	2,442,938	6,184,385	8,094,965

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed (1)	(2,901,044)	(6,410,353)	(2,860,181)	(4,183,472)

Net increase (decrease) — Class C	(456,240)	(3,967,415)	3,324,204	3,911,493

Class Y

Shares sold	861,160	356,401	3,717,976	2,719,677

Shares exchanged due to merger	—	—	—	—

Reinvestment of distributions	—	—	—	—

Shares redeemed (1)	(144,285)	(284,694)	(1,817,400)	(2,128,640)

Net increase (decrease) — Class Y	716,875	71,707	1,900,576	591,037

Total increase (decrease) in net assets resulting from capital share transactions	(2,222,473)	(23,731,768)	11,019,002	11,880,003

Total increase (decrease) in net assets	20,863,021	(71,606,401)	31,490,595	(14,802,217)

Net assets:

Beginning of period	$72,710,626	$144,317,027	$82,984,185	$97,786,402

End of period	$93,573,647	$72,710,626	$114,474,780	$82,984,185

Undistributed (accumulated) net investment income (loss)	$—	$—	$—	$—

(1) Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

				STOCK
Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund		Equity Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$(3,599,490)	$(3,724,541)	$(2,047,944)	$(2,138,292)	$121,975	$49,548	$(1,917,397)	$(1,848,490)

(1,734,393)	2,345,222	1,047,255	(18,434,430)	(316,062)	(1,522,235)	(23,025,102)	(12,978,556)

—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—

160,832,831	(66,205,968)	55,787,845	(13,584,625)	5,765,707	(2,369,810)	72,713,223	(29,036,420)

155,498,948	(67,585,287)	54,787,156	(34,157,347)	5,571,620	(3,842,497)	47,770,724	(43,863,466)

—	—	—	—	(92,955)	(38,016)	—	—

—	—	—	—	(36,303)	(7,346)	—	—

—	—	—	—	(17,274)	(1,721)	—	—

—	—	—	—	(2,955)	(2,630)	—	—

—	(2,872,871)	—	—	—	(7,885)	—	—

—	(2,503,212)	—	—	—	(8,532)	—	—

—	(1,234,161)	—	—	—	(3,190)	—	—

—	(104,112)	—	—	—	(332)	—	—

—	(6,714,356)	—	—	(149,487)	(69,652)	—	—

50,888,658	88,161,726	36,011,244	39,713,331	6,791,680	5,251,754	34,939,704	13,023,379

—	—	3,788,135	—	—	—	—	—

—	2,625,615	—	—	82,356	42,866	—	—

(56,856,555)	(87,312,595)	(21,342,658)	(50,540,989)	(1,714,427)	(1,840,392)	(14,319,813)	(18,085,762)

(5,967,897)	3,474,746	18,456,721	(10,827,658)	5,159,609	3,454,228	20,619,891	(5,062,383)

25,196,748	56,562,308	17,710,631	14,298,352	4,323,444	4,476,569	15,126,348	8,632,134

—	—	5,104,416	—	—	—	—	—

—	2,311,074	—	—	32,159	14,863	—	—

(28,069,897)	(37,134,865)	(12,227,573)	(16,552,761)	(1,171,630)	(1,145,583)	(8,408,880)	(13,217,527)

(2,873,149)	21,738,517	10,587,474	(2,254,409)	3,183,973	3,345,849	6,717,468	(4,585,393)

24,447,800	36,949,024	10,956,673	7,130,640	2,535,871	1,616,524	12,616,552	8,580,303

—	—	1,108,417	—	—	—	—	—

—	1,049,007	—	—	13,543	4,217	—	—

(20,942,132)	(24,544,333)	(4,019,795)	(6,094,548)	(776,271)	(636,031)	(6,560,361)	(11,846,714)

3,505,668	13,453,698	8,045,295	1,036,092	1,773,143	984,710	6,056,191	(3,266,411)

3,023,385	5,590,740	2,603,455	921,303	50,691	278,740	1,314,206	870,253

—	—	181,055	—	—	—	—	—

—	75,565	—	—	1,915	1,865	—	—

(2,702,739)	(4,655,294)	(343,030)	(261,281)	(76,957)	(122,512)	(576,530)	(549,291)

320,646	1,011,011	2,441,480	660,022	(24,351)	158,093	737,676	320,962

(5,014,732)	39,677,972	39,530,970	(11,385,953)	10,092,374	7,942,880	34,131,226	(12,593,225)

150,484,216	(34,621,671)	94,318,126	(45,543,300)	15,514,507	4,030,731	81,901,950	(56,456,691)

$431,387,982	$466,009,653	$157,245,330	$202,788,630	$15,177,003	$11,146,272	$88,659,886	$145,116,577

$581,872,198	$431,387,982	$251,563,456	$157,245,330	$30,691,510	$15,177,003	$170,561,836	$88,659,886

$140,063	$77,396	$—	—	$—	$—	$—	—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes In Net Assets — (Continued)

	STOCK
	Equity Income Fund		Growth Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$1,116,873	$795,816	$(5,903,535)	$(8,131,860)

Net realized gain (loss) on investments and foreign currency transactions	(2,652,646)	(5,040,016)	(39,304,910)	(213,818,100)

Net realized gain (loss) on futures and options	—	—	—	—

Net increase from payment by affiliate	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	25,800,803	(15,095,413)	270,139,174	(186,491,498)

Increase (decrease) in net assets resulting from operations	24,265,030	(19,339,613)	224,930,729	(408,441,458)

Distributions to shareholders from:

Net investment income, Class A	(765,258)	(623,743)	—	—

Net investment income, Class B	(242,204)	(137,978)	—	—

Net investment income, Class C	(60,585)	(30,496)	—	—

Net investment income, Class Y	(3,878)	(4,132)	—	—

Net realized gains on investments Class A	—	(557,395)	—	—

Net realized gains on investments Class B	—	(293,427)	—	—

Net realized gains on investments Class C	—	(64,230)	—	—

Net realized gains on investments Class Y	—	(2,545)	—	—

Total distributions to shareholders	(1,071,925)	(1,713,946)	—	—

From capital share transactions:

Class A

Shares sold	7,902,772	10,399,965	335,376,679	277,793,699

Shares exchanged due to merger	—	—	—	7,363,678

Reinvestment of distributions	706,264	1,106,544	—	—

Shares redeemed (1)	(12,157,169)	(17,703,963)	(189,470,494)	(216,706,794)

Net increase (decrease) — Class A	(3,548,133)	(6,197,454)	145,906,185	68,450,583

Class B

Shares sold	5,797,028	9,507,072	52,844,226	72,581,431

Shares exchanged due to merger	—	—	—	7,296,375

Reinvestment of distributions	218,226	389,901	—	—

Shares redeemed (1)	(6,847,512)	(10,589,787)	(81,761,833)	(115,945,655)

Net increase (decrease) — Class B	(832,258)	(692,814)	(28,917,607)	(36,067,849)

Class C

Shares sold	2,558,113	3,309,499	51,101,503	58,916,865

Shares exchanged due to merger	—	—	—	2,196,313

Reinvestment of distributions	53,460	83,512	—	—

Shares redeemed (1)	(1,801,186)	(3,211,807)	(42,764,731)	(47,575,116)

Net increase (decrease) — Class C	810,387	181,204	8,336,772	13,538,062

Class Y

Shares sold	11,994	39,926	21,702,316	16,756,822

Shares exchanged due to merger	—	—	—	108,538

Reinvestment of distributions	2,568	3,416	—	—

Shares redeemed (1)	(70,814)	(36,084)	(13,993,773)	(16,021,444)

Net increase (decrease) — Class Y	(56,252)	7,258	7,708,543	843,916

Total increase (decrease) in net assets resulting from capital share transactions	(3,626,256)	(6,701,806)	133,033,893	46,764,712

Total increase (decrease) in net assets	19,566,849	(27,755,365)	357,964,622	(361,676,746)

Net assets:

Beginning of period	$98,146,432	$125,901,797	$1,331,627,314	$1,693,304,060

End of period	$117,713,281	$98,146,432	$1,689,591,936	$1,331,627,314

Undistributed (accumulated) net investment income (loss)	$31,636	$8,336	$—	$—

(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

		INTERNATIONAL		SECTOR/SPECIALTY
Growth and Income Fund		International Growth Fund		Global Financial Services Fund		Global Socially Responsive Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$137,209	$(351,744)	$(50,720)	$141,398	$319,091	$403,821	$(7,941)	$(8,066)

(10,117,652)	(39,190,836)	(7,345,406)	(9,178,278)	1,094,734	(754)	5,727	(783,355)

8,140	8,265	—	—	—	—	—	—

—	—	—	—	—	—	—	—

46,803,633	(22,690,214)	24,050,931	(5,388,495)	7,295,053	(3,114,331)	1,284,674	(82,267)

36,831,330	(62,224,529)	16,654,805	(14,425,375)	8,708,878	(2,711,264)	1,282,460	(873,688)

(58,489)	—	—	—	(112,908)	(133,948)	—	—

—	—	—	—	(58,228)	(78,942)	—	—

—	—	—	—	(20,427)	(15,213)	—	—

(79,251)	—	—	—	(108,744)	(121,325)	—	—

—	—	—	—	(30,408)	(150,719)	—	—

—	—	—	—	(28,003)	(134,880)	—	—

—	—	—	—	(7,910)	(27,137)	—	—

—	—	—	—	(21,297)	(98,073)	—	—

(137,740)	—	—	—	(387,925)	(760,237)	—	—

13,013,204	15,753,039	13,592,030	25,814,064	2,337,015	5,629,294	1,574,961	1,636,263

—	—	—	—	—	—	—	—

55,123	—	—	—	135,546	268,368	—	—

(15,707,863)	(27,909,920)	(13,054,146)	(31,273,042)	(3,009,099)	(9,525,234)	(930,115)	(880,816)

(2,639,536)	(12,156,881)	537,884	(5,458,978)	(536,538)	(3,627,572)	644,846	755,447

9,318,100	15,142,873	5,331,301	7,385,518	1,551,507	1,789,558	668,270	446,757

—	—	—	—	—	—	—	—

—	—	—	—	80,534	200,445	—	—

(15,453,771)	(29,475,653)	(5,216,817)	(7,833,046)	(1,756,944)	(2,554,842)	(152,033)	(188,544)

(6,135,671)	(14,332,780)	114,484	(447,528)	(124,903)	(564,839)	516,237	258,213

3,550,604	4,924,818	4,894,136	3,515,097	1,128,852	299,432	727,527	335,074

—	—	—	—	—	—	—	—

—	—	—	—	24,538	39,159	—	—

(4,292,013)	(8,142,846)	(4,445,305)	(4,010,481)	(359,423)	(630,257)	(150,822)	(61,163)

(741,409)	(3,218,028)	448,831	(495,384)	793,967	(291,666)	576,705	273,911

5,403,297	2,894,929	14,913,534	20,135,760	19,793	273,220	58,744	41,921

—	—	—	—	—	—	—	—

78,641	—	—	—	130,038	219,398	—	—

(1,596,232)	(2,666,885)	(13,805,814)	(20,823,027)	(58,294)	(202,475)	(1,697)	(10,507)

3,885,706	228,044	1,107,720	(687,267)	91,537	290,143	57,047	31,414

(5,630,910)	(29,479,645)	2,208,919	(7,089,157)	224,063	(4,193,934)	1,794,835	1,318,985

31,062,680	(91,704,174)	18,863,724	(21,514,532)	8,545,016	(7,665,435)	3,077,295	445,297

$146,801,493	$238,505,667	$57,121,772	$78,636,304	$23,792,200	$31,457,635	$4,129,467	$3,684,170

$177,864,173	$146,801,493	$75,985,496	$57,121,772	$32,337,216	$23,792,200	$7,206,762	$4,129,467

$—	$—	$—	$—	$—	$(6,173)	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

	SECTOR/SPECIALTY
	Mergers and Acquisitions Fund		Technology Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002
From operations:
Net investment income (loss)	$(835,259)	$(325,324)	$(1,390,761)	$(1,480,222)

Net realized gain (loss) on investments and foreign currency transactions	6,685,189	(924,192)	16,983,505	(45,107,355)

Net realized gain (loss) on futures and options	—	—	—	—

Net increase from payment by affiliate	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	8,543,854	(1,538,187)	22,296,852	(7,230,133)

Increase (decrease) in net assets resulting from operations	14,393,784	(2,787,703)	37,889,596	(53,817,710)

Distributions to shareholders from:

Net investment income, Class A	—	—	—	—

Net investment income, Class B	—	—	—	—

Net investment income, Class C	—	—	—	—

Net investment income, Class Y	—	—	—	—

Net realized gains on investments Class A	(881,310)	(215,477)	—	—

Net realized gains on investments Class B	(469,383)	(168,008)	—	—

Net realized gains on investments Class C	(556,421)	(129,712)	—	—

Net realized gains on investments Class Y	(64,456)	(7,179)	—	—

Total distributions to shareholders	(1,971,570)	(520,376)	—	—

From capital share transactions:

Class A

Shares sold	38,084,596	16,855,444	6,829,671	5,017,124

Shares exchanged due to merger	—	—	—	2,048,925

Reinvestment of distributions	696,924	178,169	—	—

Shares redeemed (1)	(7,355,890)	(8,546,562)	(6,367,704)	(16,926,759)

Net increase (decrease) — Class A	31,425,630	8,487,051	461,967	(9,860,710)

Class B

Shares sold	13,637,817	8,325,950	7,123,793	6,196,887

Shares exchanged due to merger	—	—	—	1,753,209

Reinvestment of distributions	394,554	143,533	—	—

Shares redeemed (1)	(5,446,090)	(4,986,873)	(7,144,652)	(12,893,066)

Net increase (decrease) — Class B	8,586,281	3,482,610	(20,859)	(4,942,970)

Class C

Shares sold	24,677,345	10,687,732	3,079,276	1,247,661

Shares exchanged due to merger	—	—	—	391,285

Reinvestment of distributions	412,962	99,895	—	—

Shares redeemed (1)	(3,658,928)	(3,306,400)	(2,105,902)	(3,724,197)

Net increase (decrease) — Class C	21,431,379	7,481,227	973,374	(2,085,251)

Class Y

Shares sold	3,990,948	975,226	437,439	232,968

Shares exchanged due to merger	—	—	—	101,642

Reinvestment of distributions	15,903	1,425	—	—

Shares redeemed (1)	(447,153)	(638,492)	(387,994)	(210,418)

Net increase (decrease) — Class Y	3,559,698	338,159	49,445	124,192

Total increase (decrease) in net assets resulting from capital share transactions	65,002,988	19,789,047	1,463,927	(16,764,739)

Total increase (decrease) in net assets	77,425,202	16,480,968	39,353,523	(70,582,449)

Net assets:

Beginning of period	$73,818,686	$57,337,718	$51,252,412	$121,834,861

End of period	$151,243,888	$73,818,686	$90,605,935	$51,252,412

Undistributed (accumulated) net investment income	$—	$—	—	$—

(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

DOMESTIC HYBRID				INCOME
Managed Fund		Strategic Allocation Fund		Government Securities Fund		High-Yield Bond Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$440,972	$(106,962)	$16,473	$2,564	$9,370,350	$9,869,646	$16,145,845	$11,662,638

296,625	(30,515,097)	(143,667)	(675,145)	2,530,653	149,311	(2,156,334)	(11,290,708)

19,326	1,200	—	—	—	—	—	(4,545)

—	—	—	—	—	—	—	—

21,822,590	(9,082,940)	6,216,485	(5,155,073)	(7,268,702)	8,251,033	28,693,979	(473,562)

22,579,513	(39,703,799)	6,089,291	(5,827,654)	4,632,301	18,269,990	42,683,490	(106,177)

(489,743)	—	(6,823)	—	(4,233,861)	(4,973,594)	(7,685,232)	(6,132,263)

(221,365)	—	—	—	(3,043,829)	(3,355,670)	(4,353,955)	(3,660,792)

(28,213)	—	—	—	(815,160)	(902,028)	(2,926,015)	(1,429,492)

(4,652)	—	(5,347)	—	(552,316)	(407,771)	(1,180,643)	(440,091)

—	—	—	—	(232,973)		—	—

—	—	—	—	(191,582)	—	—	—

—	—	—	—	(51,708)	—	—	—

—	—	—	—	(36,557)	—	—	—

(743,973)	—	(12,170)	—	(9,157,986)	(9,639,063)	(16,145,845)	(11,662,638)

8,974,311	7,792,450	5,484,023	5,527,451	40,523,483	66,634,255	56,583,314	65,803,015

3,869,530	—	—	—	—	—	—	—

466,915	—	5,953	—	3,747,742	4,128,980	5,209,212	4,186,073

(12,266,554)	(25,984,581)	(2,215,319)	(3,753,342)	(57,367,777)	(43,824,837)	(47,292,664)	(31,443,674)

1,044,202	(18,192,131)	3,274,657	1,774,109	(13,096,552)	26,938,398	14,499,862	38,545,414

6,279,445	9,095,650	3,966,209	7,272,289	22,369,156	52,688,470	27,335,926	21,561,941

4,064,388	—	—	—	—	—	—	—

212,273	—	—	—	2,673,321	2,762,450	2,739,041	2,447,328

(17,261,995)	(21,295,936)	(1,467,567)	(2,071,052)	(39,419,709)	(20,901,348)	(13,738,019)	(13,150,724)

(6,705,889)	(12,200,286)	2,498,642	5,201,237	(14,377,232)	34,549,572	16,336,948	10,858,545

1,563,335	1,017,976	2,681,437	3,251,029	8,399,341	18,190,206	33,797,517	23,578,559

1,492,258	—	—	—	—	—	—	—

26,897	—	—	—	645,845	673,945	1,651,963	826,975

(1,450,794)	(1,904,718)	(799,954)	(1,085,117)	(12,603,368)	(8,597,124)	(12,599,512)	(7,801,942)

1,631,696	(886,742)	1,881,483	2,165,912	(3,558,182)	10,267,027	22,849,968	16,603,592

19,962	2,037,115	295,510	843,974	9,324,155	3,851,347	22,541,955	2,804,558

167,917	—	—	—	—	—	—	—

3,817	—	4,216	—	580,559	395,997	747,112	333,272

(55,310)	(43,171,592)	(347,438)	(574,658)	(1,219,475)	(1,997,000)	(3,857,631)	(1,340,433)

136,386	(41,134,477)	(47,712)	269,316	8,685,239	2,250,344	19,431,436	1,797,397

(3,893,605)	(72,413,636)	7,607,070	9,410,574	(22,346,727)	74,005,341	73,118,214	67,804,948

17,941,935	(112,117,435)	13,684,191	3,582,920	(26,872,412)	82,636,268	99,655,859	56,036,133

$112,253,519	$224,370,954	$21,454,742	$17,871,822	$268,131,034	$185,494,766	$185,618,754	$129,582,621

$130,195,454	$112,253,519	$35,138,933	$21,454,742	$241,258,622	$268,131,034	$285,274,613	$185,618,754

$—	$—	$6,180	$2,456	$65,534	$—	$(17,425)	$(66,016)

THE ENTERPRISE Group of Funds, Inc.

Statements of Changes in Net Assets — (Continued)

	Short Duration Bond Fund
	Year Ended December 31, 2003	November 29, 2002 through December 31, 2002
From operations:
Net investment income (loss)	$387,228	$5,515

Net realized gain (loss) on investments and foreign currency transactions	10,461	—

Net realized gain (loss) on futures and options	—	—

Net increase from payment by affiliate	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	58,059	13,242

Increase (decrease) in net assets resulting from operations	455,748	18,757

Distributions to shareholders from:

Net investment income, Class A	(203,013)	(2,471)

Net investment income, Class B	(119,873)	(2,504)

Net investment income, Class C	(68,918)	(2,340)

Net investment income, Class Y	(31,109)	(1,563)

Net realized gains Class A	—	—

Net realized gains Class B	—	—

Net realized gains Class C	—	—

Net realized gains Class Y	—	—

Total distributions to shareholders	(422,913)	(8,878)

From capital share transactions:

Class A

Shares sold	15,730,491	2,162,322

Shares exchanged due to merger	—	—

Reinvestment of distributions	155,720	622

Shares redeemed(1)	(6,574,343)	(10,900)

Net increase (decrease) — Class A	9,311,868	2,152,044

Class B

Shares sold	9,007,592	2,265,272

Shares exchanged due to merger	—	—

Reinvestment of distributions	88,144	815

Shares redeemed(1)	(2,083,126)	(1,026)

Net increase (decrease) — Class B	7,012,610	2,265,061

Class C

Shares sold	4,607,510	2,108,112

Shares exchanged due to merger	—	—

Reinvestment of distributions	40,031	530

Shares redeemed(1)	(1,334,505)	(196)

Net increase (decrease) — Class C	3,313,036	2,108,446

Class Y

Shares sold	246,160	1,100,075

Shares exchanged due to merger	—	—

Reinvestment of distributions	1,844	—

Shares redeemed(1)	(142,306)	—

Net increase (decrease) — Class Y	105,698	1,100,075

Total increase (decrease) in net assets resulting from capital share transactions	19,743,212	7,625,626

Total increase (decrease) in net assets	19,776,047	7,635,505

Net assets:

Beginning of period	$7,635,505	$—

End of period	$27,411,552	$7,635,505

Undistributed (accumulated) net investment income (loss)	$—	$—

(1)	Redemptions are net of any redemption fees (see note 9).

See notes to financial statements.

ANNUAL REPORT

INCOME				MONEY MARKET
Tax-Exempt Income Fund		Total Return Fund		Money Market Fund
Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

$1,150,774	$1,172,289	$1,060,448	$1,155,170	$2,976,813	$4,182,161

361,227	100,007	1,072,519	1,056,816	(886,784)	—

—	—	735,109	506,669	—	—

—	—	—	—	886,784	—

(26,329)	1,590,371	779,458	795,867	—	—

1,485,672	2,862,667	3,647,534	3,514,522	2,976,813	4,182,161

(795,765)	(841,781)	(691,891)	(536,342)	(2,490,574)	(3,344,856)

(245,242)	(246,943)	(392,315)	(397,412)	(372,211)	(646,318)

(105,896)	(79,960)	(292,695)	(234,180)	(88,020)	(148,061)

(3,871)	(3,605)	(52,993)	(56,697)	(26,008)	(42,926)

(174,718)	(47,004)	(434,218)	(517,283)	—	—

(61,259)	(16,804)	(322,266)	(463,120)	—	—

(26,268)	(7,209)	(243,955)	(319,062)	—	—

(784)	(196)	(24,428)	(39,789)	—	—

(1,413,803)	(1,243,502)	(2,454,761)	(2,563,885)	(2,976,813)	(4,182,161)

2,916,029	5,228,082	22,031,838	22,128,174	364,525,321	240,934,087

—	—	—	—	—	—

662,869	627,285	1,024,342	961,602	2,473,747	3,313,236

(5,162,682)	(4,660,113)	(12,383,488)	(3,902,457)	(273,573,668)	(231,588,964)

(1,583,784)	1,195,254	10,672,692	19,187,319	93,425,400	12,658,359

1,169,843	3,050,025	13,745,237	19,780,122	35,438,621	56,933,243

—	—	—	—	—	—

212,185	175,668	627,575	750,436	347,688	601,664

(2,247,603)	(1,784,082)	(10,759,251)	(3,068,443)	(45,657,081)	(45,256,820)

(865,575)	1,441,611	3,613,561	17,462,115	(9,870,772)	12,278,087

919,509	2,663,294	8,689,368	14,905,660	19,734,566	22,913,569

—	—	—	—	—	—

98,909	72,612	424,175	435,856	81,328	135,543

(1,402,613)	(916,724)	(4,828,495)	(1,961,987)	(21,856,323)	(20,906,021)

(384,195)	1,819,182	4,285,048	13,379,529	(2,040,429)	2,143,091

—	23,818	958,679	887,182	2,660,554	1,845,363

—	—	—	—	—	—

2,339	1,671	47,061	67,470	25,914	42,670

(2,921)	(5,526)	(982,527)	(425,551)	(2,045,742)	(749,898)

(582)	19,963	23,213	529,101	640,726	1,138,135

(2,834,136)	4,476,010	18,594,514	50,558,064	82,154,925	28,217,672

(2,762,267)	6,095,175	19,787,287	51,508,701	82,154,925	28,217,672

$36,925,251	$30,830,076	$69,118,948	$17,610,247	$337,557,422	$309,339,750

$34,162,984	$36,925,251	$88,906,235	$69,118,948	$419,712,347	$337,557,422

$—	$—	$—	$—	$—	$—

THE ENTERPRISE Group of Funds, Inc.

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class A)	2003	2002	2001	2000

Net Asset Value Beginning of Period	$5.07	$7.90	$9.56	$13.74	$5.00

Net Investment Income (Loss)E	(0.08)	(0.09)	(0.08)	(0.14)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	1.79	(2.74)	(1.58)	(4.04)	9.00

Total from Investment Operations	1.71	(2.83)	(1.66)	(4.18)	8.95

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	—	—	(0.21)

Total Distributions	—	—	—	—	(0.21)

Net Asset Value End of Period	$6.78	$5.07	$7.90	$9.56	$13.74

Total ReturnC	33.73%	(35.82)%	(17.36)%	(30.42)%	179.26	%B
Net Assets End of Period (in thousands)	$32,770	$26,114	$55,095	$81,279	$49,206
Ratio of Expenses to Average Net Assets	1.96%	1.85%	1.85%	1.85%	1.85	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.15%	2.20%	2.02%	1.92%	2.43	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.33)%	(1.43)%	(0.98)%	(1.10)%	(1.06	)%A
Portfolio Turnover Rate	161%	189%	105%	127%	32%

	Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class B)	2003	2002	2001	2000

Net Asset Value Beginning of Period	$4.97	$7.79	$9.49	$13.70	$5.00

Net Investment Income (Loss)E	(0.11)	(0.12)	(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.75	(2.70)	(1.58)	(4.00)	8.98

Total from Investment Operations	1.64	(2.82)	(1.70)	(4.21)	8.91

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	—	—	(0.21)

Total Distributions	—	—	—	—	(0.21)

Net Asset Value End of Period	$6.61	$4.97	$7.79	$9.49	$13.70

Total ReturnD	33.00%	(36.20)%	(17.91)%	(30.73)%	178.45	%B
Net Assets End of Period (in thousands)	$46,888	$36,329	$68,173	$87,458	$39,854
Ratio of Expenses to Average Net Assets	2.51%	2.40%	2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.70%	2.75%	2.57%	2.47%	2.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.88)%	(1.98)%	(1.54)%	(1.63)%	(1.64	)%A
Portfolio Turnover Rate	161%	189%	105%	127%	32%

See notes to financial statements.

ANNUAL REPORT

Enterprise Multi-Cap Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,						For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class C)	2003		2002		2001	2000

Net Asset Value Beginning of Period	$4.97		$7.78		$9.48	$13.70	$5.00

Net Investment Income (Loss)E	(0.11)		(0.12)		(0.12)	(0.21)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	1.74		(2.69)		(1.58)	(4.01)	8.98

Total from Investment Operations	1.63		(2.81)		(1.70)	(4.22)	8.91

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	—	(0.21)

Total Distributions	—		—		—	—	(0.21)

Net Asset Value End of Period	$6.60		$4.97		$7.78	$9.48	$13.70

Total ReturnD	32.80	%C	(36.12	)%C	(17.93)%	(30.80)%	178.46	%B
Net Assets End of Period (in thousands)	$12,597		$9,956		$20,646	$30,826	$13,864
Ratio of Expenses to Average Net Assets	2.51%		2.40%		2.40%	2.40%	2.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.70%		2.75%		2.57%	2.47%	2.92	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.88)%		(1.98)%		(1.53)%	(1.63)%	(1.62	)%A
Portfolio Turnover Rate	161%		189%		105%	127%	32%

	Year Ended December 31,				For the Period 7/1/99 through 12/31/99
Enterprise Multi-Cap Growth Fund (Class Y)	2003	2002	2001	2000

Net Asset Value Beginning of Period	$5.14	$7.98	$9.62	$13.76	$5.00

Net Investment Income (Loss)E	(0.06)	(0.06)	(0.04)	(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.83	(2.78)	(1.60)	(4.05)	8.99

Total from Investment Operations	1.77	(2.84)	(1.64)	(4.14)	8.97

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	—	—	(0.21)

Total Distributions	—	—	—	—	(0.21)

Net Asset Value End of Period	$6.91	$5.14	$ 7.98	$9.62	$13.76

Total Return	34.44%	(35.59)%	(17.05)%	(30.09)%	179.66	%B
Net Assets End of Period (in thousands)	$1,318	$312	$403	$609	$641
Ratio of Expenses to Average Net Assets	1.51%	1.40%	1.40%	1.40%	1.40	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.68%	1.76%	1.57%	1.46%	2.42	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.88)%	(0.98)%	(0.53)%	(0.67)%	(0.51	)%A
Portfolio Turnover Rate	161%	189%	105%	127%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class A)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$21.76		$28.90		$30.90	$33.26	$22.44

Net Investment Income (Loss)E	(0.33)		(0.35)		(0.39)	(0.43)	(0.35)
Net Realized and Unrealized Gain (Loss) on Investments	5.31		(6.79)		(1.40)	0.44	11.17

Total from Investment Operations	4.98		(7.14)		(1.79)	0.01	10.82

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		(0.22)	(2.37)	—

Total Distributions	—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$26.74		$21.76		$28.90	$30.90	$33.26

Total ReturnC	22.89%		(24.71)%		(5.72)%	0.55%	48.22%
Net Assets End of Period (in thousands)	$44,265		$31,714		$37,413	$35,921	$19,024
Ratio of Expenses to Average Net Assets	1.65%		1.73%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04%		2.09%		2.01%	1.98%	2.29%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.41)%		(1.43)%		(1.40)%	(1.26)%	(1.38)%
Portfolio Turnover Rate	81%		35%		42%	53%	62%

	Year Ended December 31,
Enterprise Small Company Growth Fund (Class B)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$20.98	$28.02	$30.11	$32.62	$22.13

Net Investment Income (Loss)E	(0.44)	(0.47)	(0.53)	(0.61)	(0.48)
Net Realized and Unrealized Gain (Loss) on Investments	5.10	(6.57)	(1.34)	0.47	10.97

Total from Investment Operations	4.66	(7.04)	(1.87)	(0.14)	10.49

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	(0.22)	(2.37)	—

Total Distributions	—	—	(0.22)	(2.37)	—

Redemption Fees	0.00F	—	—	—	—

Net Asset Value End of Period	$25.64	$20.98	$28.02	$30.11	$32.62

Total ReturnD	22.21%	(25.12)%	(6.17)%	0.10%	47.40%
Net Assets End of Period (in thousands)	$42,327	$33,447	$41,749	$38,084	$19,798
Ratio of Expenses to Average Net Assets	2.20%	2.28%	2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.59%	2.64%	2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.95)%	(1.98)%	(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	81%	35%	42%	53%	62%

See notes to financial statements.

ANNUAL REPORT

Enterprise Small Company Growth Fund

FINANCIAL HIGHLIGHTS  — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Growth Fund (Class C)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$21.05		$28.11		$30.21	$32.73	$22.21

Net Investment Income (Loss)E	(0.45)		(0.46)		(0.53)	(0.62)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	5.13		(6.60)		(1.35)	0.47	10.99

Total from Investment Operations	4.68		(7.06)		(1.88)	(0.15)	10.52

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		(0.22)	(2.37)	—

Total Distributions	—		—		(0.22)	(2.37)	—

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$25.73		$21.05		$28.11	$30.21	$32.73

Total ReturnD	22.23	%C	(25.12	)%C	(6.18)%	0.07%	47.37%
Net Assets End of Period (in thousands)	$16,567		$10,448		$9,367	$8,596	$4,654
Ratio of Expenses to Average Net Assets	2.20%		2.27%		2.40%	2.40%	2.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.59%		2.66%		2.56%	2.53%	2.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.95)%		(1.97)%		(1.95)%	(1.81)%	(1.93)%
Portfolio Turnover Rate	81%		35%		42%	53%	62%

Enterprise Small Company Growth Fund (Class Y)	Year Ended December 31,
	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$22.31		$29.51	$31.39	$33.56	$22.55

Net Investment Income (Loss)E	(0.23)		(0.26)	(0.27)	(0.28)	(0.23)
Net Realized and Unrealized Gain (Loss) on Investments	5.47		(6.94)	(1.39)	0.48	11.24

Total from Investment Operations	5.24		(7.20)	(1.66)	0.20	11.01

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	(0.22)	(2.37)	—

Total Distributions	—		—	(0.22)	(2.37)	—

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.55		$22.31	$29.51	$31.39	$33.56

Total Return	23.49%		(24.40)%	(5.25)%	1.12%	48.82%
Net Assets End of Period (in thousands)	$11,317		$7,375	$9,257	$9,350	$9,296
Ratio of Expenses to Average Net Assets	1.20%		1.29%	1.40%	1.40%	1.40%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.59%		1.64%	1.56%	1.52%	1.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.95)%		(0.98)%	(0.95)%	(0.82)%	(0.93)%
Portfolio Turnover Rate	81%		35%	42%	53%	62%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Small Company Value Fund (Class A)	Year Ended December 31,
	2003	2002		2001		2000	1999

Net Asset Value Beginning of Period	$7.09	$8.17		$7.84		$8.53	$7.92

Net Investment Income (Loss)E	(0.04)	(0.04)		(0.02)		(0.01)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.73	(0.93)		0.38		0.51	1.28

Total from Investment Operations	2.69	(0.97)		0.36		0.50	1.26

Dividends from Net Investment Income	—	—		—		—	—
Distributions from Capital Gains	—	(0.11)		(0.03)		(1.19)	(0.65)

Total Distributions	—	(0.11)		(0.03)		(1.19)	(0.65)

Redemption Fees	—	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$9.78	$7.09		$8.17		$7.84	$8.53

Total ReturnC	37.94%	(11.88)%		4.63%		6.52%	16.13%
Net Assets End of Period (in thousands)	$250,241	$188,979		$218,905		$174,043	$135,222
Ratio of Expenses to Average Net Assets	1.60%	1.64%		1.57%		1.55%	1.63%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%	(0.50)%		(0.21)%		(0.12)%	(0.22)%
Portfolio Turnover Rate	8%	19%		32%		71%	46%

Enterprise Small Company Value Fund (Class B)	Year Ended December 31,
	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$6.71	$7.78	$7.52	$8.27	$7.74

Net Investment Income (Loss)E	(0.08)	(0.08)	(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.58	(0.88)	0.35	0.50	1.24

Total from Investment Operations	2.50	(0.96)	0.29	0.44	1.18

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	(0.11)	(0.03)	(1.19)	(0.65)

Total Distributions	—	(0.11)	(0.03)	(1.19)	(0.65)

Net Asset Value End of Period	$9.21	$6.71	$7.78	$7.52	$8.27

Total ReturnD	37.26%	(12.35)%	3.89%	6.00%	15.47%
Net Assets End of Period (in thousands)	$210,248	$156,569	$161,373	$117,125	$98,472
Ratio of Expenses to Average Net Assets	2.15%	2.19%	2.12%	2.10%	2.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01)%	(1.04)%	(0.76)%	(0.66)%	(0.78)%
Portfolio Turnover Rate	8%	19%	32%	71%	46%

See notes to financial statements.

ANNUAL REPORT

Enterprise Small Company Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Small Company Value Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$6.88		$7.98		$7.71	$8.45	$7.90

Net Investment Income (Loss)E	(0.08)		(0.08)		(0.06)	(0.06)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	2.65		(0.91)		0.36	0.51	1.26

Total from Investment Operations	2.57		(0.99)		0.30	0.45	1.20

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		(0.11)		(0.03)	(1.19)	(0.65)

Net Asset Value End of Period	$9.45		$6.88		$7.98	$7.71	$8.45

Total ReturnD	37.35	%C	(12.42	)%C	3.93%	6.00%	15.42%
Net Assets End of Period (in thousands)	$111,311		$78,811		$78,665	$54,638	$35,265
Ratio of Expenses to Average Net Assets	2.15%		2.19%		2.13%	2.10%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.01)%		(1.04)%		(0.76)%	(0.65)%	(0.76)%
Portfolio Turnover Rate	8%		19%		32%	71%	46%

	Year Ended December 31,
Enterprise Small Company Value Fund (Class Y)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$7.39		$8.47		$8.09	$8.73	$8.06

Net Investment Income (Loss)E	0.00	F	0.00	F	0.01	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.85		(0.97)		0.40	0.52	1.30

Total from Investment Operations	2.85		(0.97)		0.41	0.55	1.32

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		(0.11)		(0.03)	(1.19)	(0.65)

Total Distributions	—		(0.11)		(0.03)	(1.19)	(0.65)

Net Asset Value End of Period	$10.24		$7.39		$8.47	$8.09	$8.73

Total Return	38.57%		(11.46)%		5.10%	6.95%	16.60%
Net Assets End of Period (in thousands)	$10,072		$7,029		$7,067	$851	$619
Ratio of Expenses to Average Net Assets	1.15%		1.19%		1.15%	1.10%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.01)%		(0.04)%		0.18%	0.31%	0.23%
Portfolio Turnover Rate	8%		19%		32%	71%	46%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class A)	2002		2002		2001	2000	1999

Net Asset Value Beginning of Period	$22.47		$27.23		$34.21	$46.61	$38.59

Net Investment Income (Loss)E	(0.21)		(0.25)		(0.24)	(0.25)	(0.47)
Net Realized and Unrealized Gain (Loss) on Investments	7.40		(4.51)		(6.75)	(5.44)	15.43

Total from Investment Operations	7.19		(4.76)		(6.99)	(5.69)	14.96

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	0.00	F	0.01	—	—

Net Asset Value End of Period	$29.66		$22.47		$27.23	$34.21	$46.61

Total ReturnC	32.00%		(17.48)%		(20.40)%	(14.19)%	39.39%
Net Assets End of Period (in thousands)	$147,894		$96,878		$128,957	$176,467	$181,232
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.62%		1.67%		1.63%	1.52%	1.52%
Ratio of Expenses to Average Net Assets	1.62%		1.67%		1.61%	1.52%	1.52%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.82)%		(0.95)%		(0.84)%	(0.64)%	(1.15)%
Portfolio Turnover Rate	82%		111%		111%	140%	170%

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class B)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$21.09		$25.70	$32.47	$44.80	$37.50

Net Investment Income (Loss)E	(0.33)		(0.37)	(0.37)	(0.43)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	6.93		(4.24)	(6.40)	(5.19)	14.92

Total from Investment Operations	6.60		(4.61)	(6.77)	(5.62)	14.24

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(6.71)	(6.94)

Total Distributions	—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$27.69		$21.09	$25.70	$32.47	$44.80

Total ReturnD	31.29%		(17.94)%	(20.85)%	(14.65)%	38.62%
Net Assets End of Period (in thousands)	$70,714		$44,262	$56,243	$74,887	$40,276
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.17%		2.22%	2.18%	2.08%	2.08%
Ratio of Expenses to Average Net Assets	2.17%		2.22%	2.16%	2.08%	2.08%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.39)%		(1.51)%	(1.40)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	82%		111%	111%	140%	170%

See notes to financial statements.

ANNUAL REPORT

Enterprise Capital Appreciation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$21.70		$26.43		$33.40	$45.85	$38.25

Net Investment Income (Loss)E	(0.35)		(0.38)		(0.38)	(0.44)	(0.68)
Net Realized and Unrealized Gain (Loss) on Investments	7.14		(4.35)		(6.59)	(5.30)	15.22

Total from Investment Operations	6.79		(4.73)		(6.97)	(5.74)	14.54

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	(6.71)	(6.94)

Total Distributions	—		—		—	(6.71)	(6.94)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$28.49		$21.70		$26.43	$33.40	$45.85

Total ReturnD	31.29	%C	(17.90	)%C	(20.87)%	(14.57)%	38.64%
Net Assets End of Period (in thousands)	$28,922		$15,135		$17,156	$23,483	$6,918
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	2.16%		2.22%		2.18%	2.08%	2.11%
Ratio of Expenses to Average Net Assets	2.16%		2.22%		2.16%	2.08%	2.11%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.39)%		(1.51)%		(1.39)%	(1.17)%	(1.69)%
Portfolio Turnover Rate	82%		111%		111%	140%	170%

	Year Ended December 31,
Enterprise Capital Appreciation Fund (Class Y)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$23.09		$27.85	$34.84	$47.14	$38.79

Net Investment Income (Loss)E	(0.12)		(0.14)	(0.11)	(0.07)	(0.28)
Net Realized and Unrealized Gain (Loss) on Investments	7.65		(4.62)	(6.88)	(5.52)	15.57

Total from Investment Operations	7.53		(4.76)	(6.99)	(5.59)	15.29

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(6.71)	(6.94)

Total Distributions	—		—	—	(6.71)	(6.94)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$30.62		$23.09	$27.85	$34.84	$47.14

Total Return	32.61%		(17.09)%	(20.06)%	(13.77)%	40.04%
Net Assets End of Period (in thousands)	$4,033		$970	$433	$532	$428
Ratio of Expenses to Average Net Assets (Excluding Expense Offset Arrangements)	1.16%		1.23%	1.18%	1.08%	1.07%
Ratio of Expenses to Average Net Assets	1.16%		1.23%	1.16%	1.08%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.46)%		(0.56)%	(0.40)%	(0.19)%	(0.69)%
Portfolio Turnover Rate	82%		111%	111%	140%	170%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,		For the Period 05/31/01
Enterprise Deep Value Fund (Class A)	2003	2002	through 12/31/01

Net Asset Value Beginning of Period	$7.59	$9.93	$10.00

Net Investment Income (Loss)E	0.07	0.06	0.02
Net Realized and Unrealized Gain (Loss) on Investments	2.12	(2.34)	(0.06)

Total from Investment Operations	2.19	(2.28)	(0.04)

Dividends from Net Investment Income	(0.07)	(0.05)	—
Distributions from Capital Gains	—	(0.01)	(0.03)

Total Distributions	(0.07)	(0.06)	(0.03)

Net Asset Value End of Period	$9.71	$7.59	$9.93

Total ReturnC	28.87%	(22.97)%	(0.41	)%B
Net Assets End of Period (in thousands)	$13,462	$6,037	$4,085
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.06%	2.29%	4.31	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90%	0.67%	0.28	%A
Portfolio Turnover Rate	30%	43%	16%

	Year Ended December 31,		For the Period 05/31/01
Enterprise Deep Value Fund (Class B)	2003	2002	through 12/31/01

Net Asset Value Beginning of Period	$7.57	$9.90	$10.00

Net Investment Income (Loss)E	0.03	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.10	(2.32)	(0.05)

Total from Investment Operations	2.13	(2.31)	(0.07)

Dividends from Net Investment Income	(0.03)	(0.01)	—
Distributions from Capital Gains	—	(0.01)	(0.03)

Total Distributions	(0.03)	(0.02)	(0.03)

Net Asset Value End of Period	$9.67	$7.57	$9.90

Total ReturnD	28.14%	(23.35)%	(0.71	)%B
Net Assets End of Period (in thousands)	$11,917	$6,515	$4,856
Ratio of Expenses to Average Net Assets	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.62%	2.86%	4.87	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.36%	0.12%	(0.28	)%A
Portfolio Turnover Rate	30%	43%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Deep Value Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 05/31/01
Enterprise Deep Value Fund (Class C)	2003		2002		through 12/31/01

Net Asset Value Beginning of Period	$7.57		$9.90		$10.00

Net Investment Income (Loss)E	0.03		0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.10		(2.32)		(0.06)

Total from Investment Operations	2.13		(2.31)		(0.07)

Dividends from Net Investment Income	(0.03)		(0.01)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	(0.03)		(0.02)		(0.03)

Net Asset Value End of Period	$9.67		$7.57		$9.90

Total ReturnD	28.20	%C	(23.38	)%C	(0.71	)%B
Net Assets End of Period (in thousands)	$5,020		$2,374		$2,039
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.61%		2.86%		4.88	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.35%		0.13%		(0.26	)%A
Portfolio Turnover Rate	30%		43%		16%

	Year Ended December 31,				For the Period 05/31/01
Enterprise Deep Value Fund (Class Y)	2003		2002		through 12/31/01

Net Asset Value Beginning of Period	$7.61		$9.95		$10.00

Net Investment Income (Loss)E	0.12		0.10		0.04
Net Realized and Unrealized Gain (Loss) on Investments	2.12		(2.35)		(0.06)

Total from Investment Operations	2.24		(2.25)		(0.02)

Dividends from Net Investment Income	(0.10)		(0.08)		—
Distributions from Capital Gains	—		(0.01)		(0.03)

Total Distributions	(0.10)		(0.09)		(0.03)

Net Asset Value End of Period	$9.75		$7.61		$9.95

Total Return	29.45%		(22.61)%		(0.21	)%B
Net Assets End of Period (in thousands)	$294		$251		$166
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.63%		1.88%		3.90	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.39%		1.13%		0.71	%A
Portfolio Turnover Rate	30%		43%		16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Equity Fund (Class A)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$3.86	$5.50	$6.81	$7.26	$6.47

Net Investment Income (Loss)E	(0.06)	(0.06)	(0.07)	(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.02	(1.58)	(1.21)	(0.26)	1.11

Total from Investment Operations	1.96	(1.64)	(1.28)	(0.33)	1.10

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00F	0.00F	—	—	—

Net Asset Value End of Period	$5.82	$3.86	$5.50	$6.81	$7.26

Total ReturnC	50.78%	(29.82)%	(18.75)%	(4.82)%	17.15%
Net Assets End of Period (in thousands)	$74,468	$34,148	$55,677	$54,319	$8,139
Ratio of Expenses to Average Net Assets	1.60%	1.60%	1.60%	1.60%	1.60%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.66%	1.78%	1.70%	1.79%	2.55%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.24)%	(1.29)%	(1.21)%	(0.89)%	(0.11)%
Portfolio Turnover Rate	19%	15%	19%	27%	176%

	Year Ended December 31,
Enterprise Equity Fund (Class B)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$3.76	$5.38	$6.69	$7.17	$6.43

Net Investment Income (Loss)E	(0.09)	(0.08)	(0.10)	(0.11)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.96	(1.54)	(1.18)	(0.25)	1.09

Total from Investment Operations	1.87	(1.62)	(1.28)	(0.36)	1.05

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	(0.03)	(0.12)	(0.31)

Total Distributions	—	—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00F	—	—	—	—

Net Asset Value End of Period	$5.63	$3.76	$5.38	$6.69	$7.17

Total ReturnD	49.73%	(30.11)%	(19.09)%	(5.30)%	16.49%
Net Assets End of Period (in thousands)	$54,939	$32,037	$52,441	$55,021	$11,431
Ratio of Expenses to Average Net Assets	2.15%	2.15%	2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.22%	2.34%	2.25%	2.35%	3.10%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.80)%	(1.84)%	(1.76)%	(1.44)%	(0.66)%
Portfolio Turnover Rate	19%	15%	19%	27%	176%

See notes to financial statements.

ANNUAL REPORT

Enterprise Equity Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Fund (Class C)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$3.76		$5.39		$6.69	$7.17	$6.44

Net Investment Income (Loss)E	(0.09)		(0.08)		(0.10)	(0.10)	(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	1.96		(1.55)		(1.17)	(0.26)	1.08

Total from Investment Operations	1.87		(1.63)		(1.27)	(0.36)	1.04

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		(0.03)	(0.12)	(0.31)

Total Distributions	—		—		(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$5.63		$3.76		$5.39	$6.69	$7.17

Total ReturnD	49.73	%C	(30.24	)%C	(18.94)%	(5.30)%	16.30%
Net Assets End of Period (in thousands)	$38,988		$21,557		$35,995	$32,620	$2,144
Ratio of Expenses to Average Net Assets	2.15%		2.15%		2.15%	2.15%	2.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.22%		2.34%		2.25%	2.33%	3.09%
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.80)%		(1.84)%		(1.76)%	(1.46)%	(0.64)%
Portfolio Turnover Rate	19%		15%		19%	27%	176%

Enterprise Equity Fund (Class Y)	Year Ended December 31,
	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$3.93		$5.57	$6.85	$7.26	$6.43

Net Investment Income (Loss)E	(0.04)		(0.04)	(0.04)	(0.03)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.05		(1.60)	(1.21)	(0.26)	1.13

Total from Investment Operations	2.01		(1.64)	(1.25)	(0.29)	1.14

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	(0.03)	(0.12)	(0.31)

Total Distributions	—		—	(0.03)	(0.12)	(0.31)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$5.94		$3.93	$5.57	$6.85	$7.26

Total Return	51.15%		(29.44)%	(18.21)%	(4.26)%	17.89%
Net Assets End of Period (in thousands)	$2,166		$918	$1,004	$376	$161
Ratio of Expenses to Average Net Assets	1.15%		1.15%	1.15%	1.15%	1.15%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.22%		1.35%	1.24%	1.37%	2.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.79)%		(0.83)%	(0.77)%	(0.43)%	0.21%
Portfolio Turnover Rate	19%		15%	19%	27%	176%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Equity Income Fund (Class A)	Year Ended December 31,
	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$18.40	$22.12	$25.72	$27.48	$26.89

Net Investment Income (Loss)E	0.25	0.19	0.20	0.22	0.22
Net Realized and Unrealized Gain (Loss) on Investments	4.58	(3.55)	(3.24)	1.10	1.69

Total from Investment Operations	4.83	(3.36)	(3.04)	1.32	1.91

Dividends from Net Investment Income	(0.25)	(0.19)	(0.18)	(0.22)	(0.20)
Distributions from Capital Gains	—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.25)	(0.36)	(0.56)	(3.08)	(1.32)

Net Asset Value End of Period	$22.98	$18.40	$22.12	$25.72	$27.48

Total ReturnC	26.38%	(15.23)%	(11.83)%	5.44%	7.20%
Net Assets End of Period (in thousands)	$70,505	$60,165	$79,215	$95,009	$111,395
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.65%	1.67%	1.58%	1.52%	1.51%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.33%	0.91%	0.84%	0.83%	0.76%
Portfolio Turnover Rate	105%	41%	48%	33%	32%

Enterprise Equity Income Fund (Class B)	Year Ended December 31,
	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$18.11	$21.77	$25.32	$27.10	$26.57

Net Investment Income (Loss)E	0.15	0.07	0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.49	(3.48)	(3.18)	1.09	1.65

Total from Investment Operations	4.64	(3.41)	(3.11)	1.16	1.71

Dividends from Net Investment Income	(0.15)	(0.08)	(0.06)	(0.08)	(0.06)
Distributions from Capital Gains	—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.15)	(0.25)	(0.44)	(2.94)	(1.18)

Net Asset Value End of Period	$22.60	$18.11	$21.77	$25.32	$27.10

Total ReturnD	25.68%	(15.67)%	(12.28)%	4.88%	6.55%
Net Assets End of Period (in thousands)	$37,491	$30,879	$38,273	$40,221	$44,574
Ratio of Expenses to Average Net Assets	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19%	2.22%	2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%	0.36%	0.29%	0.28%	0.20%
Portfolio Turnover Rate	105%	41%	48%	33%	32%

See notes to financial statements.

ANNUAL REPORT

Enterprise Equity Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Equity Income Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$18.23		$21.92		$25.49	$27.26	$26.70

Net Investment Income (Loss)E	0.15		0.07		0.07	0.07	0.06
Net Realized and Unrealized Gain (Loss) on Investments	4.52		(3.51)		(3.20)	1.10	1.69

Total from Investment Operations	4.67		(3.44)		(3.13)	1.17	1.75

Dividends from Net Investment Income	(0.15)		(0.08)		(0.06)	(0.08)	(0.07)
Distributions from Capital Gains	—		(0.17)		(0.38)	(2.86)	(1.12)

Total Distributions	(0.15)		(0.25)		(0.44)	(2.94)	(1.19)

Net Asset Value End of Period	$22.75		$18.23		$21.92	$25.49	$27.26

Total ReturnD	25.70	%C	(15.69	)%C	(12.28)%	4.89%	6.64%
Net Assets End of Period (in thousands)	$9,452		$6,829		$8,093	$8,391	$9,338
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.19%		2.22%		2.13%	2.07%	2.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.78%		0.36%		0.29%	0.28%	0.20%
Portfolio Turnover Rate	105%		41%		48%	33%	32%

	Year Ended December 31,
Enterprise Equity Income Fund (Class Y)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$18.38	$22.10	$25.70	$27.46	$26.87

Net Investment Income (Loss)E	0.34	0.28	0.30	0.33	0.34
Net Realized and Unrealized Gain (Loss) on Investments	4.59	(3.55)	(3.23)	1.11	1.70

Total from Investment Operations	4.93	(3.27)	(2.93)	1.44	2.04

Dividends from Net Investment Income	(0.34)	(0.28)	(0.29)	(0.34)	(0.33)
Distributions from Capital Gains	—	(0.17)	(0.38)	(2.86)	(1.12)

Total Distributions	(0.34)	(0.45)	(0.67)	(3.20)	(1.45)

Net Asset Value End of Period	$22.97	$18.38	$22.10	$25.70	$27.46

Total Return	26.99%	(14.85)%	(11.44)%	5.94%	7.69%
Net Assets End of Period (in thousands)	$265	$273	$321	$125	$153
Ratio of Expenses to Average Net Assets	1.05%	1.05%	1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.20%	1.22%	1.15%	1.07%	1.07%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.79%	1.36%	1.28%	1.28%	1.20%
Portfolio Turnover Rate	105%	41%	48%	33%	32%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth Fund (Class A)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$13.64	$17.78	$20.52	$24.55	$21.07

Net Investment Income (Loss)E	(0.03)	(0.05)	(0.06)	(0.09)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	2.25	(4.09)	(2.68)	(1.88)	4.73

Total from Investment Operations	2.22	(4.14)	(2.74)	(1.97)	4.61

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	—	(2.06)	(1.13)

Total Distributions	—	—	—	(2.06)	(1.13)

Redemption Fees	0.00F	0.00F	—	—	—

Net Asset Value End of Period	$15.86	$13.64	$17.78	$20.52	$24.55

Total ReturnC	16.28%	(23.28)%	(13.35)%	(7.94)%	22.08%
Net Assets End of Period (in thousands)	$960,098	$689,196	$820,971	$1,029,590	$1,268,022
Ratio of Expenses to Average Net Assets	1.55%	1.58%	1.49%	1.41%	1.40%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	(0.30)%	(0.36)%	(0.41)%	(0.51)%
Portfolio Turnover Rate	38%	43%	52%	65%	38%

	Year Ended December 31,
Enterprise Growth Fund (Class B)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$13.00	$17.04	$19.76	$23.84	$20.62

Net Investment Income (Loss)E	(0.10)	(0.13)	(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	2.13	(3.91)	(2.56)	(1.81)	4.59

Total from Investment Operations	2.03	(4.04)	(2.72)	(2.02)	4.35

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	—	(2.06)	(1.13)

Total Distributions	—	—	—	(2.06)	(1.13)

Redemption Fees	0.00F	—	—	—	—

Net Asset Value End of Period	$15.03	$13.00	$17.04	$19.76	$23.84

Total ReturnD	15.62%	(23.71)%	(13.77)%	(8.40)%	21.30%
Net Assets End of Period (in thousands)	$461,562	$426,757	$605,432	$736,423	$811,706
Ratio of Expenses to Average Net Assets	2.10%	2.12%	2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.73)%	(0.85)%	(0.91)%	(0.95)%	(1.06)%
Portfolio Turnover Rate	38%	43%	52%	65%	38%

See notes to financial statements.

ANNUAL REPORT

Enterprise Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$13.18		$17.27		$20.04	$24.14	$20.87

Net Investment Income (Loss)E	(0.10)		(0.13)		(0.16)	(0.21)	(0.24)
Net Realized and Unrealized Gain (Loss) on Investments	2.16		(3.96)		(2.61)	(1.83)	4.64

Total from Investment Operations	2.06		(4.09)		(2.77)	(2.04)	4.40

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	(2.06)	(1.13)

Total Distributions	—		—		—	(2.06)	(1.13)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$15.24		$13.18		$17.27	$20.04	$24.14

Total ReturnD	15.63	%C	(23.68	)%C	(13.82)%	(8.38)%	21.28%
Net Assets End of Period (in thousands)	$211,086		$174,419		$214,230	$253,834	$294,683
Ratio of Expenses to Average Net Assets	2.10%		2.13%		2.04%	1.96%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.73)%		(0.85)%		(0.91)%	(0.96)%	(1.07)%
Portfolio Turnover Rate	38%		43%		52%	65%	38%

	Year Ended December 31,
Enterprise Growth Fund (Class Y)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$14.15		$18.37	$21.10	$25.06	$21.41

Net Investment Income (Loss)E	(0.04)		0.02	0.02	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.42		(4.24)	(2.75)	(1.91)	4.80

Total from Investment Operations	2.38		(4.22)	(2.73)	(1.90)	4.78

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(2.06)	(1.13)

Total Distributions	—		—	—	(2.06)	(1.13)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$16.53		$14.15	$18.37	$21.10	$25.06

Total Return	16.82%		(22.97)%	(12.94)%	(7.49)%	22.52%
Net Assets End of Period (in thousands)	$56,846		$41,255	$52,671	$66,749	$86,826
Ratio of Expenses to Average Net Assets	1.10%		1.13%	1.04%	0.96%	0.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.27%		0.15%	0.09%	0.03%	(0.07)%
Portfolio Turnover Rate	38%		43%	52%	65%	38%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth and Income Fund (Class A)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$24.11	$32.88	$38.55	$38.57	$29.01

Net Investment Income (Loss)E	0.09	0.03	0.07	0.06	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	6.35	(8.80)	(5.59)	(0.08)	9.57

Total from Investment Operations	6.44	(8.77)	(5.52)	(0.02)	9.57

Dividends from Net Investment Income	(0.03)	—	—	—	—
Distributions from Capital Gains	—	—	(0.15)	—	(0.01)

Total Distributions	(0.03)	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$30.52	$24.11	$32.88	$38.55	$38.57

Total ReturnC	26.71%	(26.67)%	(14.32)%	(0.05)%	32.97%
Net Assets End of Period (in thousands)	$60,352	$50,361	$84,159	$94,885	$65,759
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.74%	1.71%	1.59%	1.54%	1.64%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.11%	0.21%	0.15%	0.00%
Portfolio Turnover Rate	118%	17%	3%	10%	3%

	Year Ended December 31,
Enterprise Growth and Income Fund (Class B)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$23.49	$32.22	$37.99	$38.20	$28.90

Net Investment Income (Loss)E	(0.05)	(0.12)	(0.12)	(0.16)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	6.16	(8.61)	(5.50)	(0.05)	9.49

Total from Investment Operations	6.11	(8.73)	(5.62)	(0.21)	9.31

Dividends from Net Investment Income	—	—	—	—	—
Distributions from Capital Gains	—	—	(0.15)	—	(0.01)

Total Distributions	—	—	(0.15)	—	(0.01)

Net Asset Value End of Period	$29.60	$23.49	$32.22	$37.99	$38.20

Total ReturnD	26.01%	(27.09)%	(14.80)%	(0.55)%	32.20%
Net Assets End of Period (in thousands)	$84,510	$73,049	$118,866	$124,127	$74,597
Ratio of Expenses to Average Net Assets	2.05%	2.05%	2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29%	2.26%	2.14%	2.09%	2.19%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	(0.43)%	(0.35)%	(0.40)%	(0.56)%
Portfolio Turnover Rate	118%	17%	3%	10%	3%

See notes to financial statements.

ANNUAL REPORT

Enterprise Growth and Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Growth and Income Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$23.52		$32.25		$38.03	$38.24	$28.91

Net Investment Income (Loss)E	(0.05)		(0.12)		(0.12)	(0.16)	(0.19)
Net Realized and Unrealized Gain (Loss) on Investments	6.17		(8.61)		(5.51)	(0.05)	9.53

Total from Investment Operations	6.12		(8.73)		(5.63)	(0.21)	9.34

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		(0.15)	—	(0.01)

Total Distributions	—		—		(0.15)	—	(0.01)

Net Asset Value End of Period	$29.64		$23.52		$32.25	$38.03	$38.24

Total ReturnD	26.02	%C	(27.07	)%C	(14.81)%	(0.55)%	32.29%
Net Assets End of Period (in thousands)	$15,884		$13,380		$22,263	$22,239	$13,710
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05%	2.05%	2.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.29%		2.26%		2.14%	2.09%	2.20%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%		(0.43)%		(0.35)%	(0.40)%	(0.58)%
Portfolio Turnover Rate	118%		17%		3%	10%	3%

	Year Ended December 31,
Enterprise Growth and Income Fund (Class Y)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$24.67		$33.50		$39.08	$38.91	$29.13

Net Investment Income (Loss)E	0.22		0.16		0.23	0.23	0.14
Net Realized and Unrealized Gain (Loss) on Investments	6.52		(8.99)		(5.66)	(0.06)	9.65

Total from Investment Operations	6.74		(8.83)		(5.43)	0.17	9.79

Dividends from Net Investment Income	(0.15)		—		—	—	—
Distributions from Capital Gains	—		—		(0.15)	—	(0.01)

Total Distributions	(0.15)		—		(0.15)	—	(0.01)

Net Asset Value End of Period	$31.26		$24.67		$33.50	$39.08	$38.91

Total Return	27.33%		(26.36)%		(13.90)%	0.44%	33.59%
Net Assets End of Period (in thousands)	$17,118		$10,011		$13,217	$16,892	$17,116
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.05%	1.05%	1.05%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.29%		1.26%		1.14%	1.09%	1.18%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%		0.56%		0.66%	0.58%	0.41%
Portfolio Turnover Rate	118%		17%		3%	10%	3%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise International Growth Fund (Class A)	2003	2002	2001		2000	1999

Net Asset Value Beginning of Period	$10.30	$12.82	$18.35		$23.81	$18.89

Net Investment Income (Loss)E	0.01	0.04	(0.07)		(0.16)	(0.11)
Net Realized and Unrealized Gain (Loss) on Investments	3.04	(2.58)	(5.49)		(4.53)	7.37

Total from Investment Operations	3.05	(2.54)	(5.56)		(4.69)	7.26

Dividends from Net Investment Income	—	—	—		—	(0.16)
Distributions from Capital Gains	—	—	—		(0.77)	(2.18)

Total Distributions	—	—	—		(0.77)	(2.34)

Redemption Fees	0.04	0.02	0.03		—	—

Net Asset Value End of Period	$13.39	$10.30	$12.82		$18.35	$23.81

Total ReturnC	30.00%	(19.66)%	(30.14)%		(19.75)%	39.76%
Net Assets End of Period (in thousands)	$30,444	$23,226	$34,589		$49,770	$55,426
Ratio of Expenses to Average Net Assets	1.85%	1.85%	1.96%		1.85%	1.94%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.95%	2.10%	1.96%		1.85%	1.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06%	0.35%	(0.50)%		(0.76)%	(0.53)%
Portfolio Turnover Rate	56%	182%	99%		66%	131%

	Year Ended December 31,
Enterprise International Growth Fund (Class B)	2003	2002	2001		2000	1999

Net Asset Value Beginning of Period	$9.89	$12.40	$17.89		$23.40	$18.62

Net Investment Income (Loss)E	(0.05)	(0.02)	(0.16)		(0.27)	(0.21)
Net Realized and Unrealized Gain (Loss) on Investments	2.87	(2.49)	(5.33)		(4.47)	7.23

Total from Investment Operations	2.82	(2.51)	(5.49)		(4.74)	7.02

Dividends from Net Investment Income	—	—	—		—	(0.06)
Distributions from Capital Gains	—	—	—		(0.77)	(2.18)

Total Distributions	—	—	—		(0.77)	(2.24)

Redemption Fees	0.07	—	—		—	—

Net Asset Value End of Period	$12.78	$9.89	$12.40		$17.89	$23.40

Total ReturnD	29.22%	(20.24)%	(30.69	)%B	(20.32)%	39.02%
Net Assets End of Period (in thousands)	$21,726	$16,905	$21,738		$26,569	$23,475
Ratio of Expenses to Average Net Assets	2.40%	2.40%	2.53%		2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.50%	2.65%	2.53%		2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.49)%	(0.21)%	(1.13)%		(1.32)%	(1.10)%
Portfolio Turnover Rate	56%	182%	99%		66%	131%

See notes to financial statements.

ANNUAL REPORT

Enterprise International Growth Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise International Growth Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$9.97		$12.50		$18.04	$23.59	$18.77

Net Investment Income (Loss)E	(0.05)		(0.02)		(0.15)	(0.27)	(0.22)
Net Realized and Unrealized Gain (Loss) on Investments	2.89		(2.52)		(5.39)	(4.51)	7.29

Total from Investment Operations	2.84		(2.54)		(5.54)	(4.78)	7.07

Dividends from Net Investment Income	—		—		—	—	(0.07)
Distributions from Capital Gains	—		—		—	(0.77)	(2.18)

Total Distributions	—		—		—	(0.77)	(2.25)

Redemption Fees	0.07		0.01		—	—	—

Net Asset Value End of Period	$12.88		$9.97		$12.50	$18.04	$23.59

Total ReturnD	29.19	%C	(20.24	)%C	(30.71)%	(20.33)%	38.95%
Net Assets End of Period (in thousands)	$8,718		$6,375		$8,512	$7,750	$5,771
Ratio of Expenses to Average Net Assets	2.40%		2.40%		2.52%	2.40%	2.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.50%		2.65%		2.52%	2.40%	2.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%		(0.19)%		(1.12)%	(1.32)%	(1.12)%
Portfolio Turnover Rate	56%		182%		99%	66%	131%

	Year Ended December 31,
Enterprise International Growth Fund (Class Y)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$10.39		$12.90		$18.41	$23.82	$18.88

Net Investment Income (Loss)E	0.06		0.09		(0.02)	(0.06)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.04		(2.61)		(5.49)	(4.58)	7.40

Total from Investment Operations	3.10		(2.52)		(5.51)	(4.64)	7.37

Dividends from Net Investment Income	—		—		—	—	(0.25)
Distributions from Capital Gains	—		—		—	(0.77)	(2.18)

Total Distributions	—		—		—	(0.77)	(2.43)

Redemption Fees	0.07		0.01		—	—	—

Net Asset Value End of Period	$13.56		$10.39		$12.90	$18.41	$23.82

Total Return	30.51%		(19.46)%		(29.93)%	(19.53)%	40.39%
Net Assets End of Period (in thousands)	$15,097		$10,616		$13,797	$20,515	$20,738
Ratio of Expenses to Average Net Assets	1.40%		1.40%		1.53%	1.39%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.50%		1.65%		1.53%	1.39%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%		0.80%		(0.12)%	0.30%	(0.14)%
Portfolio Turnover Rate	56%		182%		99%	66%	131%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Global Financial Services Fund (Class A)	Year Ended December 31,
	2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.11		$5.82	$6.62	$5.58	$6.05

Net Investment Income (Loss)E	0.07		0.09	0.04	0.05	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.88		(0.63)	(0.60)	1.17	(0.37)

Total from Investment Operations	1.95		(0.54)	(0.56)	1.22	(0.31)

Dividends from Net Investment Income	(0.07)		(0.08)	(0.05)	(0.05)	(0.04)
Distributions from Capital Gains	(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	(0.09)		(0.17)	(0.24)	(0.18)	(0.16)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$6.97		$5.11	$5.82	$6.62	$5.58

Total ReturnC	38.21%		(9.21)%	(8.37)%	21.90%	(5.01)%
Net Assets End of Period (in thousands)	$11,152		$8,760	$13,715	$15,674	$5,179
Ratio of Expenses to Average Net Assets	1.75%		1.75%	1.75%	1.75%	1.75%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.96%		1.99%	1.92%	2.03%	2.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32%		1.55%	0.67%	0.90%	1.00%
Portfolio Turnover Rate	87%		9%	56%	26%	16%

Enterprise Global Financial Services Fund (Class B)	Year Ended December 31,
	2003		2002	2001	2000	1999
Net Asset Value Beginning of Period	$5.08		$5.78	$6.57	$5.55	$6.03

Net Investment Income (Loss)E	0.04		0.05	0.01	0.02	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.86		(0.61)	(0.59)	1.15	(0.37)

Total from Investment Operations	1.90		(0.56)	(0.58)	1.17	(0.34)

Dividends from Net Investment Income	(0.04)		(0.05)	(0.02)	(0.02)	(0.02)
Distributions from Capital Gains	(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	(0.06)		(0.14)	(0.21)	(0.15)	(0.14)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$6.92		$5.08	$5.78	$6.57	$5.55

Total ReturnD	37.41%		(9.58)%	(8.84)%	21.18%	(5.50)%
Net Assets End of Period (in thousands)	$10,264		$7,725	$9,429	$10,252	$4,661
Ratio of Expenses to Average Net Assets	2.30%		2.30%	2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.51%		2.55%	2.47%	2.61%	3.49%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.77%		0.96%	0.14%	0.31%	0.44%
Portfolio Turnover Rate	87%		9%	56%	26%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Global Financial Services Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year ended December 31,
Enterprise Global Financial Services Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$5.07		$5.78		$6.57	$5.56	$6.03

Net Investment Income (Loss)E	0.05		0.06		0.01	0.02	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.85		(0.63)		(0.59)	1.15	(0.34)

Total from Investment Operations	1.90		(0.57)		(0.58)	1.17	(0.32)

Dividends from Net Investment Income	(0.05)		(0.05)		(0.02)	(0.03)	(0.03)
Distributions from Capital Gains	(0.02)		(0.09)		(0.19)	(0.13)	(0.12)

Total Distributions	(0.07)		(0.14)		(0.21)	(0.16)	(0.15)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$6.90		$5.07		$5.78	$6.57	$5.56

Total ReturnD	37.48	%C	(9.80	)%C	(8.73)%	21.07%	(5.31)%
Net Assets End of Period (in thousands)	$2,980		$1,553		$2,056	$1,903	$718
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30%	2.30%	2.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.49%		2.54%		2.47%	2.59%	3.50%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.65%		0.98%		0.10%	0.27%	0.39%
Portfolio Turnover Rate	87%		9%		56%	26%	16%

	Year ended December 31,
Enterprise Global Financial Services Fund (Class Y)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$5.12		$5.84	$6.64	$5.59	$6.05

Net Investment Income (Loss)E	0.10		0.11	0.07	0.08	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.87		(0.63)	(0.60)	1.17	(0.38)

Total from Investment Operations	1.97		(0.52)	(0.53)	1.25	(0.28)

Dividends from Net Investment Income	(0.09)		(0.11)	(0.08)	(0.07)	(0.06)
Distributions from Capital Gains	(0.02)		(0.09)	(0.19)	(0.13)	(0.12)

Total Distributions	(0.11)		(0.20)	(0.27)	(0.20)	(0.18)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$6.98		$5.12	$5.84	$6.64	$5.59

Total Return	38.67%		(8.80)%	(7.89)%	22.39%	(4.51)%
Net Assets End of Period (in thousands)	$7,941		$5,754	$6,258	$6,770	$5,477
Ratio of Expenses to Average Net Assets	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.51%		1.55%	1.47%	1.65%	2.57%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.78%		1.96%	1.12%	1.36%	1.63%
Portfolio Turnover Rate	87%		9%	56%	26%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 09/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class A)	2003	2002		2001

Net Asset Value Beginning of Period	$7.09	$8.69		$9.75	$10.00

Net Investment Income (Loss)E	0.01	0.00	F	0.01	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.86	(1.63)		(1.05)	(0.33)

Total from Investment Operations	1.87	(1.63)		(1.04)	(0.25)

Dividends from Net Investment Income	—	—		—	—
Distributions from Capital Gains	—	—		(0.02)	—

Total Distributions	—	—		(0.02)	—

Redemption Fees	—	0.03		—	—

Net Asset Value End of Period	$8.96	$7.09		$8.69	$9.75

Total ReturnC	26.38%	(18.41)%		(10.70)%	(2.50	)%B
Net Assets End of Period (in thousands)	$3,640	$2,314		$2,053	$1,103
Ratio of Expenses to Average Net Assets	1.75%	1.75%		1.75%	1.75	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.28%	3.55%		4.05%	13.03	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%	0.01%		0.10%	0.88	%A
Portfolio Turnover Rate	39%	32%		44%	16%

	Year Ended December 31,				For the Period 09/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class B)	2003	2002		2001

Net Asset Value Beginning of Period	$7.00	$8.62		$9.74	$10.00

Net Investment Income (Loss)E	(0.04)	(0.04)		(0.04)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	1.84	(1.60)		(1.06)	(0.29)

Total from Investment Operations	1.80	(1.64)		(1.10)	(0.26)

Dividends from Net Investment Income	—	—		—	—
Distributions from Capital Gains	—	—		(0.02)	—

Total Distributions	—	—		(0.02)	—

Redemption Fees	—	0.02		—	—

Net Asset Value End of Period	$8.80	$7.00		$8.62	$9.74

Total ReturnD	25.71%	(18.79)%		(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$1,903	$1,057		$1,036	$588
Ratio of Expenses to Average Net Assets	2.30%	2.30%		2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.83%	4.08%		4.61%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%	(0.53)%		(0.43)%	0.33	%A
Portfolio Turnover Rate	39%	32%		44%	16%

See notes to financial statements.

ANNUAL REPORT

Enterprise Global Socially Responsive Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,					For the Period 09/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class C)	2003		2002		2001

Net Asset Value Beginning of Period	$6.99		$8.62		$9.74	$10.00

Net Investment Income (Loss)E	(0.04)		(0.04)		(0.04)	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.84		(1.61)		(1.06)	(0.30)

Total from Investment Operations	1.80		(1.65)		(1.10)	(0.26)

Dividends from Net Investment Income	—		—		—	—
Distributions from Capital Gains	—		—		(0.02)	—

Total Distributions	—		—		(0.02)	—

Redemption Fees	—		0.02		—	—

Net Asset Value End of Period	$8.79		$6.99		$8.62	$9.74

Total ReturnD	25.75	%C	(18.91	)%C	(11.33)%	(2.60	)%B
Net Assets End of Period (in thousands)	$1,439		$632		$475	$361
Ratio of Expenses to Average Net Assets	2.30%		2.30%		2.30%	2.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	3.80%		4.14%		4.63%	13.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.51)%		(0.57)%		(0.43)%	0.45	%A
Portfolio Turnover Rate	39%		32%		44%	16%

	Year Ended December 31,			For the Period 09/29/00 through 12/31/00
Enterprise Global Socially Responsive Fund (Class Y)	2003	2002	2001

Net Asset Value Beginning of Period	$7.17	$8.74	$9.76	$10.00

Net Investment Income (Loss)E	(0.04)	0.03	0.05	0.12
Net Realized and Unrealized Gain (Loss) on Investments	1.97	(1.62)	(1.05)	(0.36)

Total from Investment Operations	1.93	(1.59)	(1.00)	(0.24)

Dividends from Net Investment Income	—	—	—	—
Distributions from Capital Gains	—	—	(0.02)	—

Total Distributions	—	—	(0.02)	—

Redemption Fees	—	0.02	—	—

Net Asset Value End of Period	$9.10	$7.17	$8.74	$9.76

Total Return	26.92%	(17.96)%	(10.28)%	(2.40	)%B
Net Assets End of Period (in thousands)	$225	$126	$120	$98
Ratio of Expenses to Average Net Assets	1.30%	1.30%	1.30%	1.30	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.80%	3.12%	3.63%	12.58	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.50%	0.44%	0.57%	1.59	%A
Portfolio Turnover Rate	39%	32%	44%	16%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,		For the Period 02/28/01 through 12/31/2001
Enterprise Mergers and Acquisitions Fund (Class A)	2003	2002

Net Asset Value Beginning of Period	$9.70	$10.10	$10.00

Net Investment Income (Loss)E	(0.06)	(0.02)	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.56	(0.31)	0.21

Total from Investment Operations	1.50	(0.33)	0.22

Dividends from Net Investment Income	—	—	—
Distributions from Capital Gains	(0.15)	(0.07)	(0.12)

Total Distributions	(0.15)	(0.07)	(0.12)

Net Asset Value End of Period	$11.05	$9.70	$10.10

Total ReturnC	15.45%	(3.28)%	2.22	%B
Net Assets End of Period (in thousands)	$67,912	$31,022	$23,876
Ratio of Expenses to Average Net Assets	1.76%	1.83%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.76%	1.83%	2.11	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.57)%	(0.16)%	0.16	%A
Portfolio Turnover Rate	233%	184%	238%

	Year Ended December 31,		For the Period 02/28/01 through 12/31/2001
Enterprise Mergers and Acquisitions Fund (Class B)	2003	2002

Net Asset Value Beginning of Period	$9.59	$10.05	$10.00

Net Investment Income (Loss)E	(0.11)	(0.07)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.54	(0.32)	0.20

Total from Investment Operations	1.43	(0.39)	0.17

Dividends from Net Investment Income	—	—	—
Distributions from Capital Gains	(0.15)	(0.07)	(0.12)

Total Distributions	(0.15)	(0.07)	(0.12)

Net Asset Value End of Period	$10.87	$9.59	$10.05

Total ReturnD	14.90%	(3.89)%	1.72	%B
Net Assets End of Period (in thousands)	$35,564	$23,554	$21,195
Ratio of Expenses to Average Net Assets	2.31%	2.38%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31%	2.38%	2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.12)%	(0.71)%	(0.37	)%A
Portfolio Turnover Rate	233%	184%	238%

See notes to financial statements.

ANNUAL REPORT

Enterprise Mergers and Acquisitions Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 02/28/01 through 12/31/2001
Enterprise Mergers and Acquisitions Fund (Class C)	2003		2002
Net Asset Value Beginning of Period	$9.60		$10.05		$10.00

Net Investment Income (Loss)E	(0.11)		(0.07)		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	1.53		(0.31)		0.20

Total from Investment Operations	1.42		(0.38)		0.17

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	(0.15)		(0.07)		(0.12)

Total Distributions	(0.15)		(0.07)		(0.12)

Net Asset Value End of Period	$10.87		$9.60		$10.05

Total ReturnD	14.78	%C	(3.79	)%C	1.72	%B
Net Assets End of Period (in thousands)	$42,882		$18,229		$11,543
Ratio of Expenses to Average Net Assets	2.31%		2.39%		2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.31%		2.39%		2.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.12)%		(0.72)%		(0.37	)%A
Portfolio Turnover Rate	233%		184%		238%

	Year Ended December 31,		For the Period 02/28/01 through 12/31/2001
Enterprise Mergers and Acquisitions Fund (Class Y)	2003	2002
Net Asset Value Beginning of Period	$9.77	$10.13	$10.00

Net Investment Income (Loss)E	(0.01)	0.03	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.58	(0.32)	0.19

Total from Investment Operations	1.57	(0.29)	0.25

Dividends from Net Investment Income	—	—	—
Distributions from Capital Gains	(0.15)	(0.07)	(0.12)

Total Distributions	(0.15)	(0.07)	(0.12)

Net Asset Value End of Period	$11.19	$9.77	$10.13

Total Return	16.06%	(2.87)%	2.52	%B
Net Assets End of Period (in thousands)	$4,885	$1,014	$724
Ratio of Expenses to Average Net Assets	1.31%	1.38%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.31%	1.38%	1.66	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.11)%	0.30%	0.68	%A
Portfolio Turnover Rate	233%	184%	238%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Technology Fund (Class A)	Year Ended December 31,							For the Period 07/1/99 through 12/31/99
	2003		2002		2001		2000
Net Asset Value Beginning of Period	$5.28		$10.22		$15.47		$31.72	$10.00

Net Investment Income (Loss)E	(0.12)		(0.12)		(0.17)		(0.47)	(0.12)
Net Realized and Unrealized Gain (Loss) on Investments	4.18		(4.82)		(5.08)		(15.68)	22.19

Total from Investment Operations	4.06		(4.94)		(5.25)		(16.15)	22.07

Dividends from Net Investment Income	—		—		—		—	—
Distributions from Capital Gains	—		—		—		(0.10)	(0.35)

Total Distributions	—		—		—		(0.10)	(0.35)

Redemption Fees	0.00	F	0.00	F	0.00	F	—	—

Net Asset Value End of Period	$9.34		$5.28		$10.22		$15.47	$31.72

Total ReturnC	76.89%		(48.34)%		(33.94)%		(51.10)%	220.79	%B
Net Assets End of Period (in thousands)	$33,008		$18,684		$49,028		$90,800	$119,283
Ratio of Expenses to Average Net Assets	1.90%		1.90%		1.90%		1.86%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.34%		2.56%		2.11%		1.86%	2.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.65)%		(1.68)%		(1.36)%		(1.64)%	(1.28	)%A
Portfolio Turnover Rate	233%		322%		331%		256%	31%

Enterprise Technology Fund (Class B)	Year Ended December 31,					For the Period 07/1/99 through 12/31/99
	2003		2002	2001	2000
Net Asset Value Beginning of Period	$5.19		$10.10	$15.36	$31.65	$10.00

Net Investment Income (Loss)E	(0.16)		(0.15)	(0.23)	(0.62)	(0.18)
Net Realized and Unrealized Gain (Loss) on Investments	4.10		(4.76)	(5.03)	(15.57)	22.18

Total from Investment Operations	3.94		(4.91)	(5.26)	(16.19)	22.00

Dividends from Net Investment Income	—		—	—	—	—
Distributions from Capital Gains	—		—	—	(0.10)	(0.35)

Total Distributions	—		—	—	(0.10)	(0.35)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.13		$5.19	$10.10	$15.36	$31.65

Total ReturnD	75.92%		(48.61)%	(34.24)%	(51.34)%	220.09	%B
Net Assets End of Period (in thousands)	$45,001		$26,016	$57,356	$98,049	$107,176
Ratio of Expenses to Average Net Assets	2.45%		2.45%	2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.89%		3.12%	2.66%	2.41%	2.56	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.21)%		(2.23)%	(1.91)%	(2.20)%	(1.85	)%A
Portfolio Turnover Rate	233%		322%	331%	256%	31%

See notes to financial statements.

ANNUAL REPORT

Enterprise Technology Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,						For the Period 07/1/99 through 12/31/99
Enterprise Technology Fund (Class C)	2003		2002		2001	2000

Net Asset Value Beginning of Period	$5.19		$10.09		$15.35	$31.65	$10.00

Net Investment Income (Loss)E	(0.16)		(0.15)		(0.23)	(0.63)	(0.17)
Net Realized and Unrealized Gain (Loss) on Investments	4.09		(4.75)		(5.03)	(15.57)	22.17

Total from Investment Operations	3.93		(4.90)		(5.26)	(16.20)	22.00

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	(0.10)	(0.35)

Total Distributions	—		—		—	(0.10)	(0.35)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.12		$5.19		$10.09	$15.35	$31.65

Total ReturnD	75.72	%C	(48.56	)%C	(34.27)%	(51.37)%	220.09	%B
Net Assets End of Period (in thousands)	$11,916		$6,211		$15,021	$31,162	$35,448
Ratio of Expenses to Average Net Assets	2.45%		2.45%		2.45%	2.41%	2.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.88%		3.11%		2.66%	2.41%	2.57	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(2.20)%		(2.23)%		(1.90)%	(2.20)%	(1.84	)%A
Portfolio Turnover Rate	233%		322%		331%	256%	31%

	Year Ended December 31,						For the Period 07/1/99 through 12/31/99
Enterprise Technology Fund (Class Y)	2003		2002		2001	2000

Net Asset Value Beginning of Period	$5.38		$10.35		$15.60	$31.82	$10.00

Net Investment Income (Loss)E	(0.09)		(0.08)		(0.11)	(0.34)	(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	4.26		(4.89)		(5.14)	(15.78)	22.23

Total from Investment Operations	4.17		(4.97)		(5.25)	(16.12)	22.17

Dividends from Net Investment Income	—		—		—	—	—
Distributions from Capital Gains	—		—		—	(0.10)	(0.35)

Total Distributions	—		—		—	(0.10)	(0.35)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.55		$5.38		$10.35	$15.60	$31.82

Total Return	77.51%		(48.02)%		(33.65)%	(50.84)%	221.79	%B
Net Assets End of Period (in thousands)	$682		$341		$430	$605	$1,381
Ratio of Expenses to Average Net Assets	1.45%		1.45%		1.45%	1.39%	1.45	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.87%		2.12%		1.66%	1.39%	1.79	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(1.21)%		(1.20)%		(0.93)%	(1.16)%	(0.68	)%A
Portfolio Turnover Rate	233%		322%		331%	256%	31%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Managed Fund (Class A)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$5.54	$7.08	$8.03	$9.06	$9.26

Net Investment Income (Loss)E	0.04	0.01	(0.01)	0.06	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.09	(1.55)	(0.94)	(0.03)	0.61

Total from Investment Operations	1.13	(1.54)	(0.95)	0.03	0.67

Dividends from Net Investment Income	(0.06)	—	—	(0.07)	(0.06)
Distributions from Capital Gains	—	—	—	(0.99)	(0.81)

Total Distributions	(0.06)	—	—	(1.06)	(0.87)

Net Asset Value End of Period	$6.61	$5.54	$7.08	$8.03	$9.06

Total ReturnC	20.35%	(21.75)%	(11.83)%	0.46%	7.40%
Net Assets End of Period (in thousands)	$57,797	$47,471	$82,109	$104,057	$144,519
Ratio of Expenses to Average Net Assets	1.45%	1.49%	1.50%	1.51%	1.48%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.78%	1.73%	1.58%	1.52%	1.48%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%	0.24%	(0.08)%	0.77%	0.60%
Portfolio Turnover Rate	78%	88%	130%	22%	95%

	Year Ended December 31,
Enterprise Managed Fund (Class B)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$5.42	$6.96	$7.93	$8.96	$9.17

Net Investment Income (Loss)E	0.01	(0.02)	(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	1.05	(1.52)	(0.92)	(0.04)	0.61

Total from Investment Operations	1.06	(1.54)	(0.97)	(0.02)	0.61

Dividends from Net Investment Income	(0.02)	—	—	(0.02)	(0.01)
Distributions from Capital Gains	—	—	—	(0.99)	(0.81)

Total Distributions	(0.02)	—	—	(1.01)	(0.82)

Net Asset Value End of Period	$6.46	$5.42	$6.96	$7.93	$8.96

Total ReturnD	19.59%	(22.13)%	(12.23)%	(0.12)%	6.75%
Net Assets End of Period (in thousands)	$65,876	$61,098	$93,248	$111,848	$149,098
Ratio of Expenses to Average Net Assets	2.00%	2.03%	2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.33%	2.28%	2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.14%	(0.30)%	(0.63)%	0.23%	0.04%
Portfolio Turnover Rate	78%	88%	130%	22%	95%

See notes to financial statements.

ANNUAL REPORT

Enterprise Managed Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Managed Fund (Class C)	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$5.41		$6.96		$7.93	$8.96	$9.09

Net Investment Income (Loss)E	0.01		(0.02)		(0.05)	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	1.05		(1.53)		(0.92)	(0.04)	0.68

Total from Investment Operations	1.06		(1.55)		(0.97)	(0.02)	0.68

Dividends from Net Investment Income	(0.03)		—		—	(0.02)	—
Distributions from Capital Gains	—		—		—	(0.99)	(0.81)

Total Distributions	(0.03)		—		—	(1.01)	(0.81)

Net Asset Value End of Period	$6.44		$5.41		$6.96	$7.93	$8.96

Total ReturnD	19.59	%C	(22.27	)%C	(12.23)%	(0.15)%	7.64%
Net Assets End of Period (in thousands)	$6,149		$3,513		$5,597	$7,382	$9,957
Ratio of Expenses to Average Net Assets	2.00%		2.04%		2.05%	2.06%	2.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.33%		2.28%		2.13%	2.07%	2.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.09%		(0.31)%		(0.63)%	0.23%	0.05%
Portfolio Turnover Rate	78%		88%		130%	22%	95%

	Year Ended December 31,
Enterprise Managed Fund (Class Y)	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$5.57	$7.10	$8.01	$9.05	$9.25

Net Investment Income (Loss)E	0.07	0.02	0.03	0.10	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.09	(1.55)	(0.94)	(0.04)	0.62

Total from Investment Operations	1.16	(1.53)	(0.91)	0.06	0.72

Dividends from Net Investment Income	(0.08)	—	—	(0.11)	(0.11)
Distributions from Capital Gains	—	—	—	(0.99)	(0.81)

Total Distributions	(0.08)	—	—	(1.10)	(0.92)

Net Asset Value End of Period	$6.65	$5.57	$7.10	$8.01	$9.05

Total Return	20.91%	(21.55)%	(11.36)%	0.83%	7.94%
Net Assets End of Period (in thousands)	$374	$172	$43,417	$54,761	$81,090
Ratio of Expenses to Average Net Assets	1.00%	1.05%	1.05%	1.06%	1.03%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.33%	1.20%	1.13%	1.07%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.10%	0.28%	0.37%	1.23%	1.04%
Portfolio Turnover Rate	78%	88%	130%	22%	95%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,		For the Period 08/31/01 through 12/31/01
Strategic Allocation Fund (Class A)	2003	2002

Net Asset Value Beginning of Period	$7.91	$10.15	$10.00

Net Investment Income (Loss)E	0.01	0.02	0.00	F
Net Realized and Unrealized Gain (Loss) on Investments	1.99	(2.26)	0.17

Total From Investment Operations	2.00	(2.24)	0.17

Dividends from Net Investment Income	(0.01)	—	—
Distributions from Capital Gains	—	—	(0.02)

Total Distributions	(0.01)	—	(0.02)

Net Asset Value End of Period	$9.90	$7.91	$10.15

Total ReturnC	25.23%	(22.07)%	1.72	%B
Net Assets End of Period (in thousands)	$13,303	$7,779	$8,182
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.03%	2.18%	4.00	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.37%	0.27%	0.06	%A
Portfolio Turnover Rate	9%	23%	18%

	Year Ended December 31,		For the Period 08/31/01 through 12/31/01
Strategic Allocation Fund (Class B)	2003	2002

Net Asset Value Beginning of Period	$7.86	$10.14	$10.00

Net Investment Income (Loss)E	(0.02)	(0.02)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.95	(2.26)	0.18

Total From Investment Operations	1.93	(2.28)	0.16

Dividends from Net Investment Income	—	—	—
Distributions from Capital Gains	—	—	(0.02)

Total Distributions	—	—	(0.02)

Net Asset Value End of Period	$9.79	$7.86	$10.14

Total ReturnD	24.55%	(22.49)%	1.62	%B
Net Assets End of Period (in thousands)	$13,260	$8,435	$5,318
Ratio of Expenses to Average Net Assets	2.05%	2.05%	2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.59%	2.73%	4.54	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.19)%	(0.24)%	(0.47	)%A
Portfolio Turnover Rate	9%	23%	18%

See notes to financial statements.

ANNUAL REPORT

Enterprise Strategic Allocation Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,				For the Period 08/31/01 through 12/31/01
Strategic Allocation Fund (Class C)	2003		2002

Net Asset Value Beginning of Period	$7.86		$10.14		$10.00

Net Investment Income (Loss)E	(0.02)		(0.02)		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	1.94		(2.26)		0.18

Total From Investment Operations	1.92		(2.28)		0.16

Dividends from Net Investment Income	—		—		—
Distributions from Capital Gains	—		—		(0.02)

Total Distributions	—		—		(0.02)

Net Asset Value End of Period	$9.78		$7.86		$10.14

Total ReturnD	24.43	%C	(22.49	)%C	1.62	%B
Net Assets End of Period (in thousands)	$7,220		$4,117		$3,148
Ratio of Expenses to Average Net Assets	2.05%		2.05%		2.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.58%		2.73%		4.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%		(0.26)%		(0.48	)%A
Portfolio Turnover Rate	9%		23%		18%

	Year Ended December 31,				For the Period 08/31/01 through 12/31/01
Strategic Allocation Fund (Class Y)	2003		2002

Net Asset Value Beginning of Period	$7.97		$10.17		$10.00

Net Investment Income (Loss)E	0.07		0.06		0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.98		(2.26)		0.17

Total From Investment Operations	2.05		(2.20)		0.19

Dividends from Net Investment Income	(0.04)		—		—
Distributions from Capital Gains	—		—		(0.02)

Total Distributions	(0.04)		—		(0.02)

Net Asset Value End of Period	$9.98		$7.97		$10.17

Total Return	25.72%		(21.63)%		1.92	%B
Net Assets End of Period (in thousands)	$1,355		$1,124		$1,224
Ratio of Expenses to Average Net Assets	1.05%		1.05%		1.05	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.59%		1.74%		3.59	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.81%		0.72%		0.50	%A
Portfolio Turnover Rate	9%		23%		18%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class A)	Year Ended December 31,
	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$12.88		$12.38	$12.11	$11.57	$12.15

Net Investment Income (Loss)	0.49		0.59	0.66	0.65	0.65
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)		0.48	0.24	0.54	(0.58)

Total from Investment Operations	0.27		1.07	0.90	1.19	0.07

Dividends from Net Investment Income	(0.45)		(0.58)	(0.64)	(0.65)	(0.65)
Distributions from Capital Gains	(0.03)		—	—	—	—

Total Distributions	(0.48)		(0.58)	(0.64)	(0.65)	(0.65)

Redemption Fees	0.00	F	0.01	0.01	—	—

Net Asset Value End of Period	$12.67		$12.88	$12.38	$12.11	$11.57

Total ReturnC	2.13%		8.96%	7.67%	10.69%	0.58%
Net Assets End of Period (in thousands)	$110,070		$125,270	$94,130	$80,994	$73,706
Ratio of Expenses to Average Net Assets	1.25%		1.27%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.49%		1.47%	1.37%	1.36%	1.39%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.82%		4.70%	5.32%	5.58%	5.46%
Portfolio Turnover Rate	50%		11%	15%	7%	11%

Enterprise Government Securities Fund (Class B)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)	0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	(0.03)		—		—	—	—

Total Distributions	(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00	F	0.00	F	—	—	—

Net Asset Value End of Period	$12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	1.57%		8.29%		7.00%	10.09%	0.12%
Net Assets End of Period (in thousands)	$88,538		$104,677		$66,898	$41,344	$36,876
Ratio of Expenses to Average Net Assets	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04%		2.03%		1.92%	1.91%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.25%		4.13%		4.75%	5.06%	4.92%
Portfolio Turnover Rate	50%		11%		15%	7%	11%

See notes to financial statements.

ANNUAL REPORT

Enterprise Government Securities Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Government Securities Fund (Class C)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$12.86		$12.37		$12.11	$11.57	$12.14

Net Investment Income (Loss)	0.42		0.52		0.59	0.59	0.58
Net Realized and Unrealized Gain (Loss) on Investments	(0.22)		0.48		0.24	0.54	(0.57)

Total from Investment Operations	0.20		1.00		0.83	1.13	0.01

Dividends from Net Investment Income	(0.38)		(0.51)		(0.57)	(0.59)	(0.58)
Distributions from Capital Gains	(0.03)		—		—	—	—

Total Distributions	(0.41)		(0.51)		(0.57)	(0.59)	(0.58)

Redemption Fees	0.00F		—		—	—	—

Net Asset Value End of Period	12.65		$12.86		$12.37	$12.11	$11.57

Total ReturnD	1.57	%C	8.28	%C	6.99%	10.08%	0.12%
Net Assets End of Period (in thousands)	$23,930		$27,942		$16,798	$8,692	$5,516
Ratio of Expenses to Average Net Assets	1.80%		1.82%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.04%		2.03%		1.92%	1.90%	1.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.26%		4.12%		4.72%	5.02%	4.92%
Portfolio Turnover Rate	50%		11%		15%	7%	11%
Enterprise Government Securities Fund (Class Y)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$12.86		$12.37		$12.11	$11.56	$12.14

Net Investment Income (Loss)	0.56		0.65		0.72	0.71	0.70
Net Realized and Unrealized Gain (Loss) on Investments	(0.23)		0.48		0.24	0.55	(0.58)

Total from Investment Operations	0.33		1.13		0.96	1.26	0.12

Dividends from Net Investment Income	(0.51)		(0.64)		(0.70)	(0.71)	(0.70)
Distributions from Capital Gains	(0.03)		—		—	—	—

Total Distributions	(0.54)		(0.64)		(0.70)	(0.71)	(0.70)

Redemption Fees	0.00F		—		—	—	—

Net Asset Value End of Period	12.65		$12.86		$12.37	$12.11	$11.56

Total Return	2.59%		9.37%		8.07%	11.28%	1.04%
Net Assets End of Period (in thousands)	$18,720		$10,242		$7,669	$7,171	$6,212
Ratio of Expenses to Average Net Assets	0.80%		0.82%		0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.05%		1.03%		0.92%	0.91%	0.94%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.37%		5.18%		5.78%	6.06%	5.92%
Portfolio Turnover Rate	50%		11%		15%	7%	11%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class A)	Year Ended December 31,
	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$8.76		$9.48	$9.74	$10.99	$11.53

Net Investment Income (Loss)	0.65		0.69	0.81	0.94	0.94
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(0.73)	(0.26)	(1.25)	(0.53)

Total from Investment Operations	1.69		(0.04)	0.55	(0.31)	0.41

Dividends from Net Investment Income	(0.65)		(0.69)	(0.81)	(0.94)	(0.94)
Distributions from Capital Gains	—		—	—	—	(0.01)

Total Distributions	(0.65)		(0.69)	(0.81)	(0.94)	(0.95)

Redemption Fees	0.00	F	0.01	—	—	—

Net Asset Value End of Period	$9.80		$8.76	$9.48	$9.74	$10.99

Total ReturnC	19.90%		(0.18)%	5.73%	(2.96)%	3.64%
Net Assets End of Period (in thousands)	$123,603		$96,790	$63,928	$54,612	$64,038
Ratio of Expenses to Average Net Assets	1.30%		1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.39%		1.47%	1.45%	1.42%	1.41%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.92%		7.69%	8.27%	9.01%	8.30%
Portfolio Turnover Rate	55%		66%	75%	61%	84%

Enterprise High-Yield Bond Fund (Class B)	Year Ended December 31,
	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$8.75		$9.48	$9.74	$10.99	$11.52

Net Investment Income (Loss)	0.60		0.64	0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(0.73)	(0.26)	(1.25)	(0.52)

Total from Investment Operations	1.64		(0.09)	0.50	(0.37)	0.36

Dividends from Net Investment Income	(0.60)		(0.64)	(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—	—	—	(0.01)

Total Distributions	(0.60)		(0.64)	(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	—	—	—	—

Net Asset Value End of Period	$9.79		$8.75	$9.48	$9.74	$10.99

Total ReturnD	19.26%		(0.83)%	5.15%	(3.49)%	3.18%
Net Assets End of Period (in thousands)	$78,059		$54,214	$47,564	$32,631	$36,673
Ratio of Expenses to Average Net Assets	1.85%		1.85%	1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.94%		2.02%	2.00%	1.97%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.37%		7.15%	7.71%	8.47%	7.75%
Portfolio Turnover Rate	55%		66%	75%	61%	84%

See notes to financial statements.

ANNUAL REPORT

Enterprise High-Yield Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise High-Yield Bond Fund (Class C)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$8.75		$9.48		$9.74	$10.99	$11.53

Net Investment Income (Loss)	0.60		0.64		0.76	0.88	0.88
Net Realized and Unrealized Gain (Loss) on Investments	1.04		(0.73)		(0.26)	(1.25)	(0.53)

Total from Investment Operations	1.64		(0.09)		0.50	(0.37)	0.35

Dividends from Net Investment Income	(0.60)		(0.64)		(0.76)	(0.88)	(0.88)
Distributions from Capital Gains	—		—		—	—	(0.01)

Total Distributions	(0.60)		(0.64)		(0.76)	(0.88)	(0.89)

Redemption Fees	0.00	F	—		—	—	—

Net Asset Value End of Period	$9.79		$8.75		$9.48	$9.74	$10.99

Total ReturnD	19.25	%C	(0.84	)%C	5.15%	(3.49)%	3.09%
Net Assets End of Period (in thousands)	$56,936		$29,060		$13,902	$7,035	$6,841
Ratio of Expenses to Average Net Assets	1.85%		1.85%		1.85%	1.85%	1.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.94%		2.02%		1.99%	1.96%	1.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	6.29%		7.12%		7.64%	8.47%	7.73%
Portfolio Turnover Rate	55%		66%		75%	61%	84%

Enterprise High-Yield Bond Fund (Class Y)	Year Ended December 31,
	2003		2002		2001	2000	1999

Net Asset Value Beginning of Period	$8.77		$9.49		$9.74	$10.99	$11.51

Net Investment Income (Loss)	0.68		0.73		0.86	0.99	0.99
Net Realized and Unrealized Gain (Loss) on Investments	1.05		(0.72)		(0.25)	(1.25)	(0.51)

Total from Investment Operations	1.73		0.01		0.61	(0.26)	0.48

Dividends from Net Investment Income	(0.69)		(0.73)		(0.86)	(0.99)	(0.99)
Distributions from Capital Gains	—		—		—	—	(0.01)

Total Distributions	(0.69)		(0.73)		(0.86)	(0.99)	(1.00)

Redemption Fees	0.00F		—		—	—	—

Net Asset Value End of Period	$9.81		$8.77		$9.49	$9.74	$10.99

Total Return	20.41%		0.29%		6.32%	(2.52)%	4.30%
Net Assets End of Period (in thousands)	$26,677		$5,555		$4,189	$808	$1,179
Ratio of Expenses to Average Net Assets	0.85%		0.85%		0.85%	0.85%	0.85%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	0.94%		1.02%		1.00%	0.97%	0.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	7.15%		8.17%		8.72%	9.48%	8.73%
Portfolio Turnover Rate	55%		66%		75%	61%	84%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class A)	Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02

Net Asset Value Beginning of Period	$10.02	$10.00

Net Investment Income (Loss)	0.24	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.05	0.02

Total from Investment Operations	0.29	0.03

Dividends from Net Investment Income	(0.24)	(0.01)
Distributions from Capital Gains	—	—

Total Distributions	(0.24)	(0.01)

Net Asset Value End of Period	$10.07	$10.02

Total ReturnC	2.96%	0.34	%B
Net Assets End of Period (in thousands)	$11,479	$2,155
Ratio of Expenses to Average Net Assets	0.90%	0.25	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.39%	8.04	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.33%	1.40	%A
Portfolio Turnover Rate	18%	0%

Enterprise Short Duration Bond Fund (Class B)	Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02

Net Asset Value Beginning of Period	$10.01	$10.00

Net Investment Income (Loss)	0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.01

Total from Investment Operations	0.22	0.02

Dividends from Net Investment Income	(0.18)	(0.01)
Distributions from Capital Gains	—	—

Total Distributions	(0.18)	(0.01)

Net Asset Value End of Period	$10.05	$10.01

Total ReturnD	2.22%	0.23	%B
Net Assets End of Period (in thousands)	$9,290	$2,268
Ratio of Expenses to Average Net Assets	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.15%	8.71	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.58%	0.61	%A
Portfolio Turnover Rate	18%	0%

See notes to financial statements.

ANNUAL REPORT

Enterprise Short Duration Bond Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Short Duration Bond Fund (Class C)	Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02

Net Asset Value Beginning of Period	$10.01	$10.00

Net Investment Income (Loss)	0.16	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.06	0.01

Total from Investment Operations	0.22	0.02

Dividends from Net Investment Income	(0.18)	(0.01)
Distributions from Capital Gains	—	—

Total Distributions	(0.18)	(0.01)

Net Asset Value End of Period	$10.05	$10.01

Total ReturnC,D	2.21%	0.24	%B
Net Assets End of Period (in thousands)	$5,429	$2,110
Ratio of Expenses to Average Net Assets	1.65%	1.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.17%	8.63	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.55%	0.63	%A
Portfolio Turnover Rate	18%	0%

Enterprise Short Duration Bond Fund (Class Y)	Year Ended December 31, 2003	For the Period 11/29/02 through 12/31/02

Net Asset Value Beginning of Period	$10.02	$10.00

Net Investment Income (Loss)	0.26	0.01
Net Realized and Unrealized Gain (Loss) on Investments	0.07	0.02

Total from Investment Operations	0.33	0.03

Dividends from Net Investment Income	(0.27)	(0.01)
Distributions from Capital Gains	—	—

Total Distributions	(0.27)	(0.01)

Net Asset Value End of Period	$10.08	$10.02

Total Return	3.28%	0.34	%B
Net Assets End of Period (in thousands)	$1,213	$1,102
Ratio of Expenses to Average Net Assets	0.65%	0.00	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.25%	7.69	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.55%	1.57	%A
Portfolio Turnover Rate	18%	0%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class A)	Year Ended December 31,
	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$14.16	$13.49	$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.48	0.51	0.53	0.55	0.54
Net Realized and Unrealized Gain (Loss) on Investments	0.14	0.70	(0.11)	0.78	(0.92)

Total from Investment Operations	0.62	1.21	0.42	1.33	(0.38)

Dividends from Net Investment Income	(0.48)	(0.51)	(0.53)	(0.55)	(0.54)
Distributions from Capital Gains	(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.59)	(0.54)	(0.53)	(0.55)	(0.64)

Net Asset Value End of Period	$14.19	$14.16	$13.49	$13.60	$12.82

Total ReturnC	4.43%	9.09%	3.09%	10.65%	(2.76)%
Net Assets End of Period (in thousands)	$22,753	$24,296	$21,992	$22,240	$21,703
Ratio of Expenses to Average Net Assets	1.10%	1.10%	1.10%	1.10%	1.10%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.33%	1.34%	1.33%	1.36%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.36%	3.66%	3.86%	4.23%	4.05%
Portfolio Turnover Rate	15%	20%	34%	41%	110%

Enterprise Tax-Exempt Income Fund (Class B)	Year Ended December 31,
	2003	2002	2001	2000	1999

Net Asset Value Beginning of Period	$14.17	$13.50	$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.40	0.43	0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.13	0.70	(0.10)	0.78	(0.92)

Total from Investment Operations	0.53	1.13	0.35	1.26	(0.45)

Dividends from Net Investment Income	(0.40)	(0.43)	(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	(0.11)	(0.03)	—	—	(0.10)

Total Distributions	(0.51)	(0.46)	(0.45)	(0.48)	(0.57)

Net Asset Value End of Period	$14.19	$14.17	$13.50	$13.60	$12.82

Total ReturnD	3.78%	8.49%	2.60%	10.05%	(3.29)%
Net Assets End of Period (in thousands)	$7,915	$8,760	$6,939	$6,650	$5,640
Ratio of Expenses to Average Net Assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.88%	1.90%	1.87%	1.91%	1.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.80%	3.11%	3.29%	3.68%	3.51%
Portfolio Turnover Rate	15%	20%	34%	41%	110%

See notes to financial statements.

ANNUAL REPORT

Enterprise Tax-Exempt Income Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Tax-Exempt Income Fund (Class C)	Year Ended December 31,
	2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$14.16		$13.49		$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.40		0.43		0.45	0.48	0.47
Net Realized and Unrealized Gain (Loss) on Investments	0.14		0.70		(0.11)	0.78	(0.92)

Total from Investment Operations	0.54		1.13		0.34	1.26	(0.45)

Dividends from Net Investment Income	(0.40)		(0.43)		(0.45)	(0.48)	(0.47)
Distributions from Capital Gains	(0.11)		(0.03)		—	—	(0.10)

Total Distributions	(0.51)		(0.46)		(0.45)	(0.48)	(0.57)

Net Asset Value End of Period	$14.19		$14.16		$13.49	$13.60	$12.82

Total ReturnD	3.88	%C	8.49	%C	2.52%	9.96%	(3.23)%
Net Assets End of Period (in thousands)	$3,393		$3,767		$1,821	$1,577	$1,706
Ratio of Expenses to Average Net Assets	1.65%		1.65%		1.65%	1.65%	1.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	1.88%		1.90%		1.87%	1.91%	1.97%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.82%		3.07%		3.28%	3.68%	3.54%
Portfolio Turnover Rate	15%		20%		34%	41%	110%

Enterprise Tax-Exempt Income Fund (Class Y)	Year Ended December 31,
	2003		2002		2001	2000	1999
Net Asset Value Beginning of Period	$14.17		$13.49		$13.60	$12.82	$13.84

Net Investment Income (Loss)	0.54		0.57		0.59	0.61	0.61
Net Realized and Unrealized Gain (Loss) on Investments	0.13		0.71		(0.11)	0.78	(0.92)

Total from Investment Operations	0.67		1.28		0.48	1.39	(0.31)

Dividends from Net Investment Income	(0.54)		(0.57)		(0.59)	(0.61)	(0.61)
Distributions from Capital Gains	(0.11)		(0.03)		—	—	(0.10)

Total Distributions	(0.65)		(0.60)		(0.59)	(0.61)	(0.71)

Net Asset Value End of Period	$14.19		$14.17		$13.49	$13.60	$12.82

Total Return	4.83%		9.66%		3.56%	11.15%	(2.32)%
Net Assets End of Period (in thousands)	$102		$102		$78	$49	$61
Ratio of Expenses to Average Net Assets	0.65%		0.65%		0.65%	0.65%	0.65%
Ratio of Expenses to Average Net Assets (Excluding Reimbursement and Expense Offset Arrangements)	0.88%		0.90%		0.88%	0.91%	0.99%
Ratio of Net Investment Income (Loss) to Average Net Assets	3.82%		4.11%		4.31%	4.68%	4.51%
Portfolio Turnover Rate	15%		20%		34%	41%	110%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class A)	Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.24	$10.04	$10.00

Net Investment Income (Loss)	0.16	0.32	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.35	0.43	0.11

Total from Investment Operations	0.51	0.75	0.21

Dividends from Net Investment Income	(0.21)	(0.34)	(0.10)
Distributions from Capital Gains	(0.12)	(0.21)	(0.07)

Total Distributions	(0.33)	(0.55)	(0.17)

Net Asset Value End of Period	$10.42	$10.24	$10.04

Total ReturnC	5.05%	7.56%	2.18	%B
Net Assets End of Period (in thousands)	$37,681	$26,530	$6,991
Ratio of Expenses to Average Net Assets	1.35%	1.35%	1.35	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.59%	1.71%	2.98	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.54%	3.25%	3.17	%A
Portfolio Turnover Rate	396%	467%	160%

Enterprise Total Return Fund (Class B)	Year ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.24	$10.03	$10.00

Net Investment Income (Loss)	0.11	0.26	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.34	0.44	0.10

Total from Investment Operations	0.45	0.70	0.19

Dividends from Net Investment Income	(0.15)	(0.28)	(0.09)
Distributions from Capital Gains	(0.12)	(0.21)	(0.07)

Total Distributions	(0.27)	(0.49)	(0.16)

Net Asset Value End of Period	$10.42	$10.24	$10.03

Total ReturnD	4.48%	7.09%	1.90	%B
Net Assets End of Period (in thousands)	$27,953	$23,950	$6,143
Ratio of Expenses to Average Net Assets	1.90%	1.90%	1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.14%	2.27%	3.50	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.02%	2.69%	2.65	%A
Portfolio Turnover Rate	396%	467%	160%

See notes to financial statements.

ANNUAL REPORT

Enterprise Total Return Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Enterprise Total Return Fund (Class C)	Year Ended December 31, 2003		Year Ended December 31, 2002		For the Period 08/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.24		$10.03		$10.00

Net Investment Income (Loss)	0.11		0.26		0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.34		0.44		0.10

Total from Investment Operations	0.45		0.70		0.19

Dividends from Net Investment Income	(0.15)		(0.28)		(0.09)
Distributions from Capital Gains	(0.12)		(0.21)		(0.07)

Total Distributions	(0.27)		(0.49)		(0.16)

Net Asset Value End of Period	$10.42		$10.24		$10.03

Total ReturnD	4.48	%C	7.07	%C	1.90	%B
Net Assets End of Period (in thousands)	$21,162		$16,586		$2,981
Ratio of Expenses to Average Net Assets	1.90%		1.90%		1.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	2.14%		2.26%		3.55	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	1.01%		2.62%		2.59	%A
Portfolio Turnover Rate	396%		467%		160%

Enterprise Total Return Fund (Class Y)	Year Ended December 31, 2003	Year Ended December 31, 2002	For the Period 08/31/01 through 12/31/01

Net Asset Value Beginning of Period	$10.24	$10.03	$10.00

Net Investment Income (Loss)	0.22	0.36	0.12
Net Realized and Unrealized Gain (Loss) on Investments	0.34	0.44	0.10

Total from Investment Operations	0.56	0.80	0.22

Dividends from Net Investment Income	(0.26)	(0.38)	(0.12)
Distributions from Capital Gains	(0.12)	(0.21)	(0.07)

Total Distributions	(0.38)	(0.59)	(0.19)

Net Asset Value End of Period	$10.42	$10.24	$10.03

Total Return	5.53%	8.16%	2.24	%B
Net Assets End of Period (in thousands)	$2,111	$2,053	$1,495
Ratio of Expenses to Average Net Assets	0.90%	0.90%	0.90	%A
Ratio of Expenses to Average Net Assets (Excluding Reimbursement)	1.14%	1.27%	2.68	%A
Ratio of Net Investment Income (Loss) to Average Net Assets	2.07%	3.79%	3.56	%A
Portfolio Turnover Rate	396%	467%	160%

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Money Market Fund (Class A)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$357,586		$264,161	$251,503	$272,225	$204,403
Ratio of Expenses to Average Net Assets	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		1.32%	3.65%	5.91%	4.74%

	Year Ended December 31,
Enterprise Money Market Fund (Class B)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	(0.00	)F	—	—	—	—

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$46,452		$56,323	$44,045	$28,096	$32,863
Ratio of Expenses to Average Net Assets	0.65%		0.68%	0.62%	0.56%	0.60%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		1.32%	3.65%	5.91%	4.86%

See notes to financial statements.

ANNUAL REPORT

Enterprise Money Market Fund

FINANCIAL HIGHLIGHTS — (Continued)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	Year Ended December 31,
Enterprise Money Market Fund (Class C)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	0.00F		—	—	—	—

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Total ReturnD	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$10,735		$12,775	$10,632	$8,709	$7,296
Ratio of Expenses to Average Net Assets	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		1.32%	3.65%	5.91%	4.76%

	Year Ended December 31,
Enterprise Money Market Fund (Class Y)	2003		2002	2001	2000	1999

Net Asset Value Beginning of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Net Investment Income (Loss)	0.01		0.01	0.04	0.06	0.05
Net Realized and Unrealized Gain (Loss) on Investments	(0.00	)F	—	—	—	—

Total from Investment Operations	0.01		0.01	0.04	0.06	0.05

Dividends from Net Investment Income	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Total Distributions	(0.01)		(0.01)	(0.04)	(0.06)	(0.05)

Payment by Affiliate	0.00F		—	—	—	—

Net Asset Value End of Period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Return	0.68	%G	1.34%	3.71%	6.05%	4.80%
Net Assets End of Period (in thousands)	$4,939		$4,298	$3,160	$2,666	$3,477
Ratio of Expenses to Average Net Assets	0.65%		0.68%	0.62%	0.56%	0.59%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.67%		1.32%	3.65%	5.91%	4.72%

A	Annualized.
B	Not annualized.
C	Total return does not include one time front-end sales charge.
D	Total return does not include contingent deferred sales charge.
E	Based on average shares outstanding.
F	Less than $0.01 per share.
G	In 2003, approximately 0.21% of the Fund’s total return consists of a voluntary reimbursement by the adviser for a realized investment loss.

See notes to financial statements.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements

December 31, 2003

1. Organization

The Enterprise Group of Funds, Inc. (“EGF”) is registered under The Investment Company Act of 1940 as an open-end management investment company and consists of the Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Socially Responsive, Mergers and Acquisitions, Technology, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds, each “a Fund” and together the “Funds.”

Effective February 21, 2003, the Managed and Capital Appreciation Funds acquired all of the net assets of the Mid-Cap Growth and Global Health Care Funds in tax-free exchanges of shares wherein the shareholders of each class of the Mid-Cap Growth and Global Health Care Funds received for each share owned approximately 0.63 and 0.25 shares, respectively, of the same class of the Managed and Capital Appreciation Funds. The aggregate net assets and unrealized appreciation/(depreciation) of the Funds immediately before and after the mergers were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Managed	$106,048,662	$115,642,037	$(12,319,105)	$(12,260,512)
Mid-Cap Growth	9,593,375		58,593

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Capital Appreciation	$152,090,367	$162,271,990	$(169,319)	$(402,143)
Global Health Care	10,181,623		(232,824)

Effective August 23, 2002 the Technology Fund acquired all of the net assets of the Global Technology Fund in a tax-free exchange of shares wherein shareholders of each class of the Global Technology Fund received for each share owned approximately 0.32 shares of the same class of the Technology Fund. The aggregate net assets and unrealized appreciation/(depreciation) of the Funds immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Technology	$54,098,575	$58,393,634	$(8,726,006)	$(9,500,764)
Global Technology	4,295,059		(774,758)

Effective March 22, 2002, the Growth Fund acquired all of the net assets of the Balanced Fund in a tax-free exchange of shares wherein shareholders of each class of the Balanced Fund received for each share owned approximately 0.27 shares of the same class of the Growth Fund. The aggregate net assets and unrealized appreciation/(depreciation) of the Funds immediately before and after the merger were as follows:

	Net Assets		Unrealized Appreciation/ (Depreciation)
Fund	Before Merger	After Merger	Before Merger	After Merger
Growth	$1,719,920,758	$1,736,885,663	$167,994,416	$169,014,525
Balanced	16,964,905		1,020,109

EGF offers Class A, B, C and Y shares. Shares of each class represent an identical interest in the investments of their respective Funds and generally have the same rights, but are offered with different sales charge and distribution fee

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

arrangements. Class A shares (except for the Money Market and Short Duration Bond Funds with sales charges of 0% and 3.50%, respectively) are subject to a maximum sales charge of 4.75%. Class B shares are subject to a maximum contingent deferred sales charge of 5%, which declines to zero after six years and which is based on the lesser of net asset value at the time of purchase or redemption. Class B shares automatically convert to Class A shares of the same Fund eight years after purchase. Class C shares are subject to a maximum front-end sales charge of 1% as well as a maximum contingent deferred sales charge of 1%, which declines to zero after one year and which is based on the lesser net asset value at the time of purchase or redemption. Class Y shares are not subject to any sales charges.

2. Significant Accounting Policies

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases of net assets from operations during the reporting period. Actual results could differ from those estimates. In the normal course of business, the Funds may enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of any loss from such claims is considered remote.

Valuation of Investments — Except with respect to the Money Market Fund, investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are generally valued each business day at the official closing price (typically the last reported sale price) on the exchange on which the security is primarily traded. In certain instances, fair values will be assigned when Enterprise Capital Management, Inc. (“ECM”) believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service or broker approved by the Board of Directors. Fund investments in any investment companies, unit investment trusts or similar investment funds are valued daily at their closing net asset values (or unit value) per share. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Directors.

Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Securities held by the Money Market Fund are valued at amortized cost. Under this method, a security is valued at its cost and any discount or premium is amortized to par over the period until maturity without taking into account the impact of fluctuating interest rates on the market value of the security unless the aggregate deviation from net asset value as calculated by using available market quotations exceeds ½ of 1%.

Special Valuation/Concentration Risks — Foreign denominated assets, if any, held by the Funds, may involve risks not typically associated with domestic transactions including, but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of economic instability.

As part of their investment program, certain Funds may invest in collateralized mortgage obligations (“CMOs”). Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Funds invest, the investment may be subject to a greater valuation risk due to prepayment than other types of mortgage-related securities.

The high-yield securities in which certain Funds may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the Funds may invest will be affected by the creditworthiness of individual issuers, general economic and specific industry

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

conditions and will generally fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

Certain Funds invest a high percentage of their assets in specific sectors of the market in their pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact to a Fund, positive or negative, than if such Fund did not concentrate its investments in such sectors.

Certain securities held by the Funds are valued on the basis of a price provided by a single market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold.

Illiquid Securities — At times, the Funds may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value represents the current realizable value on disposition of such securities, there is no guarantee that the Funds will be able to do so. In addition, the Funds may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolios of investments.

Repurchase Agreements — Each Fund may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a Fund would acquire a debt security for a relatively short period (usually for one day and not more than one week) subject to an obligation of the seller to repurchase and of the Fund to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the Fund’s holding period. Under each repurchase agreement, it is the Funds’ policy to receive, as collateral, U.S. Government or Agency securities whose market value (including interest) is at least equal to the repurchase price. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Written Options — When a Fund writes an option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain. If the premium is less than the amount paid for the closing purchase transaction, a realized loss is recorded. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security (or financial instrument) in determining whether the Fund has realized a gain or loss. If a put option is exercised, the Fund purchases the security (or financial instrument), the cost of the security is reduced by the premium originally received, and no gain or loss is recognized. The Fund as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

When a Fund writes a swap option, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the swap option written. If a call swap option is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put swap option is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing swap options that expire or are exercised are treated as realized gains upon the expiration or exercise of such swap options. The risk associated with writing put and call swap options is that the Fund will be obligated to be party to a swap agreement if a swap option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Generally, upon entering into such a contract, a Fund is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

As part of their investment program, the Funds (other than the Total Return Fund) may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. The Funds (other than the Total Return Fund) will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counter-parties to meet the terms of their contracts and from movements in currency values. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the Fund attempts to enter into a closing position; (3) the risk that the Fund will lose an amount in excess of the initial margin deposit.

Foreign Currency Translation — Securities, other assets and liabilities of the Funds whose values are expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by an approved pricing vendor or major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred. Exchange gains and losses are realized upon ultimate receipt or disbursement. The Funds do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from fluctuations arising from changes in the market prices of the investments.

Forward Currency Exchange Contracts — As part of their investment programs, certain Funds may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. The Total Return Fund may enter into futures contracts for other than hedging purposes.

Delayed Delivery Transactions — Certain Funds may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the subadviser or the Fund will set aside or earmark internally until the settlement date, liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. Forward sales commitments are accounted for by the Fund in the same manner as forward currency exchange contracts discussed above.

Swap Agreements — A swap agreement is a two-party contract under which an agreement is made to exchange returns from predetermined investments or instruments, including a particular interest rate, foreign currency, or “basket” of securities representing a particular index. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which, each business day, is valued to determine each party’s obligation under the contract. Fluctuations in market values are reflected as unrealized gains or losses during the term of the contract.

Risks could arise from entering into swap agreements from the potential inability of counterparties to meet the terms of their contracts, and from the potential inability to enter into a closing transaction. It is possible that developments in the swaps market could affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

As a result of a recent Financial Accounting Standards Board Emerging Issues Task Force consensus, the Total Return Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the current year Statement of Operations as well as the current and previous year’s information as reported in both the Statement of Changes in Net Assets and the Financial Highlights. These reclassifications had no effect on the net assets or net asset value per share.

Inflation Indexed Bonds — The Funds may purchase inflation-indexed bonds which are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. Over the life of the bond, interest will be paid based on a

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

principal value adjusted for inflation. Any increase in the principal value is considered interest income, even though the Fund will not receive the principal until sold or until maturity.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Securities purchased or sold on a when-issued or delayed delivery basis, if any, may be settled a month or more after the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis. Corporate actions are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes using the effective interest method. All income is allocated to the classes based on net assets.

Dividends and Distributions — Distributions of capital gains, if any, from each of the Funds, other than the Money Market Fund, are made at least annually. Dividends from net investment income, if any, for all Funds other than the fixed-income Funds, are declared and paid at least annually. Dividends from net investment income for the fixed-income Funds are declared daily and paid monthly. Dividends from net investment income and any net realized capital gains for the Money Market Fund are declared daily and paid or reinvested monthly in additional shares of the Money Market Fund at net asset value. Dividends and distributions are recorded on the ex-dividend date. Income distributions are paid out at the class level whereas capital gains are paid out at the Fund level.

Expenses — Generally, each Fund and class bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of EGF, which are generally allocated to the Fund, and simultaneously to the classes, based on net assets. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Custodian fees for the Funds are shown gross of expense offsets, if any, for custodian balance credits on uninvested cash or for credits earned by the Funds under certain directed brokerage arrangements. The Funds may direct certain security trades to brokers who may pay a portion of the commissions for those trades to offset certain expenses of the Funds. These amounts, if any, are reported in the statements of operations.

Federal Income Taxes — It is the policy of EGF to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. To the extent that a fund does not distribute substantially all of its earnings, it will be subject to a 4% non-deductible excise tax. However, no provision for Federal income or excise taxes is required, because ECM intends to pay any excise taxes on behalf of the Funds.

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

3. Transactions with Affiliates

The Funds are charged investment advisory fees by ECM for furnishing advisory and administrative services. ECM has voluntarily limited the Funds’ expenses to the expense ratios noted below. Enterprise Fund Distributors, Inc. (“EFD”), a wholly-owned subsidiary of ECM, serves as principal underwriter for shares of EGF. The Directors of EGF have adopted a Distributor’s Agreement and Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that each Fund will pay EFD a distribution fee, accrued daily and payable monthly. The advisory fee, distribution fee, and current voluntary maximum expense amounts are equal to the following annual percentage of average daily net assets for each class of shares:

	Advisory Fee	Distribution Fee				Current Voluntary Maximum Expense Amounts
Fund		A	B	C	Y	A	B	C	Y
Multi-Cap Growth	1.00%	0.45%	1.00%	1.00%	None	2.00%	2.55%	2.55%	1.55%
Small Company Growth	1.00%	0.45%	1.00%	1.00%	None	1.65%	2.20%	2.20%	1.20%
Small Company Value	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Capital Appreciation	0.75%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Deep Value	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Equity	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Equity Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Growth	0.75%	0.45%	1.00%	1.00%	None	1.60%	2.15%	2.15%	1.15%
Growth and Income	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
International Growth	0.85%	0.45%	1.00%	1.00%	None	1.85%	2.40%	2.40%	1.40%
Global Financial Services	0.85%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Global Socially Responsive	0.90%	0.45%	1.00%	1.00%	None	1.75%	2.30%	2.30%	1.30%
Mergers and Acquisitions	0.90%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Technology	1.00%	0.45%	1.00%	1.00%	None	1.90%	2.45%	2.45%	1.45%
Managed	0.75%	0.45%	1.00%	1.00%	None	1.45%	2.00%	2.00%	1.00%
Strategic Allocation	0.75%	0.45%	1.00%	1.00%	None	1.50%	2.05%	2.05%	1.05%
Government Securities	0.60%	0.45%	1.00%	1.00%	None	1.25%	1.80%	1.80%	0.80%
High-Yield Bond	0.60%	0.45%	1.00%	1.00%	None	1.30%	1.85%	1.85%	0.85%
Short Duration Bond	0.45%	0.25%	1.00%	1.00%	None	0.90%	1.65%	1.65%	0.65%
Tax-Exempt Income	0.50%	0.45%	1.00%	1.00%	None	1.10%	1.65%	1.65%	0.65%
Total Return	0.65%	0.45%	1.00%	1.00%	None	1.35%	1.90%	1.90%	0.90%
Money Market	0.35%	None	None	None	None	0.70%	0.70%	0.70%	0.70%

Prior to May 2, 2003 the voluntary maximum expense amounts for the Multi-Cap Growth Fund were as follows: A) 1.85% B) 2.40% C) 2.40% and Y) 1.40%.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

ECM is a wholly-owned subsidiary of The MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. (NYSE:MNY). The MONY Group Inc. and its subsidiaries and affiliates had the following investments in EGF as of December 31, 2003:

Fund	Class A	Class B	Class C	Class Y
Multi-Cap Growth	—	—	—	$215,010
Small Company Growth	—	—	—	177,986
Small Company Value	—	—	—	679,428
Capital Appreciation	$414,935	$214,060	$213,979	502,778
Deep Value	291,300	290,100	290,100	212,756
Equity	153,072	150,374	150,372	580,061
Equity Income	175,502	—	—	113,285
Growth	793,367	85,811	85,632	21,422,458
Growth and Income	—	—	—	140,729
International Growth	2,662	633,484	633,171	15,065,135
Global Financial Services	16,110	—	—	7,848,309
Global Socially Responsive	268,800	264,000	263,700	150,742
Mergers and Acquisitions	—	—	—	296,005
Technology	174,136	89,649	89,551	558,506
Managed	508,311	325,096	324,772	216,119
Strategic Allocation	1,289,728	1,274,856	1,273,556	1,163,451
Government Securities	97,976	—	—	129,941
High-Yield Bond	81,017	—	—	388,652
Short Duration Bond	1,309,100	1,306,500	1,306,500	1,150,316
Tax-Exempt Income	—	—	—	50,248
Total Return	1,155,681	1,140,087	1,139,900	1,298,879
Money Market	2,405,918	—	—	51,193

As of December 31, 2003, defined contribution plans of an affiliate held investments in Class Y of the International Growth Fund that comprised approximately 19% of total outstanding shares of the Fund.

ECM has subadvisory agreements with various investment advisors as subadvisers for the Funds. The advisory fee, as a percentage of average daily net assets of a Fund, is paid to ECM, which pays a portion of the fee to the subadviser. Boston Advisors, Inc. and MONY Capital Management, Inc., each wholly-owned subsidiaries of The MONY Group Inc., are the subadvisers for the Equity Income and Short Duration Bond Funds, respectively. For the year ended December 31, 2003, ECM incurred subadvisory fees payable to Boston Advisors, Inc. related to the Equity Income Fund of $299,742, and incurred subadvisory fees payable to MONY Capital Management, Inc. related to the Short Duration Bond Fund of $19,967.

For the year ended December 31, 2003, the portions of EGF sales charges paid to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group, Inc., each a wholly-owned subsidiary of The MONY Group Inc., were $5,097,899, $475,606 and $833,738, respectively. The portion of sales charges paid to EFD was $797,973.

EFD uses its distribution fee from EGF to pay expenses on behalf of EGF related to the distribution and servicing of its shares. These expenses include a distribution fee to securities dealers that enter into a sales agreement with EFD. For the year ended December 31, 2003, EFD incurred distribution fees of $2,000,809, $24,404 and $145,423 payable to MONY Securities Corporation, Trusted Securities Advisors Corp. and The Advest Group Inc., respectively.

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

For the year ended December 31, 2003, brokerage commissions paid to affiliates, including affiliates of the advisor and the individual Fund subadvisers, were as follows:

Fund	Commissions
Multi-Cap Growth	$233,438
Small Company Value	137,671
Growth and Income	5,445
International Growth	2,182
Global Financial Services	14,791
Mergers and Acquisitions	3,200
Technology	273,640

4. Estimated Loss Contingency

During 2003, the Enron Corp. bankruptcy court sought to recoup proceeds from the Money Market Fund’s $1,182,379 early disposition of Enron Corp. commercial paper in 2001. In 2003, based upon current available information, the Fund recorded an estimated loss contingency of $886,784, which has been reflected in the Statement of Operations as a realized loss. ECM has agreed to reimburse the Money Market Fund to cover the estimated loss and subsequent to year end made a cash payment to the Fund. The net result had no effect to the Money Market Fund’s net assets or Net Asset Value. This matter may not be resolved for a period of time over one year. As of December 31, 2003, no cash disbursements have been required to be paid to the bankruptcy court.

5. Investment Transactions

For the year ended December 31, 2003, purchases and sales proceeds of investments, other than short-term investments, were as follows:

	U.S. Government Obligations		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Multi-Cap Growth	—	—	$128,035,294	$132,686,699
Small Company Growth	—	—	81,370,670	73,069,475
Small Company Value	—	—	38,454,277	73,069,222
Capital Appreciation	—	—	171,177,976	156,155,692
Deep Value	—	—	15,162,837	5,999,006
Equity	—	—	50,890,341	22,954,790
Equity Income	—	—	101,444,379	99,781,441
Growth	—	—	683,198,253	531,974,513
Growth and Income	—	—	176,904,817	183,533,488
International Growth	—	—	33,922,156	33,355,343
Global Financial Services	—	—	22,658,307	23,008,435
Global Socially Responsive	—	—	3,618,637	1,867,372
Mergers and Acquisitions	—	—	155,006,554	133,490,025
Technology	—	—	154,241,439	157,295,410
Managed	$25,093,383	$21,873,503	66,907,445	76,250,561
Strategic Allocation	1,754,445	1,104,625	8,188,871	1,177,441
Government Securities	185,434,112	125,844,252	—	752,945
High–Yield Bond	—	160,164	204,705,858	126,303,545
Short Duration Bond	2,024,660	2,583,672	21,823,408	633,418
Tax-Exempt Income	—	—	4,865,366	7,581,356
Total Return	196,584,551	176,943,723	70,118,307	81,282,077

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

Outstanding forward foreign currency contracts at December 31, 2003 were as follows:

Capital Appreciation Fund

Settlement Date	Sales				Net Unrealized Appreciation (Depreciation)
	Receive		Deliver
03/17/04	USD	1,474,405	EURO	1,194,721	$(24,257)
03/17/04	USD	1,634,179	EURO	1,321,670	(23,729)

					$(47,986)

Total Return Fund

Settlement Date	Sales				Net Unrealized Appreciation (Depreciation)
	Receive		Deliver
01/07/04	USD	306,088	EURO	254,000	$(13,141)
01/15/04	USD	266,305	JPY	28,700,000	(1,006)

					$(14,147)

Transactions in options written for the year ended December 31, 2003, were as follows:

	Number of Contracts/ Notional Amounts	Premiums
Growth and Income Fund

Outstanding call options written at December 31, 2002	82	$8,140
Options expired	(82)	(8,140)

Outstanding call options written at December 31, 2003	—	—

Total Return Fund

Outstanding put and call options written at December 31, 2002	16,600,113	$263,214
Call options written	3,000,056	23,804
Call swap options written	3,500,000	53,761
Call options expired	(3,000,056)	(23,804)
Call swap options expired	(3,300,000)	(37,770)
Call swap options closed	(6,600,000)	(61,415)
Put options written	56	14,525
Put swap options written	—	—
Put options expired	(124)	(71,121)
Put options exercised	(45)	(13,191)
Put swap options expired	(3,500,000)	(41,995)

Outstanding put and call options written at December 31, 2003	6,700,000	$106,008

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

6. Securities Lending

Certain Funds may lend portfolio securities to qualified institutions. Loans are secured by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The Fund receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The lending agent provides the Fund with indemnification against losses due to borrower default. The Fund bears the risk of loss only with respect to the investment of any cash collateral. Securities currently out on loan have been denoted in the Portfolios of Investments.

The Funds generally receive cash as collateral for securities lending. The cash is invested in the Securities Lending Quality Trust (SLQT), a New Hampshire investment trust, organized and managed by State Street Bank & Trust, which is limited to investment activities incidental to or in support of the securities lending program organized and managed by State Street Bank and Trust.

At December 31, 2003, the following Funds held securities as collateral for securities out on loan:

Small Company Growth	Principal	Value
U.S. Treasury Bond 8.125% due 08/31/21	$17,220	$24,028

Total Return
Federal Farm Credit Bank 5.97% due 05/28/08	17,069	18,930
Federal Farm Credit Bank 4.75% due 08/20/12	17,069	17,025
Federal Home Loan Discount Note 0.00% due 03/19/04	85,343	85,155
Federal Home Loan Bank 1.875% due 02/15/05	56,895	57,589
Federal Home Loan Bank 2.375% due 08/15/06	58,630	59,088
Federal Home Loan Bank 5.40% due 01/21/09	7,965	8,818
Federal Home Loan Bank 6.50% due 11/13/09	11,379	13,051
Federal Home Loan Bank 0.00% due 04/27/07	37,551	37,211
Federal Home Loan Bank 0.00% due 06/19/18	56,895	46,832
Federal Home Loan Bank 0.00% due 05/16/11	56,895	57,137
Federal Home Loan Bank 4.05% due 06/24/11	5,690	5,528
Federal Home Loan Bank 6.05% due 05/17/12	56,895	58,213
Federal Home Loan Bank 0.00% due 01/08/13	56,895	57,352
Federal Home Loan Bank 0.00% due 06/05/18	56,895	56,113
Federal Home Loan Bank 0.00% due 06/19/18	56,895	46,319
Federal Home Loan Bank 0.00% due 07/03/18	7,482	6,660
Federal Home Loan Bank 0.00% due 07/10/18	56,895	43,525
Federal Home Loan Bank 6.05% due 10/29/18	13,143	13,569
Federal Home Loan Bank 0.00% due 06/18/19	23,725	23,206
Freddie Mac 5.875% due 03/21/11	148,866	163,507
Fannie Mae Discount Note 0.00% due 01/12/04	4,153	4,152
Fannie Mae 5.625% due 05/14/04	22,189	22,716
U.S. Treasury Bill 3.125% due 09/15/08	11,379	11,451
U.S. Treasury Bill 7.25% due 05/15/04	2,219	2,211

	$929,012	$915,358

7. Borrowings

EGF and another series of mutual funds advised by ECM are parties to a $40 million redemption line of credit with State Street Bank and Trust whereby each Fund may borrow up to its prospectus defined limitation. EGF pays an

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

allocated portion of an annual commitment fee equal to 0.10% of the committed amount. At December 31, 2003, there were no loans outstanding for EGF. Additionally, there were no EGF Funds that had outstanding balances at any time during the year ended December 31, 2003.

8. Capital Share Transactions

At December 31, 2003, EGF has 13,200,000,000 authorized shares at $0.001 par value. Capital share activity was as follows:

	Multi-Cap Growth Fund		Small Company Growth Fund
	Year Ended December 31, 2003	Year Ended December 31, 2002	Year Ended December 31, 2003	Year Ended December 31, 2002

Class A
Shares sold	1,102,927	979,160	710,256	799,973

Reinvestment of distributions	—	—	—	—

Shares redeemed	(1,418,516)	(2,800,446)	(512,231)	(637,062)

Net increase (decrease)	(315,589)	(1,821,286)	198,025	162,911

Class B
Shares sold	1,161,430	1,179,001	366,283	575,024

Reinvestment of distributions	—	—	—	—

Shares redeemed	(1,374,830)	(2,619,977)	(309,628)	(470,774)

Net increase (decrease)	(213,400)	(1,440,976)	56,655	104,250

Class C
Shares sold	412,468	382,070	273,884	340,612

Reinvestment of distributions	—	—	—	—

Shares redeemed	(508,792)	(1,029,622)	(126,312)	(177,496)

Net increase (decrease)	(96,324)	(647,552)	147,572	163,116

Class Y
Shares sold	152,958	51,251	152,541	107,109

Reinvestment of distributions	—	—	—	—

Shares redeemed	(22,911)	(41,040)	(72,213)	(90,354)

Net increase (decrease)	130,047	10,211	80,328	16,755

Total net increase (decrease)	(495,266)	(3,899,603)	482,580	447,032

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

	Small Company Value Fund		Capital Appreciation Fund		Deep Value Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	6,172,557	11,037,256	1,348,834	1,495,419	789,574	591,055

Shares exchanged due to merger	—	—	173,370	—	—	—

Reinvestment of distributions	—	371,374	—	—	8,671	5,621

Shares redeemed	(7,251,477)	(11,562,883)	(847,419)	(1,921,205)	(206,884)	(212,791)

Net increase (decrease)	(1,078,920)	(154,253)	674,785	(425,786)	591,361	383,885

Class B
Shares sold	3,276,152	7,416,317	720,134	587,258	512,899	507,589

Shares exchanged due to merger	—	—	249,098	—	—	—

Reinvestment of distributions	—	344,930	—	—	3,400	1,941

Shares redeemed	(3,779,480)	(5,170,377)	(514,004)	(677,333)	(144,329)	(139,190)

Net increase (decrease)	(503,328)	2,590,870	455,228	(90,075)	371,970	370,340

Class C
Shares sold	3,051,530	4,766,139	426,395	290,551	298,472	182,040

Shares exchanged due to merger	—	—	52,557	—	—	—

Reinvestment of distributions	—	152,700	—	—	1,431	554

Shares redeemed	(2,717,345)	(3,329,465)	(161,221)	(242,112)	(94,080)	(75,032)

Net increase (decrease)	334,185	1,589,374	317,731	48,439	205,823	107,562

Class Y
Shares sold	344,163	665,393	95,212	36,330	6,062	29,408

Shares exchanged due to merger	—	—	8,058	—	—	—

Reinvestment of distributions	—	10,253	—	—	201	244

Shares redeemed	(312,105)	(558,557)	(13,553)	(9,860)	(9,174)	(13,285)

Net increase (decrease)	32,058	117,089	89,717	26,470	(2,911)	16,367

Total net increase (decrease)	(1,216,005)	4,143,080	1,537,461	(440,952)	1,166,243	878,154

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

	Equity Fund		Equity Income Fund		Growth Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	6,950,806	2,740,589	396,317	491,083	23,125,466	18,002,341

Shares exchanged due to merger	—	—	—	—	—	411,379

Reinvestment of distributions	—	—	33,535	58,261	—	—

Shares redeemed	(2,987,394)	(4,016,093)	(632,333)	(861,023)	(13,124,431)	(14,057,141)

Net increase (decrease)	3,963,412	(1,275,504)	(202,481)	(311,679)	10,001,035	4,356,579

Class B
Shares sold	3,107,250	1,894,955	301,576	456,595	3,853,282	4,813,544

Shares exchanged due to merger	—	—	—	—	—	425,941

Reinvestment of distributions	—	—	10,578	21,225	—	—

Shares redeemed	(1,869,889)	(3,106,499)	(358,886)	(530,423)	(5,982,119)	(7,938,718)

Net increase (decrease)	1,237,361	(1,211,544)	(46,732)	(52,603)	(2,128,837)	(2,699,233)

Class C
Shares sold	2,619,730	1,853,244	133,292	159,842	3,670,394	3,915,224

Shares exchanged due to merger	—	—	—	—	—	126,443

Reinvestment of distributions	—	—	2,571	4,521	—	—

Shares redeemed	(1,429,866)	(2,801,236)	(95,133)	(158,955)	(3,055,287)	(3,207,521)

Net increase (decrease)	1,189,864	(947,992)	40,730	5,408	615,107	834,146

Class Y
Shares sold	250,099	173,709	612	1,796	1,457,018	1,049,128

Shares exchanged due to merger	—	—	—	—	—	5864

Reinvestment of distributions	—	—	121	179	—	—

Shares redeemed	(119,289)	(120,133)	(4,047)	(1,633)	(933,499)	(1,007,779)

Net increase (decrease)	130,810	53,576	(3,314)	342	523,519	47,213

Total net increase (decrease)	6,521,447	(3,381,464)	(211,797)	(358,532)	9,010,824	2,538,705

	Growth and Income Fund		International Growth Fund		Global Financial Services Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	488,534	539,672	1,252,955	2,174,814	385,193	951,409

Reinvestment of distributions	1,848	—	—	—	20,043	53,247

Shares redeemed	(601,895)	(1,010,028)	(1,233,862)	(2,617,738)	(519,111)	(1,647,284)

Net increase (decrease)	(111,513)	(470,356)	19,093	(442,924)	(113,875)	(642,628)

Class B
Shares sold	365,141	534,944	504,238	645,143	261,691	309,745

Reinvestment of distributions	—	—	—	—	12,006	40,087

Shares redeemed	(620,003)	(1,114,868)	(513,744)	(688,225)	(311,442)	(458,460)

Net increase (decrease)	(254,862)	(579,924)	(9,506)	(43,082)	(37,745)	(108,628)

Class C
Shares sold	138,396	175,639	459,972	303,091	185,792	53,146

Reinvestment of distributions	—	—	—	—	3,663	7,831

Shares redeemed	(171,300)	(296,990)	(422,161)	(344,947)	(63,782)	(110,600)

Net increase (decrease)	(32,904)	(121,351)	37,811	(41,856)	125,673	(49,623)

Class Y
Shares sold	198,187	104,223	1,372,232	1,700,992	3,393	45,773

Reinvestment of distributions	2,574	—	—	—	19,208	43,532

Shares redeemed	(58,798)	(93,080)	(1,280,953)	(1,748,782)	(10,129)	(37,000)

Net increase (decrease)	141,963	11,143	91,279	(47,790)	12,472	52,305

Total net increase (decrease)	(257,316)	(1,160,488)	138,677	(575,652)	(13,475)	(748,574)

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

	Global Socially Responsive Fund		Mergers and Acquisitions Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	202,324	201,796	3,607,784	1,694,082

Reinvestment of distributions	—	—	63,530	18,444

Shares redeemed	(122,434)	(111,521)	(724,035)	(877,760)

Net increase (decrease)	79,890	90,275	2,947,279	834,766

Class B
Shares sold	85,774	56,735	1,321,036	843,980

Reinvestment of distributions	—	—	36,566	15,014

Shares redeemed	(20,463)	(25,875)	(540,701)	(513,537)

Net increase (decrease)	65,311	30,860	816,901	345,457

Class C
Shares sold	92,469	43,236	2,371,279	1,081,565

Reinvestment of distributions	—	—	38,272	10,449

Shares redeemed	(19,199)	(8,063)	(364,709)	(341,011)

Net increase (decrease)	73,270	35,173	2,044,842	751,003

Class Y
Shares sold	7,326	5,042	374,614	96,882

Reinvestment of distributions	—	—	1,433	146

Shares redeemed	(210)	(1,236)	(43,141)	(64,712)

Net increase (decrease)	7,115	3,806	332,906	32,316

Total net increase (decrease)	225,586	160,114	6,141,928	1,963,542

	Technology Fund		Managed Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	888,994	657,257	1,457,641	1,194,017

Shares exchanged due to merger	—	364,577	715,255	—

Reinvestment of distributions	—	—	71,401	—

Shares redeemed	(891,438)	(2,284,755)	(2,072,674)	(4,211,729)

Net increase (decrease)	(2,444)	(1,262,921)	171,623	(3,017,712)

Class B
Shares sold	963,236	931,621	1,078,927	1,490,360

Shares exchanged due to merger	—	317,036	769,770	—

Reinvestment of distributions	—	—	33,254	—

Shares redeemed	(1,043,750)	(1,919,183)	(2,970,747)	(3,597,606)

Net increase (decrease)	(80,514)	(670,526)	(1,088,796)	(2,107,246)

Class C
Shares sold	408,091	181,395	268,132	165,458

Shares exchanged due to merger	—	70,757	283,161	—

Reinvestment of distributions	—	—	4,222	—

Shares redeemed	(298,963)	(543,684)	(250,402)	(320,164)

Net increase (decrease)	109,128	(291,532)	305,113	(154,706)

Class Y
Shares sold	56,640	28,949	3,418	303,002

Shares exchanged due to merger	—	17,801	30,735	—

Reinvestment of distributions	—	—	580	—

Shares redeemed	(48,609)	(24,950)	(9,471)	(6,388,655)

Net increase (decrease)	8,031	21,800	25,262	(6,085,653)

Total net increase (decrease)	34,201	(2,203,179)	(586,798)	(11,365,317)

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

	Strategic Allocation Fund		Government Securities Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	621,337	591,916	3,172,066	5,272,124

Reinvestment of distributions	613	—	293,594	327,000

Shares redeemed	(261,291)	(414,708)	(4,505,082)	(3,478,212)

Net increase (decrease)	360,659	177,208	(1,039,422)	2,120,912

Class B
Shares sold	456,028	793,361	1,748,742	4,167,081

Reinvestment of distributions	—	—	209,679	218,806

Shares redeemed	(173,978)	(245,031)	(3,098,590)	(1,658,294)

Net increase (decrease)	282,050	548,330	(1,140,169)	2,727,593

Class C
Shares sold	310,237	341,444	657,113	1,443,537

Reinvestment of distributions	—	—	50,661	53,386

Shares redeemed	(96,060)	(128,235)	(988,721)	(682,718)

Net increase (decrease)	214,177	213,209	(280,947)	814,205

Class Y
Shares sold	34,496	85,970	733,036	304,219

Reinvestment of distributions	430	—	45,605	31,413

Shares redeemed	(40,167)	(65,252)	(95,452)	(159,523)

Net increase (decrease)	(5,241)	20,718	683,189	176,109

Total net increase (decrease)	851,645	959,465	(1,777,349)	5,838,819

	High-Yield Bond Fund		Short Duration Bond Fund		Tax-Exempt Income Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	For the period Nov. 29, 2002 to Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	6,114,951	7,381,246	1,562,245	216,195	205,213	376,592

Reinvestment of distributions	558,146	470,406	15,453	62	46,689	45,183

Shares redeemed	(5,113,580)	(3,549,108)	(653,041)	(1,088)	(363,660)	(336,192)

Net increase (decrease)	1,559,517	4,302,544	924,657	215,169	(111,758)	85,583

Class B
Shares sold	2,961,118	2,388,795	896,233	226,583	82,474	219,630

Reinvestment of distributions	293,736	274,734	8,765	82	14,941	12,638

Shares redeemed	(1,479,216)	(1,489,245)	(207,267)	(103)	(158,092)	(127,987)

Net increase (decrease)	1,775,638	1,174,284	697,731	226,562	(60,677)	104,281

Class C
Shares sold	3,672,140	2,635,345	458,119	210,817	64,810	192,017

Reinvestment of distributions	176,725	93,255	3,982	53	6,965	5,215

Shares redeemed	(1,355,437)	(875,431)	(132,743)	(20)	(98,639)	(66,194)

Net increase (decrease)	2,493,428	1,853,169	329,358	210,850	(26,864)	131,038

Class Y
Shares sold	2,418,221	309,573	24,332	110,007	—	1,680

Reinvestment of distributions	79,166	37,368	183	—	165	120

Shares redeemed	(411,899)	(154,659)	(14,087)	—	(206)	(396)

Net increase (decrease)	2,085,488	192,282	10,428	110,007	(41)	1,404

Total net increase (decrease)	7,914,071	7,522,279	1,962,174	762,588	(199,340)	322,306

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

	Total Return Fund		Money Market Fund
	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002	Year Ended Dec. 31, 2003	Year Ended Dec. 31, 2002

Class A
Shares sold	2,119,452	2,182,937	364,525,321	240,934,087

Reinvestment of distributions	98,347	94,521	2,473,747	3,313,236

Shares redeemed	(1,191,958)	(384,283)	(273,573,668)	(231,588,964)

Net increase (decrease)	1,025,841	1,893,175	93,425,400	12,658,359

Class B
Shares sold	1,323,414	1,954,970	35,438,621	56,933,243

Reinvestment of distributions	60,309	73,771	347,688	601,664

Shares redeemed	(1,039,233)	(302,061)	(45,657,081)	(45,256,820)

Net increase (decrease)	344,490	1,726,680	(9,870,772)	12,278,087

Class C
Shares sold	835,986	1,473,408	19,734,566	22,913,569

Reinvestment of distributions	40,755	42,816	81,328	135,543

Shares redeemed	(464,948)	(193,511)	(21,856,323)	(20,906,021)

Net increase (decrease)	411,793	1,322,713	(2,040,429)	2,143,091

Class Y
Shares sold	91,998	87,093	2,660,554	1,845,363

Reinvestment of distributions	4,524	6,649	25,914	42,670

Shares redeemed	(94,442)	(42,266)	(2,045,742)	(749,898)

Net increase (decrease)	2,080	51,476	640,726	1,138,135

Total net increase (decrease)	1,784,204	4,994,044	82,154,925	28,217,672

9. Redemption Fees

EGF charges a 2% redemption fee on non-Money Market Fund exchanges or redemptions done within 30 days of a purchase or exchange. These redemption fees are collected and retained by the affected Fund for the benefit of the remaining shareholders and are recorded by the Fund as paid in capital. For the year ended December 31, 2003 redemption fees charged and collected by the Funds were as follows:

Fund	Class A	Class B	Class C	Class Y
Small Company Growth	$2,423	$2,344	$846	$593
Small Company Value	582	487	258	24
Capital Appreciation	3,328	1,622	650	86
Equity	578	430	304	17
Growth	21,915	12,545	5,411	1,352
Global Financial Services	485	447	125	342
Mergers and Acquisitions	606	318	377	45
Technology	967	1,305	343	21
International Growth	161,580	111,583	45,004	74,454
Government Securities	28,521	6,226	1,646	930
High-Yield Bond	39,541	24,759	17,734	7,082

During the year ended December 31, 2003, ECM contributed approximately $296,891 to the International Growth Fund to reimburse the Fund for redemption fees on behalf of an affiliate.

10. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for net operating losses, futures and options transactions, foreign currency transactions,

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

paydown gains and losses, losses deferred due to wash sales, capital loss carryforwards, excise tax regulations, investments in passive foreign investment companies and the utilization of earnings and profits distributed to shareholders on redemptions as part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

The tax character of distributions paid during 2003 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Deep Value	$149,487	$—	$—	$149,487
Equity Income	1,071,925	—	—	1,071,925
Growth and Income	137,740	—	—	137,740
Global Financial Services	387,925	—	—	387,925
Mergers and Acquisitions	1,971,570	—	—	1,971,570
Managed	743,973	—	—	743,973
Strategic Allocation	12,170	—	—	12,170
Government Securities	8,645,166	—	512,820	9,157,986
High-Yield Bond	16,145,845	—	—	16,145,845
Short Duration Bond	422,913	—	—	422,913
Tax-Exempt Income	—	1,150,774	263,029	1,413,803
Total Return	2,298,995	—	155,766	2,454,761
Money Market	2,976,813	—	—	2,976,813

The tax character of distributions paid during 2002 was as follows:

Fund	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gain	Total Distributions
Small Company Value	$—	$—	$6,714,356	$6,714,356
Deep Value	69,651	—	—	69,651
Equity Income	796,349	—	917,597	1,713,946
Global Financial Services	434,171	—	408,784	842,955
Mergers and Acquisitions	520,375	—	—	520,375
Government Securities	9,639,063	—	—	9,639,063
High-Yield Bond	11,662,638	—	—	11,662,638
Short Duration Bond	8,878	—	—	8,878
Tax-Exempt Income	—	1,172,290	71,213	1,243,503
Total Return	2,373,537	—	190,349	2,563,886
Money Market	4,182,161	—	—	4,182,161

ANNUAL REPORT

Notes to Financial Statements — (Continued)

December 31, 2003

The tax character of distributable earnings/accumulated losses at December 31, 2003 was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward	Expiration
Multi-Cap Growth	—	—	$142,500,446	2008-10
Small Company Growth	—	—	13,186,202	2009-11
Small Company Value	—	—	4,727,784	2011
Capital Appreciation	—	—	75,165,156	2009-10
Deep Value	—	—	1,754,704	2010-11
Equity	—	—	55,798,391	2008-11
Equity Income	$31,636	—	7,780,606	2010-11
Growth	—	—	356,126,795	2007-11
Growth and Income	—	—	50,864,190	2009-11
International Growth	108,294	—	39,634,275	2008-11
Global Financial Services	867,465	—	—	—
Global Socially Responsive	—	—	996,444	2009-11
Mergers and Acquisitions	3,059,149	—	—	—
Technology	—	—	275,260,122	2008-11
Managed	—	—	40,249,261	2009-10
Strategic Allocation	6,029	—	268,522	2010-11
Government Securities	65,534	—	—	—
High-Yield Bond	79,815	—	27,496,331	2007-11
Short Duration Bond	—	—	8,882	2011
Tax-Exempt Income	—	62,024	—	—
Total Return	448,225	157,664	—	—
Money Market	4,959	—	4,952	2008-11

Included in the Capital Appreciation and Managed Funds are capital loss carryforward amounts acquired in connection with the respective mergers that occurred in 2003. Utilization of these losses (as shown below) may be limited in accordance with Federal tax regulations.

Capital Loss Carryforward Acquired*
Capital Appreciation	$3,672,808
Managed	3,505,183

*These	losses may be further limited due to IRS regulations.

THE ENTERPRISE Group of Funds, Inc.

Notes to Financial Statements — (Continued)

December 31, 2003

At December 31, 2003, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Fund	Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain (Loss)
Multi-Cap Growth	$79,035,199	$15,644,312	$(1,516,192)	$14,128,120
Small Company Growth	121,654,578	20,859,715	(6,733,884)	14,125,831
Small Company Value	547,731,345	134,170,780	(33,209,603)	100,961,177
Capital Appreciation	205,390,017	57,083,240	(492,007)	56,591,233
Deep Value	27,647,810	3,725,286	(121,881)	3,603,405
Equity	173,828,951	29,065,699	(18,334,104)	10,731,595
Equity Income	103,901,603	17,646,406	(561,446)	17,084,960
Growth	1,488,255,888	231,867,594	(26,625,867)	205,241,727
Growth and Income	164,791,016	26,914,807	(2,589,481)	24,325,326
International Growth	59,408,970	15,154,899	(954,221)	14,200,678
Global Financial Services	32,277,526	5,444,783	(775,896)	4,668,887
Global Socially Responsive	6,136,057	1,030,742	(5,306)	1,025,436
Mergers and Acquisitions	179,536,590	6,641,927	(628,702)	6,013,225
Technology	71,160,706	20,978,848	(1,484,135)	19,494,713
Managed	122,361,646	11,038,497	(2,307,267)	8,731,230
Strategic Allocation	34,608,688	2,938,143	(1,712,307)	1,225,836
Government Securities	235,079,612	4,292,448	(649,156)	3,643,292
High-Yield Bond	305,255,935	21,588,272	(5,262,692)	16,325,580
Short Duration Bond	27,056,176	235,551	(164,250)	71,301
Tax-Exempt Income	31,417,069	2,318,954	(28,806)	2,290,148
Total Return	111,396,475	1,304,275	(132,321)	1,171,954

Under the current tax law, capital and currency losses realized after October 31, 2003 may be deferred and treated as occurring on the first day of the following fiscal year. For fiscal year ended December 31, 2003, the following Funds elected to defer capital losses realized between November 1, 2003 and December 31, 2003 in the following amounts:

Fund	Amount
Small Company Growth	$216,888
Capital Appreciation	389,437
High-Yield Bond	25,894
Short Duration Bond	6,482

11. Subsequent Event

On February 18, 2004 The Board of Directors approved, subject to certain conditions concerning limitations on changes in the organizational personnel, a resolution to effect a change in control of the Adviser whereby the MONY Group Inc. has agreed to be acquired by AXA Financial, Inc. The change in control must be approved by the shareholders of each Fund of EGF. The proposed acquisition will need to be approved by a vote of the MONY Group Inc. shareholders.

ANNUAL REPORT

Report of Independent Auditors

To the Board of Directors and Shareholders of

The Enterprise Group of Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Deep Value, Equity, Equity Income, Growth, Growth and Income, International Growth, Global Financial Services, Global Socially Responsive, Mergers and Acquisitions, Technology, Managed, Strategic Allocation, Government Securities, High-Yield Bond, Short Duration Bond, Tax-Exempt Income, Total Return and Money Market Funds (constituting The Enterprise Group of Funds, Inc., hereafter referred to as the “Fund”) at December 31, 2003, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

February 19, 2004

THE ENTERPRISE Group of Funds, Inc.

Tax Reporting Information (Unaudited)

The Tax-Exempt Income Fund has designated 100% of the income distributions paid monthly by each class of the Fund during its taxable year ended December 31, 2003 as tax-exempt interest dividends for Federal income tax purposes. However, the Fund also paid taxable long-term capital gains.

The capital gain designations for distributions EGF paid to shareholders in the year ended December 31, 2003, whether taken in additional shares or in cash, were as follows:

Government Securities	$1,220,400
Tax Exempt Income	280,242
Total Return	155,766

The information below summarizes those funds which had the following portions of their 2003 long-term capital gain distributions qualify as post May 6, 2003 capital gains.

Government Securities	100%
Tax Exempt Income	100%

The information below summarizes those funds which had the following portions of their 2003 ordinary income distributions (located in Box #1 of 1099-DIV) qualify as qualifying dividend income (“QDI”):

Deep Value	100%
Equity Income	100%
Growth and Income	100%
Global Financial Services:
Class A	79%
Class B	67%
Class C	72%
Class Y	84%
Managed	100%
Strategic Allocation	80%

The information below summarizes those funds which had the following portions of their 2003 ordinary income distributions (located in Box #1 of 1099-DIV) qualify for the corporate dividends received deduction (“DRD”):

Deep Value	100%
Equity Income	100%
Growth and Income	100%
Global Financial Services	54%
Managed	100%
Strategic Allocation	100%

ANNUAL REPORT

DIRECTORS AND OFFICERS

NAME, ADDRESS AND YEAR OF BIRTH	POSITIONS HELD	YEAR OF ELECTION	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN EGF	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA 1923	Director and Audit Committee Member	1972	President, ATD Advisory Corp.	22	EAT - 16 Portfolios

Arthur Howell, Esquire, Atlanta, GA 1918	Director and Audit Committee Chairman	1968	Of Counsel, Alston & Bird LLP (law firm)	22	EAT - 16 Portfolios

William A. Mitchell, Jr., Atlanta, GA 1940	Director	1987	Chairman, Carter & Associates (real estate development)	22	EAT - 16 Portfolios

Lonnie H. Pope, Macon, GA 1934	Director and Audit Committee Member	1985	CEO, Longleaf Industries, Inc., (chemical manufacturing)	22	EAT - 16 Portfolios

INTERESTED PARTIES:

Victor Ugolyn, Atlanta, GA 1947	Chairman, President & Chief Executive Officer, Director	1991	Chairman, President & CEO, ECM, EGF, EFD, and EAT	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios

Michael I. Roth, New York, NY 1945	Director	1991	Chairman and CEO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group, Inc., Pitney Bowes, Inc., Interpublic Group of Companies, Inc.

Samuel J. Foti, New York, NY 1952	Director	1995	President and COO, The MONY Group Inc.	22	EAT - 16 Portfolios, EGF plc - 7 Portfolios, The MONY Group Inc.

Phillip G. Goff, Atlanta, GA 1963	Vice President and Chief Financial Officer	1995	Senior Vice President and CFO, EFD; Vice President and CFO, EGF, EAT and ECM; Controller, MSF	22	—

Herbert M. Williamson, Atlanta, GA 1951	Treasurer and Assistant Secretary	1988	Vice President, ECM; Assistant Secretary and Treasurer, EGF, EAT, ECM and EFD	—	—

Catherine R. McClellan, Atlanta, GA 1955	Secretary	1990	Senior Vice President, Secretary and Chief Counsel, ECM and EFD; Secretary, EGF, EAT, and MSF	—	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.	MSF - MONY Series Fund, Inc.

The Enterprise Group of Funds Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request by calling 1-800-432-4320 or 1-800-368-3527.

THE ENTERPRISE Group of Funds, Inc.

DIRECTORS AND OFFICERS

Directors

Victor Ugolyn

Chairman and Director

Arthur T. Dietz	Arthur Howell
Director	Director

William A. Mitchell, Jr.	Lonnie H. Pope
Director	Director

Samuel J. Foti	Michael I. Roth
Director	Director

Officers

Victor Ugolyn

President and Chief Executive Officer

Phillip G. Goff

Vice President and Chief Financial Officer

Herbert M. Williamson	Catherine R. McClellan
Treasurer and Assistant Secretary	Secretary

Investment Advisor

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Investment Advisor

Enterprise Capital Management, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Distributor

Enterprise Fund Distributors, Inc.

Atlanta Financial Center

3343 Peachtree Road, N.E.

Suite 450

Atlanta, GA 30326-1022

Telephone: 1-800-432-4320

Custodian

State Street Bank and Trust Company

Boston, MA 02105

Transfer Agent

National Financial Data Services, Inc

330 W. 9th Street

Kansas City, MO 64105-1514

Telephone: 1-800-368-3527

Independent Auditors

PricewaterhouseCoopers LLP

Baltimore, MD 21201

Member - Investment Company Institute

1-800-432-4320

www.enterprisefunds.com

This report is not to be used in connection with

the offering of shares of the funds unless accompanied or

preceded by an effective prospectus.

©2003 Enterprise Fund Distributors, Inc. AR CA12.03

Item 2.    Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

Item 3.    Audit Committee Financial Expert.

The registrant’s Board has determined that Mr. Arthur T. Dietz, a member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes this Item.

Item 4.    Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate audit fees billed to the registrant for 2003 and 2002 by the principal accountant were $394,500 and $410,000, respectively.

(b) Audit-Related Fees. The aggregate audit related fees billed to the registrant for 2003 and 2002 by the principal accountant were $15,750 and $13,300, respectively. These services were primarily for work related to reviewing various SEC filings and agreed upon procedures relating to the semi-annual report.

(c) Tax Fees. The aggregate tax fees billed to the registrant for 2003 and 2002 by the principal accountant were $238,735 and $248,570, respectively. These services related primarily to finalizing year-end tax calculations, reviewing tax compliance and preparation of state and federal tax returns.

(d) All Other Fees. There were no fees, other than those noted under the “Audit Fees”, “Audit Related Fees” and “Tax Fees” disclosures, billed to the registrant for the last two fiscal years by the principal accountant.

(e) (1) Pre-Approval Policy. The registrant’s audit committee (the “Committee”) has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant’s affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). Any proposed services not subject to general pre-approval (e.g., unanticipated but permissible services) will require specific pre-approval by the Committee. The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e) (2) 100% of the services that were described in paragraphs (b) thru (d) of this item were approved by the audit committee.

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for 2003 and 2002 to the registrant’s investment adviser and other qualifying affiliated entities were $848,403 and $2,964,529, respectively.

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and other qualifying affiliated entities that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Items 5-6.    [Reserved]

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.    [Reserved]

Item 9.    Controls and Procedures.

(a)  The registrant’s president/chief executive officer and vp/chief financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s president/chief executive officer and vp/chief financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 10.    Exhibits.

(a)	(1)	Code of Ethics attached hereto.

(a)	(2)	Separate certifications by the registrant’s president/chief executive officer and vp/chief financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)		A certification by the registrant’s president/chief executive officer and vp/chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Enterprise Group of Funds, Inc.

By:	/s/ Victor Ugolyn
Name:	Victor Ugolyn
Title:	President/Chief Executive Officer
Date:	February 25, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Victor Ugolyn
Name:	Victor Ugolyn
Title:	President/Chief Executive Officer
Date:	August 20, 2003

By:	/s/ Phillip G. Goff
Name:	Phillip G. Goff
Title:	VP/Chief Financial Officer
Date:	February 25, 2004